UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21475

Tamarack Funds Trust

(Exact name of registrant as specified in charter)

100 S. Fifth Street, Suite 2300, Minneapolis, MN	55402-1240
(Address of principal executive offices)	(Zip code)

BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 422-2766

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT March 31, 2007
Large Cap Growth Fund Mid Cap Growth Fund SMID Cap Growth Fund Enterprise Fund Small Cap Core Fund Value Fund Microcap Value Fund

Tamarack Funds

About Your Semi-Annual Report

This semi-annual report includes detailed information regarding your Fund’s performance. This report is provided to help answer your questions as a shareholder. Among these questions may be: How has my Fund performed against its benchmark both in the last year and over the last ten years (or since inception if less than ten years)? What are the annual expenses of my Fund? What are the significant accounting policies and procedures followed by my Fund?

The Tamarack Funds compare their performance against various Russell Equity indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented, as well as the discussion and analysis from your portfolio manager(s), will help you evaluate your investment in the Tamarack Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. Tamarack Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1 800-422-2766; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

 LETTER FROM THE CIO OF EQUITIES

A Change in Sentiment?

The U.S. equity markets were generally strong during 2006, with most indices posting double-digit returns. In what has become a common pattern over the past several years, equities rallied strongly in the fourth quarter. Steady interest rates, cheaper energy prices, good inflation readings, decent retail sales and potential signs of a bottoming in the housing market fueled investor optimism. The rally was broad-based, allowing the S&P 500 Index to hit a new multi-year high, rising 6.7% for the fourth quarter and finish up 15.8% for the year.

During the fourth quarter of 2006, small cap stocks (as measured by the Russell 2000 Index) outperformed their large and mid cap counterparts. This has been the case for several years, although there was some evidence in the last half of 2006 that large cap stocks were regaining market leadership. Also during the fourth quarter, value stocks performed significantly better than growth stocks across all capitalization ranges, especially in large cap. In large cap, the Russell 1000 Value Index out-performed the Russell 1000 Growth Index by 210 basis points (8.0% vs. 5.9%) for the quarter and finished ahead of large cap growth by 1310 basis points (22.2% vs. 9.1%) for the year. In mid cap, value finished ahead of growth by 150 basis points (8.5% vs. 7.0%) for the quarter and by 950 basis points (20.2% vs. 10.7%) for the year. In small cap, value beat growth by a narrow 20 basis points (9.0% vs. 8.8%) for the fourth quarter but by a wide 1010 basis points (23.5% vs. 13.4%) for the year.

At the sector level, all ten sectors of the broad market S&P 500 Index posted positive returns in the fourth quarter and the year. Materials 11.4%, Energy 11.2% and Consumer Discretionary 10.3% led all sectors in the fourth quarter while Health Care 1.4% and Consumer Staples 3.5% trailed. For the year, Telecommunications Services 36.8%, Energy 24.2%, and Utilities 21.0% were up most while Health Care 7.5% lagged.

In 2007, investors began where they left off in 2006, namely with a significant appetite for risk. The combination of robust “fundamentals”, including corporate earnings, economic growth, subdued inflation and interest rates together with still-ample liquidity, encouraged continued speculative behavior among investors. However, after months of building a bulletproof conviction in a “Goldilocks” investment environment where slow, steady economic growth would be just right to keep earnings growing and inflation shrinking, risk aversion suddenly returned. After foiling many market strategists who had been calling for a market correction since last summer, the eight-month S&P 500 winning streak was finally broken in February. Tuesday, February 27 was the 16th largest 1-day drop in the S&P 500 since 1990. The pullback began with the Shanghai stock market falling 9%. Investor bullishness shifted toward bearish concerns about global liquidity, sub-prime mortgages, a potential credit crunch, the housing market and a Greenspan warning among others. But underlying it all was concern about future economic growth. This change in investor behavior also caused the VIX, (the Chicago Board Options Exchange Volatility Index - a popular measure of investor sentiment and risk), to almost double. U.S. equity markets remained jittery through end of the first quarter as investors continued to digest the news flow and change in sentiment. At the close on March 30, the broad market S&P 500 eked out a first quarter return of 0.7%, the Dow Jones Industrial Average declined 0.3% and the NASDAQ Composite added 0.5%.

 LETTER FROM THE CIO OF EQUITIES

The Opportunities Ahead

We periodically find ourselves in the midst of uncertain economic signals. The current environment presents opportunities for discerning and patient investors to take advantage of clear investment opportunities amid the uncertainty.

Overall, equities remain an attractive asset class. Last year was an above-average year for all equities, with the exception perhaps of growth stocks. Stock prices rose significantly in 2006, but corporate earnings rose in tandem, keeping valuations reasonable. Key equity ratios are close to their long-term averages and nowhere near levels that could be viewed as excessive. Corporations that strengthened their balance sheets, in recent years, are taking advantage to make acquisitions and buy back their stock. In fact, stock buybacks and cash acquisitions have increased 289% since 2004.

More directly tied to stock prices, investors will have to adjust to the fact that they probably just enjoyed the last quarter of double-digit corporate earnings growth for a while. According to First Call estimates, S&P 500 operating profits will only be growing at 6.9% for the calendar year 2007. In the previous four cycles where corporate profit growth decelerated, higher quality stocks have delivered superior investment returns.

Volatile market environments have also favored higher quality stocks. Over the past 20 years, there is a high correlation between an increase in the VIX Index and the outperformance of higher quality stocks. Regardless of why volatility is occurring, we think that it is quite healthy because a pickup in volatility tends to draw assets back toward their “intrinsic value”. Periods of stability, such as we have experienced for the past three years, often spur speculation during which asset valuations sometimes stray far from reasonable levels. Volatility tends to increase investors’ risk aversion and dampen speculation. When that happens, asset prices tend to decline to more reasonable levels, ones that are based more on actual fundamentals than on speculation. This is something that long-term investors (rather that traders or speculators) who take a rational approach to buying securities should welcome.

The recent shift in market leadership, with signs of investors’ attention being drawn to higher quality stocks, is typical of the late stages of an economic cycle. We think this trend is positive for Voyageur’s investment approach. At this advanced stage of an economic expansion, we believe that corporate earnings can continue to grow, but at a reduced rate. So, while some companies may experience difficulty in a low-growth environment we expect that the innovative companies with strong financials will continue to prosper and we remain committed to our diversified, high quality approach to investing.

Nancy M. Scinto Chief Investment Officer, Equity Products	Nancy M. Scinto Tamarack Funds Chief Investment Officer Equity Products

 EQUITY PORTFOLIO MANAGERS

Voyageur Asset Management Inc. (“Voyageur”), the investment advisor to the Tamarack Funds, employs a team approach to the management of the Tamarack Equity Funds, with no individual team member being solely responsible for the investment decisions.

Nancy M. Scinto
Chief Investment Officer Equity Products, Managing Director, Director of Equity Research, Senior Portfolio Manager
Nancy Scinto is responsible for equity portfolio management and directing the Voyageur growth equity research efforts. She joined Voyageur in 1999 from Chicago Trust Company where she managed institutional accounts and was co-manager of the five-star Alleghany / Chicago Growth and Income Fund. Nancy has held various positions including personal trust, equity trader, senior equity analyst and senior portfolio manager. She began her career in the investment industry in 1984. Nancy received a BA from Governors State University and an MBA from DePaul University. She is a member of the CFA Society of Chicago.

Nancy M. Scinto

David J. Cox, CFA
Senior Managing Director, Director of Equity Investments, Senior Portfolio Manager
David Cox is responsible for equity portfolio management and directing the Voyageur growth equity efforts. He joined Voyageur in 1999 from Chicago Trust Company where he held positions as director of equity research, portfolio manager and senior equity analyst. While at Chicago Trust, David co-managed the Alleghany/Chicago Trust Balanced Fund, which held a Morningstar five-star rating in the Domestic Hybrid category. Prior to his experience at Voyageur and Chicago Trust, David held analyst positions at Driehaus Securities and at Kirr, Marbach & Company. David began his career in the investment industry in 1984. He received a BS from the University of Illinois and an MBA from the Kelley School of Business at Indiana University. He is a CFA charterholder and member of the CFA Society of Chicago and the CFA Institute. David is also a member of the Reese Fund Advisory Board.	David J. Cox, CFA

Steven A. Rusnak, CFA
Vice President, Senior Portfolio Manager, Senior Equity Analyst
Steven Rusnak is a member of the growth equity team and conducts fundamental equity research for a diverse group of industries, including financials and health care. He joined Voyageur in 1999 from Chicago Trust Company where he was a senior equity analyst and portfolio manager. Previously Steve held positions with Mesirow Financial as senior equity analyst, the State Teachers Retirement System of Ohio as an analyst and at Feldman Securities Corporation as a portfolio analyst. Steve has been in the investment industry since 1985. He earned a BA in Economics and an MBA from The Stephen M. Ross School of Business at the University of Michigan. Steve is CFA charterholder and a member of the CFA Society of Chicago and CFA Institute.	Steven A. Rusnak, CFA

 EQUITY PORTFOLIO MANAGERS

Forbes L. Watson	Forbes L. Watson
Vice President, Senior Portfolio Manager
Forbes Watson is responsible for small cap growth and SMID cap growth equity portfolio management. He joined Voyageur in 2002 from RBC Centura Bank where he managed separate accounts and the five-star RBC Mid Cap Equity Fund. Forbes held portfolio management positions with Trustmark National Bank and ParkSouth Corporation, a registered investment advisor, before joining RBC Centura Bank in 1998. He began his career with May, Cullum, Ragland & Brittain, Inc., a Dallas-based investment boutique, and also worked in the Dallas NASDAQ trading office of Shearson/Lehman Brothers. Forbes began his career in the investment industry in 1981. He received a BA in Finance from the University of North Texas and an MBA from Millsaps College. Forbes is a member of the CFA Society of North Carolina and CFA Institute.

Michael T. Lee, CFA	Michael T. Lee, CFA
President, Chief Investment Officer, Senior Portfolio Manager
Mike Lee is the President of Voyageur and responsible for overseeing the firm’s investment activities. He is also a portfolio manager with Voyageur’s Growth Equity team. Mike began his career with Voyageur in 1993 as an equity analyst. His prior professional experience included seven years with Northwest Airlines in corporate sales and strategic systems development. Mike serves on the board of the Minnesota Children’s Museum and is a mentor and advisor for the Carlson School Funds Enterprise at the University of Minnesota. Mike received a BS in Economics from DePauw University and an MBA in Finance from the University of Minnesota, Carlson School of Management. He is a CFA charterholder and member of the CFA Society of Minnesota.

Lance F. James	Lance F. James
Managing Director, Senior Portfolio Manager
Lance James is responsible for portfolio management of Voyageur’s Small Cap Core Fund and Enterprise Fund. Prior to joining Voyageur in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince	George Prince
Portfolio Manager, Senior Equity Analyst
George Prince serves as the co-portfolio manager for the Enterprise Fund. George also provides research support for Voyageur’s Small Cap Core Fund and mid cap value portfolios. He joined Voyageur in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 10 years of investment industry experience. He received a BA from Yale University.

 EQUITY PORTFOLIO MANAGERS

Bruce W. Kaser, CFA
Senior Portfolio Manager
Bruce Kaser is responsible for large cap value portfolio management and is a member of Voyageur’s large cap value and concentrated large cap value team. Bruce joined Voyageur in 2007 from Freedom Capital where he served as a senior large cap value portfolio manager for six years. Prior to his experience at Voyageur and Freedom Capital, Bruce was a portfolio manager for value equity clients at Loomis Sayles. Bruce began his career in the investment industry in 1985. He received a BS from Miami University (Ohio) and an MBA from the University of Chicago’s Graduate School of Business. Bruce is a CFA charterholder and member of the CFA Institute. Bruce is also a member of the Petroleum Analysts of Boston and is the Treasurer for the Boston charity, Strike Out Cancer.	Bruce W. Kaser, CFA

Stuart A. (“Sam”) Lippe
Senior Portfolio Manager
Sam Lippe is responsible for large cap value portfolio management and is a member of Voyageur’s large cap value and concentrated large cap value team. Sam joined Voyageur in 2007 from Freedom Capital where he served as a senior large cap value portfolio manager for over five years. Prior to his experience at Voyageur and Freedom Capital, Sam was a portfolio manager and analyst for the Endowment Fund at Howard Hughes Medical Institute. He also worked as an analyst for value-oriented portfolios at Legg Mason Capital Management. Sam began his career in the investment industry in 1978. He received a BS from Cornell University and an MBA from New York University. Sam is a member of the Association of Insurance and Financial Analysts.	Stuart A. Lippe

 PERFORMANCE SUMMARY

Average Annual Total Returns as of March 31, 2007 (Unaudited)

Tamarack Large Cap Growth Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (a)

Class A (g)
- Including Maximum Sales Charge of 5.75%	-6.78%	1.26%	-0.11%	2.81%	6.92%
- At Net Asset Value	-1.07%	3.29%	1.07%	3.42%	7.31%
Class C (h)
- Including Contingent Deferred Sales Charge of 1.00%	-2.78%	2.53%	0.32%	2.65%	6.51%
- At Net Asset Value	-1.80%	2.53%	0.32%	2.65%	6.51%
Class I (g)	-0.79%	3.53%	1.32%	3.67%	7.67%
Class R (h)	-1.34%	3.02%	0.82%	3.16%	7.04%
Class S (i)	-0.79%	3.53%	1.32%	3.67%	7.67%
Russell 1000 Growth Index*	7.06%	7.01%	3.48%	5.51%	9.77%

Tamarack Mid Cap Growth Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (a)

Class A (g)
- Including Maximum Sales Charge of 5.75%	-9.16%	4.85%	4.21%	9.76%	12.59%
- At Net Asset Value	-3.61%	6.94%	5.45%	10.41%	13.01%
Class C (h)
- Including Contingent Deferred Sales Charge of 1.00%	-5.27%	6.16%	4.67%	9.60%	12.17%
- At Net Asset Value	-4.34%	6.16%	4.67%	9.60%	12.17%
Class I (g)	-3.36%	7.21%	5.70%	10.72%	13.35%
Class R (h)	-3.85%	6.68%	5.19%	10.14%	12.72%
Class S (i)	-3.36%	7.23%	5.72%	10.73%	13.36%
Russell Midcap Growth Index	6.90%	12.41%	9.45%	9.44%	12.21%

Tamarack SMID Cap Growth Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (b)

Class A (g)
- Including Maximum Sales Charge of 5.75%	-11.11%	6.18%	5.88%	9.43%	10.78%
- At Net Asset Value	-5.68%	8.30%	7.14%	10.08%	11.31%
Class C (h)
- Including Contingent Deferred Sales Charge of 1.00%	-7.22%	7.48%	6.33%	9.25%	10.48%
- At Net Asset Value	-6.34%	7.48%	6.33%	9.25%	10.48%
Class I (g)	-5.41%	8.57%	7.41%	10.34%	11.62%
Class R (h)	-5.99%	7.98%	6.85%	9.79%	11.02%
Class S (i)	-5.42%	8.55%	7.39%	10.33%	11.62%
Russell 2500 Growth Index*	4.44%	11.12%	9.13%	8.43%	9.89%
Russell 2000 Growth Index*	1.56%	9.41%	7.88%	6.31%	7.43%

 PERFORMANCE SUMMARY

Tamarack Enterprise Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (c)

Class A (j)
- Including Maximum Sales Charge of 5.75%	-0.93%	8.08%	10.56%	11.36%	12.46%
- At Net Asset Value	5.13%	10.23%	11.87%	12.03%	12.75%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	3.31%	9.39%	11.03%	11.19%	11.91%
- At Net Asset Value	4.26%	9.39%	11.03%	11.19%	11.91%
Class I (k)	5.39%	10.52%	12.16%	12.31%	13.03%
Class R (j)	4.85%	9.94%	11.58%	11.74%	12.46%
Class S	5.35%	10.51%	12.15%	12.31%	13.03%
Russell 2000 Index *	5.91%	12.00%	10.95%	10.23%	10.47%
Russell 2000 Value Index *	10.38%	14.47%	13.61%	13.46%	13.23%

Tamarack Small Cap Core Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (d)

Class A (j)
- Including Maximum Sales Charge of 5.75%	0.38%	9.00%	9.98%	10.82%	11.91%
- At Net Asset Value	6.49%	11.17%	11.29%	11.48%	12.33%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	4.76%	10.34%	10.46%	10.65%	11.49%
- At Net Asset Value	5.71%	10.34%	10.46%	10.65%	11.49%
Class R (j)	6.23%	10.87%	11.00%	11.19%	12.05%
Class S	6.75%	11.43%	11.56%	11.75%	12.61%
Russell 2000 Index *	5.91%	12.00%	10.95%	10.23%	15.08%

Tamarack Value Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (e)

Class A (j)
- Including Maximum Sales Charge of 5.75%	3.82%	7.46%	4.21%	6.43%	11.43%
- At Net Asset Value	10.15%	9.60%	5.45%	7.06%	11.72%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	8.32%	8.77%	4.66%	6.26%	10.89%
- At Net Asset Value	9.32%	8.77%	4.66%	6.26%	10.89%
Class R (j)	9.86%	9.31%	5.18%	6.79%	11.44%
Class S	10.40%	9.86%	5.71%	7.33%	12.00%
Russell 1000 Value Index *	16.83%	14.42%	10.25%	10.85%	13.78%

 PERFORMANCE SUMMARY

Tamarack Microcap Value Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (f)

Class A (j)
- Including Maximum Sales Charge of 5.75%	2.61%	11.56%	13.24%	13.88%	10.91%
- At Net Asset Value	8.86%	13.79%	14.59%	14.56%	11.25%
Class C (j)
- Including Contingent Deferred Sales Charge of 1.00%	7.05%	12.95%	13.75%	13.71%	10.42%
- At Net Asset Value	8.05%	12.95%	13.75%	13.71%	10.42%
Class R (j)	8.56%	13.49%	14.30%	14.27%	10.97%
Class S	9.12%	14.08%	14.88%	14.84%	11.53%
Russell 2000 Value Index *	10.38%	14.47%	13.61%	13.46%	12.35%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to the most recent month-end go to www.voyageur.net.

*Each of the comparative indices is a widely recognized market value weighted measure of the return of securities. Index returns do not include sales fees or operating expenses. You cannot invest directly in indices.

(a)	The since inception date (commencement of operations) of the Fund is December 31, 1990.
(b)	The since inception date (commencement of operations) of the Fund is January 1, 1995.
(c)	The since inception date (commencement of operations) of the Fund is December 2, 1983.
(d)	The since inception date (commencement of operations) of the Fund is August 5, 1991.
(e)	The since inception date (commencement of operations) of the Fund is September 30, 1984.
(f)	The since inception date (commencement of operations) of the Fund is September 10, 1987.
(g)	The performance in the table reflects the performance of the former RBC Funds, the predecessors to the Tamarack Funds. The quoted performance of the Funds include the performance of a common trust fund (“CTF”) account advised by the Adviser (including its predecessor) and managed the same as the Fund in all material respects, for periods dating prior to the Fund’s commencement of operations (October 1, 1996 for the Large Cap Growth Fund, June 1, 1994 for the Mid Cap Growth Fund, and May 2, 1997 for the SMID Cap Growth Fund), as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. Each CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If each CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).
(h)	The inception date for Class C and Class R shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A Shares of the Fund, adjusted to reflect the fees and expenses of Class C and Class R shares, as applicable (and where applicable, the maximum sales charges of the Class C shares).
(i)	The inception date for Class S of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class I Shares of the Fund, adjusted to reflect the fees and expenses of Class S.
(j)	The inception date for Class A, Class C and Class R shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class A, Class C and Class R shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C shares).
(k)	The inception date for Class I shares of the Fund is September 30, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class I shares, as applicable.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid cap companies in the Russell 3000 Index, which have higher price-to-book ratios and higher forecasted growth rates.

The Russell 1000 Growth Index is an unmanaged index that measures the performance of U.S. large cap companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index is an unmanaged index that measures the performance of U.S. large cap companies in the Russell 3000 Index, which have lower price-to-book ratios and lower forecasted growth rates.

 PERFORMANCE SUMMARY

The Russell 2000 Growth Index is an unmanaged index that measures the performance of U.S. small cap companies in the Russell 2000 Index, which have higher price-to-book ratios and higher forecasted growth rates.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth rates.

The Russell 2000 Index is an unmanaged index that measures the performance of U.S. small cap companies in the Russell 3000 Index.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Large Cap Growth Fund

Investment Objective

Seeks long-term growth by purchasing high-quality, larger capitalization companies that display consistent earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance

For the six-month period ending March 31, 2007, the Fund had a total return of 2.67% (Class A, at net asset value). That compares to a total return of 7.19% for the Russell 1000 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	Stryker Corp. (medical technology) was the best performing stock in the portfolio, for the period, returning +33.7% and contributing 78bps to total returns.
•	An overweight allocation to Energy stocks, the second best performing sector in the Russell 1000 Index, added to returns. Smith International (oil well equipment), +23.8%, strongly outperformed both its sector and the Index.
•	An underweight allocation to the Information Technology sector, an underperforming group made a positive contribution.

Factors That Detracted From Relative Returns

•	The six month period continued to be a challenging environment for our investment approach. Consistent growth companies that we own generally lagged as fundamentals diverged from stock prices.
•	In addition, our portfolio returns were hurt by a small number of stocks primarily in the Financials, Health Care and Consumer Staples sectors.
•	Stock selection in Financials was the largest detractor to returns. SLM Corporation, (lending/ financing), stock price declined, -21.3%, largely due to concerns that the new make-up of Congress, following the mid-term elections, may threaten its margins.
•	Within Health Care, Quest Diagnostics, (clinical laboratories), stock price was negatively impacted by news the company had lost a contract with United Healthcare. We feel the market’s reaction to this news was overdone and continue to hold this stock in the Fund.
•	Among our Consumer Staples picks, Whole Foods Market, (food retailer), declined as investors became increasingly concerned about intensified competition, slowing business growth and reduced profit margins. This stock was sold from the portfolio.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Large Cap Growth Fund

Investment Objective
Long-term capital appreciation.

Benchmark
Russell 1000 Growth Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Information Technology	22.9%
Healthcare	15.9%
Consumer Discretionary	15.3%
Industrials	14.4%
Financials	12.9%

Top Ten Holdings
(as of 3/31/07)
(% of fund’s net assets)

Danaher Corp.	4.38%	Procter & Gamble Co. (The)	3.60%
Cisco Systems, Inc.	4.21%	Chicago Mercantile Exchange Holdings, Inc.	3.34%
General Electric Co.	3.80%	Stryker Corp.	3.21%
Adobe Systems, Inc.	3.71%	PepsiCo, Inc.	3.18%
United Technologies Corp.	3.61%	Johnson Controls, Inc.	3.00%

*A listing of all portfolio holdings can be found on page 60.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The quoted performance of the Fund includes performance of certain collective trust funds (“Commingled Accounts”) advised by Centura Bank prior to the establishment of the Fund on October 1, 1996. On that date, the assets of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the “1940 Act”), and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts’ performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund’s estimated expenses at the time of its inception, which was 1.00% of average daily net assets for Class A. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Mid Cap Growth Fund

Investment Objective

Seeks long-term growth by primarily investing in high quality, mid-capitalization companies that display consistent earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance

For the six-month period ending March 31, 2007, the Fund had a total return of 4.97% (Class A, at net asset value). That compares to a total return of 11.18% for the Russell Midcap Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	Overall, including both stock selection and sector weightings, Materials and Information Technology stocks added the most to the Fund’s returns.
•	Among our Materials picks, Florida Rock Industries, (cement and aggregate), was the greatest contributor, adding 124 bps to Fund returns, following an announcement the company is to be acquired by Vulcan Materials.
•	In Information Technology, FactSet Research Systems, (computer software), +29.4%, outperformed both the Russell Midcap Growth Index and the Information Technology sector.
•	An overweight allocation to Industrials, an outperforming sector and an underweight allocation to Consumer Staples, a lagging sector, made a slight positive contribution in the period.

Factors That Detracted From Relative Returns

•	The six month period continued to be a challenging environment for our investment approach. Consistent growth companies that we own generally lagged as fundamentals diverged from stock prices.
•	Overall, including both stock selection and sector weightings, Consumer Discretionary and Health Care detracted the most from Fund returns.
•	Among our Consumer Discretionary holdings, several of our previously strongest performing stocks experienced a pullback. This included Coldwater Creek, (specialty retailer), -29.5% and Pool Corp. (swimming pool supplies), -7.0%.
•	Within the Health Care sector, Quest Diagnostics, (clinical laboratories), -18.5%, was a significant negative. However, we are maintaining this position as we believe investors’ concerns about the United Healthcare contract loss are overdone.
•	Finally, an underweight allocation to Materials, the best performing sector +30.7%, negatively impacted Fund returns.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Mid Cap Growth Fund

Investment Objective

Long-term capital appreciation.

Benchmark

Russell Midcap Growth Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Industrials	24.6%
Consumer Discretionary	23.4%
Information Technology	19.6%
Healthcare	13.9%
Financials	7.7%

Top Ten Holdings
(as of 3/31/07)
(% of fund’s net assets)

Roper Industries, Inc.	4.44%	Expeditors International of Washington, Inc.	2.77%
FactSet Research Systems, Inc.	4.04%	Cognos, Inc. ADR	2.70%
Varian Medical Systems, Inc.	3.11%	VCA Antech, Inc.	2.68%
CDW Corp.	3.10%	Dick’s Sporting Goods, Inc.	2.63%
Stericycle, Inc.	2.90%
Pool Corp.	2.89%

*A listing of all portfolio holdings can be found on page 62.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack SMID Cap Growth Fund

Investment Objective

Invests in a diversified portfolio of high-quality, small and mid capitalization companies. Utilizing fundamental research, the Fund seeks to identify profitable companies, selling at reasonable valuations with the most potential for long-term capital appreciation and less than average market risk.

Performance

For the six-month period ending March 31, 2007, the Fund had a total return of 3.95% (Class A, at net asset value). That compares to a total return of 12.61% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	Performance benefited by strong security selection in the Energy sector during the first fiscal quarter.
•	Performance benefited by strong security selection in the Health Care, Financials, and Industrials during the second fiscal quarter.
•	An increasing number of the portfolio companies are subject to takeover activity, as the cash hoards being built up by private equity firms and public corporations start being put to use.

Factors That Detracted From Relative Returns

•	The Fund remained committed to its higher quality growth style while the market placed higher rewards on lower quality, smaller cap stocks.
•	Overweight allocations to the Financial sector and underweight to the Materials sector during the first three months of the period.
•	Security selection in Consumer Discretionary, Information Technology, and Consumer Staples during the second three months of the period.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack SMID Cap Growth Fund

Investment Objective

Long-term capital appreciation.

Benchmark

Russell 2500 Growth Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Healthcare	22.5%
Information Technology	20.1%
Consumer Discretionary	18.0%
Industrials	15.2%
Financials	11.4%

Top Ten Holdings
(as of 3/31/07)
(% of fund’s net assets)

Wells Fargo Prime Investment Money Market Fund	4.01%	Cymer, Inc.	2.47%
DST Systems, Inc.	3.07%	FactSet Research Systems, Inc.	2.44%
Legg Mason, Inc.	3.01%	Coldwater Creek, Inc.	2.41%
Valspar Corp.	2.54%	Dick’s Sporting Goods, Inc.	2.38%
Roper Industries, Inc.	2.52%	PetSmart, Inc.	2.37%

*A listing of all portfolio holdings can be found beginning on page 64.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a ten year period and is based on Class A shares including the maximum sales charge of 5.75%. The quoted performance of the Fund includes performance of certain collective trust funds (“Commingled Accounts”) advised by Centura Bank prior to the establishment of the Fund on May 2, 1997. On that date, the assets of the Commingled Accounts were equivalent in all material aspects to those of the Fund. During that time, the Commingled Accounts were not registered under the Investment Company Act of 1940 (the “1940 Act”), and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Accounts had been registered under the 1940 Act, the Commingled Accounts’ performance may have been adversely affected. Because the Commingled Accounts did not charge any expenses, their performance has been adjusted to reflect the Fund’s estimated expenses at the time of its inception, which was 1.50% of average daily net assets for Class A. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Enterprise Fund

Investment Objective

Invests in profitable, established small companies that are dominant in their industries. By selecting undervalued companies with small market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance

For the six-month period ending March 31, 2007, the Fund had a total return of 9.44% (Class A, at net asset value). That compares to a total return of 11.02% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	Favorable stock selection in the Technology sector as compared to Russell 2000 index. An example would be Covansys which returned 44%.
•	Favorable stock selection in the Health Care sector. An example would be Adeza Biomedical which returned 46%.
•	Favorable Consumer Discretionary stock selection such as Steinway Musical which returned 25%.

Factors That Detracted From Relative Returns

•	Adverse stock selection compared to the index in the Transportation industry. One of the bigger detractors in the portfolio was the trucking firm SAIA, which declined by -27%.
•	Adverse Producer Durables sector stock selection such as Allied defense Group which declined by -48%.
•	Underweight versus the Russell 2000 index in the top performing Consumer Staples sector.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Enterprise Fund

Investment Objective

Long-term growth of capital.

Benchmark

Russell 2000 Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Industrials	24.9%
Consumer Discretionary	17.2%
Financials	15.8%
Information Technology	12.4%
Materials	11.1%

Top Ten Holdings
(as of 3/31/07)
(% of fund’s net assets)

Movado Group, Inc.	4.37%	Universal Stainless & Alloy Products, Inc.	2.42%
Steinway Musical Instruments, Inc.	3.40%	Comtech Telecommunications Corp.	2.41%
HMS Holdings Corp.	3.37%	Penford Corp.	2.35%
ASTA Funding, Inc.	2.72%	Columbus McKinnon Corp.	2.16%
Tetra Technologies, Inc.	2.52%	Covansys Corp.	2.11%

*A listing of all portfolio holdings can be found beginning on page 65.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The inception date for Class A shares of the Fund is April 19, 2004. All performance shown for Class A shares prior to the inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees, expenses and maximum sales charges of Class A shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Small Cap Core Fund

Investment Objective

Invests in profitable, established small companies that are dominant in their industries. By selecting undervalued growth companies with small to mid-size market capitalizations, this Fund strives to achieve growth with greater price stability than many other small stock funds.

Performance

For the six-month period ending March 31, 2007, the Fund had a total return of 9.67% (Class A, at net asset value). That compares to a total return of 11.02% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	Strong 1st Quarter 2007 performance as compared to the Russell 2000 index (Fund Class A +3.91%, compared to Russell 2000 +1.95%).
•	The Fund was underweight versus the index in the poorly performing Financial Services sector.
•	Favorable stock selection in the Financial Services sector such as S.L. Green Realty (up +25%) and Asta Funding (up +15%).
•	Favorable stock selection in Utilities sector such as Energen (up +22%).

Factors That Detracted From Relative Returns

•	Weak 4th Quarter 2006 performance as compared to the Russell 2000 index.
•	Adverse Basic Materials sector stock selection such as Intertape Polymer Group (down -46%).
•	Adverse Consumer Discretionary stock selection such as Casual male Retail Group (down -14%).
•	Adverse Health Care sector stock selection such as Angiotech Pharmaceutical (down -38%).

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Small Cap Core Fund

Investment Objective

Long-term growth of capital.

Benchmark

Russell 2000 Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Industrials	23.0%
Consumer Discretionary	22.5%
Financials	13.3%
Information Technology	11.3%
Healthcare	8.9%

Top Ten Holdings
(as of 3/31/07)
(% of fund’s net assets)

Carlisle Co.	4.42%	Steinway Musical Instruments, Inc.	3.03%
Movado Group, Inc.	3.49%	Polymedica Corp.	2.88%
Gardner Denver, Inc.	3.40%	Men’s Wearhouse, Inc.	2.50%
Interface, Inc.	3.39%	Ashford Hospitality Trust, Inc.	2.47%
Inverness Medical Innovations, Inc.	3.09%	Manitowoc Co., Inc. (The)	2.34%

*A listing of all portfolio holdings can be found beginning on page 67.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The inception date for Class A shares of the Fund is April 19, 2004. All performance shown for Class A shares prior to the inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees, expenses and maximum sales charges of Class A shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Value Fund

Investment Objective

Seeks long-term growth by purchasing larger capitalization companies that are unpopular and undervalued based on their earnings, assets and/or dividends. The Fund’s goal is to invest in stocks that offer above-average potential for growth in principal and income while assuming less than market risk.

Performance

For the six-month period ending March 31, 2007, the Fund had a total return of 5.65% (Class A, at net asset value). That compares to a total return of 9.34% for the Russell 1000 Value Index, the Fund’s primary benchmark. The style of investment management changed in February of 2007 as the Large Cap Value Team formerly with Freedom Capital Management assumed responsibility for the Fund.

Factors That Made Positive Contributions

•	During the six-month period the performance was aided by strong stock selection in the consumer discretionary sector with Johnson Controls, up 32.9%, being the top performer. Subsequent to the investment team change in February, the large cap value portfolio showed strong relative performance in Utilities, Energy and Financials.
•	Utilities was the second strongest sector in the market, up 9.40%. Our stock selection and slight overweight in the electric utilities part of the sector combined to produce 15 basis points of relative outperformance. FPL up 13.18%, and MDU, up 12.67%, were some notable holdings in the sector.
•	Energy produced 14 basis points of excess return. Noble Energy, up 21.7% during the quarter, led the way in this sector.
•	We also gained relative to the market in the Financial sector. Financials, responding to worries in the subprime market, was the weakest sector in the benchmark, down 2.65%. We made a very good trade selling Lehman Brothers during the quarter as the stock gained 8.26% during the time we held it, but ended the quarter down 10.15%. While neutral the sector as a whole, we were underweight commercial banks within the sector which also helped performance.

Factors That Detracted From Relative Returns

•	In Financials, the fund’s holding in SLM Corp hurt performance while in Energy the fund’s Integrated Oil Holdings were unable to match the 14.5% return of that industry within the index.
•	Telecommunication equipment was a weak spot as our holdings in Motorola and Tellabs hurt us in the first quarter.
•	Within the Industrials sector, Machinery was up strongly while our holding in the space, Dover Corporation, was flat in the quarter.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Value Fund

Investment Objective

Long-term growth of capital and income.

Benchmark

Russell 1000 Value Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Financials	31.0%
Energy	9.0%
Healthcare	8.8%
Telecommunication Services	8.8%
Consumer Staples	8.1%

Top Ten Holdings
(as of 3/31/07)
(% of fund’s net assets)

Exxon Mobil Corp.	5.34%	Merck & Co., Inc.	2.93%
Citigroup, Inc.	4.03%	AT&T, Inc.	2.62%
Verizon Communications, Inc.	3.64%	General Electric Co.	2.54%
American International Group, Inc.	3.46%	Coca-Cola Co.	2.48%
JPMorgan Chase & Co.	3.33%	Bank of America Corp.	2.42%

*A listing of all portfolio holdings can be found beginning on page 69.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The inception date for Class A shares of the Fund is April 19, 2004. All performance shown for Class A shares prior to the inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees, expenses and maximum sales charges of Class A shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Microcap Value Fund

Investment Objective

Invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Utilizing a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while offering shareholders some protection from market declines and fluctuations.

Performance

For the six-month period ending March 31, 2007, the Fund had a total return of 10.43% (Class A, at net asset value). That compares to a total return of 10.62% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	Sector weightings (allocation) contributed strongly to relative performance versus the benchmark with all ten sectors making a positive contribution. The total contribution to relative performance from allocation was roughly 230 basis points.
•	Overall the top three sectors were Financials, Consumer Staples and Utilities. Both allocation and stock selection in each of the sectors made a positive contribution versus the benchmark.
•	Financials, the top sector overall, had the strongest relative contribution from allocation at over 110 basis points. Consumer Staples, the second best sector, had the strongest relative contribution from stock selection at 45 basis points.

Factors That Detracted From Relative Returns

•	Overall stock selection detracted from relative performance versus the benchmark.
•	Consumer Discretionary and Materials had the weakest relative stock selection and were the weakest overall sectors.

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Microcap Value Fund

Investment Objective

Long-term growth of capital.

Benchmark

Russell 2000 Value Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral) & Top Five Industries (% of fund’s net assets)

Top Five Industries
Consumer Discretionary	20.4%
Financials	17.3%
Industrials	16.5%
Consumer Staples	8.6%
Information Technology	8.5%

Top Ten Holdings
(as of 3/31/07)
(% of fund’s net assets)

iShares Russell Microcap Index Fund	2.06%	South Jersey Industries, Inc.	0.73%
Credit Acceptance Corp.	0.91%	HEICO Corp.	0.69%
Hub International Ltd. ADR	0.89%	HEICO Corp., Class A	0.69%
Consolidated Graphics, Inc.	0.78%	Bon-Ton Stores, Inc.	0.69%
Ingles Markets, Inc., Class A	0.74%	M & F Worldwide Corp.	0.68%

*A listing of all portfolio holdings can be found beginning on page 71.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 5.75%. The inception date for Class A shares of the Fund is April 19, 2004. All performance shown for Class A shares prior to the inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees, expenses and maximum sales charges of Class A shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

  FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2007
(Unaudited)

	Tamarack Large Cap Growth Fund	Tamarack Mid Cap Growth Fund	Tamarack SMID Cap Growth Fund	Tamarack Enterprise Fund

Assets:
Investments, at value (cost $104,750,359; $93,418,412; $8,794,438 and $256,716,251, respectively)	$118,617,232	$115,166,872	$10,050,275	$359,051,248
Investment of cash collateral for securities on loan, at value (cost $11,210,762; $16,887,814; $-; and $54,531,034, respectively)	11,210,762	16,887,814	—	54,531,034

Total Investments	129,827,994	132,054,686	10,050,275	413,582,282
Interest and dividends receivable	102,540	28,277	3,087	202,689
Cash	—	—	—	420,647
Receivable for capital shares issued	1,183	40,809	1,382	279,101
Receivable from advisor	—	—	7,102	—
Prepaid expenses	13,050	20,333	15,787	30,969

Total Assets	129,944,767	132,144,105	10,077,633	414,515,688

Liabilities:
Cash overdraft	53,174	2	—	—
Payable for capital shares redeemed	145,778	12,369	10,461	170,305
Payable for investments purchased	—	—	—	393,904
Payable upon return of securities on loan	11,210,762	16,887,814	—	54,531,034
Accrued expenses and other payables:
Investment advisory fees	38,601	42,304	—	179,039
Administration fees	10,092	9,780	859	30,325
Distribution fees	929	10,350	1,222	6,488
Other	167,315	129,063	36,795	147,503

Total Liabilities	11,626,651	17,091,682	49,337	55,458,598

Net Assets	$118,318,116	$115,052,423	$10,028,296	$359,057,090

Net Assets Consist Of:
Capital	$135,038,377	$89,829,389	$7,666,892	$238,608,664
Undistributed net investment income (loss)	(5,665)	(369,328)	(63,676)	900,074
Accumulated net realized gains (losses) from investment transactions	(30,581,469)	3,843,902	1,169,243	17,213,355
Net unrealized appreciation (depreciation) on investments	13,866,873	21,748,460	1,255,837	102,334,997

Net Assets	$118,318,116	$115,052,423	$10,028,296	$359,057,090

Net Assets:
Class A	$4,179,388	$40,159,596	$5,275,690	$20,103,882
Class I	1,129,383	71,183,226	4,399,390	43,352,932
Class C	34,775	2,020,731	30,103	2,643,011
Class R	10,195	10,768	35,788	50,306
Class S	112,964,375	1,678,102	287,325	292,906,959

Total	$118,318,116	$115,052,423	$10,028,296	$359,057,090

 FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	Tamarack Large Cap Growth Fund		Tamarack Mid Cap Growth Fund	Tamarack SMID Cap Growth Fund	Tamarack Enterprise Fund

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	375,040		3,153,566	522,516	798,484
Class I	100,018		5,414,802	420,321	1,707,792
Class C	3,190		162,355	3,073	107,777
Class R	922		852	3,586	2,016
Class S	10,003,341		127,535	27,482	11,542,495

Total	10,482,511		8,859,110	976,978	14,158,564

Net Asset Values and Redemption Price per Share:
Class A (a)	$11.14		$12.73	$10.10	$25.18

Class I	$11.29		$13.15	$10.47	$25.39

Class C (b)	$10.90		$12.45	$9.80	$24.52

Class R	$11.05	(c)	$12.64	$9.98	$24.95

Class S	$11.29		$13.16	$10.46	$25.38

Maximum Offering Price Per Share:
Class A	$11.82		$13.51	$10.72	$26.72

Maximum Sales Charge - Class A	5.75%		5.75%	5.75%	5.75%

(a)	For Class A shares, redemption price per share is reduced by 1.00% for sales of shares within 12 months of purchase (applicable on purchases of $1 million or more on which no initial sales charge was paid).
(b)	For Class C shares, redemption price per share is reduced by 1.00% for sales of shares within 12 months of purchase.
(c)	Net asset value is calculated using unrounded net assets of $10,195.21 divided by the unrounded shares of 922.37.

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2007
(Unaudited)

	Tamarack Small Cap Core Fund	Tamarack Value Fund	Tamarack Microcap Value Fund

Assets:
Investments, at value (cost $47,007,093; $244,924,653 and $269,284,570, respectively)	$71,045,547	$279,756,016	$367,928,946
Investment of cash collateral for securities on loan, at value (cost $10,168,057; $13,215,583 and $-, respectively)	10,168,057	13,215,583	—

Total Investments	81,213,604	292,971,599	367,928,946
Interest and dividends receivable	55,900	510,276	274,144
Receivable for capital shares issued	75,527	8,323	1,648,567
Receivable for investments sold	220,588	5,411,899	—
Prepaid expenses	30,861	26,694	64,488

Total Assets	81,596,480	298,928,791	369,916,145

Liabilities:
Cash overdraft	43	—	7
Payable for capital shares redeemed	12,035	231,358	87,421
Payable for investments purchased	542,268	8,355,078	677,084
Payable upon return of securities on loan	10,168,057	13,215,583	—
Accrued expenses and other payables:
Investment advisory fees	42,170	113,775	212,926
Administration fees	5,914	23,367	30,514
Distribution fees	1,052	138	11,793
Other	65,078	197,972	78,108

Total Liabilities	10,836,617	22,137,271	1,097,853

Net Assets	$70,759,863	$276,791,520	$368,818,292

Net Assets Consist Of:
Capital	$42,595,478	$165,190,891	$269,692,013
Undistributed net investment income (loss)	218,411	2,110,480	(285,393)
Accumulated net realized gains (losses) from investment transactions	3,907,520	74,658,786	767,296
Net unrealized appreciation (depreciation) on investments	24,038,454	34,831,363	98,644,376

Net Assets	$70,759,863	$276,791,520	$368,818,292

Net Assets:
Class A	$2,821,029	$554,643	$41,127,770
Class C	572,002	25,467	3,767,010
Class R	15,510	4,223	540,086
Class S	67,351,322	276,207,187	323,383,426

Total	$70,759,863	$276,791,520	$368,818,292

 FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	Tamarack Small Cap Core Fund		Tamarack Value Fund	Tamarack Microcap Value Fund

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	90,682		13,898	1,795,230
Class C	18,827		645	167,754
Class R	502		106	23,677
Class S	2,152,555		6,914,332	14,051,898

Total	2,262,566		6,928,981	16,038,559

Net Asset Values and Redemption Price per Share:
Class A (a)	$31.11		$39.91	$22.91

Class C (b)	$30.38		$39.48	$22.46

Class R	$30.87	(c)	$39.84	$22.81

Class S	$31.29		$39.95	$23.01

Maximum Offering Price Per Share:
Class A	$33.01		$42.34	$24.31

Maximum Sales Charge - Class A	5.75%		5.75%	5.75%

(a)	For Class A shares, redemption price per share is reduced by 1.00% for sales of shares within 12 months of purchase (applicable on purchases of $1 million or more on which no initial sales charge was paid).
(b)	For Class C shares, redemption price per share is reduced by 1.00% for sales of shares within 12 months of purchase.
(c)	Net asset value is calculated using unrounded net assets of $15,509.86 divided by the unrounded shares outstanding of 502.40.

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Operations

For the Six Months Ended
March 31, 2007
(Unaudited)

	Tamarack Large Cap Growth Fund	Tamarack Mid Cap Growth Fund	Tamarack SMID Cap Growth Fund	Tamarack Enterprise Fund

Investment Income:
Interest income	$27,984	$27,703	$504	$304,589
Dividend income	599,153	304,777	19,066	2,564,879
Securities lending income (a)	8,004	11,124	—	114,800

Total Investment Income	635,141	343,604	19,570	2,984,268

Expenses:
Investment advisory fees	444,596	413,419	37,117	1,697,494
Administration fees	63,513	59,059	5,302	180,298
Distribution fees - Class A	12,124	105,615	14,135	48,499
Distribution fees - Class C	155	10,434	178	12,492
Distribution fees - Class R	25	26	79	130
Accounting fees	47,930	44,899	7,888	130,018
Custodian fees	1,863	1,519	1,562	4,863
Insurance fees	4,469	4,205	385	12,610
Legal and Audit fees	20,913	16,514	9,607	28,534
Registration and filing fees	28,295	29,280	28,778	28,027
Shareholder reports	31,894	13,182	5,022	43,756
Transfer agent fees	177,451	170,453	37,401	223,264
Trustees’ fees	9,523	9,508	9,351	9,850
Other fees	1,555	1,441	257	4,079

Total expenses before fee reductions	844,306	879,554	157,062	2,423,914
Expenses reduced by:
Advisor	(197,438)	(113,814)	(66,749)	(415,797)
Distributor	(6,062)	(52,808)	(7,067)	(24,249)

Net Expenses	640,806	712,932	83,246	1,983,868

Net Investment Income (Loss)	(5,665)	(369,328)	(63,676)	1,000,400

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	3,419,514	3,891,002	1,315,172	19,083,970
Net change in unrealized appreciation (depreciation) on investments	406,377	2,314,760	(824,874)	12,749,117

Net realized/unrealized gains (losses) from investments	3,825,891	6,205,762	490,298	31,833,087

Change in net assets resulting from operations	$3,820,226	$5,836,434	$426,622	$32,833,487

(a)	For more information on Securities Lending, please see Footnote 2 in the Notes to Financial Statements.

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Operations (cont.)

For the Six Months Ended
March 31, 2007
(Unaudited)

	Tamarack Small Cap Core Fund	Tamarack Value Fund	Tamarack Microcap Value Fund

Investment Income:
Interest income	$49,255	$167,626	$402,199
Dividend income	1,003,415	3,448,952	1,961,190
Securities lending income (a)	17,946	13,807	—

Total Investment Income	1,070,616	3,630,385	2,363,389

Expenses:
Investment advisory fees	387,500	1,223,787	1,516,195
Administration fees	34,745	143,973	168,464
Distribution fees - Class A	6,369	1,453	87,449
Distribution fees - Class C	2,325	124	14,116
Distribution fees - Class R	39	11	988
Accounting fees	28,363	104,203	126,866
Custodian fees	2,690	4,365	10,878
Insurance fees	2,229	9,704	7,687
Legal and Audit fees	11,653	23,177	20,011
Registration and filing fees	26,241	23,067	27,235
Shareholder reports	10,989	55,051	25,739
Transfer agent fees	60,565	251,764	130,414
Trustees’ fees	9,434	9,749	9,769
Other fees	865	3,341	3,325

Total expenses before fee reductions	584,007	1,853,769	2,149,136
Expenses reduced by:
Advisor	(123,571)	(370,078)	(243,712)
Distributor	(3,184)	(727)	(43,724)

Net Expenses	457,252	1,482,964	1,861,700

Net Investment Income (Loss)	613,364	2,147,421	501,689

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	4,426,023	77,709,774	1,216,735
Net change in unrealized appreciation (depreciation) on investments	1,414,635	(63,370,650)	30,478,840

Net realized/unrealized gains (losses) from investments	5,840,658	14,339,124	31,695,575

Change in net assets resulting from operations	$6,454,022	$16,486,545	$32,197,264

(a)	For more information on Securities Lending, please see Footnote 2 in the Notes to Financial Statements.

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Tamarack Large Cap Growth Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$(5,665)	$(43,633)
Net realized gains (losses) from investment transactions	3,419,514	7,321,698
Net change in unrealized appreciation (depreciation) on investments	406,377	(3,758,766)

Change in net assets resulting from operations	3,820,226	3,519,299

Distributions to Class A Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	—	—
Distributions to Class I Shareholders:
From net investment income	—	(928)
From net realized gains from investment transactions	—	—
Distributions to Class C Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	—	—
Distributions to Class R Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	—	—
Distributions to Class S Shareholders:
From net investment income	—	(62,129)
From net realized gains from investment transactions	—	—

Change in net assets resulting from shareholder distributions	—	(63,057)

Capital Transactions:
Proceeds from shares issued	735,881	1,940,383
Dividends reinvested	—	56,446
Cost of shares redeemed	(17,904,844)	(29,390,661)

Change in net assets resulting from capital transactions	(17,168,963)	(27,393,832)

Net increase (decrease) in net assets	(13,348,737)	(23,937,590)
Net Assets:
Beginning of period	131,666,853	155,604,443

End of period	$118,318,116	$131,666,853

Undistributed net investment income (loss)	$(5,665)	$—

Share Transactions:
Issued	65,524	175,817
Reinvested	—	4,982
Redeemed	(1,582,801)	(2,658,951)

Change in shares resulting from capital transactions	(1,517,277)	(2,478,152)

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Mid Cap Growth Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$(369,328)	$(608,782)
Net realized gains (losses) from investment transactions	3,891,002	4,228,187
Net change in unrealized appreciation (depreciation) on investments	2,314,760	4,591,148

Change in net assets resulting from operations	5,836,434	8,210,553

Distributions to Class A Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(1,156,808)	(855,699)
Distributions to Class I Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(1,923,501)	(1,192,053)
Distributions to Class C Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(59,163)	(7,302)
Distributions to Class R Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(287)	(186)
Distributions to Class S Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(44,185)	(28,062)

Change in net assets resulting from shareholder distributions	(3,183,944)	(2,083,302)

Capital Transactions:
Proceeds from shares issued	5,871,120	27,231,648
Dividends reinvested	3,121,844	2,033,557
Cost of shares redeemed	(17,196,419)	(24,717,145)

Change in net assets resulting from capital transactions	(8,203,455)	4,548,060

Net increase (decrease) in net assets	(5,550,965)	10,675,311
Net Assets:
Beginning of period	120,603,388	109,928,077

End of period	$115,052,423	$120,603,388

Undistributed net investment income (loss)	$(369,328)	$—

Share Transactions:
Issued	456,162	2,065,479
Reinvested	250,032	158,873
Redeemed	(1,344,146)	(1,970,247)

Change in shares resulting from capital transactions	(637,952)	254,105

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack SMID Cap Growth Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$(63,676)	$(138,004)
Net realized gains (losses) from investment transactions	1,315,172	767,278
Net change in unrealized appreciation (depreciation) on investments	(824,874)	(167,322)

Change in net assets resulting from operations	426,622	461,952

Distributions to Class A Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(366,850)	(1,942,958)
Distributions to Class I Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(289,387)	(922,615)
Distributions to Class C Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(2,627)	(14,323)
Distributions to Class R Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(2,033)	(8,748)
Distributions to Class S Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(17,047)	(58,989)

Change in net assets resulting from shareholder distributions	(677,944)	(2,947,633)

Capital Transactions:
Proceeds from shares issued	491,037	2,960,531
Dividends reinvested	654,225	2,776,551
Cost of shares redeemed	(1,582,981)	(4,653,751)

Change in net assets resulting from capital transactions	(437,719)	1,083,331

Net increase (decrease) in net assets	(689,041)	(1,402,350)
Net Assets:
Beginning of period	10,717,337	12,119,687

End of period	$10,028,296	$10,717,337

Undistributed net investment income (loss)	$(63,676)	$—

Share Transactions:
Issued	46,879	263,232
Reinvested	64,053	266,407
Redeemed	(150,475)	(402,959)

Change in shares resulting from capital transactions	(39,543)	126,680

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Enterprise Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$1,000,400	$189,125
Net realized gains (losses) from investment transactions	19,083,970	31,052,535
Net change in unrealized appreciation (depreciation) on investments	12,749,117	(2,900,464)

Change in net assets resulting from operations	32,833,487	28,341,196

Distributions to Class A Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(1,650,953)	(1,714,562)
Distributions to Class I Shareholders:
From net investment income	(31,267)	—
From net realized gains from investment transactions	(3,012,968)	(3,431,576)
Distributions to Class C Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(213,776)	(106,524)
Distributions to Class R Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(4,695)	(6,998)
Distributions to Class S Shareholders:
From net investment income	(258,184)	—
From net realized gains from investment transactions	(24,883,698)	(37,704,988)

Change in net assets resulting from shareholder distributions	(30,055,541)	(42,964,648)

Capital Transactions:
Proceeds from shares issued	25,529,312	42,750,442
Dividends reinvested	27,256,559	38,814,292
Cost of shares redeemed	(55,948,351)	(78,409,731)

Change in net assets resulting from capital transactions	(3,162,480)	3,155,003

Net increase (decrease) in net assets	(384,534)	(11,468,449)
Net Assets:
Beginning of period	359,441,624	370,910,073

End of period	$359,057,090	$359,441,624

Undistributed net investment income (loss)	$900,074	$189,125

Share Transactions:
Issued	1,002,888	1,687,288
Reinvested	1,111,333	1,675,630
Redeemed	(2,169,951)	(3,113,691)

Change in shares resulting from capital transactions	(55,730)	249,227

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Small Cap Core Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$613,364	$(167,598)
Net realized gains (losses) from investment transactions	4,426,023	7,438,440
Net change in unrealized appreciation (depreciation) on investments	1,414,635	2,164,571

Change in net assets resulting from operations	6,454,022	9,435,413

Distributions to Class A Shareholders:
From net investment income	(8,590)	—
From net realized gains from investment transactions	(258,301)	(446,947)
Distributions to Class C Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(46,287)	(95,246)
Distributions to Class R Shareholders:
From net investment income	(20)	—
From net realized gains from investment transactions	(1,661)	(2,727)
Distributions to Class S Shareholders:
From net investment income	(386,343)	—
From net realized gains from investment transactions	(6,777,479)	(10,203,874)

Change in net assets resulting from shareholder distributions	(7,478,681)	(10,748,794)

Capital Transactions:
Proceeds from shares issued	1,700,301	3,271,484
Dividends reinvested	6,965,827	10,265,969
Cost of shares redeemed	(4,394,451)	(16,066,758)

Change in net assets resulting from capital transactions	4,271,677	(2,529,305)

Net increase (decrease) in net assets	3,247,018	(3,842,686)
Net Assets:
Beginning of period	67,512,845	71,355,531

End of period	$70,759,863	$67,512,845

Undistributed net investment income (loss)	$218,411	$—

Share Transactions:
Issued	53,932	104,355
Reinvested	234,154	365,085
Redeemed	(139,496)	(513,998)

Change in shares resulting from capital transactions	148,590	(44,558)

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Value Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$2,147,421	$4,318,258
Net realized gains (losses) from investment transactions	77,709,774	32,266,673
Net change in unrealized appreciation (depreciation) on investments	(63,370,650)	(8,051,450)

Change in net assets resulting from operations	16,486,545	28,533,481

Distributions to Class A Shareholders:
From net investment income	(6,777)	(25,171)
From net realized gains from investment transactions	(51,226)	(346,127)
Distributions to Class C Shareholders:
From net investment income	(143)	(127)
From net realized gains from investment transactions	(2,125)	(4,337)
Distributions to Class R Shareholders:
From net investment income	(42)	(31)
From net realized gains from investment transactions	(348)	(571)
Distributions to Class S Shareholders:
From net investment income	(4,197,693)	(4,711,754)
From net realized gains from investment transactions	(24,181,519)	(54,587,535)

Change in net assets resulting from shareholder distributions	(28,439,873)	(59,675,653)

Capital Transactions:
Proceeds from shares issued	2,130,341	10,321,320
Dividends reinvested	27,177,009	57,708,479
Cost of shares redeemed	(32,816,590)	(113,751,128)

Change in net assets resulting from capital transactions	(3,509,240)	(45,721,329)

Net increase (decrease) in net assets	(15,462,568)	(76,863,501)
Net Assets:
Beginning of period	292,254,088	369,117,589

End of period	$276,791,520	$292,254,088

Undistributed net investment income (loss)	$2,110,480	$4,167,714

Share Transactions:
Issued	52,186	252,465
Reinvested	674,035	1,481,233
Redeemed	(799,379)	(2,795,287)

Change in shares resulting from capital transactions	(73,158)	(1,061,589)

See notes to financial statements.

 FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Microcap Value Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$501,689	$569,330
Net realized gains (losses) from investment transactions	1,216,735	24,703,831
Net change in unrealized appreciation (depreciation) on investments	30,478,840	5,136,261

Change in net assets resulting from operations	32,197,264	30,409,422

Distributions to Class A Shareholders:
From net investment income	—	(22,835)
From net realized gains from investment transactions	(2,208,456)	(998,432)
Distributions to Class C Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(170,812)	(48,522)
Distributions to Class R Shareholders:
From net investment income	—	—
From net realized gains from investment transactions	(23,707)	(8,965)
Distributions to Class S Shareholders:
From net investment income	(425,045)	(815,624)
From net realized gains from investment transactions	(19,181,515)	(19,223,939)

Change in net assets resulting from shareholder distributions	(22,009,535)	(21,118,317)

Capital Transactions:
Proceeds from shares issued	89,477,826	77,607,462
Dividends reinvested	20,913,603	19,966,985
Cost of shares redeemed	(44,778,434)	(57,736,917)

Change in net assets resulting from capital transactions	65,612,995	39,837,530

Net increase (decrease) in net assets	75,800,724	49,128,635
Net Assets:
Beginning of period	293,017,568	243,888,933

End of period	$368,818,292	$293,017,568

Undistributed net investment income (loss)	$(285,393)	$(362,037)

Share Transactions:
Issued	3,894,025	3,569,091
Reinvested	929,898	993,498
Redeemed	(1,950,688)	(2,695,012)

Change in shares resulting from capital transactions	2,873,235	1,867,577

See notes to financial statements.

  FINANCIAL HIGHLIGHTS

Tamarack Large Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Return of Capital		Net Realized Gains	Total Distributions

Class A
Six Months Ended March 31, 2007 (Unaudited)	$10.85	(0.02)	0.31		(a)	0.29	—	—		—	—
Year Ended September 30, 2006	10.65	(0.03)	0.23		(a)	0.20	—	—		—	—
Year Ended September 30, 2005	9.88	0.01	0.76		(a)	0.77	—	—		—	—
Period Ended September 30, 2004 (e)	10.02	(0.01)	(0.13)		(a)	(0.14)	—	—		—	—
Year Ended April 30, 2004	8.33	(0.07)	1.76	—		1.69	—	—		—	—
Year Ended April 30, 2003	9.87	—	(1.53)	—		(1.53)	(0.01)	—		—	(0.01)
Year Ended April 30, 2002	12.02	(0.02)	(2.13)	—		(2.15)	(a)		(a)	—	—
Class I
Six Months Ended March 31, 2007 (Unaudited)	$10.98	(a)	0.31		(a)	0.31	—	—		—	—
Year Ended September 30, 2006	10.75	(0.01)	0.24		(a)	0.23	(a)	—		—	(a)
Year Ended September 30, 2005	9.97	0.05	0.75		(a)	0.80	(0.02)	—		—	(0.02)
Period Ended September 30, 2004 (e)	10.11	(a)	(0.14)		(a)	(0.14)	—	—		—	—
Year Ended April 30, 2004	8.38	(0.07)	1.80	—		1.73	—	—		—	—
Year Ended April 30, 2003	9.92	0.03	(1.55)	—		(1.52)	(0.02)	—		—	(0.02)
Year Ended April 30, 2002	12.07	0.02	(2.15)	—		(2.13)	(0.01)	(0.01)		—	(0.02)
Class C
Six Months Ended March 31, 2007 (Unaudited)	$10.65	(0.05)	0.30		(a)	0.25	—	—		—	—
Year Ended September 30, 2006	10.53	(0.10)	0.22		(a)	0.12	—	—		—	—
Year Ended September 30, 2005	9.85	(0.02)	0.70		(a)	0.68	—	—		—	—
Period Ended September 30, 2004 (e)	10.02	(0.04)	(0.13)		(a)	(0.17)	—	—		—	—
Period Ended April 30, 2004 (f)	10.28	—	(0.26)	—		(0.26)	—	—		—	—
Class R
Six Months Ended March 31, 2007 (Unaudited)	$10.78	(0.03)	0.30		(a)	0.27	—	—		—	—
Year Ended September 30, 2006	10.60	(0.05)	0.23		(a)	0.18	—	—		—	—
Year Ended September 30, 2005	9.87	(0.15)	0.89		(a)	0.74	(0.01)	—		—	(0.01)
Period Ended September 30, 2004 (e)	10.02	—	(0.15)		(a)	(0.15)	—	—		—	—
Period Ended April 30, 2004 (f)	10.28	—	(0.26)	—		(0.26)	—	—		—	—
Class S
Six Months Ended March 31, 2007 (Unaudited)	$10.98	(a)	0.31		(a)	0.31	—	—		—	—
Year Ended September 30, 2006	10.75	(a)	0.23		(a)	0.23	(a)	—		—	(a)
Year Ended September 30, 2005	9.97	0.02	0.78		(a)	0.80	(0.02)	—		—	(0.02)
Period Ended September 30, 2004 (e)	10.11	—	(0.14)		(a)	(0.14)	—	—		—	—
Period Ended April 30, 2004 (f)	10.37	—	(0.26)	—		(0.26)	—	—		—	—

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Six Months Ended March 31, 2007 (Unaudited)	$11.14	2.67%	(b)	$4,179	1.25%	(c)	(0.25%	)(c)	1.81%	(c)	12%
Year Ended September 30, 2006	10.85	1.88%		5,175	1.25%		(0.27%	)	1.68%		35%
Year Ended September 30, 2005	10.65	7.79%		6,280	1.15%		0.06%		1.74%		28%
Period Ended September 30, 2004 (e)	9.88	(1.40%	)(b)	10,614	1.10%	(c)	(0.27%	)(c)	1.63%	(c)	16%
Year Ended April 30, 2004	10.02	20.29%		10,864	1.54%		(0.85%	)	1.79%		264%
Year Ended April 30, 2003	8.33	(15.53%	)	7,686	1.46%		(0.07%	)	1.71%		90%
Year Ended April 30, 2002	9.87	(17.87%	)	9,906	1.34%		(0.14%	)	1.59%		33%
Class I
Six Months Ended March 31, 2007 (Unaudited)	$11.29	2.82%	(b)	$1,129	1.00%	(c)	0.00%	(c)	1.31%	(c)	12%
Year Ended September 30, 2006	10.98	2.18%		1,204	1.00%		(0.08%	)	1.19%		35%
Year Ended September 30, 2005	10.75	8.04%		3,636	0.89%		0.35%		1.22%		28%
Period Ended September 30, 2004 (e)	9.97	(1.38%	)(b)	19,556	0.85%	(c)	(0.03%	)(c)	1.11%	(c)	16%
Year Ended April 30, 2004	10.11	20.64%		28,454	1.29%		(0.60%	)	1.29%		264%
Year Ended April 30, 2003	8.38	(15.34%	)	35,379	1.21%		0.20%			(d)	90%
Year Ended April 30, 2002	9.92	(17.71%	)	64,516	1.09%		0.11%			(d)	33%
Class C
Six Months Ended March 31, 2007 (Unaudited)	$10.90	2.35%	(b)	$35	2.00%	(c)	(0.98%	)(c)	2.31%	(c)	12%
Year Ended September 30, 2006	10.65	1.14%		25	2.00%		(1.01%	)	2.17%		35%
Year Ended September 30, 2005	10.53	6.90%		25	1.93%		(0.88%	)	2.26%		28%
Period Ended September 30, 2004 (e)	9.85	(1.70%	)(b)	3	1.81%	(c)	(0.98%	)(c)	2.13%	(c)	16%
Period Ended April 30, 2004 (f)	10.02	(2.53%	)(b)	3	1.88%	(c)	(1.15%	)(c)		(d)	264%
Class R
Six Months Ended March 31, 2007 (Unaudited)	$11.05	2.60%	(b)	$10	1.50%	(c)	(0.49%	)(c)	1.78%	(c)	12%
Year Ended September 30, 2006	10.78	1.60%		10	1.50%		(0.53%	)	1.66%		35%
Year Ended September 30, 2005	10.60	7.46%		15	1.41%		(0.27%	)	1.75%		28%
Period Ended September 30, 2004 (e)	9.87	(1.50%	)(b)	65	1.34%	(c)	0.12%	(c)	2.00%	(c)	16%
Period Ended April 30, 2004 (f)	10.02	(2.53%	)(b)	3	1.32%	(c)	(0.63%	)(c)		(d)	264%
Class S
Six Months Ended March 31, 2007 (Unaudited)	$11.29	2.82%	(b)	$112,964	1.00%	(c)	0.00%	(c)	1.30%	(c)	12%
Year Ended September 30, 2006	10.98	2.18%		125,253	1.00%		(0.02%	)	1.18%		35%
Year Ended September 30, 2005	10.75	8.04%		145,649	0.91%		0.24%		1.25%		28%
Period Ended September 30, 2004 (e)	9.97	(1.38%	)(b)	168,756	0.85%	(c)	(0.02%	)(c)	1.13%	(c)	16%
Period Ended April 30, 2004 (f)	10.11	(2.51%	)(b)	190,737	0.85%	(c)	(0.27%	)(c)		(d)	264%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Less than $0.01 or $(0.01) per share.	(d)	There were no waivers or reimbursements during the period.
(b)	Not annualized.	(e)	For the period from May 1, 2004 to September 30, 2004.
(c)	Annualized.	(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.

See notes to financial statements.

  FINANCIAL HIGHLIGHTS

Tamarack Mid Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Six Months Ended March 31, 2007 (Unaudited)	$12.47	(0.05	)(a)	0.66	(g	)	0.61	—	(0.35)	(0.35)
Year Ended September 30, 2006	11.71	(0.08	)(a)	1.07	(g	)	0.99	—	(0.23)	(0.23)
Year Ended September 30, 2005	11.57	(0.14)		1.86	(g	)	1.72	—	(1.58)	(1.58)
Period Ended September 30, 2004 (e)	12.17	(0.04)		(0.56)	(g	)	(0.60)	—	—	—
Year Ended April 30, 2004	9.46	(0.08)		2.79	—		2.71	—	—	—
Year Ended April 30, 2003	11.73	(0.03)		(2.15)	—		(2.18)	—	(0.09)	(0.09)
Year Ended April 30, 2002	11.99	(0.01)		0.67	—		0.66	(0.01)	(0.91)	(0.92)
Class I
Six Months Ended March 31, 2007 (Unaudited)	$12.85	(0.03	)(a)	0.68	(g	)	0.65	—	(0.35)	(0.35)
Year Ended September 30, 2006	12.03	(0.05	)(a)	1.10	(g	)	1.05	—	(0.23)	(0.23)
Year Ended September 30, 2005	11.81	(0.04)		1.84	(g	)	1.80	—	(1.58)	(1.58)
Period Ended September 30, 2004 (e)	12.41	(0.04)		(0.56)	(g	)	(0.60)	—	—	—
Year Ended April 30, 2004	9.62	(0.08)		2.87	—		2.79	—	—	—
Year Ended April 30, 2003	11.91	(0.01)		(2.19)	—		(2.20)	—	(0.09)	(0.09)
Year Ended April 30, 2002	12.13	0.01		0.69	—		0.70	(0.01)	(0.91)	(0.92)
Class C
Six Months Ended March 31, 2007 (Unaudited)	$12.24	(0.09	)(a)	0.65	(g	)	0.56	—	(0.35)	(0.35)
Year Ended September 30, 2006	11.59	(0.17	)(a)	1.05	(g	)	0.88	—	(0.23)	(0.23)
Year Ended September 30, 2005	11.53	(0.11)		1.75	(g	)	1.64	—	(1.58)	(1.58)
Period Ended September 30, 2004 (e)	12.16	(0.05)		(0.58)	(g	)	(0.63)	—	—	—
Period Ended April 30, 2004 (f)	12.51	—		(0.35)	—		(0.35)	—	—	—
Class R
Six Months Ended March 31, 2007 (Unaudited)	$12.39	(0.06	)(a)	0.66	(g	)	0.60	—	(0.35)	(0.35)
Year Ended September 30, 2006	11.67	(0.12	)(a)	1.07	(g	)	0.95	—	(0.23)	(0.23)
Year Ended September 30, 2005	11.55	(0.30)		2.00	(g	)	1.70	—	(1.58)	(1.58)
Period Ended September 30, 2004 (e)	12.17	(0.01)		(0.61)	(g	)	(0.62)	—	—	—
Period Ended April 30, 2004 (f)	12.51	—		(0.34)	—		(0.34)	—	—	—
Class S
Six Months Ended March 31, 2007 (Unaudited)	$12.86	(0.03	)(a)	0.68	(g	)	0.65	—	(0.35)	(0.35)
Year Ended September 30, 2006	12.03	(0.05	)(a)	1.11	(g	)	1.06	—	(0.23)	(0.23)
Year Ended September 30, 2005	11.81	(0.02)		1.82	(g	)	1.80	—	(1.58)	(1.58)
Period Ended September 30, 2004 (e)	12.41	(0.01)		(0.59)	(g	)	(0.60)	—	—	—
Period Ended April 30, 2004 (f)	12.76	—		(0.35)	—		(0.35)	—	—	—

[TABLE CONTINUED BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Six Months Ended March 31, 2007 (Unaudited)	$12.73	4.97	%(b)	$40,160	1.35	%(c)	(0.77	%)(c)	1.79	%(c)	14%
Year Ended September 30, 2006	12.47	8.52%		43,803	1.35%		(0.66%)		1.73%		23%
Year Ended September 30, 2005	11.71	15.62%		45,359	1.32%		(0.80%)		1.75%		22%
Period Ended September 30, 2004 (e)	11.57	(4.93	%)(b)	69,979	1.27	%(c)	(0.88	%)(c)	1.58	%(c)	15%
Year Ended April 30, 2004	12.17	28.65%		74,150	1.38%		(0.78%)		1.64%		93%
Year Ended April 30, 2003	9.46	(18.58%)		48,806	1.40%		(0.37%)		1.65%		28%
Year Ended April 30, 2002	11.73	5.99%		55,143	1.37%		(0.22%)		1.62%		19%
Class I
Six Months Ended March 31, 2007 (Unaudited)	$13.15	5.14	%(b)	$71,183	1.10	%(c)	(0.52	%)(c)	1.29	%(c)	14%
Year Ended September 30, 2006	12.85	8.71%		72,866	1.10%		(0.41%)		1.23%		23%
Year Ended September 30, 2005	12.03	16.02%		62,652	1.07%		(0.54%)		1.25%		22%
Period Ended September 30, 2004 (e)	11.81	(4.83	%)(b)	47,778	1.02	%(c)	(0.62	%)(c)	1.07	%(c)	15%
Year Ended April 30, 2004	12.41	29.00%		66,039	1.15%		(0.50%)		1.16%		93%
Year Ended April 30, 2003	9.62	(18.46%)		94,472	1.15%		(0.12%)		(d	)	28%
Year Ended April 30, 2002	11.91	6.34%		115,032	1.12%		0.10%		(d	)	19%
Class C
Six Months Ended March 31, 2007 (Unaudited)	$12.45	4.65	%(b)	$2,021	2.10	%(c)	(1.52	%)(c)	2.29	%(c)	14%
Year Ended September 30, 2006	12.24	7.56%		2,054	2.10%		(1.40%)		2.22%		23%
Year Ended September 30, 2005	11.59	14.91%		370	2.09%		(1.53%)		2.28%		22%
Period Ended September 30, 2004 (e)	11.53	(5.18	%)(b)	13	2.02	%(c)	(1.65	%)(c)	2.12	%(c)	15%
Period Ended April 30, 2004 (f)	12.16	(2.80	%)(b)	3	1.28	%(c)	(1.01	%)(c)	(d	)	93%
Class R
Six Months Ended March 31, 2007 (Unaudited)	$12.64	4.92	%(b)	$11	1.59	%(c)	(1.01	%)(c)	1.79	%(c)	14%
Year Ended September 30, 2006	12.39	8.12%		10	1.60%		(0.95%)		1.73%		23%
Year Ended September 30, 2005	11.67	15.47%		32	1.57%		(1.04%)		1.76%		22%
Period Ended September 30, 2004 (e)	11.55	(5.09	%)(b)	72	1.52	%(c)	(1.20	%)(c)	1.78	%(c)	15%
Period Ended April 30, 2004 (f)	12.17	(2.72	%)(b)	3	0.79	%(c)	(0.56	%)(c)	(d	)	93%
Class S
Six Months Ended March 31, 2007 (Unaudited)	$13.16	5.13	%(b)	$1,678	1.10	%(c)	(0.52	%)(c)	1.29	%(c)	14%
Year Ended September 30, 2006	12.86	8.79%		1,870	1.10%		(0.41%)		1.23%		23%
Year Ended September 30, 2005	12.03	16.02%		1,515	1.08%		(0.52%)		1.27%		22%
Period Ended September 30, 2004 (e)	11.81	(4.83	%)(b)	225	1.03	%(c)	(0.71	%)(c)	1.15	%(c)	15%
Period Ended April 30, 2004 (f)	12.41	(2.74	%)(b)	4	0.25	%(c)	(0.06	%)(c)	(d	)	93%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the	(d)	There were no waivers or reimbursements during the period.
	average daily shares method.	(e)	For the period from May 1, 2004 to September 30, 2004.
(b)	Not annualized.	(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.
(c)	Annualized.	(g)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

  FINANCIAL HIGHLIGHTS

Tamarack SMID Cap Growth Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Loss		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Six Months Ended March 31, 2007 (Unaudited)	$10.39	(0.07	)(a)	0.48		(g)	0.41	—	(0.70)	(0.70)
Year Ended September 30, 2006	13.51	(0.14	)(a)	0.68		(g)	0.54	—	(3.66)	(3.66)
Year Ended September 30, 2005	13.78	(0.19)		2.11		(g)	1.92	—	(2.19)	(2.19)
Period Ended September 30, 2004 (e)	13.19	(0.07)		0.66		(g)	0.59	—	—	—
Year Ended April 30, 2004	10.11	(0.15)		3.23	—		3.08	—	—	—
Year Ended April 30, 2003	12.32	(0.12)		(2.09)	—		(2.21)	—	—	—
Year Ended April 30, 2002	11.56	(0.11)		1.04	—		0.93	—	(0.17)	(0.17)
Class I
Six Months Ended March 31, 2007 (Unaudited)	$10.73	(0.06	)(a)	0.50		(g)	0.44	—	(0.70)	(0.70)
Year Ended September 30, 2006	13.81	(0.12	)(a)	0.70		(g)	0.58	—	(3.66)	(3.66)
Year Ended September 30, 2005	14.01	(0.21)		2.20		(g)	1.99	—	(2.19)	(2.19)
Period Ended September 30, 2004 (e)	13.40	(0.08)		0.69		(g)	0.61	—	—	—
Year Ended April 30, 2004	10.25	(0.17)		3.32	—		3.15	—	—	—
Year Ended April 30, 2003	12.45	(0.09)		(2.11)	—		(2.20)	—	—	—
Year Ended April 30, 2002	11.66	(0.07)		1.03	—		0.96	—	(0.17)	(0.17)
Class C
Six Months Ended March 31, 2007 (Unaudited)	$10.13	(0.10	)(a)	0.47		(g)	0.37	—	(0.70)	(0.70)
Year Ended September 30, 2006	13.34	(0.22	)(a)	0.67		(g)	0.45	—	(3.66)	(3.66)
Year Ended September 30, 2005	13.74	(1.00)		2.79		(g)	1.79	—	(2.19)	(2.19)
Period Ended September 30, 2004 (e)	13.19	(0.09)		0.64		(g)	0.55	—	—	—
Period Ended April 30, 2004 (f)	13.63	(0.02)		(0.42)	—		(0.44)	—	—	—
Class R
Six Months Ended March 31, 2007 (Unaudited)	$10.29	(0.08	)(a)	0.47		(g)	0.39	—	(0.70)	(0.70)
Year Ended September 30, 2006	13.44	(0.17	)(a)	0.68		(g)	0.51	—	(3.66)	(3.66)
Year Ended September 30, 2005	13.76	(0.17)		2.04		(g)	1.87	—	(2.19)	(2.19)
Period Ended September 30, 2004 (e)	13.19	(0.02)		0.59		(g)	0.57	—	—	—
Period Ended April 30, 2004 (f)	13.63	(0.02)		(0.42)	—		(0.44)	—	—	—
Class S
Six Months Ended March 31, 2007 (Unaudited)	$10.72	(0.06	)(a)	0.50		(g)	0.44	—	(0.70)	(0.70)
Year Ended September 30, 2006	13.80	(0.12	)(a)	0.70		(g)	0.58	—	(3.66)	(3.66)
Year Ended September 30, 2005	14.01	(0.08)		2.06		(g)	1.98	—	(2.19)	(2.19)
Period Ended September 30, 2004 (e)	13.40	(0.02)		0.63		(g)	0.61	—	—	—
Period Ended April 30, 2004 (f)	13.84	(0.02)		(0.42)	—		(0.44)	—	—	—

[TABLE CONTINUED BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Loss to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Six Months Ended March 31, 2007 (Unaudited)	$10.10	3.95%	(b)	$5,276	1.68%	(c)	(1.31%	)(c)	3.19%	(c)	66%
Year Ended September 30, 2006	10.39	4.12%		5,728	1.68%		(1.28%	)	3.07%		23%
Year Ended September 30, 2005	13.51	14.56%		7,476	1.68%		(1.34%	)	2.80%		23%
Period Ended September 30, 2004 (e)	13.78	4.47%	(b)	8,140	1.68%	(c)	(1.28%	)(c)	2.76%	(c)	11%
Year Ended April 30, 2004	13.19	30.46%		7,488	1.81%		(1.52%	)	2.06%		40%
Year Ended April 30, 2003	10.11	(17.94%	)	4,359	1.70%		(1.12%	)	1.95%		120%
Year Ended April 30, 2002	12.32	8.17%		6,069	1.61%		(0.99%	)	1.86%		31%
Class I
Six Months Ended March 31, 2007 (Unaudited)	$10.47	4.11%	(b)	$4,399	1.43%	(c)	(1.06%	)(c)	2.69%	(c)	66%
Year Ended September 30, 2006	10.73	4.36%		4,604	1.43%		(1.03%	)	2.58%		23%
Year Ended September 30, 2005	13.81	14.85%		4,363	1.43%		(1.10%	)	2.26%		23%
Period Ended September 30, 2004 (e)	14.01	4.55%	(b)	9,952	1.43%	(c)	(1.04%	)(c)	2.13%	(c)	11%
Year Ended April 30, 2004	13.40	30.73%		14,094	1.55%		(1.23%	)		(d)	40%
Year Ended April 30, 2003	10.25	(17.67%	)	16,621	1.45%		(0.87%	)		(d)	120%
Year Ended April 30, 2002	12.45	8.36%		19,113	1.36%		(0.72%	)		(d)	31%
Class C
Six Months Ended March 31, 2007 (Unaudited)	$9.80	3.54%	(b)	$30	2.43%	(c)	(2.07%	)(c)	3.68%	(c)	66%
Year Ended September 30, 2006	10.13	3.41%		41	2.43%		(2.04%	)	3.59%		23%
Year Ended September 30, 2005	13.34	13.55%		54	2.43%		(2.11%	)	3.26%		23%
Period Ended September 30, 2004 (e)	13.74	4.17%	(b)	214	2.43%	(c)	(2.01%	)(c)	3.39%	(c)	11%
Period Ended April 30, 2004 (f)	13.19	(3.23%	)(b)	3	2.49%	(c)	(5.27%	)(c)		(d)	40%
Class R
Six Months Ended March 31, 2007 (Unaudited)	$9.98	3.78%	(b)	$36	1.93%	(c)	(1.56%	)(c)	3.20%	(c)	66%
Year Ended September 30, 2006	10.29	3.86%		28	1.93%		(1.50%	)	3.09%		23%
Year Ended September 30, 2005	13.44	14.18%		70	1.93%		(1.60%	)	2.89%		23%
Period Ended September 30, 2004 (e)	13.76	4.32%	(b)	22	1.93%	(c)	(1.48%	)(c)	3.22%	(c)	11%
Period Ended April 30, 2004 (f)	13.19	(3.23%	)(b)	5	1.94%	(c)	(5.14%	)(c)		(d)	40%
Class S
Six Months Ended March 31, 2007 (Unaudited)	$10.46	4.11%	(b)	$287	1.43%	(c)	(1.07%	)(c)	2.69%	(c)	66%
Year Ended September 30, 2006	10.72	4.37%		316	1.43%		(1.02%	)	2.58%		23%
Year Ended September 30, 2005	13.80	14.77%		156	1.43%		(1.07%	)	2.45%		23%
Period Ended September 30, 2004 (e)	14.01	4.55%	(b)	21	1.42%	(c)	(0.94%	)(c)	3.19%	(c)	11%
Period Ended April 30, 2004 (f)	13.40	(3.18%	)(b)	3	1.47%	(c)	(4.34%	)(c)		(d)	40%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the	(d)	There were no waivers or reimbursements during the period.
	average daily shares method.	(e)	For the period from May 1, 2004 to September 30, 2004.
(b)	Not annualized.	(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.
(c)	Annualized.	(g)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

  FINANCIAL HIGHLIGHTS

Tamarack Enterprise Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Six Months Ended March 31, 2007 (Unaudited)	$25.12	0.04	(a)	2.26		(i)	2.30	—	(2.24)	(2.24)
Year Ended September 30, 2006	26.46	(0.04	)(a)	1.80		(i)	1.76	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.81	(0.06)		3.66		(i)	3.60	—	(0.95)	(0.95)
Period Ended September 30, 2004 (e)	23.89	(0.02)		(0.06)		(i)	(0.08)	—	—	—
Period Ended June 30, 2004 (f)	24.01	—		(0.12)	—		(0.12)	—	—	—
Class I
Six Months Ended March 31, 2007 (Unaudited)	$25.31	0.08	(a)	2.26		(i)	2.34	(0.02)	(2.24)	(2.26)
Year Ended September 30, 2006	26.57	0.02	(a)	1.82		(i)	1.84	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.85	(0.02)		3.69		(i)	3.67	—	(0.95)	(0.95)
Period Ended September 30, 2004 (g)	23.85	—		—		(i)	—	—	—	—
Class C
Six Months Ended March 31, 2007 (Unaudited)	$24.62	(0.05	)(a)	2.19		(i)	2.14	—	(2.24)	(2.24)
Year Ended September 30, 2006	26.17	(0.21	)(a)	1.76		(i)	1.55	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.74	(0.15)		3.53		(i)	3.38	—	(0.95)	(0.95)
Period Ended September 30, 2004 (e)	23.85	(0.04)		(0.07)		(i)	(0.11)	—	—	—
Period Ended June 30, 2004 (f)	24.01	(0.01)		(0.15)	—		(0.16)	—	—	—
Class R
Six Months Ended March 31, 2007 (Unaudited)	$24.95	0.01	(a)	2.23		(i)	2.24	—	(2.24)	(2.24)
Year Ended September 30, 2006	26.35	(0.11	)(a)	1.81		(i)	1.70	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.78	(0.12)		3.64		(i)	3.52	—	(0.95)	(0.95)
Period Ended September 30, 2004 (e)	23.87	(0.02)		(0.07)		(i)	(0.09)	—	—	—
Period Ended June 30, 2004 (f)	24.01	(0.02)		(0.12)	—		(0.14)	—	—	—
Class S
Six Months Ended March 31, 2007 (Unaudited)	$25.30	0.07	(a)	2.27		(i)	2.34	(0.02)	(2.24)	(2.26)
Year Ended September 30, 2006	26.56	0.02	(a)	1.82		(i)	1.84	—	(3.10)	(3.10)
Year Ended September 30, 2005	23.85	(0.02)		3.68		(i)	3.66	—	(0.95)	(0.95)
Period Ended September 30, 2004 (e)	23.91	(0.01)		(0.05)		(i)	(0.06)	—	—	—
Year Ended June 30, 2004 (h)	17.66	(0.02)		6.27	—		6.25	—	—	—
Year Ended June 30, 2003	17.98	0.04		(0.31)	—		(0.27)	(0.03)	(0.02)	(0.05)
Year Ended June 30, 2002	15.24	0.02		3.08	—		3.10	(0.05)	(0.31)	(0.36)

[TABLE CONTINUED BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Six Months Ended March 31, 2007 (Unaudited)	$25.18	9.44%	(b)	$20,104	1.33%	(c)	0.34%	(c)	1.81%	(c)	10%
Year Ended September 30, 2006	25.12	7.72%		17,586	1.33%		(0.17%	)	1.77%		27%
Year Ended September 30, 2005	26.46	15.34%		12,856	1.33%		(0.29%	)	1.88%		33%
Period Ended September 30, 2004 (e)	23.81	(0.33%	)(b)	3,359	1.33%	(c)	(0.35%	)(c)	1.73%	(c)	7%
Period Ended June 30, 2004 (f)	23.89	(0.50%	)(b)	1,872	1.33%	(c)	(0.07%	)(c)	1.72%	(c)	28%
Class I
Six Months Ended March 31, 2007 (Unaudited)	$25.39	9.55%		$43,353	1.08%	(c)	0.63%	(c)	1.31%	(c)	10%
Year Ended September 30, 2006	25.31	8.02%		34,478	1.08%		0.08%		1.27%		27%
Year Ended September 30, 2005	26.57	15.61%		29,554	1.08%		(0.08%	)	1.36%		33%
Period Ended September 30, 2004 (g)	23.85	0.00%	(b)	26,707	0.00%	(c)	0.00%	(c)	0.00%	(c)	7%
Class C
Six Months Ended March 31, 2007 (Unaudited)	$24.52	8.96%		$2,643	2.08%	(c)	(0.41%	)(c)	2.31%	(c)	10%
Year Ended September 30, 2006	24.62	6.93%		2,366	2.08%		(0.86%	)	2.26%		27%
Year Ended September 30, 2005	26.17	14.43%		801	2.08%		(1.01%	)	2.39%		33%
Period Ended September 30, 2004 (e)	23.74	(0.46%	)(b)	75	2.08%	(c)	(1.09%	)(c)	2.25%	(c)	7%
Period Ended June 30, 2004 (f)	23.85	(0.67%	)(b)	23	2.07%	(c)	(0.67%	)(c)	2.22%	(c)	28%
Class R
Six Months Ended March 31, 2007 (Unaudited)	$24.95	9.26%		$50	1.58%	(c)	0.05%	(c)	1.81%	(c)	10%
Year Ended September 30, 2006	24.95	7.50%		52	1.58%		(0.44%	)	1.77%		27%
Year Ended September 30, 2005	26.35	15.01%		59	1.58%		(0.54%	)	1.88%		33%
Period Ended September 30, 2004 (e)	23.78	(0.38%	)(b)	6	1.57%	(c)	(0.61%	)(c)	1.77%	(c)	7%
Period Ended June 30, 2004 (f)	23.87	(0.58%	)(b)	3	1.54%	(c)	(0.38%	)(c)	1.61%	(c)	28%
Class S
Six Months Ended March 31, 2007 (Unaudited)	$25.38	9.56%		$292,907	1.08%	(c)	0.57%	(c)	1.31%	(c)	10%
Year Ended September 30, 2006	25.30	8.02%		304,960	1.08%		0.06%		1.27%		27%
Year Ended September 30, 2005	26.56	15.57%		327,641	1.08%		(0.08%	)	1.36%		33%
Period Ended September 30, 2004 (e)	23.85	(0.21%	)(b)	345,451	1.08%	(c)	(0.12%	)(c)	1.21%	(c)	7%
Year Ended June 30, 2004 (h)	23.91	35.35%		365,930	1.08%		(0.09%	)	1.22%		28%
Year Ended June 30, 2003	17.66	(1.48%	)	208,651	1.08%		0.21%		1.14%		13%
Year Ended June 30, 2002	17.98	20.82%		370,351	1.08%		0.04%			(d)	93%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using	(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
	the average daily shares method.	(g)	For the period from September 30, 2004 (commencement of operations) to
(b)	Not annualized.		September 30, 2004.
(c)	Annualized.	(h)	The existing class of shares was designated Class S shares as of April 19, 2004.
(d)	There were no waivers or reimbursements during the period.	(i)	Less than $0.01 or $(0.01) per share.
(e)	For the period from July 1, 2004 to September 30, 2004.

See notes to financial statements.

  FINANCIAL HIGHLIGHTS

Tamarack Small Cap Core Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Six Months Ended March 31, 2007 (Unaudited)	$31.74	0.24	(a)	2.65		(h)	2.89	(0.11)	(3.41)	(3.52)
Year Ended September 30, 2006	32.96	(0.15	)(a)	4.03		(h)	3.88	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.59	(0.24)		3.10		(h)	2.86	—	(2.49)	(2.49)
Period Ended September 30, 2004 (e)	32.69	(0.05)		(0.05)		(h)	(0.10)	—	—	—
Period Ended June 30, 2004 (f)	32.36	(0.03)		0.36	—		0.33	—	—	—
Class C
Six Months Ended March 31, 2007 (Unaudited)	$31.08	0.12	(a)	2.59		(h)	2.71	—	(3.41)	(3.41)
Year Ended September 30, 2006	32.59	(0.38	)(a)	3.97		(h)	3.59	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.47	(0.24)		2.85		(h)	2.61	—	(2.49)	(2.49)
Period Ended September 30, 2004 (e)	32.63	(0.12)		(0.04)		(h)	(0.16)	—	—	—
Period Ended June 30, 2004 (f)	32.36	(0.06)		0.33	—		0.27	—	—	—
Class R
Six Months Ended March 31, 2007 (Unaudited)	$31.50	0.21	(a)	2.61		(h)	2.82	(0.04)	(3.41)	(3.45)
Year Ended September 30, 2006	32.81	(0.23	)(a)	4.02		(h)	3.79	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.54	(0.28)		3.04		(h)	2.76	—	(2.49)	(2.49)
Period Ended September 30, 2004 (e)	32.66	(0.08)		(0.04)		(h)	(0.12)	—	—	—
Period Ended June 30, 2004 (f)	32.36	(0.06)		0.36	—		0.30	—	—	—
Class S
Six Months Ended March 31, 2007 (Unaudited)	$31.95	0.28	(a)	2.66		(h)	2.94	(0.19)	(3.41)	(3.60)
Year Ended September 30, 2006	33.06	(0.07	)(a)	4.06		(h)	3.99	—	(5.10)	(5.10)
Year Ended September 30, 2005	32.62	(0.19)		3.12		(h)	2.93	—	(2.49)	(2.49)
Period Ended September 30, 2004 (e)	32.70	(0.05)		(0.03)		(h)	(0.08)	—	—	—
Year Ended June 30, 2004 (g)	23.78	(0.14)		9.06	—		8.92	—	—	—
Year Ended June 30, 2003	25.62	(0.04)		(1.29)	—		(1.33)	—	(0.51)	(0.51)
Year Ended June 30, 2002	26.19	(0.03)		0.73	—		0.70	(0.01)	(1.26)	(1.27)

[TABLE CONTINUED BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Six Months Ended March 31, 2007 (Unaudited)	$31.11	9.67%	(b)	$2,821	1.55%	(c)	1.51%	(c)	2.16%	(c)	17%
Year Ended September 30, 2006	31.74	13.85%		2,382	1.55%		(0.49%	)	2.15%		35%
Year Ended September 30, 2005	32.96	8.67%		2,793	1.55%		(0.77%	)	2.13%		33%
Period Ended September 30, 2004 (e)	32.59	(0.31%	)(b)	1,771	1.55%	(c)	(0.80%	)(c)	1.94%	(c)	8%
Period Ended June 30, 2004 (f)	32.69	1.02%	(b)	882	1.54%	(c)	(1.08%	)(c)	2.64%	(c)	33%
Class C
Six Months Ended March 31, 2007 (Unaudited)	$30.38	9.24%	(b)	$572	2.30%	(c)	0.79%	(c)	2.66%	(c)	17%
Year Ended September 30, 2006	31.08	13.01%		366	2.30%		(1.24%	)	2.65%		35%
Year Ended September 30, 2005	32.59	7.89%		473	2.30%		(1.47%	)	2.64%		33%
Period Ended September 30, 2004 (e)	32.47	(0.49%	)(b)	196	2.30%	(c)	(1.58%	)(c)	2.52%	(c)	8%
Period Ended June 30, 2004 (f)	32.63	0.83%	(b)	202	2.30%	(c)	(1.88%	)(c)	3.18%	(c)	33%
Class R
Six Months Ended March 31, 2007 (Unaudited)	$30.87	9.50%	(b)	$16	1.80%	(c)	1.32%	(c)	2.15%	(c)	17%
Year Ended September 30, 2006	31.50	13.61%		15	1.80%		(0.73%	)	2.15%		35%
Year Ended September 30, 2005	32.81	8.36%		18	1.80%		(1.01%	)	2.15%		33%
Period Ended September 30, 2004 (e)	32.54	(0.37%	)(b)	3	1.76%	(c)	(1.05%	)(c)	1.95%	(c)	8%
Period Ended June 30, 2004 (f)	32.66	0.93%	(b)	3	1.82%	(c)	(0.98%	)(c)	2.38%	(c)	33%
Class S
Six Months Ended March 31, 2007 (Unaudited)	$31.29	9.79%	(b)	$67,351	1.30%	(c)	1.78%	(c)	1.66%	(c)	17%
Year Ended September 30, 2006	31.95	14.18%		64,750	1.30%		(0.22%	)	1.65%		35%
Year Ended September 30, 2005	33.06	8.89%		68,071	1.30%		(0.53%	)	1.63%		33%
Period Ended September 30, 2004 (e)	32.62	(0.24%	)(b)	74,165	1.30%	(c)	(0.57%	)(c)	1.53%	(c)	8%
Year Ended June 30, 2004 (g)	32.70	37.57%		76,036	1.30%		(0.48%	)	1.54%		33%
Year Ended June 30, 2003	23.78	(5.22%	)	53,261	1.30%		(0.18%	)	1.38%		25%
Year Ended June 30, 2002	25.62	2.91%		61,420	1.30%		(0.14%	)		(d)	37%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using	(e)	For the period from July 1, 2004 to September 30, 2004.
	the average daily shares method.	(f)	For the period from April 19, 2004 (commencement of operations) to
(b)	Not annualized.		June 30, 2004.
(c)	Annualized.	(g)	The existing class of shares was designated Class S shares as of April 19, 2004.
(d)	There were no waivers or reimbursements during the period.	(h)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

  FINANCIAL HIGHLIGHTS

Tamarack Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Return of Capital	Net Realized Gains	Total Distributions

Class A
Six Months Ended March 31, 2007 (Unaudited)	$41.61	0.26	(a)	2.13		(h)	2.39	(0.48)	—	(3.61)	(4.09)
Year Ended September 30, 2006	45.66	0.41	(a)	3.10		(h)	3.51	(0.51)	—	(7.05)	(7.56)
Year Ended September 30, 2005	45.01	0.43		4.53		(h)	4.96	(0.41)	—	(3.90)	(4.31)
Period Ended September 30, 2004 (e)	44.18	(0.01)		0.84		(h)	0.83	—	—	—	—
Period Ended June 30, 2004 (f)	44.16	0.08		(0.06)	—		0.02	—	—	—	—
Class C
Six Months Ended March 31, 2007 (Unaudited)	$41.13	0.10	(a)	2.11		(h)	2.21	(0.25)	—	(3.61)	(3.86)
Year Ended September 30, 2006	45.22	0.13	(a)	3.04		(h)	3.17	(0.21)	—	(7.05)	(7.26)
Year Ended September 30, 2005	44.85	0.02		4.58		(h)	4.60	(0.33)	—	(3.90)	(4.23)
Period Ended September 30, 2004 (e)	44.11		(h)	0.74		(h)	0.74	—	—	—	—
Period Ended June 30, 2004 (f)	44.16	0.04		(0.09)	—		(0.05)	—	—	—	—
Class R
Six Months Ended March 31, 2007 (Unaudited)	$41.56	0.20	(a)	2.13		(h)	2.33	(0.44)	—	(3.61)	(4.05)
Year Ended September 30, 2006	45.59	0.35	(a)	3.05		(h)	3.40	(0.38)	—	(7.05)	(7.43)
Year Ended September 30, 2005	44.95	0.44		4.40		(h)	4.84	(0.30)	—	(3.90)	(4.20)
Period Ended September 30, 2004 (e)	44.16	0.08		0.71		(h)	0.79	—	—	—	—
Period Ended June 30, 2004 (f)	44.16	0.09		(0.09)	—		—	—	—	—	—
Class S
Six Months Ended March 31, 2007 (Unaudited)	$41.74	0.31	(a)	2.14		(h)	2.45	(0.63)	—	(3.61)	(4.24)
Year Ended September 30, 2006	45.78	0.55	(a)	3.07		(h)	3.62	(0.61)	—	(7.05)	(7.66)
Year Ended September 30, 2005	45.05	0.74		4.35		(h)	5.09	(0.46)	—	(3.90)	(4.36)
Period Ended September 30, 2004 (e)	44.20	0.14		0.71		(h)	0.85	—	—	—	—
Year Ended June 30, 2004 (g)	37.98	0.56		6.47	—		7.03	(0.41)	—	(0.40)	(0.81)
Year Ended June 30, 2003	42.85	0.45		(4.88)	—		(4.43)	(0.44)	—	—	(0.44)
Year Ended June 30, 2002	45.43	0.44		(1.87)	—		(1.43)	(0.07)	(0.41)	(0.67)	(1.15)

[TABLE CONTINUED BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Six Months Ended March 31, 2007 (Unaudited)	$39.91	5.65%	(b)	$555	1.28%	(c)	1.25%	(c)	1.79%	(c)	73%
Year Ended September 30, 2006	41.61	8.84%		565	1.31%		0.98%		1.73%		38%
Year Ended September 30, 2005	45.66	11.12%		2,136	1.28%		1.16%		1.77%		35%
Period Ended September 30, 2004 (e)	45.01	1.88%	(b)	717	1.21%	(c)	1.08%	(c)	1.65%	(c)	5%
Period Ended June 30, 2004 (f)	44.18	0.05%	(b)	295	1.21%	(c)	1.43%	(c)	1.72%	(c)	14%
Class C
Six Months Ended March 31, 2007 (Unaudited)	$39.48	5.22%	(b)	$25	2.03%	(c)	0.50%	(c)	2.28%	(c)	73%
Year Ended September 30, 2006	41.13	8.04%		23	2.05%		0.32%		2.21%		38%
Year Ended September 30, 2005	45.22	10.29%		27	2.02%		0.43%		2.26%		35%
Period Ended September 30, 2004 (e)	44.85	1.68%	(b)	5	1.96%	(c)	0.21%	(c)	2.17%	(c)	5%
Period Ended June 30, 2004 (f)	44.11	(0.11%	)(b)	5	1.97%	(c)	0.57%	(c)	2.20%	(c)	14%
Class R
Six Months Ended March 31, 2007 (Unaudited)	$39.84	5.50%	(b)	$4	1.56%	(c)	0.97%	(c)	1.84%	(c)	73%
Year Ended September 30, 2006	41.56	8.56%		4	1.53%		0.85%		1.68%		38%
Year Ended September 30, 2005	45.59	10.85%		4	1.52%		0.99%		1.77%		35%
Period Ended September 30, 2004 (e)	44.95	1.79%	(b)	3	1.44%	(c)	0.74%	(c)	1.65%	(c)	5%
Period Ended June 30, 2004 (f)	44.16	0.00%	(b)	3	1.45%	(c)	1.08%	(c)	1.72%	(c)	14%
Class S
Six Months Ended March 31, 2007 (Unaudited)	$39.95	5.77%	(b)	$276,207	1.03%	(c)	1.49%	(c)	1.29%	(c)	73%
Year Ended September 30, 2006	41.74	9.10%		291,662	1.05%		1.33%		1.22%		38%
Year Ended September 30, 2005	45.78	11.42%		366,952	1.01%		1.52%		1.25%		35%
Period Ended September 30, 2004 (e)	45.05	1.92%	(b)	379,023	0.96%	(c)	1.22%	(c)	1.15%	(c)	5%
Year Ended June 30, 2004 (g)	44.20	18.60%		386,932	0.96%		1.30%		1.14%		14%
Year Ended June 30, 2003	37.98	(10.26%	)	373,781	0.96%		1.24%		0.99%		78%
Year Ended June 30, 2002	42.85	(3.02%	)	436,487	0.96%		1.02%			(d)	25%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using	(e)	For the period from July 1, 2004 to September 30, 2004.
	the average daily shares method.	(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(b)	Not annualized.	(g)	The existing class of shares was designated Class S shares as of April 19, 2004.
(c)	Annualized.	(h)	Less than $0.01 or $(0.01) per share.
(d)	There were no waivers or reimbursements during the period.

See notes to financial statements.

  FINANCIAL HIGHLIGHTS

Tamarack Microcap Value Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Six Months Ended March 31, 2007 (Unaudited)	$22.17	0.01	(a)	2.27		(h)	2.28	—	(1.54)	(1.54)
Year Ended September 30, 2006	21.52	0.00	(a)	2.53		(h)	2.53	(0.04)	(1.84)	(1.88)
Year Ended September 30, 2005	18.83	0.07		3.57		(h)	3.64	(0.15)	(0.80)	(0.95)
Period Ended September 30, 2004 (e)	19.12	(0.01)		(0.28)		(h)	(0.29)	—	—	—
Period Ended June 30, 2004 (f)	19.04	—		0.08	—		0.08	—	—	—
Class C
Six Months Ended March 31, 2007 (Unaudited)	$21.84	(0.07	)(a)	2.23		(h)	2.16	—	(1.54)	(1.54)
Year Ended September 30, 2006	21.33	(0.16	)(a)	2.51		(h)	2.35	—	(1.84)	(1.84)
Year Ended September 30, 2005	18.77	(0.08)		3.54		(h)	3.46	(0.10)	(0.80)	(0.90)
Period Ended September 30, 2004 (e)	19.09	(0.02)		(0.30)		(h)	(0.32)	—	—	—
Period Ended June 30, 2004 (f)	19.04	(0.02)		0.07	—		0.05	—	—	—
Class R
Six Months Ended March 31, 2007 (Unaudited)	$22.11	(0.01	)(a)	2.25		(h)	2.24	—	(1.54)	(1.54)
Year Ended September 30, 2006	21.47	(0.06	)(a)	2.54		(h)	2.48	—	(1.84)	(1.84)
Year Ended September 30, 2005	18.81	(0.03)		3.60		(h)	3.57	(0.11)	(0.80)	(0.91)
Period Ended September 30, 2004 (e)	19.11	(0.01)		(0.29)		(h)	(0.30)	—	—	—
Period Ended June 30, 2004 (f)	19.04	—		0.07	—		0.07	—	—	—
Class S
Six Months Ended March 31, 2007 (Unaudited)	$22.27	0.04	(a)	2.27		(h)	2.31	(0.03)	(1.54)	(1.57)
Year Ended September 30, 2006	21.59	0.05	(a)	2.55		(h)	2.60	(0.08)	(1.84)	(1.92)
Year Ended September 30, 2005	18.86	0.04		3.65		(h)	3.69	(0.16)	(0.80)	(0.96)
Period Ended September 30, 2004 (e)	19.14	0.01		(0.29)		(h)	(0.28)	—	—	—
Year Ended June 30, 2004 (g)	13.60	0.05		5.60	—		5.65	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2003	14.60	0.05		(0.72)	—		(0.67)	(0.04)	(0.29)	(0.33)
Year Ended June 30, 2002	13.23	0.03		1.58	—		1.61	(0.02)	(0.22)	(0.24)

[TABLE CONTINUED BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate ***

Class A
Six Months Ended March 31, 2007 (Unaudited)	$22.91	10.43%	(b)	$41,128	1.32%	(c)	0.09%	(c)	1.72%	(c)	2%
Year Ended September 30, 2006	22.17	12.67%		29,186	1.33%		0.01%		1.74%		20%
Year Ended September 30, 2005	21.52	19.62%		10,328	1.33%		(0.04%	)	1.73%		8%
Period Ended September 30, 2004 (e)	18.83	(1.52%	)(b)	1,522	1.28%	(c)	0.04%	(c)	1.63%	(c)	3%
Period Ended June 30, 2004 (f)	19.12	0.42%	(b)	405	1.26%	(c)	0.00%	(c)	1.91%	(c)	11%
Class C
Six Months Ended March 31, 2007 (Unaudited)	$22.46	10.03%	(b)	$3,767	2.07%	(c)	(0.65%	)(c)	2.22%	(c)	2%
Year Ended September 30, 2006	21.84	11.86%		2,073	2.08%		(0.73%	)	2.25%		20%
Year Ended September 30, 2005	21.33	18.72%		506	2.08%		(0.77%	)	2.22%		8%
Period Ended September 30, 2004 (e)	18.77	(1.68%	)(b)	167	2.03%	(c)	(0.70%	)(c)	2.06%	(c)	3%
Period Ended June 30, 2004 (f)	19.09	0.26%	(b)	4	2.03%	(c)	(0.62%	)(c)	2.22%	(c)	11%
Class R
Six Months Ended March 31, 2007 (Unaudited)	$22.81	10.28%	(b)	$540	1.57%	(c)	(0.13%	)(c)	1.72%	(c)	2%
Year Ended September 30, 2006	22.11	12.42%		164	1.59%		(0.27%	)	1.73%		20%
Year Ended September 30, 2005	21.47	19.27%		143	1.57%		(0.27%	)	1.72%		8%
Period Ended September 30, 2004 (e)	18.81	(1.57%	)(b)	94	1.53%	(c)	(0.29%	)(c)	1.67%	(c)	3%
Period Ended June 30, 2004 (f)	19.11	0.37%	(b)	104	1.49%	(c)	0.15%	(c)	2.17%	(c)	11%
Class S
Six Months Ended March 31, 2007 (Unaudited)	$23.01	10.55%	(b)	$323,383	1.07%	(c)	0.33%	(c)	1.21%	(c)	2%
Year Ended September 30, 2006	22.27	12.97%		261,594	1.09%		0.24%		1.23%		20%
Year Ended September 30, 2005	21.59	19.89%		232,912	1.07%		0.23%		1.22%		8%
Period Ended September 30, 2004 (e)	18.86	(1.46%	)(b)	218,871	1.03%	(c)	0.22%	(c)	1.16%	(c)	3%
Year Ended June 30, 2004 (g)	19.14	41.63%		234,956	1.03%		0.31%		1.20%		11%
Year Ended June 30, 2003	13.60	(4.55%	)	92,202	1.03%		0.36%		1.08%		17%
Year Ended June 30, 2002	14.60	12.44%		96,312	1.03%		0.26%			(d)	34%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using	(e)	For the period from July 1, 2004 to September 30, 2004.
	the average daily shares method.	(f)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.
(b)	Not annualized.	(g)	The existing class of shares was designated Class S shares as of April 19, 2004.
(c)	Annualized.	(h)	Less than $0.01 or $(0.01) per share.
(d)	There were no waivers or reimbursements during the period.

See notes to financial statements.

  NOTES TO FINANCIAL STATEMENTS

March 31, 2007 (Unaudited)

1.   Organization

Tamarack Funds Trust (“Tamarack”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. Tamarack was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to Tamarack were reorganized as portfolios of Tamarack effective April 16, 2004. This semi-annual report includes the following seven investment portfolios (“Funds”):

-  Tamarack Large Cap Growth Fund (“Large Cap Growth Fund”)

-  Tamarack Mid Cap Growth Fund (“Mid Cap Growth Fund”)

-  Tamarack SMID Cap Growth Fund (“SMID Cap Growth Fund”) (formerly known as the “Tamarack Small Cap Growth Fund”)

-  Tamarack Enterprise Fund (“Enterprise Fund”)

-  Tamarack Small Cap Core Fund (“Small Cap Core Fund”) (formerly known as the “Tamarack Enterprise Small Cap Fund”)

-  Tamarack Value Fund (“Value Fund”)

-  Tamarack Microcap Value Fund (“Microcap Value Fund”)

The Large Cap Growth, Mid Cap Growth, SMID Cap Growth, Enterprise and Small Cap Core Funds offer five share classes: Class A, Class C, Class R, Class I and Class S shares. The Value and Microcap Value Funds offer four share classes: Class A, Class C, Class R and Class S shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered at net asset value (i.e. no front-end sales charge), but are subject to a CDSC of 1.00% for redemptions within 12 months of purchase. Class R shares (available to certain 401(k) and other employer-sponsored retirement plans), Class I shares (intended for investors meeting certain investment minimum thresholds) and Class S shares are not subject to either a front-end sales charge or a CDSC.

Voyageur Asset Management Inc. (“Voyageur”) acts as the investment advisor for Tamarack. The officers of Tamarack (“Fund Management”) are also employees of Voyageur or its affiliates.

2.   Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standard:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those

  NOTES TO FINANCIAL STATEMENTS

fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Security Valuation:

Equity securities traded on one or more U.S. exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the (“Valuation Time”). Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). If there was no sale on the primary exchange on the day the net asset value is calculated (“Value Date”), the most recent bid quotation generally will be used. In cases where neither closing prices nor bid prices are available, or where those prices do not accurately reflect the value of the security, a security will be valued in accordance with the Board of Trustees’ approved pricing and valuation procedures that Tamarack has established to estimate a security’s fair value. These procedures are also used to estimate the fair value of a security if a significant event occurs that materially affects the value of the security. Foreign equity securities generally are valued in their national currency at the latest available quoted sale price as of the close of trading on the foreign exchange or other principal market on which the security is traded. In the absence of current trading activity, the securities will be valued at the last bid quotation. The value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation. Investments in open-end investment companies are valued at net asset value. Short-term securities with less than 60 days to maturity at time of purchase are valued at amortized cost.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

  NOTES TO FINANCIAL STATEMENTS

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or Investment Advisory Fees. Expenses incurred by Tamarack, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Financial Instruments:

The Funds may enter into futures contracts in an effort to hedge against market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying index. A Fund would recognize an unrealized gain or loss each day equal to these daily payments. The Funds did not enter into futures contracts during the period ended March 31, 2007.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends and capital gains on each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, expiring capital loss carry forward and foreign currency transactions), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights. The Value Fund utilizes earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Securities Lending:

The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to 100% of the current market value of the securities loaned; (2)

  NOTES TO FINANCIAL STATEMENTS

the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a particular Fund. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances.

The Funds will earn income for lending their securities from fees paid by borrowers and from the investment of cash collateral. The Funds will then pay the lending agent (Wells Fargo Bank) a percentage of the lending income. Securities lending income is presented net of such payments to the lending agent in the financial statements. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In the event that a borrower fails to return the lent security, the lending agent will indemnify the Funds based on the difference in value between the closing market value of the security on the date it should have been returned and the value of the cash collateral. The Funds assume all risk of loss from a decline in the value of the collateral investment and any resulting collateral deficiencies. In an effort to reduce these risks, Voyageur and Wells Fargo Bank will monitor the creditworthiness of the borrowers to which the Funds lend securities.

The following summarizes the value of the securities that were on loan and the value of the cash held as collateral for these loans as of March 31, 2007. No securities or letters of credit were held by the Funds as collateral as of March 31, 2007.

	Value of Securities Loaned	Value of Collateral

Large Cap Growth Fund	$10,865,716	$11,210,762
Mid Cap Growth Fund	16,284,034	16,887,814
Enterprise Fund	51,657,676	54,531,034
Small Cap Core Fund	9,646,709	10,168,057
Value Fund	12,662,111	13,215,583

See page 78, Notes to Schedules of Portfolio Investments, for a detailed breakdown of the investments purchased with the collateral received.

  NOTES TO FINANCIAL STATEMENTS

3.   Agreements and Other Transactions with Affiliates

Tamarack has entered into investment advisory agreements with Voyageur, under which Voyageur manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay Voyageur a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, Voyageur is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate

Large Cap Growth Fund	All Net Assets	0.70%
Mid Cap Growth Fund	All Net Assets	0.70%
SMID Cap Growth Fund	All Net Assets	0.70%
Enterprise Fund	Up to $30 million	1.40%
	Over $30 million	0.90%
Small Cap Core Fund	Up to $30 million	1.40%
	Over $30 million	0.90%
Value Fund	All Net Assets	0.85%
Microcap Value Fund	All Net Assets	0.90%

Effective January 29, 2007, Voyageur has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class S and Class I shares of each fund to the following levels:

Annual Rate

Large Cap Growth Fund	1.00%
Mid Cap Growth Fund	1.10%
SMID Cap Growth Fund	1.43%
Enterprise Fund	1.08%
Small Cap Core Fund	1.30%
Value Fund	1.03%
Microcap Value Fund	1.07%

Classes A, C, and R vary from these limits only by the addition of class- specific 12b-1 fees. These expense limitation agreements are in place until January 31, 2008. Voyageur may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

Voyageur serves as administrator to the Funds and BISYS Fund Services Ohio, Inc. (“BISYS”) serves as sub-administrator. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, Voyageur receives from each Fund a fee, payable monthly, at the annual rate of 0.10% of each Fund’s average daily net assets. For its services as sub-administrator, BISYS receives a fee payable by Voyageur out of Voyageur’s own resources.

Certain Officers and Trustees of the Funds are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

  NOTES TO FINANCIAL STATEMENTS

4.   Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors Inc. (the “Distributor”) acts as the Funds’ distributor. The Distributor is an affiliate of Voyageur. The Plan permits each Fund to make payments for or to reimburse the Distributor monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan; and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class.

	Class A		Class C	Class R

12b-1 Plan Fee	0.25	%*	1.00%	0.50%

Plan fees are based on average annual daily net assets of the applicable class. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part.

*The maximum Plan fee rate for Class A shares is 0.50%.The Distributor is contractually waiving 0.25% of the total 0.50% Plan fee for Class A through January 31, 2008.

For the period ended March 31, 2007, the Distributor received commissions of $39,523 from front-end sales charges of Class A shares of the Funds, of which $4,933 was paid to affiliated broker-dealers, the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor. The Distributor also received $2,178 from CDSC fees from Class C shares of the Funds. The Distributor received no CDSC fees from Class A shares of the Funds during the period ended March 31, 2007.

5.   Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the period ended March 31, 2007 were as follows:

	Purchases	Sales

Large Cap Growth Fund	$15,154,201	$31,574,009
Mid Cap Growth Fund	16,423,677	28,653,878
SMID Cap Growth Fund	6,923,484	8,973,292
Enterprise Fund	33,120,096	61,421,175
Small Cap Core Fund	11,363,869	12,265,029
Value Fund	207,045,923	229,050,607
Microcap Value Fund	49,726,808	4,925,565

Within the guidelines, established by the Funds, to always seek best execution when entering into portfolio transactions, certain of the funds use directed brokerage transactions through LJR Recapture Services (“LJR”) and its correspondent brokers. A portion of the commissions paid for portfolio transactions under this program are reimbursed to the Funds and are recorded as realized gains and losses from investment transactions in the financial statements.

6.   Capital Share Transactions

Tamarack is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds are summarized on the following pages:

  NOTES TO FINANCIAL STATEMENTS

Tamarack Large Cap Growth Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$310,334	$428,205
Dividends reinvested	—	—
Cost of shares redeemed	(1,447,612)	(1,677,100)

Change in Class A	$(1,137,278)	$(1,248,895)

Class I
Proceeds from shares issued	$43,786	$74,609
Dividends reinvested	—	751
Cost of shares redeemed	(154,747)	(2,591,178)

Change in Class I	$(110,961)	$(2,515,818)

Class C
Proceeds from shares issued	$9,000	$—
Dividends reinvested	—	—
Cost of shares redeemed	(17)	—

Change in Class C	$8,983	$—

Class R
Proceeds from shares issued	$—	$229
Dividends reinvested	—	—
Cost of shares redeemed	—	(4,988)

Change in Class R	$—	$(4,759)

Class S
Proceeds from shares issued	$372,761	$1,437,340
Dividends reinvested	—	55,695
Cost of shares redeemed	(16,302,468)	(25,117,395)

Change in Class S	$(15,929,707)	$(23,624,360)

Change in net assets resulting from capital transactions	$(17,168,963)	$(27,393,832)

SHARE TRANSACTIONS:
Class A
Issued	27,699	39,158
Reinvested	—	—
Redeemed	(129,733)	(152,059)

Change in Class A	(102,034)	(112,901)

Class I
Issued	3,920	6,795
Reinvested	—	66
Redeemed	(13,614)	(235,328)

Change in Class I	(9,694)	(228,467)

Class C
Issued	819	—
Reinvested	—	—
Redeemed	—	—

Change in Class C	819	—

Class R
Issued	—	21
Reinvested	—	—
Redeemed	—	(483)

Change in Class R	—	(462)

Class S
Issued	33,086	129,843
Reinvested	—	4,916
Redeemed	(1,439,454)	(2,271,081)

Change in Class S	(1,406,368)	(2,136,322)

Change in shares resulting from capital transactions	(1,517,277)	(2,478,152)

  NOTES TO FINANCIAL STATEMENTS

Tamarack Mid Cap Growth Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,607,132	$6,944,468
Dividends reinvested	1,144,886	849,667
Cost of shares redeemed	(7,275,304)	(12,006,567)

Change in Class A	$(4,523,286)	$(4,212,432)

Class I
Proceeds from shares issued	$4,157,088	$18,030,328
Dividends reinvested	1,874,960	1,149,878
Cost of shares redeemed	(9,413,692)	(12,305,131)

Change in Class I	$(3,381,644)	$6,875,075

Class C
Proceeds from shares issued	$62,580	$1,661,440
Dividends reinvested	58,278	6,280
Cost of shares redeemed	(188,342)	(40,763)

Change in Class C	$(67,484)	$1,626,957

Class R
Proceeds from shares issued	$—	$296
Dividends reinvested	286	186
Cost of shares redeemed	—	(21,940)

Change in Class R	$286	$(21,458)

Class S
Proceeds from shares issued	$44,320	$595,116
Dividends reinvested	43,434	27,546
Cost of shares redeemed	(319,081)	(342,744)

Change in Class S	$(231,327)	$279,918

Change in net assets resulting from capital transactions	$(8,203,455)	$4,548,060

SHARE TRANSACTIONS:
Class A
Issued	127,564	543,820
Reinvested	93,384	67,434
Redeemed	(578,750)	(972,641)

Change in Class A	(357,802)	(361,387)

Class I
Issued	320,112	1,338,057
Reinvested	148,335	88,794
Redeemed	(725,349)	(964,789)

Change in Class I	(256,902)	462,062

Class C
Issued	5,063	138,416
Reinvested	4,856	505
Redeemed	(15,320)	(3,120)

Change in Class C	(5,401)	135,801

Class R
Issued	—	25
Reinvested	23	15
Redeemed	—	(1,918)

Change in Class R	23	(1,878)

Class S
Issued	3,423	45,161
Reinvested	3,434	2,125
Redeemed	(24,727)	(27,779)

Change in Class S	(17,870)	19,507

Change in shares resulting from capital transactions	(637,952)	254,105

  NOTES TO FINANCIAL STATEMENTS

Tamarack SMID Cap Growth Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$391,038	$947,992
Dividends reinvested	361,996	1,925,396
Cost of shares redeemed	(1,061,931)	(2,996,628)

Change in Class A	$(308,897)	$(123,240)

Class I
Proceeds from shares issued	$59,264	$1,799,030
Dividends reinvested	270,792	776,912
Cost of shares redeemed	(432,200)	(1,552,267)

Change in Class I	$(102,144)	$1,023,675

Class C
Proceeds from shares issued	$—	$12,650
Dividends reinvested	2,362	12,936
Cost of shares redeemed	(12,159)	(27,027)

Change in Class C	$(9,797)	$(1,441)

Class R
Proceeds from shares issued	$6,451	$7,840
Dividends reinvested	2,031	8,741
Cost of shares redeemed	(18)	(49,757)

Change in Class R	$8,464	$(33,176)

Class S
Proceeds from shares issued	$34,284	$193,019
Dividends reinvested	17,044	52,566
Cost of shares redeemed	(76,673)	(28,072)

Change in Class S	$(25,345)	$217,513

Change in net assets resulting from capital transactions	$(437,719)	$1,083,331

SHARE TRANSACTIONS:
Class A
Issued	37,478	83,231
Reinvested	35,984	186,389
Redeemed	(102,214)	(271,707)

Change in Class A	(28,752)	(2,087)

Class I
Issued	5,493	162,255
Reinvested	25,988	72,949
Redeemed	(40,147)	(122,090)

Change in Class I	(8,666)	113,114

Class C
Issued	—	1,227
Reinvested	241	1,276
Redeemed	(1,217)	(2,532)

Change in Class C	(976)	(29)

Class R
Issued	635	732
Reinvested	203	853
Redeemed	—	(4,062)

Change in Class R	838	(2,477)

Class S
Issued	3,273	15,787
Reinvested	1,637	4,940
Redeemed	(6,897)	(2,568)

Change in Class S	(1,987)	18,159

Change in shares resulting from capital transactions	(39,543)	126,680

  NOTES TO FINANCIAL STATEMENTS

Tamarack Enterprise Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,751,588	$9,206,486
Dividends reinvested	1,472,750	1,539,600
Cost of shares redeemed	(1,761,790)	(5,419,718)

Change in Class A	$2,462,548	$5,326,368

Class I
Proceeds from shares issued	$7,959,919	$5,966,827
Dividends reinvested	3,044,157	3,431,493
Cost of shares redeemed	(2,453,278)	(3,325,090)

Change in Class I	$8,550,798	$6,073,230

Class C
Proceeds from shares issued	$309,849	$1,600,594
Dividends reinvested	204,733	103,385
Cost of shares redeemed	(234,925)	(79,082)

Change in Class C	$279,657	$1,624,897

Class R
Proceeds from shares issued	$123	$52
Dividends reinvested	366	994
Cost of shares redeemed	(2,405)	(5,067)

Change in Class R	$(1,916)	$(4,021)

Class S
Proceeds from shares issued	$14,507,833	$25,976,483
Dividends reinvested	22,534,553	33,738,820
Cost of shares redeemed	(51,495,953)	(69,580,774)

Change in Class S	$(14,453,567)	$(9,865,471)

Change in net assets resulting from capital transactions	$(3,162,480)	$3,155,003

SHARE TRANSACTIONS:
Class A
Issued	107,256	361,918
Reinvested	60,433	66,794
Redeemed	(69,167)	(214,608)

Change in Class A	98,522	214,104

Class I
Issued	317,527	233,929
Reinvested	123,998	148,101
Redeemed	(96,209)	(131,890)

Change in Class I	345,316	250,140

Class C
Issued	12,394	64,172
Reinvested	8,609	4,550
Redeemed	(9,337)	(3,201)

Change in Class C	11,666	65,521

Class R
Issued	5	2
Reinvested	15	43
Redeemed	(100)	(204)

Change in Class R	(80)	(159)

Class S
Issued	565,706	1,027,267
Reinvested	918,278	1,456,142
Redeemed	(1,995,138)	(2,763,788)

Change in Class S	(511,154)	(280,379)

Change in shares resulting from capital transactions	(55,730)	249,227

  NOTES TO FINANCIAL STATEMENTS

Tamarack Small Cap Core Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$441,240	$1,218,562
Dividends reinvested	247,641	414,559
Cost of shares redeemed	(215,204)	(2,010,800)

Change in Class A	$473,677	$(377,679)

Class C
Proceeds from shares issued	$218,044	$280,542
Dividends reinvested	46,062	95,240
Cost of shares redeemed	(50,594)	(471,242)

Change in Class C	$213,512	$(95,460)

Class R
Proceeds from shares issued	$—	$—
Dividends reinvested	441	2,723
Cost of shares redeemed	—	(4,157)

Change in Class R	$441	$(1,434)

Class S
Proceeds from shares issued	$1,041,017	$1,772,380
Dividends reinvested	6,671,683	9,753,447
Cost of shares redeemed	(4,128,653)	(13,580,559)

Change in Class S	$3,584,047	$(2,054,732)

Change in net assets resulting from capital transactions	$4,271,677	$(2,529,305)

SHARE TRANSACTIONS:
Class A
Issued	14,035	38,876
Reinvested	8,366	14,806
Redeemed	(6,765)	(63,387)

Change in Class A	15,636	(9,705)

Class C
Issued	7,122	9,228
Reinvested	1,590	3,453
Redeemed	(1,648)	(15,447)

Change in Class C	7,064	(2,766)

Class R
Issued	—	—
Reinvested	15	98
Redeemed	—	(145)

Change in Class R	15	(47)

Class S
Issued	32,775	56,251
Reinvested	224,183	346,728
Redeemed	(131,083)	(435,019)

Change in Class S	125,875	(32,040)

Change in shares resulting from capital transactions	148,590	(44,558)

  NOTES TO FINANCIAL STATEMENTS

Tamarack Value Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$94,585	$299,314
Dividends reinvested	43,523	337,055
Cost of shares redeemed	(120,086)	(1,953,944)

Change in Class A	$18,022	$(1,317,575)

Class C
Proceeds from shares issued	$1,000	$1,200
Dividends reinvested	2,266	4,460
Cost of shares redeemed	(250)	(6,265)

Change in Class C	$3,016	$(605)

Class R
Proceeds from shares issued	$—	$—
Dividends reinvested	388	598
Cost of shares redeemed	—	—

Change in Class R	$388	$598

Class S
Proceeds from shares issued	$2,034,756	$10,020,806
Dividends reinvested	27,130,832	57,366,366
Cost of shares redeemed	(32,696,254)	(111,790,919)

Change in Class S	$(3,530,666)	$(44,403,747)

Change in net assets resulting from capital transactions	$(3,509,240)	$(45,721,329)

SHARE TRANSACTIONS:
Class A
Issued	2,214	7,045
Reinvested	1,080	8,660
Redeemed	(2,965)	(48,909)

Change in Class A	329	(33,204)

Class C
Issued	24	27
Reinvested	57	115
Redeemed	(7)	(159)

Change in Class C	74	(17)

Class R
Issued	—	—
Reinvested	10	15
Redeemed	—	—

Change in Class R	10	15

Class S
Issued	49,948	245,393
Reinvested	672,888	1,472,443
Redeemed	(796,407)	(2,746,219)

Change in Class S	(73,571)	(1,028,383)

Change in shares resulting from capital transactions	(73,158)	(1,061,589)

  NOTES TO FINANCIAL STATEMENTS

Tamarack Microcap Value Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,403,020	$21,509,388
Dividends reinvested	1,656,596	724,313
Cost of shares redeemed	(4,112,348)	(4,079,726)

Change in Class A	$10,947,268	$18,153,975

Class C
Proceeds from shares issued	$1,584,151	$1,522,129
Dividends reinvested	138,761	40,803
Cost of shares redeemed	(95,809)	(48,232)

Change in Class C	$1,627,103	$1,514,700

Class R
Proceeds from shares issued	$355,371	$87,900
Dividends reinvested	23,703	8,962
Cost of shares redeemed	(9,763)	(77,953)

Change in Class R	$369,311	$18,909

Class S
Proceeds from shares issued	$74,135,284	$54,488,045
Dividends reinvested	19,094,543	19,192,907
Cost of shares redeemed	(40,560,514)	(53,531,006)

Change in Class S	$52,669,313	$20,149,946

Change in net assets resulting from capital transactions	$65,612,995	$39,837,530

SHARE TRANSACTIONS:
Class A
Issued	584,421	989,589
Reinvested	73,889	36,125
Redeemed	(179,428)	(189,336)

Change in Class A	478,882	836,378

Class C
Issued	70,758	71,356
Reinvested	6,302	2,055
Redeemed	(4,241)	(2,223)

Change in Class C	72,819	71,188

Class R
Issued	15,615	4,033
Reinvested	1,061	447
Redeemed	(437)	(3,683)

Change in Class R	16,239	797

Class S
Issued	3,223,231	2,504,113
Reinvested	848,646	954,871
Redeemed	(1,766,582)	(2,499,770)

Change in Class S	2,305,295	959,214

Change in shares resulting from capital transactions	2,873,235	1,867,577

  NOTES TO FINANCIAL STATEMENTS

7.   Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires each evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed its analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

The tax cost of securities differ from financial reporting cost by the amount of losses recognized for financial reporting purposes in excess of those allowed to be recognized for federal income tax purposes. As of March 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Large Cap Growth Fund	$$120,089,503	$17,669,585	$(7,931,094)	$9,738,491
Mid Cap Growth Fund	110,326,977	25,900,278	(4,172,569)	21,727,709
SMID Cap Growth Fund	8,853,696	1,395,368	(198,789)	1,196,579
Enterprise Fund	311,766,539	124,290,751	(22,475,008)	101,815,743
Small Cap Core Fund	57,362,077	27,135,042	(3,283,515)	23,851,527
Value Fund	258,665,609	37,540,438	(3,234,448)	34,305,990
Microcap Value Fund	269,790,966	118,159,003	(20,021,023)	98,137,980

The tax character of distributions as of the latest fiscal year ended September 30, 2006 were as follows:

	Distributions Paid From

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*

Large Cap Growth Fund	$63,057	$—	$63,057	$—	$63,057
Mid Cap Growth Fund	461,810	1,621,492	2,083,302	—	2,083,302
SMID Cap Growth Fund	93,040	2,854,593	2,947,633	—	2,947,633
Enterprise Fund	—	42,964,648	42,964,648	—	42,964,648
Small Cap Core Fund	1,063,554	9,685,240	10,748,794	—	10,748,794
Value Fund	7,474,650	52,201,003	59,675,653	—	59,675,653
Microcap Value Fund	1,700,236	19,418,081	21,118,317	—	21,118,317

*  Total Distributions Paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

  NOTES TO FINANCIAL STATEMENTS

As of September 30, 2006 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ (Deficit)

Large Cap Growth Fund	$—	$—	$—	$—	$(29,872,601)	$9,332,114	$(20,540,487)
Mid Cap Growth Fund	60,768	3,096,827	3,157,595	—	—	19,412,949	22,570,544
SMID Cap Growth Fund	—	585,942	585,942	—	—	2,026,784	2,612,726
Enterprise Fund	8,245,250	20,358,604	28,603,854	—	—	89,066,626	117,670,480
Small Cap Core Fund	368,679	6,243,016	6,611,695	—	—	22,577,349	29,189,044
Value Fund	4,204,657	22,701,735	26,906,392	—	—	97,684,122	124,590,514
Microcap Value Fund	1,577,956	19,830,450	21,408,406	—	(128,996)	67,659,140	88,938,550

As of September 30, 2006, the following Fund had net capital loss carryforwards as successor to a merger and subject to certain limitations on utilization. To the extent that these carryforwards are utilized, it is probable that the realized gains that are offset will not be required to be distributed to shareholders.

	Capital Loss Carryforward	Expires

Large Cap Growth Fund	$17,283,662	2008
	9,673,722	2009
	2,915,217	2010

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2007:

Deferred Post-October Losses

Microcap Value Fund	$128,996

  NOTES TO FINANCIAL STATEMENTS

8.   Market Timing

Tamarack strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by Voyageur. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. Tamarack also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of Tamarack’s policies on market timing and/or excessive trading. During the period ended March 31, 2007 the redemption fees collected by each Fund were as follows:

Redemption Fees

Large Cap Growth Fund	$29
Mid Cap Growth Fund	57
SMID Cap Growth Fund	276
Enterprise Fund	104
Small Cap Core Fund	43
Value Fund	210
Microcap Value Fund	2,186

9.   Soft Dollars

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a Fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. Voyageur has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of March 31, 2007 certain of the Funds used soft dollar arrangements on a limited basis. Fund management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Large Cap Growth Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Common Stocks – 98.91%
Consumer Discretionary – 15.27%
38,350	E.W. Scripps Co. (The), Class A	$1,713,478
37,490	Johnson Controls, Inc.	3,547,303
35,480	Kohl’s Corp. (b)	2,718,123
51,500	McGraw-Hill Cos., Inc. (The)	3,238,320
30,960	Omnicom Group, Inc.	3,169,685
77,290	Staples, Inc.	1,997,174
53,570	Starbucks Corp. (b)	1,679,955

		18,064,038

Consumer Staples – 9.30%
59,200	PepsiCo, Inc.	3,762,752
67,480	Procter & Gamble Co. (The)	4,262,037
64,910	Walgreen Co.	2,978,720

		11,003,509

Energy – 5.62%
29,950	Apache Corp.	2,117,465
28,930	EOG Resources, Inc.	2,063,866
51,380	Smith International, Inc. (c)	2,468,809

		6,650,140

Financials – 12.86%
39,920	AFLAC, Inc.	1,878,635
48,920	American Express Co.	2,759,088
7,420	Chicago Mercantile Exchange Holdings, Inc. (c)	3,950,853
25,900	Franklin Resources, Inc.	3,129,497
54,070	State Street Corp. (c)	3,501,033

		15,219,106

Healthcare – 15.88%
34,120	Abbott Laboratories	1,903,896
37,540	Amgen, Inc. (b)	2,097,735
23,850	Express Scripts, Inc. (b)	1,925,172
51,510	Genzyme Corp. (b)	3,091,630
47,690	Medtronic, Inc.	2,339,671
35,800	Quest Diagnostics, Inc. (c)	1,785,346
57,290	Stryker Corp. (c)	3,799,474
22,640	WellPoint, Inc. (b)	1,836,104

		18,779,028

Industrials – 14.41%
72,570	Danaher Corp. (c)	5,185,126
127,070	General Electric Co.	4,493,195
66,270	Thermo Fisher Scientific, Inc. (b)	3,098,123
65,790	United Technologies Corp.	4,276,350

		17,052,794

Information Technology – 22.90%
105,200	Adobe Systems, Inc. (b)	4,386,840
29,110	Apple Computer, Inc. (b)	2,704,610
44,500	Autodesk, Inc. (b)	1,673,200
194,930	Cisco Systems, Inc. (b)	4,976,562
76,560	eBay, Inc. (b)	2,537,964
91,680	Jabil Circuit, Inc.	1,962,869
86,690	Paychex, Inc.	3,282,950
79,780	QUALCOMM, Inc.	3,403,415
49,300	SanDisk Corp. (b) (c)	2,159,340

		27,087,750

Materials – 2.67%
73,420	Ecolab, Inc.	3,157,060

Total Common Stocks (Cost $103,146,552)		117,013,425

Investment Companies – 0.34%
403,807	Wells Fargo Prime Investment Money Market Fund	403,807

Total Investment Companies (Cost $403,807)		403,807

Investment of Cash Collateral for Securities on Loan – 9.47%
11,210,762	Various Securities (see Notes to Schedules of Portfolio Investments for collateral information)	11,210,762

Total Investment of Cash Collateral for Securities on Loan (Cost $11,210,762)		11,210,762

Repurchase Agreements – 1.01%
1,200,000	Bank of America dated 3/30/07; due 4/2/07 at 5.38% with maturity value of $1,200,538 (fully collateralized by Federal Home Loan Mortgage Corporation with effective yield of 5.00% and maturity date of 6/1/35)	1,200,000

Total Repurchase Agreements (Cost $1,200,000)		1,200,000

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Large Cap Growth Fund (cont.)

Shares or Principal Amount	Value

Total Investments (Cost $115,961,121) (a) – 109.44%	$129,827,994
Liabilities in excess of other assets – (9.73)%	(11,509,878)

NET ASSETS – 100.00%	$118,318,116

(a) See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).
(b) Non-income producing security.
(c) All or part of this security has been loaned as of March 31, 2007.

See notes to financial statements.

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Mid Cap Growth Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Common Stocks – 98.65%
Consumer Discretionary – 23.40%
52,000	Aeropostale, Inc. (b) (c)	$2,091,960
67,000	Chico’s FAS, Inc. (b) (c)	1,636,810
126,000	Coldwater Creek, Inc. (b)	2,555,280
52,000	Dick’s Sporting Goods, Inc. (b)	3,029,520
48,000	E.W. Scripps Co. (The), Class A	2,144,640
34,000	Guitar Center, Inc. (b) (c)	1,534,080
89,000	O’Reilly Automotive, Inc. (b) (c)	2,945,900
75,000	PetSmart, Inc.	2,472,000
93,000	Pool Corp. (c)	3,329,400
46,000	Tractor Supply Co. (b) (c)	2,369,000
70,000	Zumiez, Inc. (b) (c)	2,808,400

		26,916,990

Consumer Staples – 1.64%
32,000	Chattem, Inc. (b) (c)	1,886,080

Energy – 4.25%
77,000	BJ Services Co.	2,148,300
57,000	Smith International, Inc.	2,738,850

		4,887,150

Financials – 7.73%
60,000	Commerce Bancorp, Inc. (c)	2,002,800
79,000	East West Bancorp, Inc.	2,904,830
14,500	Legg Mason, Inc.	1,366,045
31,000	Zions Bancorp.	2,620,120

		8,893,795

Healthcare – 13.91%
22,000	Express Scripts, Inc. (b) (c)	1,775,840
33,000	Henry Schein, Inc. (b)	1,820,940
41,000	Omnicare, Inc.	1,630,570
42,000	Quest Diagnostics, Inc. (c)	2,094,540
40,000	ResMed, Inc. (b)	2,014,800
75,000	Varian Medical Systems, Inc. (b)	3,576,750
85,000	VCA Antech, Inc. (b)	3,086,350

		15,999,790

Industrials – 24.64%
49,000	ChoicePoint, Inc. (b)	1,834,070
17,000	Corporate Executive Board Co.	1,291,320
67,000	Donaldson Co., Inc.	2,418,700
77,000	Expeditors International of Washington, Inc.	3,181,640
64,000	Fastenal Co.	2,243,200
47,000	Graco, Inc.	1,840,520
128,500	Knight Transportation, Inc. (c)	2,289,870
21,000	Precision Castparts Corp.	2,185,050
93,000	Roper Industries, Inc.	5,103,840
41,000	Stericycle, Inc. (b)	3,341,500
56,160	Thermo Fisher Scientific, Inc. (b)	2,625,480

		28,355,190

Information Technology – 19.58%
63,000	Amdocs Ltd. ADR (b)	2,298,240
47,000	ANSYS, Inc. (b) (c)	2,386,190
58,000	CDW Corp.	3,562,940
79,000	Cognos, Inc. ADR (b)	3,111,810
24,000	DST Systems, Inc. (b) (c)	1,804,800
74,000	FactSet Research Systems, Inc.	4,650,900
104,000	Jabil Circuit, Inc.	2,226,640
70,000	Microchip Technology, Inc.	2,487,100

		22,528,620

Materials – 3.50%
42,000	Albemarle Corp.	1,736,280
34,000	Florida Rock Industries, Inc.	2,287,860

		4,024,140

Total Common Stocks (Cost $91,743,295)		113,491,755

Investment Companies – 0.41%
475,117	Wells Fargo Prime Investment Money Market Fund	475,117

Total Investment Companies (Cost $475,117)		475,117

Investment of Cash Collateral for Securities on Loan – 14.68%
16,887,814	Various Securities (see Notes to Schedules of Portfolio Investments for collateral information)	16,887,814

Total Investment of Cash Collateral for Securities on Loan (Cost $16,887,814)		16,887,814

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Mid Cap Growth Fund (cont.)

Shares or Principal Amount		Value

Repurchase Agreements – 1.04%
1,200,000	Bank of America dated 3/30/07; due 4/2/07 at 5.38% with maturity value of $1,200,538 (fully collateralized by Federal Home Loan Mortgage Corporation with effective yield of 5.00% and maturity date of 6/1/35)	$1,200,000

Total Repurchase Agreements (Cost $1,200,000)		1,200,000

Total Investments (Cost $110,306,226) (a) – 114.78%		132,054,686
Liabilities in excess of other assets – (14.25)%		(17,002,263)

NET ASSETS – 100.00%		$115,052,423

(a) See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).
(b) Non-income producing security.
(c) All or part of this security has been loaned as of March 31, 2007.

Abbreviations used are defined below:
ADR – American Depositary Receipt

See notes to financial statements.

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack SMID Cap Growth Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Common Stocks – 96.03%
Consumer Discretionary – 17.95%
5,800	Aeropostale, Inc. (b)	$233,334
11,900	Coldwater Creek, Inc. (b)	241,332
4,100	Dick’s Sporting Goods, Inc. (b)	238,866
6,600	O’Reilly Automotive, Inc. (b)	218,460
7,200	PetSmart, Inc.	237,312
6,300	Pool Corp.	225,540
10,650	Shuffle Master, Inc. (b)	194,363
4,100	Tractor Supply Co. (b)	211,150

		1,800,357

Consumer Staples – 2.23%
3,800	Chattem, Inc. (b)	223,972

Energy – 4.17%
6,750	Berry Petroleum Co., Class A	206,955
4,400	Smith International, Inc.	211,420

		418,375

Financials – 11.35%
5,900	East West BanCorp, Inc.	216,943
7,100	HCC Insurance Holdings, Inc.	218,680
4,850	Investment Technology Group, Inc. (b)	190,120
3,200	Legg Mason, Inc.	301,472
2,500	Zions Bancorp.	211,300

		1,138,515

Healthcare – 22.51%
4,900	ArthroCare Corp. (b)	176,596
2,200	Express Scripts, Inc. (b)	177,584
7,200	HealthExtras, Inc. (b)	207,216
3,800	Henry Schein, Inc. (b)	209,684
5,200	Kensey Nash Corp. (b)	158,600
3,850	Kyphon, Inc. (b)	173,789
5,500	Pharmaceutical Product Development, Inc.	185,295
4,600	ResMed, Inc. (b)	231,701
6,100	SonoSite, Inc. (b)	172,386
3,800	Varian Medical Systems, Inc. (b)	181,222
5,400	VCA Antech, Inc. (b)	196,074
4,000	West Pharmaceutical Services, Inc.	185,720

		2,255,867

Industrials – 15.15%
3,250	DRS Technologies, Inc.	169,553
4,300	Expeditors International of Washington, Inc.	177,676
4,800	Fastenal Co.	168,240
3,000	Huron Consulting Group, Inc. (b)	182,520
10,725	Knight Transportation, Inc.	191,120
6,900	NuCo2, Inc. (b)	174,018
4,600	Roper Industries, Inc.	252,447
2,500	Stericycle, Inc. (b)	203,750

		1,519,324

Information Technology – 20.13%
3,900	ANSYS, Inc. (b)	198,003
3,300	CDW Corp.	202,719
5,000	Cognos, Inc. ADR (b)	196,950
5,950	Cymer, Inc. (b)	247,223
4,100	DST Systems, Inc. (b)	308,319
3,900	FactSet Research Systems, Inc.	245,115
9,100	Jabil Circuit, Inc.	194,831
6,600	Microchip Technology, Inc.	234,498
4,950	Zebra Technologies Corp., Class A (b)	191,120

		2,018,778

Materials – 2.54%
9,150	Valspar Corp.	254,645

Total Common Stocks (Cost $8,373,996)		9,629,833

Investment Companies – 4.19%
18,782	Wells Fargo Government Institutional Money Market Fund	18,782
401,660	Wells Fargo Prime Investment Money Market Fund	401,660

Total Investment Companies (Cost $420,442)		420,442

Total Investments (Cost $8,794,438) (a) – 100.22%		10,050,275
Liabilities in excess of other assets – (0.22)%		(21,979)

NET ASSETS – 100.00%		$10,028,296

(a) See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).
(b) Non-income producing security.
Abbreviations used are defined below:
ADR – American Depositary Receipt

See notes to financial statements.

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Enterprise Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Common Stocks – 95.60%
Consumer Discretionary – 17.22%
154,250	Cache, Inc. (b)	$2,737,938
110,400	Carmike Cinemas, Inc. (c)	2,561,280
639,000	Casual Male Retail Group, Inc. (b) (c)	7,559,370
300,000	Comstock Homebuilding Cos., Inc., Class A (b) (c)	1,215,000
159,971	Deb Shops, Inc.	4,332,015
295,800	Dixie Group, Inc. (The) (b)	3,558,474
495,400	Hancock Fabrics, Inc. (b) (c)	842,180
150,000	McCormick & Schmick’s Seafood Restaurants, Inc. (b)	4,021,500
532,400	Movado Group, Inc.	15,679,180
762,900	Regent Communications, Inc. (b)	2,456,538
378,000	Steinway Musical Instruments, Inc.	12,198,060
93,380	Tefron Ltd. ADR	913,256
135,000	Universal Electronics, Inc. (b)	3,761,100

		61,835,891

Consumer Staples – 1.78%
220,000	NutraCea (b) (c)	662,200
510,400	Topps Co., Inc. (The)	4,961,088
24,600	United Natural Foods, Inc. (b) (c)	753,744

		6,377,032

Energy – 4.53%
79,300	Goodrich Petroleum Corp. (b) (c)	2,666,859
170,000	Gulf Island Fabrication, Inc.	4,545,800
366,800	Tetra Technologies, Inc. (b)	9,063,628

		16,276,287

Financials – 15.76%
226,300	ASTA Funding, Inc. (c)	9,771,633
33,400	Bank of the Ozarks, Inc. (c)	959,248
103,100	Boston Private Financial Holdings, Inc. (c)	2,878,552
91,009	Capital Corp. of the West	2,416,289
96,259	Cobiz, Inc. (c)	1,916,517
187,157	Dearborn BanCorp, Inc. (b)	3,269,633
158,800	FirstCity Financial Corp. (b)	1,683,280
136,096	Hanmi Financial Corp.	2,593,990
171,200	Harrington West Financial Group, Inc.	2,910,400
100,100	LaSalle Hotel Properties (c)	4,640,636
77,516	Mercantile Bank Corp. (c)	2,517,720
140,289	MetroCorp Bancshares, Inc.	2,974,127
119,900	National Interstate Corp. (c)	3,088,624
92,788	Northrim BanCorp, Inc.	2,741,885
274,666	Sanders Morris Harris Group, Inc. (c)	2,925,193
79,554	Sterling Financial Corp.	2,481,289
274,900	SWS Group, Inc.	6,820,269

		56,589,285

Healthcare – 3.92%
45,000	Kensey Nash Corp. (b)	1,372,500
188,000	Meridian Bioscience, Inc.	5,218,880
345,275	Penwest Pharmaceuticals Co. (b) (c)	3,480,372
146,624	Young Innovations, Inc.	3,991,105

		14,062,857

Industrials – 24.90%
230,200	ABM Industries, Inc. (c)	6,074,979
260,870	Allied Defense Group, Inc. (b) (c)	2,230,439
480,000	C&D Technologies, Inc. (c)	2,414,400
161,600	CDI Corp.	4,673,472
345,725	Columbus McKinnon Corp. (b)	7,740,782
282,000	EDO Corp. (c)	7,388,400
281,200	Ennis Business Forms, Inc.	7,524,912
66,500	ESCO Technologies, Inc. (b)	2,980,530
181,000	Gehl Co. (b)	4,593,780
20,500	Herley Industries, Inc. (b)	320,210
445,500	LaBarge, Inc. (b)	5,791,500
281,837	LSI Industries, Inc.	4,717,951
198,000	Mac-Gray Corp. (b)	3,100,680
111,763	Modtech Holdings, Inc. (b)	350,936
316,490	Nu Horizons Electronics Corp. (b)	3,332,640
142,200	Old Dominion Freight Line, Inc. (b)	4,096,782
193,010	Quixote Corp.	3,860,200
350,393	Rush Enterprises, Inc., Class A (b)	6,731,050
152,800	Saia, Inc. (b)	3,629,000

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Enterprise Fund (cont.)

Shares or Principal Amount		Value

264,900	Spectrum Control, Inc. (b)	$3,258,270
129,789	Standard Parking Corp. (b) (c)	4,590,637

		89,401,550

Information Technology – 12.35%
223,700	Comtech Telecommunications Corp. (b)	8,663,901
306,600	Covansys Corp. (b)	7,566,888
101,715	Edgewater Technology, Inc. (b)	858,475
552,732	HMS Holdings Corp. (b) (c)	12,104,830
591,300	Hypercom Corp. (b)	3,524,148
130,900	Landauer, Inc.	6,607,832
151,700	NIC, Inc.	813,112
52,533	Printronix, Inc.	727,582
274,800	Tyler Technologies, Inc. (b)	3,489,960

		44,356,728

Materials – 11.11%
839,600	Birch Mountain Resources Ltd. ADR (b) (c)	2,510,404
819,000	Intertape Polymer Group, Inc. ADR (b)	3,374,280
140,000	Koppers Holdings, Inc.	3,592,400
322,300	NN, Inc.	4,025,527
549,500	Omnova Solutions, Inc. (b)	3,000,270
418,250	Penford Corp.	8,423,555
803,300	U.S. Concrete, Inc. (b)	6,281,806
183,088	Universal Stainless & Alloy Products, Inc. (b)	8,691,187

		39,899,429

Telecommunication Services – 2.09%
388,500	EMS Technologies, Inc. (b)	7,486,395

Utilities – 1.94%
142,900	Central Vermont Public Service Corp.	4,118,378
104,800	Unitil Corp.	2,847,416

		6,965,794

Total Common Stocks (Cost $240,916,251)		343,251,248

Investment of Cash Collateral for Securities on Loan – 15.19%
54,531,034	Various Securities (see Notes to Schedules of Portfolio Investments for collateral information)	54,531,034

Total Investment of Cash Collateral for Securities on Loan (Cost $54,531,034)		54,531,034

Repurchase Agreement – 4.40%
15,800,000	Bank of America dated 3/30/07; due 4/2/07 at 5.38% with maturity value of $15,807,084 (fully collateralized by Federal Home Loan Mortgage Corporation with effective yield of 5.00% and maturity date of 6/1/35)	15,800,000

Total Repurchase Agreement (Cost $15,800,000)		15,800,000

Total Investments (Cost $311,247,285) (a) – 115.19%		413,582,282
Liabilities in excess of other assets – (15.19)%		(54,525,192)

NET ASSETS – 100.00%		$359,057,090

(a) See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).
(b) Non-income producing security.
(c) All or part of this security has been loaned as of March 31, 2007.

Abbreviations used defined:
ADR – American Depositary Receipt

See notes to financial statements.

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Small Cap Core Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Common Stocks – 97.92%
Consumer Discretionary – 22.49%
37,700	Big 5 Sporting Goods Corp.	$977,184
107,300	Casual Male Retail Group, Inc. (b) (c)	1,269,359
46,400	Hancock Fabrics, Inc. (b) (c)	78,880
150,100	Interface, Inc.	2,400,099
37,550	Men’s Wearhouse, Inc.	1,766,728
83,900	Movado Group, Inc.	2,470,855
22,500	O’Charley’s, Inc. (b)	434,025
33,725	Pool Corp. (c)	1,207,355
14,700	Salem Communications Corp., Class A	183,750
59,100	Source Interlink Cos., Inc. (b) (c)	396,561
71,800	Stein Mart, Inc.	1,171,776
66,500	Steinway Musical Instruments, Inc.	2,145,955
12,300	Steven Madden Ltd.	359,160
68,100	Stride Rite Corp.	1,048,059

		15,909,746

Consumer Staples – 5.08%
33,900	Alberto-Culver Co.	775,632
17,200	BJ’s Wholesale Club, Inc. (b)	581,876
24,000	Nash-Finch Co. (c)	827,040
33,900	Sally Beauty Holdings, Inc. (b)	311,541
50,400	Smart & Final, Inc. (b)	1,097,208

		3,593,297

Energy – 3.12%
57,100	Basic Energy Services, Inc. (b)	1,330,430
19,000	World Fuel Services Corp. (c)	878,940

		2,209,370

Financials – 13.28%
26,800	Amerisafe, Inc. (b)	505,180
146,200	Ashford Hospitality Trust, Inc.	1,745,628
30,800	ASTA Funding, Inc. (c)	1,329,944
14,100	Cadence Financial Corp.	282,000
23,408	Cash America International, Inc.	959,728
27,525	Delphi Financial Group, Inc., Class A	1,107,331
12,100	GB&T Bancshares, Inc. (c)	219,373
17,400	Pro-Assurance Corp. (b)	890,010
20,400	SWS Group, Inc.	506,124
33,400	Thomas Weisel Partners Group, Inc. (b) (c)	635,268
14,072	TriCo Bancshares	333,084
37,500	UCBH Holdings, Inc.	698,250
7,200	Union Bankshares Corp.	186,768

		9,398,688

Healthcare – 8.93%
66,500	Angiotech Pharmaceuticals, Inc. ADR (b)	364,420
49,900	Inverness Medical Innovations, Inc. (b)	2,184,621
48,102	Polymedica Corp. (c)	2,036,158
52,975	PSS World Medical, Inc. (b)	1,119,892
14,600	Respironics, Inc. (b)	613,054

		6,318,145

Industrials – 22.98%
13,200	Arkansas Best Corp.	469,260
49,800	Blount International, Inc. (b)	620,010
75,600	C&D Technologies, Inc. (c)	380,268
72,800	Carlisle Co.	3,125,304
20,700	CDI Corp.	598,644
41,300	Columbus McKinnon Corp. (b)	924,707
21,500	Franklin Electric Co., Inc.	999,750
69,000	Gardner Denver, Inc. (b)	2,404,650
30,400	Gehl Co. (b)	771,552
40,400	Lamson & Sessions Co. (b) (c)	1,122,716
26,100	Manitowoc Co., Inc. (The)	1,658,133
9,500	NCI Building Systems, Inc. (b)	453,530
15,600	Pacer International, Inc.	420,264
32,800	Wabtec Corp.	1,131,272
30,900	Watts Water Technologies, Inc., Class A (c)	1,175,127

		16,255,187

Information Technology – 11.25%
75,900	Aeroflex, Inc. (b)	998,085
17,300	Altiris, Inc. (b)	569,343
47,100	Aspen Technology, Inc. (b)	612,300
53,950	Benchmark Electronics, Inc. (b)	1,114,607
18,600	Comtech Telecommunications Corp. (b)	720,378
12,400	Daktronics, Inc. (c)	340,256
21,200	Keithley Instruments, Inc.	324,148
57,700	Paxar Corp. (b)	1,655,990

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Small Cap Core Fund (cont.)

Shares or Principal Amount		Value

8,700	ScanSource, Inc. (b)	$233,508
75,300	Skyworks Solutions, Inc. (b)	432,975
68,100	Sonic Solutions (b)	960,210

		7,961,800

Materials – 7.76%
153,000	Birch Mountain Resources Ltd. ADR (b) (c)	457,470
26,500	H.B. Fuller Co.	722,655
69,300	Hercules, Inc. (b)	1,354,122
155,300	Intertape Polymer Group, Inc. ADR (b)	639,836
41,000	Koppers Holdings, Inc.	1,052,060
43,000	Spartech Corp.	1,261,620

		5,487,763

Telecommunication Services – 1.84%
116,200	Premiere Global Services, Inc. (b)	1,303,764

Utilities – 1.19%
16,600	Energen Corp. (c)	844,774

Total Common Stocks (Cost $45,244,080)		69,282,534

Investment Companies – 0.65%
463,013	Wells Fargo Prime Investment Money Market Fund	463,013

Total Investment Companies (Cost $463,013)		463,013

Investment of Cash Collateral for Securities on Loan – 14.36%
10,168,057	Various Securities (see Notes to Schedules of Investments for collateral information)	10,168,057

Total Investment of Cash Collateral for Securities on Loan (Cost $10,168,057)		10,168,057

Repurchase Agreement – 1.84%
1,300,000	Bank of America dated 3/30/07; due 4/2/07 at 5.38% with maturity value of $1,300,583 (fully collateralized by Federal Home Loan Mortgage Corporation with effective yield of 5.00% and maturity date of 6/1/35)	1,300,000

Total Repurchase Agreement (Cost $1,300,000)		1,300,000

Total Investments (Cost $57,175,150) (a) – 114.77%		81,213,604
Liabilities in excess of other assets – (14.77)%		(10,453,741)

NET ASSETS – 100.00%		$70,759,863

(a) See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).
(b) Non-income producing security.
(c) All or part of this security has been loaned as of March 31, 2007.

Abbreviations used are defined below:
ADR – American Depositary Receipt

See notes to financial statements.

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Value Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Common Stocks – 99.58%
Consumer Discretionary – 7.99%
156,400	CBS Corp., Class B (c)	$4,784,276
62,600	McDonald’s Corp.	2,820,130
169,040	Newell Rubbermaid, Inc.	5,255,454
99,220	Time Warner, Inc.	1,956,618
37,740	VF Corp.	3,118,079
121,160	Walt Disney Co. (The) (c)	4,171,539

		22,106,096

Consumer Staples – 8.09%
34,320	Altria Group, Inc.	3,013,639
142,890	Coca-Cola Co. (The)	6,858,721
48,700	General Mills, Inc.	2,835,314
81,810	Kimberly-Clark Corp.	5,603,167
64,740	Procter & Gamble Co.	4,088,978

		22,399,819

Energy – 14.92%
86,240	Anadarko Petroleum Corp.	3,706,595
85,680	Apache Corp.	6,057,576
55,690	Chevron Corp.	4,118,832
65,430	ConocoPhillips	4,472,141
195,860	Exxon Mobil Corp.	14,777,636
26,430	Marathon Oil Corp.	2,612,077
92,940	Noble Energy, Inc.	5,543,871

		41,288,728

Financials – 30.96%
35,110	AFLAC, Inc.	1,652,277
142,300	American International Group, Inc.	9,565,406
44,420	Ameriprise Financial, Inc.	2,538,159
131,170	Bank of America Corp.	6,692,293
57,200	CBL & Associates Properties, Inc.	2,564,848
50,120	Chubb Corp.	2,589,700
217,466	Citigroup, Inc.	11,164,705
55,940	Federal National Mortgage Association	3,053,205
57,530	Hartford Financial Services Group, Inc.	5,498,717
56,930	Hospitality Properties Trust	2,664,324
190,290	JPMorgan Chase & Co.	9,206,230
82,720	Loews Corp.	3,757,970
45,390	Merrill Lynch & Co., Inc.	3,707,001
28,910	Morgan Stanley	2,276,952
59,660	State Street Corp. (c)	3,862,985
57,610	SunTrust Banks, Inc.	4,783,934
118,300	U.S. Bancorp	4,136,951
49,722	Wachovia Corp.	2,737,196
93,310	Wells Fargo & Co.	3,212,663

		85,665,516

Healthcare – 8.82%
31,830	Laboratory Corp. of America Holdings (b)	2,311,813
71,770	McKesson Corp.	4,201,416
183,450	Merck & Co., Inc.	8,102,986
50,530	WellPoint, Inc. (b)	4,097,983
113,860	Wyeth	5,696,416

		24,410,614

Industrials – 7.05%
52,490	Burlington Northern Santa Fe Corp.	4,221,771
57,310	Dover Corp.	2,797,301
35,160	General Dynamics Corp.	2,686,224
198,790	General Electric Co.	7,029,214
37,750	Manpower, Inc.	2,784,818

		19,519,328

Information Technology – 4.24%
29,240	Diebold, Inc. (c)	1,395,040
86,190	Fidelity National Information Services, Inc.	3,918,198
95,400	Hewlett-Packard Co.	3,829,356
147,370	Motorola, Inc.	2,604,028

		11,746,622

Materials – 3.28%
162,100	Alcoa, Inc.	5,495,190
47,610	FMC Corp.	3,591,222

		9,086,412

Telecommunication Services – 7.02%
184,270	AT&T, Inc.	7,265,766
109,720	Sprint Nextel Corp. (c)	2,080,291
265,910	Verizon Communications, Inc.	10,083,308

		19,429,365

Utilities – 7.21%
40,980	Dominion Resources, Inc.	3,637,795
125,320	Edison International	6,156,971
30,980	Exelon Corp.	2,128,636
42,000	FPL Group, Inc.	2,569,140
189,950	MDU Resources Group, Inc.	5,459,163

		19,951,705

Total Common Stocks (Cost $240,772,842)		275,604,205

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Value Fund (cont.)

Shares or Principal Amount		Value

Investment Companies – 0.13%
351,811	Wells Fargo Prime Investment Money Market Fund	$351,811

Total Investment Companies (Cost $351,811)		351,811

Investment of Cash Collateral for Securities on Loan – 4.77%
13,215,583	Various Securities (see Notes to Schedules of Investments for collateral information)	13,215,583

Total Investment of Cash Collateral for Securities on Loan (Cost $13,215,583)		13,215,583

Repurchase Agreement – 1.37%
3,800,000	Bank of America dated 3/30/07; due 4/2/07 at 5.38% with maturity value of $3,801,704 (fully collateralized by Federal Home Loan Mortgage Corporation with effective yield of 5.00% and maturity date of 6/1/35)	3,800,000

Total Repurchase Agreement (Cost $3,800,000)		3,800,000

Total Investments (Cost $258,140,236) (a) – 105.85%		292,971,599
Liabilities in excess of other assets – (5.85)%		(16,180,079)

NET ASSETS – 100.00%		$276,791,520

(a) See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).
(b) Non-income producing security.
(c) All or part of this security has been loaned as of March 31, 2007.

See notes to financial statements.

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Common Stocks – 93.79%
Consumer Discretionary – 20.35%
70,000	Aftermarket Technology Corp. (b)	$1,699,600
29,800	Ambassadors International, Inc.	1,374,972
34,500	America’s Car Mart, Inc. (b)	460,920
15,000	AMREP Corp.	1,158,750
60,000	Asbury Automotive Group, Inc.	1,695,000
40,000	Ashworth, Inc. (b)	302,800
65,000	Audiovox Corp., Class A (b)	957,450
18,000	Bandag, Inc., Class A	908,820
29,000	Bassett Furniture Industries, Inc.	426,880
83,300	Bell Microproducts, Inc. (b)	533,120
25,000	Benihana, Inc., Class A (b)	708,500
22,000	Big Dog Holdings, Inc. (b)	352,000
22,040	Blair Corp.	925,460
69,000	Bluegreen Corp. (b)	779,010
45,000	Bon-Ton Stores, Inc. (The)	2,530,800
46,000	Books-A-Million, Inc.	655,040
15,127	Bowl America, Inc., Class A	249,596
29,000	Building Materials Holding Corp.	525,190
23,000	Carmike Cinemas, Inc.	533,600
37,000	Central Parking Corp.	820,660
61,000	Charlotte Russe Holding, Inc. (b)	1,761,070
42,010	Chromcraft Revington, Inc. (b)	404,136
45,000	Cobra Electronics Corp.	466,200
40,000	CompX International, Inc.	645,200
110,000	Comstock Homebuilding Cos., Inc., Class A (b)	445,500
34,000	Cost Plus, Inc. (b)	340,000
95,000	CSK Auto Corp. (b)	1,634,000
32,000	Cutter & Buck, Inc.	379,200
40,000	Deb Shops, Inc.	1,083,200
42,000	Delta Apparel, Inc.	730,800
56,000	Dixie Group, Inc. (The) (b)	673,680
22,000	Dominion Homes, Inc. (b)	98,340
40,000	Dorman Products, Inc. (b)	462,400
17,500	Duckwall-ALCO Stores, Inc. (b)	718,375
83,000	Educate, Inc. (b)	635,780
84,000	Emmis Communications Corp., Class A	708,960
117,000	Finish Line, Inc. (The), Class A	1,474,200
48,000	Finlay Enterprises, Inc. (b)	278,880
95,000	First Cash Financial Services, Inc. (b)	2,116,600
48,000	Friedman’s, Inc., Class A (b)(c) (d)	0
65,200	Golfsmith International Holdings, Inc. (b)	567,240
59,000	Gottschalks, Inc. (b)	841,930
24,000	GTSI Corp. (b)	264,000
26,000	Hampshire Group Ltd. (b)	418,600
57,000	Handleman Co.	397,290
78,300	Hartmarx Corp. (b)	579,420
89,000	Hastings Entertainment, Inc. (b)	542,900
34,750	Haverty Furniture Cos., Inc.	486,500
27,000	Helen of Troy Ltd. ADR (b)	613,170
31,000	Hooker Furniture Corp.	621,550
20,000	Industrial Distribution Group, Inc. (b)	249,800
75,000	Isle of Capri Casinos, Inc. (b)	1,921,500
15,000	J. Alexander’s Corp.	165,750
73,000	JAKKS Pacific, Inc. (b)	1,744,700
29,000	Johnson Outdoors, Inc., Class A (b)	529,540
102,000	Journal Register Co.	607,920
93,657	K2, Inc. (b)	1,132,313
23,310	Lakeland Industries, Inc. (b)	326,340
22,000	Landry’s Restaurants, Inc.	651,200
60,270	Lazare Kaplan International, Inc. (b)	485,776
47,000	Lenox Group, Inc. (b)	309,260
53,000	Levitt Corp., Class A	493,430
7,600	Liberty Homes, Inc., Class A	31,160
31,000	Lifetime Brands, Inc.	647,590
25,000	Lithia Motors, Inc., Class A	685,250
37,800	M/I Homes, Inc.	1,003,590
58,000	MAIR Holdings, Inc. (b)	381,060
28,000	Marcus Corp.	651,280
43,000	MarineMax, Inc. (b)	996,740
21,300	Mestek, Inc. (b)	302,460
50,000	Monaco Coach Corp.	796,500
69,400	Movado Group, Inc.	2,043,830
22,000	National R.V. Holdings, Inc. (b)	48,620
10,300	Nobility Homes, Inc.	245,655
32,000	O’Charley’s, Inc. (b)	617,280

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares or Principal Amount		Value

41,000	Orleans Homebuilders, Inc.	$362,850
60,000	Palm Harbor Homes, Inc. (b)	860,400
82,000	PC Connection, Inc. (b)	1,172,600
36,750	Perry Ellis International, Inc. (b)	1,175,633
54,000	Prestige Brands Holdings, Inc. (b)	639,900
44,000	ProQuest Co. (b)	396,000
90,600	Radio One, Inc., Class D (b)	585,276
56,000	Red Lion Hotels Corp. (b)	696,640
37,550	Rex Stores Corp. (b)	614,318
40,000	Rocky Brands, Inc. (b)	456,000
11,300	S&K Famous Brands, Inc.	132,888
80,000	Saga Communications, Inc. (b)	778,400
45,150	Salem Communications Corp., Class A	564,375
36,000	Shoe Carnival, Inc. (b)	1,198,800
75,000	Source Interlink Cos., Inc. (b)	503,250
31,500	Sport Chalet, Inc., Class A (b)	343,035
4,500	Sport Chalet, Inc., Class B (b)	48,150
46,000	StarTek, Inc.	450,340
111,000	Stein Mart, Inc.	1,811,520
26,000	Steinway Musical Instruments, Inc.	839,020
41,000	Superior Uniform Group, Inc.	525,620
34,000	Supreme Industries, Inc., Class A	198,900
43,000	Syms Corp. (b)	801,950
72,000	Systemax, Inc.	1,348,560
15,000	Tandy Brands Accessories, Inc.	196,950
50,000	Technical Olympic USA, Inc.	199,500
50,000	Tuesday Morning Corp.	742,000
3,200	Vulcan International Corp.	186,400
35,900	WCI Communities, Inc. (b)	766,106
75,080	Westwood One, Inc.	515,800
33,400	Weyco Group, Inc.	867,732

		75,034,746

Consumer Staples – 8.64%
31,000	Air Methods Corp. (b)	744,620
73,000	American Italian Pasta Co. (b)	766,500
11,000	American Shared Hospital Services	64,900
42,800	Andersons, Inc. (The)	1,900,320
92,000	BioScrip, Inc. (b)	287,960
9,300	Cagle’s, Inc., Class A (b)	68,820
44,000	Carriage Services, Inc. (b)	355,960
36,000	Chiquita Brands International, Inc.	504,720
39,000	Consolidated Graphics, Inc. (b)	2,887,949
37,000	Cornell Cos., Inc. (b)	748,140
32,000	CSS Industries, Inc.	1,199,360
28,000	E-Z-EM, Inc. (b)	450,240
70,000	Electro Rent Corp. (b)	1,008,000
83,000	Elizabeth Arden, Inc. (b)	1,811,060
41,600	Exponent, Inc. (b)	829,920
42,000	Farmer Brothers Co.	953,400
2,250	FRMO Corp. (b)	17,775
36,000	Gaiam, Inc. (b)	566,640
67,000	Ingles Markets, Inc., Class A	2,736,279
16,250	IntegraMed America, Inc. (b)	242,938
7,100	Kewaunee Scientific Corp.	75,615
30,000	Lannett Co., Inc. (b)	154,500
53,000	M & F Worldwide Corp. (b)	2,523,330
7,500	McRae Industries, Inc., Class A	90,000
44,000	MGP Ingredients, Inc.	896,280
37,500	Monro Muffler Brake, Inc.	1,316,250
35,000	Nash-Finch Co.	1,206,100
70,000	National Beverage Corp. (b)	1,227,800
18,300	Nobel Learning Communities, Inc. (b)	277,062
69,000	Omega Protein Corp. (b)	481,620
42,000	PDI, Inc. (b)	399,840
33,000	Premium Standard Farms, Inc.	694,320
52,575	Sanderson Farms, Inc.	1,948,430
52,000	Spartan Stores, Inc.	1,393,600
76,450	Spectrum Brands, Inc. (b)	483,929
6,402	Stantec, Inc. ADR (b)	174,839
29,000	Synovis Life Technologies, Inc. (b)	392,080

		31,881,096

Energy – 4.17%
119,000	Brigham Exploration Co. (b)	740,180
40,000	Callon Petroleum Co. (b)	542,800
48,000	Edge Petroleum Corp. (b)	600,960
36,497	Enbridge Energy Management, LLC (b)	1,971,203
21,000	Giant Industries, Inc. (b)	1,588,650

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares or Principal Amount		Value

34,000	Gulf Island Fabrication, Inc.	$909,160
98,000	Harvest Natural Resources, Inc. (b)	954,520
40,000	Lufkin Industries, Inc.	2,247,200
28,980	Mariner Energy, Inc. (b)	554,387
43,000	NATCO Group, Inc., Class A (b)	1,467,160
106,000	Newpark Resources, Inc. (b)	747,300
43,000	NGP Capital Resources Co.	679,830
20,000	PHI, Inc., Non Voting (b)	541,200
39,000	Prospect Energy Corp.	668,460
49,000	Resource America, Inc., Class A	1,157,870

		15,370,880

Financials – 17.25%
40,000	Affirmative Insurance Holdings, Inc.	692,000
71,000	AmCOMP, Inc. (b)	685,860
105,000	American Equity Investment Life Holding Co.	1,378,650
19,000	American Safety Insurance Holdings Ltd. ADR (b)	362,140
30,000	Ameris Bancorp	734,400
21,000	Baldwin & Lyons, Inc., Class B	534,450
14,500	Bancinsurance Corp. (b)	83,375
31,000	Banner Corp.	1,288,050
11,300	Brantley Capital Corp. (b)	29,832
31,000	California First National BanCorp	407,650
21,000	Camco Financial Corp.	269,640
5,200	Capital Southwest Corp.	799,084
38,000	Capitol Bancorp Ltd.	1,400,300
25,000	Citizens South Banking Corp.	312,250
48,150	Citizens, Inc. (b)	351,977
123,000	Credit Acceptance Corp. (b)	3,344,370
41,500	Deerfield Triarc Capital Corp.	622,085
65,777	Donegal Group, Inc., Class A	1,116,893
12,444	Donegal Group, Inc., Class B	212,544
75,040	Dynex Capital, Inc. (b)	581,560
20,000	EMC Insurance Group, Inc.	516,000
32,725	First Albany Cos., Inc. (b)	52,360
40,000	First Financial Corp.	1,238,000
39,181	First Indiana Corp.	856,105
54,000	First Merchants Corp.	1,280,880
14,000	First PacTrust BanCorp, Inc.	357,000
38,000	First Place Financial Corp.	815,100
42,000	First State BanCorp	947,100
25,000	FirstCity Financial Corp. (b)	265,000
27,000	FPIC Insurance Group, Inc. (b)	1,206,090
45,000	Gladstone Investment Corp.	669,150
87,220	Hanover Capital Mortgage Holdings, Inc.	379,407
34,963	HF Financial Corp.	638,075
13,000	Home Federal BanCorp	379,860
79,000	Hub International Ltd. ADR	3,292,720
8,300	Investors Title Co.	417,739
24,000	Jefferson Bancshares, Inc.	306,720
11,000	Kansas City Life Insurance Co.	495,000
77,000	KMG America Corp. (b)	356,510
56,930	LaBranche & Co., Inc. (b)	464,549
11,000	LSB Corp.	180,950
37,000	Mass Financial Corp., Class A ADR (b)	103,600
69,000	Meadowbrook Insurance Group, Inc. (b)	758,310
62,000	Medallion Financial Corp.	709,280
5,000	Merchants Group, Inc.	164,750
174,000	MFA Mortgage Investments, Inc.	1,339,800
49,800	Midland Co.	2,112,516
12,000	MutualFirst Financial, Inc.	232,800
5,300	National Security Group, Inc. (The)	91,054
6,000	National Western Life Insurance Co., Class A	1,468,800
36,400	Navigators Group, Inc. (The) (b)	1,826,188
16,000	NYMAGIC, Inc.	653,600
91,000	Opteum, Inc., Class A	409,500
18,000	Pacific Mercantile BanCorp (b)	255,600
85,000	Partners Trust Financial Group, Inc.	971,550
104,830	Paulson Capital Corp. (b)	501,087
38,000	PennFed Financial Services, Inc.	823,460
29,000	Peoples BanCorp, Inc.	765,890
65,000	PMA Capital Corp., Class A (b)	610,350
37,900	PMC Commercial Trust	555,235
21,000	Presidential Life Corp.	414,120
19,000	Provident Financial Holdings, Inc.	522,880

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares or Principal Amount		Value

38,500	PXRE Group Ltd. ADR (b)	$184,800
13,000	RTW, Inc. (b)	106,210
50,000	Sanders Morris Harris Group, Inc.	532,500
22,000	SCPIE Holdings, Inc. (b)	499,400
42,000	Seabright Insurance Holdings (b)	772,800
37,000	Simmons First National Corp., Class A	1,112,590
32,000	Southern Community Financial Corp.	328,320
47,000	Stewart Information Services Corp.	1,964,130
30,666	Stifel Financial Corp. (b)	1,358,504
73,500	SWS Group, Inc.	1,823,535
49,490	Tarragon Corp.	513,211
54,000	TierOne Corp.	1,460,160
24,000	Triad Guaranty, Inc. (b)	993,840
32,381	United America Indemnity Ltd., Class A (b)	751,239
21,000	United Capital Corp. (b)	716,310
97,000	United Community Financial Corp.	1,071,850
56,500	United Fire & Casualty Co.	1,984,845
19,000	United Western Bancorp, Inc.	453,720
89,000	Wellsford Real Properties, Inc. (b)	694,200
4,600	Ziegler Cos., Inc.	131,100
80,000	ZipRealty, Inc. (b)	566,400

		63,631,459

Healthcare – 4.77%
54,000	Albany Molecular Research (b)	531,900
128,000	Allied Healthcare International, Inc. (b)	390,400
39,000	Cholestech Corp. (b)	672,360
26,000	CONMED Corp. (b)	759,980
52,000	DJ Orthopedics, Inc. (b)	1,970,800
76,970	Hanger Orthopedic Group, Inc. (b)	898,240
74,250	Healthcare Services Group, Inc.	2,127,262
82,000	HealthTronics Surgical Services, Inc. (b)	441,980
28,000	Invacare Corp.	488,320
43,500	Matria Healthcare, Inc. (b)	1,146,660
84,000	Medical Staffing Network Holdings, Inc. (b)	533,400
73,670	Merge Technologies, Inc. (b)	358,773
42,000	National Dentex Corp. (b)	591,360
61,000	National Home Health Care Corp.	717,360
64,000	National Medical Health Card Systems, Inc. (b)	990,080
90,000	Option Care, Inc.	1,197,000
44,000	Pediatric Services of America, Inc. (b)	621,720
78,000	Penn Treaty American Corp. (b)	471,900
30,000	Pharmanet Development Group, Inc. (b)	780,000
62,000	Res-Care, Inc. (b)	1,085,000
103,000	Stewart Enterprises, Inc., Class A	830,180

		17,604,675

Industrials – 16.53%
24,000	Alamo Group, Inc.	557,040
7,300	American Biltrite, Inc. (b)	67,963
21,125	Astronics Corp. (b)	371,800
14,000	AZZ, Inc. (b)	588,000
44,000	Bronco Drilling Co., Inc. (b)	729,080
34,800	Cascade Corp.	2,081,388
2,800	Chicago Rivet & Machine Co.	61,600
45,000	CIRCOR International, Inc.	1,606,500
50,000	Covenant Transport, Inc., Class A (b)	551,000
18,000	Cronos Group (The) ADR	280,260
29,000	Ducommun, Inc. (b)	746,170
50,580	DynCorp International, Inc., Class A (b)	763,252
14,700	Eastern Co. (The)	399,546
11,315	Ecology and Environment, Inc., Class A	134,422
50,400	EDO Corp.	1,320,480
60,000	Encore Wire Corp.	1,519,200
62,000	Ennis Business Forms, Inc.	1,659,120
20,000	Enpro Industries, Inc. (b)	721,000
39,000	Espey Manufacturing & Electronics Corp.	766,350
62,000	Excel Maritime Carriers Ltd. ADR (b)	1,068,260
79,000	Frozen Food Express Industries, Inc.	657,280
24,900	Gehl Co. (b)	631,962
25,750	Hardinge, Inc.	673,620
70,000	HEICO Corp.	2,554,300
80,900	HEICO Corp., Class A	2,536,215
43,000	Herley Industries, Inc. (b)	671,660

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares or Principal Amount		Value

118,000	Huttig Building Products, Inc. (b)	$713,900
43,350	International Shipholding Corp. (b)	795,906
31,900	Interpool, Inc.	778,998
19,000	Jinpan International Ltd. ADR	296,970
12,000	Key Technology, Inc. (b)	189,600
37,000	KHD Humboldt Wedag International Ltd. ADR (b)	1,505,900
47,000	Knightsbridge Tankers Ltd. ADR	1,311,300
37,000	Ladish Co., Inc. (b)	1,392,680
51,750	LSI Industries, Inc.	866,295
66,000	Lydall, Inc. (b)	1,048,740
36,000	Mac-Gray Corp. (b)	563,760
21,000	Magal Security Systems Ltd. ADR (b)	231,000
58,875	Marten Transport Ltd. (b)	934,935
72,000	Mesa Air Group, Inc. (b)	542,160
33,088	Met-Pro Corp.	480,769
104,000	Methode Electronics, Inc.	1,536,080
23,800	Michael Baker Corp. (b)	578,340
10,562	MOD-PAC Corp. (b)	115,760
41,000	Modtech Holdings, Inc. (b)	128,740
18,800	Northwest Pipe Co. (b)	748,804
60,000	Nu Horizons Electronics Corp. (b)	631,800
10,000	P & F Industries, Inc., Class A (b)	125,200
33,100	P.A.M. Transportation Services, Inc. (b)	682,522
43,160	Patrick Industries, Inc. (b)	517,488
14,600	PHI, Inc., Voting (b)	383,688
30,000	Powell Industries, Inc. (b)	960,000
8,000	Q.E.P. Co., Inc. (b)	48,080
4,600	Quipp, Inc.	33,580
99,000	RCM Technologies, Inc. (b)	705,870
42,000	Robbins & Myers, Inc.	1,566,180
40,000	Rofin-Sinar Technologies, Inc. (b)	2,367,200
37,000	Rush Enterprises, Inc., Class A (b)	710,770
13,800	SL Industries, Inc. (b)	207,000
78,000	Spherion Corp. (b)	687,960
32,000	Standex International Corp.	912,320
66,000	Stoneridge, Inc. (b)	683,760
56,000	Sypris Solutions, Inc.	362,320
52,000	TRC Cos., Inc. (b)	524,680
34,000	Tredegar Corp.	774,860
14,000	Triumph Group, Inc.	774,760
48,000	Tsakos Energy Navigation Ltd. ADR	2,496,000
30,000	U.S. Xpress Enterprises, Inc., Class A (b)	517,800
17,000	UniFirst Corp.	652,290
28,000	USA Truck, Inc. (b)	435,120
78,000	Velcro Industries NV ADR	1,348,620
38,000	Vitran Corp., Inc. (b)	746,700
3,350	VSE Corp.	137,886
34,000	Waste Industries USA, Inc.	933,980
102,000	WCA Waste Corp. (b)	775,200
68,000	Willis Lease Finance Corp. (b)	684,760
37,000	Wolverine Tube, Inc. (b)	85,840

		60,952,339

Information Technology – 8.53%
100,000	Advanced Analogic Technologies, Inc. (b)	658,000
41,000	Agilysys, Inc.	921,270
14,000	Black Box Corp.	511,560
77,025	Brocade Communications Systems, Inc. (b)	733,278
57,090	Catapult Communications Corp. (b)	556,057
77,000	CIBER, Inc. (b)	605,990
77,000	Dynamics Research Corp. (b)	877,800
85,000	Edgewater Technology, Inc. (b)	717,400
39,000	Exar Corp. (b)	516,360
36,000	Genesis Microchip, Inc. (b)	334,440
64,000	GSI Group, Inc. ADR (b)	634,240
120,000	Hurry! Holding Co., Ltd. ADR (b)	616,800
28,000	Hutchinson Technology, Inc. (b)	653,800
103,000	Inforte Corp. (b)	357,410
32,000	InfoSpace, Inc. (b)	821,440
35,000	Integral Systems, Inc.	845,950
90,000	Jupitermedia Corp. (b)	595,800
87,000	KEMET Corp. (b)	665,550
48,000	Keynote Systems, Inc. (b)	644,160
61,000	LeCroy Corp. (b)	509,350
65,000	MCSI, Inc. (b)(c) (d)	0
19,000	Mediware Information Systems, Inc. (b)	172,140
51,000	MedQuist, Inc. (b)	506,940
70,000	Merix Corp. (b)	575,400
67,000	Neoware, Inc. (b)	674,690
60,000	OmniVision Technologies, Inc. (b)	777,600

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares or Principal Amount		Value

40,000	OPNET Technologies, Inc. (b)	$540,400
123,000	Optical Cable Corp. (b)	654,360
37,000	PDF Solutions, Inc. (b)	417,730
76,000	Pegasystems, Inc.	703,000
140,000	Performance Technologies, Inc. (b)	701,400
75,000	Pericom Semiconductor Corp. (b)	733,500
37,930	Photronics, Inc. (b)	589,812
67,000	Planar Systems, Inc. (b)	580,890
62,000	PLATO Learning, Inc. (b)	260,400
71,000	Pomeroy IT Solutions, Inc. (b)	640,420
28,000	Retalix Ltd. ADR (b)	539,560
47,000	Richardson Electronics Ltd.	438,980
29,000	Rudolph Technologies, Inc. (b)	505,760
30,040	SafeNet, Inc. (b)	850,132
76,000	Semitool, Inc. (b)	987,999
70,000	Sigmatron International, Inc. (b)	611,100
27,000	SYNNEX Corp. (b)	573,480
70,560	TechTeam Global, Inc. (b)	882,000
98,000	Tier Technologies, Inc., Class B (b)	862,400
56,000	Tollgrade Communications, Inc. (b)	703,360
120,000	Ulticom, Inc. (b)	984,000
28,000	Ultimate Software Group, Inc. (The) (b)	733,320
46,000	Vignette Corp. (b)	854,220
97,000	White Electronic Designs Corp. (b)	646,020

		31,477,668

Materials – 6.54%
67,839	Aceto Corp.	535,928
85,000	AMCOL International Corp.	2,520,250
70,200	American Pacific Corp. (b)	814,320
54,000	Bairnco Corp.	726,300
37,000	Blue Earth Refineries, Inc. ADR	74,740
107,000	Buckeye Technologies, Inc. (b)	1,388,860
38,000	Chesapeake Corp.	573,800
92,840	CPAC, Inc.	789,140
18,000	Friedman Industries, Inc.	166,320
80,000	Gibraltar Industries, Inc.	1,809,600
29,000	Hawkins, Inc.	429,200
35,000	Innospec, Inc.	2,017,400
60,000	Material Sciences Corp. (b)	598,800
44,000	NewMarket Corp.	1,789,480
140,400	North American Palladium Ltd. ADR (b)	1,017,900
26,000	Novamerican Steel, Inc. ADR (b)	1,149,720
23,000	Olympic Steel, Inc.	712,770
38,000	Penford Corp.	765,320
110,000	PolyOne Corp. (b)	671,000
28,000	Ryerson, Inc.	1,109,360
34,000	Schulman (A.), Inc.	801,040
30,000	Schweitzer-Mauduit International, Inc.	745,500
26,000	Steel Technologies, Inc.	769,080
26,000	Stepan Co.	682,500
88,610	U.S. Concrete, Inc. (b)	692,930
16,000	Universal Stainless & Alloy Products, Inc. (b)	759,520

		24,110,778

Telecommunication Services – 2.31%
59,000	Anaren, Inc. (b)	1,038,990
49,200	CalAmp Corp. (b)	424,596
23,000	Communications Systems, Inc.	238,740
45,000	CT Communications, Inc.	1,084,500
40,000	D & E Communications, Inc.	532,800
131,000	EFJ, Inc. (b)	699,540
44,000	ePlus, Inc. (b)	468,600
76,000	Lightbridge, Inc. (b)	1,335,320
70,000	MIVA, Inc. (b)	268,800
10,562	OneSource Services, Inc. (b)	129,913
41,000	SureWest Communications	1,019,670
21,000	TESSCO Technologies, Inc. (b)	570,990
35,000	USA Mobility, Inc.	697,550

		8,510,009

Utilities – 4.70%
44,000	American States Water Co.	1,622,280
47,054	California Water Service Group	1,803,109
31,900	Cascade Natural Gas Corp.	840,565
29,000	Central Vermont Public Service Corp.	835,780
15,700	Chesapeake Utilities Corp.	485,758
23,500	Connecticut Water Service, Inc.	565,175
9,000	Delta Natural Gas Co., Inc.	225,000

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Microcap Value Fund (cont.)

Shares or Principal Amount		Value

71,000	Empire District Electric Co. (The)	$1,760,800
24,000	EnergySouth, Inc.	1,006,320
18,000	Florida Public Utilities Co.	223,200
14,500	Green Mountain Power Corp.	505,615
4,900	Maine & Maritimes Corp. (b)	93,100
30,400	Middlesex Water Co.	559,056
6,500	RGC Resources, Inc.	184,275
91,000	SEMCO Energy, Inc. (b)	693,420
52,800	SJW Corp.	2,137,344
70,400	South Jersey Industries, Inc.	2,678,721
45,644	Southwest Water Co.	658,186
16,476	Unitil Corp.	447,653

		17,325,357

Total Common Stocks (Cost $247,936,781)		345,899,007

Exchange Traded Funds – 2.55%
129,000	iShares Russell Microcap Index Fund	7,586,490
100,000	PowerShares Zacks Micro Cap Portfolio	1,820,000

Total Exchange Traded Funds (Cost $8,724,933)		9,406,490

Warrants – 0.00%
Healthcare – 0.00%
2,967	Del Global Technologies Corp., 3/28/08, $2 (b)	593

Total Warrants (Cost $0)		593

Corporate Bonds – 0.00%
1,947	Trenwick America Corp., 0.00%, 9/26/05 (d)	0
1,625	Trenwick America Corp., 0.00%, 9/26/05 (d)	0

Total Corporate Bonds (Cost $0)		0

Investment Companies – 0.11%
422,856	Wells Fargo Government Institutional Money Market Fund	422,856

Total Investment Companies (Cost $422,856)		422,856

Repurchase Agreement – 3.31%
12,200,000	Bank of America dated 3/30/07; due 4/2/07 at 5.38% with maturity value of $12,205,470 (fully collateralized by Federal Home Loan Mortgage Corporation with effective yield of 5.00% and maturity date of 6/1/35)	$12,200,000

Total Repurchase Agreement (Cost $12,200,000)		12,200,000

Total Investments (Cost $269,284,570) (a) – 99.76%		367,928,946
Other assets in excess of liabilities – 0.24%		889,346

NET ASSETS – 100.00%		$368,818,292

(a) See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).
(b) Non-income producing security.
(c) Security delisted or issuer in bankruptcy.
(d) Fair valued security.

Abbreviations used are defined below:
ADR – American Depositary Receipt

See notes to financial statements.

  NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

Collateral Information for Securities on Loan:

The cash collateral received for securities lending, as discussed in Note 2, was pooled and invested into the following:.

	Large Cap Growth Fund	Mid Cap Growth Fund	Enterprise	Small Cap Core	Value

American General Finance, 5.37%, 3/14/2008	$520,405	$783,935	$2,531,338	$472,003	$613,469
Atlas Capital Funding Corp., 4.43%, 4/13/2007	92,472	139,299	449,799	83,871	109,009
Atomium Funding, LLC., 0.00%, 4/2/2007	104,068	156,767	506,202	94,388	122,678
Atomium Funding Corp., 5.11%, 6/21/2007	308,569	464,825	1,500,929	279,869	363,750
Bear Stearns Company, Inc., 3.50%, 8/22/2007	312,203	470,300	1,518,606	283,165	368,034
Bear Stearns Company, Inc., 5.50%, 10/3/2007	286,343	431,345	1,392,821	259,710	337,550
Buckingham COD, LLC., 4.08%, 4/9/2007	103,961	156,607	505,686	94,292	122,553
Cairn High Grade Funding, 4.92%, 5/3/2007	207,196	312,119	1,007,838	187,925	244,249
Cairn High Grade Funding, 5.05%, 5/24/2007	103,280	155,580	502,370	93,674	121,749
Cairn High Grade Funding, 5.11%, 6/21/2007	359,997	542,296	1,751,084	326,514	424,375
Cedar Springs Capital Company, LLC., 4.79%, 4/23/2007	151,889	228,804	738,812	137,762	179,051
Cedar Springs Capital Company, LLC., 5.03%, 5/21/2007	332,605	501,034	1,617,846	301,669	392,085
Charta, LLC., 0.00%, 4/2/2007	312,203	470,300	1,518,606	283,165	368,034
Cheyne Finance, Inc., 5.28%, 2/25/2008	364,131	548,524	1,771,193	330,263	429,248
Cheyne Finance, LLC., 4.98%, 5/10/2007	248,381	374,159	1,208,166	225,279	292,799
Corporate Asset Security, LTD., 4.38%, 4/12/2007	415,662	626,151	2,021,851	377,002	489,995
Corporate Asset Security, LTD., 4.72%, 4/20/2007	197,210	297,076	959,264	178,868	232,477
Crown Point Cap Co., 4.43%, 4/13/2007	103,901	156,516	505,392	94,237	122,482
Deer Valley Funding, LLC., 4/2/2007	156,101	235,150	759,303	141,582	184,017
Five Finance, Inc., 5.11%, 6/22/2007	514,203	774,591	2,501,169	466,377	606,158
Fox Trot, LTD., 4.08%, 4/9/2007	363,865	548,123	1,769,899	330,022	428,935
German Residential Funding, 5.04%, 5/22/2007	206,620	311,251	1,005,033	187,402	243,570
German Residential Funding, 3.50%, 8/22/2007	208,135	313,533	1,012,404	188,777	245,356
Hudson-Thames, LLC., 2.61%, 4/4/2007	156,056	235,082	759,083	141,541	183,963
Jupiter Co., LLC., 0.00%, 4/2/2007	364,236	548,683	1,771,707	330,359	429,373
Kestrel Funding P.L.C., 5.05%, 5/24/2007	$116,190	$175,027	$565,166	$105,383	$136,968

  NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

	Large Cap Growth Fund	Mid Cap Growth Fund	Enterprise	Small Cap Core	Value

Liquid Funding, LTD., 5.06%, 4/12/2007	520,343	783,841	2,531,035	471,946	613,396
Met Life Global Funding, 4.97%, 3/06/2012	520,410	783,943	2,531,364	472,007	613,475
Morgan Stanley, CP, 3.50%, 8/7/2007	312,203	470,300	1,518,606	283,165	368,034
Shiprock Finance, 5.39%, 4/11/2008	260,169	391,916	1,265,505	235,971	306,695
Stanfield Victoria Funding, 4.82%, 4/25/2007	311,157	468,724	1,513,518	282,216	366,801
Tasman Funding, Inc., 2.61%, 4/04/2007	520,187	783,606	2,530,275	471,804	613,212
Unicredito Italia AZ, 4.92%, 5/3/2007	414,393	624,238	2,015,676	375,850	488,499
Whistlejacket Capital, 4.87%, 4/27/2007	487,332	734,114	2,370,465	442,006	574,482
Whistlejacket Capital, 4.90%, 4/30/2007	193,812	291,957	942,735	175,786	228,472
White Pine Finance, LLC., 4.79%, 4/23/2007	103,749	156,287	504,653	94,099	122,303
Windmill Funding Corporation, 4.43%, 4/13/2007	103,901	156,516	505,392	94,237	122,482
Goldman Money Market Repurchase Agreement, 5.39%, 4/2/2007	853,228	1,285,297	4,150,245	773,870	1,005,811

	$11,210,762	$16,887,814	$54,531,034	$10,168,057	$13,215,583

LLC = Limited Liability Company
COD = Certificate of Deposit
CP = Commercial Paper

  MANAGEMENT (unaudited)

Independent Trustees(1)

T. Geron Bell (65)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).
Number of Portfolios in Fund Complex Overseen: 15

Lucy Hancock Bode (55)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Healthcare consultant; Director, RBC Funds (1994-2004).
Number of Portfolios in Fund Complex Overseen: 15

Leslie H. Garner Jr. (56)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: President, Cornell College; Director, RBC Funds (1994-2004).
Number of Portfolios in Fund Complex Overseen: 15

Ronald James (56)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).
Number of Portfolios in Fund Complex Overseen: 15

John A. MacDonald (58)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation; Trustee, J&B Funds (2001-2004).
Number of Portfolios in Fund Complex Overseen: 15

H. David Rybolt (64)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting); Director, Babson Funds (1992-2004).
Number of Portfolios in Fund Complex Overseen: 15

James R. Seward (54)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Private investor (2000-present); Trustee, J&B Funds (2001-2004); CFA.
Number of Portfolios in Fund Complex Overseen: 15

(1)	Unless otherwise specified, the address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

  MANAGEMENT (unaudited)

Independent Trustees(1)

William B. Taylor (61)
Position Held with Fund: Trustee; Since September, 2005
Principal Occupation(s) During Past 5 Years: Consultant (2003-present); Partner (until 2003) Ernst & Young LLP.
Number of Portfolios in Fund Complex Overseen: 15

Interested Trustees(1)

Erik R. Preus (41)
Position Held with Fund: Trustee; Since September, 2005
Principal Occupation(s) During Past 5 Years: Head of Retail Assets Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).
Number of Portfolios in Fund Complex Overseen: 15

Executive Officers(1)

Erik R. Preus (41)
Position Held with Fund: President and Chief Executive Officer; Since September, 2006
Principal Occupation(s) During Past 5 Years: Head of Retail Assets Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).

David P. Lux (52)
Position Held with Fund: Chief Financial Officer and Treasurer; Since September, 2005
Principal Occupation(s) During Past 5 Years: Vice President and Director, Mutual Funds (2006-present); Director, Tamarack Distributors Inc. (2006-present); Controller, Tamarack Funds, November, 2004-September, 2005; Vice President and Mutual Funds Finance Manager, Voyageur Asset Management (2004-2006); Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003).

Kathleen A. Gorman (43)
Position Held with Fund: Chief Compliance Officer Since April, 2006; and Assistant Secretary Since September, 2006
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004).

(1)	Unless otherwise specified, the address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

  MANAGEMENT (unaudited)

Executive Officers(1)

Martin A. Cramer (57)
Position Held with Fund: Vice President, and AML Compliance Officer; Since January, 2004
Principal Occupation(s) During Past 5 Years: Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003-present); Vice President, Tamarack Distributors Inc. (2007-present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, J&B (mutual fund management and distribution company) (1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004)(2), and formerly, Vice President, Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds(3) (2001-2003).

Monica P. Ballard (37)
Position Held with Fund: Secretary and Chief Legal Officer; Since September, 2005
Principal Occupation(s) During Past 5 Years: Vice President and Senior Associate General Counsel, RBC Dain Rauscher (2004 to present); Counsel, Allianz Life (2002 to 2004); Associate Counsel, American Express Financial Advisors (1996 to 2002).

Gordon Telfer (41)
Position Held with Fund: Portfolio Strategist; Since March, 2004
Principal Occupation(s) During Past 5 Years: Vice President and Portfolio Manager, Voyageur Asset Management (2003-present); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000).

Nancy M. Scinto (47)
Position Held with Fund: Chief Investment Officer, Equity Products; Since January, 2004
Principal Occupation(s) During Past 5 Years: Managing Director and Director of Research, Voyageur Asset Management (2003-present).

John M. Huber (38)
Position Held with Fund: Chief Investment Officer, Fixed Income Products; Since February, 2005
Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-Present); Principal and Senior Portfolio Manager, Galliard Capital Management (1995-2004).

(1)	Unless otherwise specified, the address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., and Investors Mark Series Fund, Inc.
(3)	The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

  SHARE CLASS INFORMATION (unaudited)

The Tamarack Equity Funds offer up to five share classes. These five share classes are the A, C, R, I, and S classes.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Tamarack Equity Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee. (The 12b-1 Plan allows for 50 bps, but the Funds’ distributor is currently contractually waiving 25 bps. The Distributor currently has no plans to discontinue this waiver.) Class A shares have a higher up-front sales charge (load) than Class C shares, but a lower annual expense ratio.

Class C

Class C shares are also available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. (No CDSC will be charged on shares acquired through reinvestment of dividends or capital gains.) C Class shares expenses include a 1.00% (100 bps) annual 12b-1 service and distribution fee. Class C shares have a lower up-front sales charge (load) than Class A shares, but due to the higher service and distribution fee, have higher annual expenses than Class A shares.

Class R

Class R shares are available for purchase through employer-sponsored or 401(k) retirement plans for which omnibus or program-level accounts are held on the books of the Funds. Class R shares have no up-front sales charge (load), but are subject to a 0.50% (50 bps) 12b-1 service and distribution fee. Class R shares currently have annual expenses between Class A and Class C share expenses.

Class S

Class S shares are available to investors purchasing shares directly through the Fund or its agent, BFDS, or through certain fee-based programs of broker-dealers or registered investment advisors. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class I

Class I shares are available in the Tamarack Enterprise, Large Cap Growth, Mid Cap Growth and Small Cap Growth Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

For an investor purchasing Tamarack Funds shares through a financial services intermediary, the question as to which share class, A or C, is the better choice is dependent on many factors, including the amount to be invested and the length of time an investor anticipates holding the shares. An investor should consult with his or her financial advisor about his or her personal financial situation to determine which share class is the best choice for his or her individual situation.

  SUPPLEMENTAL INFORMATION (unaudited)

Information for Tamarack Funds Shareholders Regarding the Renewal of Investment Advisory Agreements

The Tamarack Board of Trustees has renewed the Investment Advisory Agreement with Voyageur Asset Management Inc. (“Voyageur” or the “Advisor”) for each of the Funds. After evaluating the services provided by the Advisor and reviewing the performance and relevant expenses of each Fund, the Trustees concluded that it was in the best interests of the Funds and their shareholders to continue the investment advisory agreements (“Agreements”).

As part of their review of the Agreements, the Trustees received and discussed certain information, including information regarding the advisory services performed, qualifications of staffing, and Fund performance and expenses. The Trustees considered information provided in advance of their in-person meeting, as well as supplemental information provided at the meeting. The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss this information and Voyageur’s intentions with regard to the ongoing management of the Funds. The Trustees reviewed the quality of the services provided to the Funds by Voyageur, including information prepared by a third-party consultant as to each Fund’s performance relative to an appropriate benchmark as well as compared to the Fund’s appropriate peer group. The Trustees also reviewed the investment management fees payable to Voyageur. In this connection, the Trustees reviewed comparative information prepared by a third-party consultant on investment management fees paid and expenses incurred by similarly situated funds. The Trustees also received reports from Voyageur regarding other investment companies advised by it, including the advisory fees paid. The Trustees took into account profitability data for Voyageur included in the materials. The Trustees received information from Voyageur regarding other benefits derived from its relationships with the funds. In connection with their deliberations, the independent Trustees met separately with their independent legal counsel to review the relevant material and consider their responsibilities under relevant laws and regulations. In addition, the Trustees noted the expected composition of each portfolio management team.

The Board observed that the one-year performance for four of the Funds was in the first quintile of their respective peer groups and only the Value Fund was in the fifth quintile of its peer group. The expense comparisons ranged from first quintile in its peer group (Large Cap Growth Fund) to the fourth quintile in their peer groups (Value Fund and Enterprise Small Cap Fund). With respect to the Value Fund, management noted that Voyageur will be acquiring a new investment team in January with a strong track record who will be taking over management of that Fund and proposed no changes to the Fund’s expense structure in anticipation of the new team’s efforts to improve the Fund’s performance.

The Trustees also reviewed and approved Fund Management’s proposal to continue for an additional year all existing fee waivers in order to maintain total expenses at their current levels. In considering the quality of the services performed for each Fund by Voyageur, the Trustees discussed the strong research capabilities and fundamental analysis performed by the firm and also considered the extensive portfolio management experience of Voyageur staff, the compliance structure and systems established by Voyageur and the financial viability of Voyageur. The Trustees also considered steps that

  SUPPLEMENTAL INFORMATION (unaudited)

already had been taken by Voyageur to expand upon existing research capabilities and compliance processes and steps that were expected to be taken to maintain and/or enhance such capabilities and processes.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to Voyageur were reasonable and fair in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Funds and their shareholders for the Trustees to approve the Agreements for the Funds. In arriving at their decision to approve the renewal of each of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

  SUPPLEMENTAL INFORMATION (unaudited)

Shareholder Expense Examples

As a shareholder of the Tamarack Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, reinvested dividends, or other distributions; redemption fees; and exchange fees; (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Tamarack Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses Paid During Period* 10/1/06 - 3/31/07	Annualized Expense Ratio During Period 10/1/06 - 3/31/07

Large Cap Growth Fund	Class A	$1,000.00	$1,026.70	$6.32	1.25%
	Class I	1,000.00	1,028.20	5.06	1.00%
	Class C	1,000.00	1,023.50	10.09	2.00%
	Class R	1,000.00	1,026.00	7.58	1.50%
	Class S	1,000.00	1,028.20	5.06	1.00%
Mid Cap Growth Fund	Class A	1,000.00	1,049.70	6.90	1.35%
	Class I	1,000.00	1,051.40	5.63	1.10%
	Class C	1,000.00	1,046.50	10.71	2.10%
	Class R	1,000.00	1,049.20	8.12	1.59%
	Class S	1,000.00	1,051.30	5.63	1.10%
SMID Cap Growth Fund	Class A	1,000.00	1,039.50	8.54	1.68%
	Class I	1,000.00	1,041.10	7.28	1.43%
	Class C	1,000.00	1,035.40	12.33	2.43%
	Class R	1,000.00	1,037.80	9.81	1.93%
	Class S	1,000.00	1,041.10	7.28	1.43%
Enterprise Fund	Class A	1,000.00	1,094.40	6.94	1.33%
	Class I	1,000.00	1,095.50	5.64	1.08%
	Class C	1,000.00	1,089.60	10.84	2.08%
	Class R	1,000.00	1,092.60	8.24	1.58%
	Class S	1,000.00	1,095.60	5.64	1.08%
Small Cap Core Fund	Class A	1,000.00	1,096.70	8.10	1.55%
	Class C	1,000.00	1,092.40	12.00	2.30%
	Class R	1,000.00	1,095.00	9.40	1.80%
	Class S	1,000.00	1,097.90	6.80	1.30%
Value Fund	Class A	1,000.00	1,056.50	6.56	1.28%
	Class C	1,000.00	1,052.20	10.39	2.03%
	Class R	1,000.00	1,055.00	7.99	1.56%
	Class S	1,000.00	1,057.70	5.28	1.03%
Microcap Value Fund	Class A	1,000.00	1,104.30	6.93	1.32%
	Class C	1,000.00	1,100.30	10.84	2.07%
	Class R	1,000.00	1,102.80	8.23	1.57%
	Class S	1,000.00	1,105.50	5.62	1.07%

*  Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year( to reflect one-half year period).

  SUPPLEMENTAL INFORMATION (unaudited)

Hypothetical Examplefor Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Tamarack Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses Paid During Period* 10/1/06 - 3/31/07	Annualized Expense Ratio During Period 10/1/06 - 3/31/07

Large Cap Growth Fund	Class A	$1,000.00	$1,018.70	$6.29	1.25%
	Class I	1,000.00	1,019.95	5.04	1.00%
	Class C	1,000.00	1,014.96	10.05	2.00%
	Class R	1,000.00	1,017.45	7.54	1.50%
	Class S	1,000.00	1,019.95	5.04	1.00%
Mid Cap Growth Fund	Class A	1,000.00	1,018.20	6.79	1.35%
	Class I	1,000.00	1,019.45	5.54	1.10%
	Class C	1,000.00	1,014.46	10.55	2.10%
	Class R	1,000.00	1,017.00	8.00	1.59%
	Class S	1,000.00	1,019.45	5.54	1.10%
SMID Cap Growth Fund	Class A	1,000.00	1,016.55	8.45	1.68%
	Class I	1,000.00	1,017.80	7.19	1.43%
	Class C	1,000.00	1,012.81	12.19	2.43%
	Class R	1,000.00	1,015.31	9.70	1.93%
	Class S	1,000.00	1,017.80	7.19	1.43%
Enterprise Fund	Class A	1,000.00	1,018.30	6.69	1.33%
	Class I	1,000.00	1,019.55	5.44	1.08%
	Class C	1,000.00	1,014.56	10.45	2.08%
	Class R	1,000.00	1,017.05	7.95	1.58%
	Class S	1,000.00	1,019.55	5.44	1.08%
Small Cap Core Fund	Class A	1,000.00	1,017.20	7.80	1.55%
	Class C	1,000.00	1,013.46	11.55	2.30%
	Class R	1,000.00	1,015.96	9.05	1.80%
	Class S	1,000.00	1,018.45	6.54	1.30%
Value Fund	Class A	1,000.00	1,018.55	6.44	1.28%
	Class C	1,000.00	1,014.81	10.20	2.03%
	Class R	1,000.00	1,017.15	7.85	1.56%
	Class S	1,000.00	1,019.80	5.19	1.03%
Microcap Value Fund	Class A	1,000.00	1,018.35	6.64	1.32%
	Class C	1,000.00	1,014.61	10.40	2.07%
	Class R	1,000.00	1,017.10	7.90	1.57%
	Class S	1,000.00	1,019.60	5.39	1.07%

*  Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

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Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of Tamarack Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended March 31, 2007. The portfolio managers’ views are subject to change at any time based on market or other conditions.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management serves as investment adviser for the Tamarack Funds. Tamarack Funds are distributed by Tamarack Distributors Inc., member NASD.

Tamarack Funds
P.O. Box 219757
Kansas City, MO 64121-9757

800-422-2766
www.voyageur.net

The Tamarack Funds are pleased to introduce our first shareholder reports printed entirely on Forest Stewardship Council certified paper.
FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests
that meet strict environmental and socioeconomic standards.

TF-EQ SAR3-07

SEMI-ANNUAL REPORT March 31, 2007
Quality Fixed Income Fund Tax-Free Income Fund

Tamarack Funds

About Your Semi-Annual Report

This semi-annual report includes detailed information regarding your Fund’s performance. This report is provided to help answer your questions as a shareholder. Among these questions may be: How has my Fund performed against its benchmark both in the last year and over the last ten years (or since inception if less than ten years)? What are the annual expenses of my Fund? What are the significant accounting policies and procedures followed by my Fund?

The Tamarack Funds compare their performance against widely used market indices, depending on the market sector or investment style of the particular fund. Fixed income funds are benchmarked against various Lehman Brothers Bond Indices, which show only the performance of the underlying fixed income securities, rather than of a comparable fund that would be available to an average investor.

We hope the financial information presented, as well as the discussion and analysis from your portfolio manager(s), will help you evaluate your investment in the Tamarack Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. Tamarack Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, 2006 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

  LETTER FROM THE CIO OF FIXED INCOME

Market optimism continued during the first half of the fiscal year throughout the capital markets. U.S. stock and bond indices produced solidly positive returns over the past six months while global equity markets posted double digit returns. These strong returns are even more impressive or worrisome (depending on your perspective) when one considers it occurred during a relatively high inflation, low growth environment. Robust investment demand, tight labor markets, stable consumer confidence, and positive earnings reports combined with stable Fed policy to push the markets higher during this period.

The Federal Reserve finds itself in a difficult position at the moment. Economic growth over the last three quarters has averaged a modest 2.3%. Growth in this range, by itself, would probably be sufficient to encourage the Fed to lower interest rates in order to stimulate future economic activity. However, the Fed is not responsible solely for growth. It also has the responsibility of controlling inflation. Currently, the Fed’s favorite measure of inflation, the core Personal Consumption Expenditure (PCE) indicator, is well above its stated 2% target level. The combination of slow growth and an unacceptably high level of inflation has kept the Fed from changing interest rates for the last ten months. It seems fairly clear that any future change in interest rate policy, up or down, will result from either much lower inflation or much stronger growth.

The housing market has been one of the most important influences on economic performance over the past several years, both positively and most recently negatively. The housing market is one of the predominant factors that transitioned our economy from the 3.5% level of economic growth in 2003-2004 to the current level of just above 2%. In the early part of this decade, the real estate market became a major engine for pulling the economy out of recession. After the 2001 recession, interest rates fell significantly, eventually posting record lows in 2003. At about the same time, mortgage companies were developing new and innovative mortgage products, which allowed more homebuyers to qualify for cheaper financing. The somewhat rare combination of low interest rates and easier financing caused homes to become highly affordable. As the demand for housing increased, so did employment in construction, real estate brokerage and appraisal and mortgage origination. Indirect beneficiaries of housing transactions, such as the furniture and home remodeling companies, also have increased employment.

Ultimately, housing demand became self-feeding, due mostly to the escalation in home prices. People were not simply trading up to the next affordable house; they became investors whose sole purpose was to borrow money cheaply and invest in housing because they believed prices would be higher in the future. Then, after several years of double-digit price gains, investors started to extract profits and spend the money. This, in turn, became an additional source of economic growth along with the employment build-up.

Today, things are markedly different. Housing demand has slowed, builders have finally stopped adding to the new housing stock, and home price increases have slowed. In some areas of the country, prices have started to decline. The current housing malaise is causing weakness in a number of sectors of the economy, most of which are the same sectors that expanded so rapidly in the early part of the decade. One area particularly hard hit has been the sub-prime market, which lends mortgage money to lower credit-quality borrowers. As competition for business tightened in this market over the last several years, lenders began cutting corners on underwriting standards in order to maintain loan volume. Eventually delinquencies began to show up, causing numerous lenders in this sector to shut their doors. The bankruptcy of sub-prime lenders has been

1

  LETTER FROM THE CIO OF FIXED INCOME

well documented, but the sub-prime market is not the only mortgage market that exists. In fact, Lehman Brothers estimates that sub-prime lending makes up approximately 15% of the entire outstanding mortgage market. The rest of the market (approximately 85%) is made up of high quality (prime) borrowers and remains relatively unaffected by the issues in the sub-prime sector.

Given the relative size of the sub-prime market, Voyageur does not expect a broad meltdown in either housing or the economy. Troubles in the sub-prime sector will continue to have an economic impact and the housing downturn will take some time to correct itself. The process of reducing existing home supply, dealing with foreclosures and stabilization of prices will move fairly slowly. The impact could easily be felt through reduced economic growth for the next several years, but most likely the impact will lessen as time progresses. Voyageur has, for the past several years, believed that mortgage origination standards for lower grade borrowers were being relaxed in order to maintain levels of business. We have consistently worked to understand the individual underwriting companies’ business methods as well as the specific collateral pools that we invest in for our clients. This allowed us to avoid virtually all of the pain in the sub-prime market. We also believe the discipline that is currently being brought to bear on the market in terms of fewer originators and tighter lending standards will likely create an opportunity at some point in the future.

Peripheral issues related to consumer spending based on the wealth effect are areas of concern. Over most of this decade, either the stock market or housing has contributed mightily to consumer net wealth and ultimately to consumers’ willingness to spend. The other factor that has affected consumers spending has been the level of employment. Regarding spending, we are watchful for a change in the attitude of business as it relates to both employment and the level of the stock market. A substantial decline in employment and/or the stock market with further declines in home prices could be the catalyst for even weaker growth and an immediate change in the interest rate policy of the Fed. However, Voyageur does not see this as probable. Instead, we believe that economic growth and inflation will remain at current levels with no recession in the forecast until 2008 or beyond.

Voyageur remains cautious on the fixed income markets and these views are reflected in our strategy for the Funds. First, we remain biased toward high quality issuers and cash flows across our fixed income holdings. Spreads in traditional corporate and mortgage backed securities are extremely narrow by almost any measure and seem to have been pushed to extremes by investors hungry for yield. Second, we remain committed to our income based approach to investing even though we are cautious on many sectors and names in the market. Security selection and a consistent investment process will help us provide value added returns to our shareholders. Third, we will not time interest rates as a means of generating excess returns for the Funds. We believe it presents too much risk for our shareholders. Finally, we remain keenly aware of opportunities and developing risks in upcoming quarters as we strive to produce absolute and risk-adjusted returns for all of our shareholders.

John Huber Chief Investment Officer Fixed Income Products	John Huber Chief Investment Officer, Fixed Income Products Tamarack Funds

2

  FIXED INCOME PORTFOLIO MANAGERS

Voyageur Asset Management Inc. (“Voyageur”), the investment advisor to the Tamarack Funds, employs a team approach to the management of each of the fixed income funds. Each Fund’s management team has access to Voyageur’s investment research and other money management resources. The members of Voyageur’s fixed income funds team are:

John M. Huber, CFA
Senior Managing Director, Chief Investment Officer — Fixed Income
John Huber directs Voyageur’s fixed income group. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

John M. Huber, CFA

James A. Norungolo, CFA
Vice President, Credit Team Lead, Senior Portfolio Manager
James Norungolo leads Voyageur’s Credit Team which is responsible for conducting our investment process in cash management, high grade and high yield debt, and municipal bonds. In addition, he acts as primary portfolio manager for many of our core and core plus taxable fixed income clients. James joined Voyageur in 1993 and has held several critical roles within the organization including credit/equity analyst, structured product analyst, trading and portfolio administration. Prior to joining Voyageur, James worked for Westport Bank & Trust, NationsBank and Sovran Capital Management. James began his career in the investment industry in 1987. He received a BA from the University of Virginia. James is a CFA charterholder and member of the CFA Society of Minnesota.

James A. Norungolo, CFA

Raye C. Kanzenbach, CFA
Senior Managing Director, Senior Portfolio Manager
Raye Kanzenbach is an active member of the Credit Team. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at Voyageur, Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and joined Voyageur in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota.

Raye C. Kanzenbach, CFA

3

  FIXED INCOME PORTFOLIO MANAGERS

Todd Brux, CFA

Todd Brux, CFA
Vice President, Structured Product Team Lead, Senior Portfolio Manager
Todd Brux leads Voyageur’s Structured Product Team which focuses on opportunities in mortgage-backed and asset-backed securities. Prior to his current role, Todd led the firm’s Portfolio Analytics Team. Prior to joining Voyageur in 2004, Todd was head trader at GMAC RFC and a senior investment analyst at Galliard Capital Management. Todd has been in the investment industry since 1994. He received a BA in Economics from the University of Wisconsin-Madison. Todd is a CFA charterholder and member of the CFA Society of Minnesota.

Steven P. Eldredge, CFA

Steven P. Eldredge, CFA
Managing Director, Client Portfolio Management Team Lead, Senior Portfolio Manager
Steven Eldredge leads the Client Portfolio Management Team which is responsible for assisting clients in developing portfolio objectives and keeping them informed about Voyageur’s fixed income strategies and outlook. Prior to his current role, Steve led the firm’s Portfolio Solutions Team. He has an extensive background in both taxable and tax-exempt fixed income securities. Prior to joining Voyageur in 1995, Steve was chief operating officer for the ABT Mutual Fund family. Steve began his career in the investment industry in 1978. He received a BS in Finance from the University of Central Florida. Steve is a CFA charterholder and member of the CFA Society of Minnesota.

4

This Page Intentionally Left Blank

5

  PERFORMANCE SUMMARY

Average Annual Total Returns as of March 31, 2007 (Unaudited)

Tamarack Quality Fixed Income Fund

	1 Year	3 Year	5 Year	Since Inception (a)

Class A (c)
- Including Maximum Sales Charge of 3.75%	2.10%	1.58%	3.80%	4.23%
- At Net Asset Value	6.13%	2.89%	4.59%	4.74%
Class C (d)
- Including Contingent Deferred Sales Charge of 1.00%	4.35%	2.16%	3.84%	3.97%
- At Net Asset Value	5.35%	2.16%	3.84%	3.97%
Class I (c)	6.51%	3.19%	4.87%	5.00%
Class R (d)	5.98%	2.67%	4.35%	4.49%
Class S (e)	6.40%	3.15%	4.85%	4.98%
Lehman Brothers U.S. Aggregate Bond Index*	6.59%	3.31%	5.35%	5.80%

Tamarack Tax-Free Income Fund

	1 Year	3 Year	5 Year	10 Year	Since Inception (b)

Class A (f)
- Including Maximum Sales Charge of 3.75%	0.13%	0.58%	3.21%	4.07%	6.04%
- At Net Asset Value	4.05%	1.88%	4.01%	4.46%	6.19%
Class C (f)
- Including Contingent Deferred Sales Charge of 1.00%	2.34%	1.14%	3.25%	3.69%	5.41%
- At Net Asset Value	3.32%	1.14%	3.25%	3.69%	5.41%
Class R (f)	3.79%	1.61%	3.74%	4.20%	5.93%
Class S	4.31%	2.13%	4.26%	4.72%	6.46%
Lehman Brothers Municipal 3-15 Year Blend Index *	5.02%	3.17%	4.93%	5.48%	NA

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.voyageur.net.

*Each of the comparative indices is a widely recognized market value weighted measure of the return of securities. Index returns do not include sales fees or operating expenses. You cannot invest directly into indices.

(a)	The since inception date (commencement of operations) of the Fund is May 10, 1999.
(b)	The since inception date (commencement of operations) of the Fund is February 22, 1980.
(c)	The performance in the table reflects the performance of the former RBC Funds, the predecessors to the Tamarack Funds.
(d)	The inception date for Class C and Class R shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A Shares of the Fund, adjusted to reflect the fees and expenses of Class C and Class R shares, as applicable (and where applicable, the maximum sales charges of the Class C shares).
(e)	The inception date for Class S of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class I Shares of the Fund, adjusted to reflect the fees and expenses of Class S.
(f)	The inception date for Class A, Class C and Class R shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the

6

  PERFORMANCE SUMMARY

Fund, adjusted to reflect the fees and expenses of Class A, Class C and Class R shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C shares).

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of U.S. Dollar denominated government, investment grade corporate, mortgage-backed and asset-backed securities.

The Lehman Brothers Municipal 3-15 Year Blend Index is an unmanaged index of investment grade municipal bonds with maturities of 2-17 years.

7

  MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Quality Fixed Income Fund

Investment Objective

The Fund seeks to provide high current income and appreciation as is consistent with relative stability of principal through active management of portfolio sectors, maturity and security selection.

Performance

For the six-month period ending March 31, 2007, the Fund had a total return of 2.73% (Class A, at net asset value). That compares to a total return of 2.75% for the Lehman Brothers U.S. Aggregate Bond Index, the Fund’s primary benchmark. Returns, both net and gross of expenses, placed the Fund at the 37% and 40%, respectively in its Lipper category for the period.

Factors That Made Positive Contributions

•	The Portfolio’s significant nominal yield and option-adjusted spread advantages of 53 and 51 basis points, respectively contributed to the positive outperformance over the semi-annual period. During the previous six months, interest rates were essentially unchanged resulting in little price return performance, making portfolio yield an important differentiator of our return compared to the benchmark.
•	Holdings of fixed-rate mortgage-backed securities (MBS) performed well during the period providing 37 basis points of excess return compared to similar Treasuries.
•	Hybrid adjustable-rate mortgages (ARMs) were added to the Portfolio over the last six months. ARMs performed well during this period as demand grew ahead of their inclusion in the Lehman Indices at the beginning of April.
•	High yield corporate bonds outperformed all other domestic fixed income sectors during four of the last six months. The fund held approximately a 10% weighting in high yield bonds, mostly concentrated in the upper portion of this credit spectrum.

Factors That Detracted From Relative Returns

•	The portfolio maintains a core position in Treasury Inflation Protected Securities which underperformed comparable Treasury securities by more than 1% over the semi-annual period.
•	While the Portfolio held a modest amount of highly-diversified, high yield corporate securities, its overall structure across the yield curve was concentrated at the short-end of the curve and detracted from performance.
•	General credit spread levels are very tight which lead us to carry a very defensive view on credit, even while remaining involved in the market. This defensive bias caused us to avoid specific sectors that have performed well as investors made little distinction among various issuers’ credit quality.

8

  MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Quality Fixed Income Fund

Investment Objective

Current income and capital appreciation

Benchmark

Lehman Brothers U.S. Aggregate Bond Index

Asset Allocation
(% of fund’s investments excluding securities lending collateral)

Top Ten Holdings
(as of 3/31/07)
(% of fund’s net assets)

U.S. Treasury Inflation Protection Bonds, 2.38%, 1/15/17	2.56%
Countrywide Alternative Loan Trust, 5.00%, 7/25/19	2.43%
FNMA, 6.26%, 4/15/37	1.91%
Merrill Lynch Mortgage Investors, Inc., Series 2005-A1 4.54%, 12/25/34	1.72%
Countrywide Alternative Loan Trust, 4.97%, 7/25/35	1.57%
Federal Home Loan Mortgage Corp., 5.50%, 6/1/23	1.56%
Washington Mutual, Inc., Series 2003-S11, 5.00%, 11/25/33	1.49%
Federal Home Loan Mortgage Corp., 6.52%, 7/25/16	1.47%
JP Morgan Commercial Mortgage Finance Corp., Series 1999-C7, 6.51%, 10/15/35	1.43%
Bank of America Funding Corp., 6.06%, 7/30/46	1.32%

*A listing of all portfolio holdings can be found on page 28.

Growth of $10,000 Initial Investment Since Inception

The graph reflects an initial investment of $10,000 since inception of 5/10/1999 and is based on Class A shares including the maximum sales charge of 3.75%. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

9

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Tax-Free Income Fund

Investment Objective

Providing the highest level of regular income exempt from federal income tax consistent with stated quality and maturity standards.

Performance

For the six-month period ending March 31, 2007, the Fund had a total return of 1.19% (Class A, at net asset value). That compares to a total return of 1.69% for the Lehman Brothers Municipal 3-15 Year Blend Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•	We purchased several higher yielding bonds and transitioned out of some lower yielding bonds in order to increase the Fund’s yield.
•	The Fund is over-weighted in lower investment grade quality bonds relative to the benchmark, which lead to stronger total returns than the general market.

Factors That Detracted From Relative Returns

•	The Fund does not own any bonds secured by tobacco company settlement payments and this sector produced some of the highest returns during the period.

10

 MANAGEMENT DISCUSSION AND ANALYSIS

Tamarack Tax-Free Income Fund

Investment Objective

Providing the highest level of regular income exempt from federal income tax consistent with stated quality and maturity standards

Benchmark

Lehman Brothers Municipal 3-15 Year Blend Index

Asset Allocation
(% of fund’s investments)

Top Ten Holdings
(as of 3/31/07)
(% of fund’s net assets)

State Health & Education Facilities Authority (Partners Healthcare), Series C, 5.75%, 7/1/12	5.71%
Seattle Municipal Light and Power, 5.63%, 12/1/16	5.57%
State Construction Loan, Series E, 5.38%, 1/1/17	3.41%
Cook County Township High School District, 5.50%, 12/1/19	3.01%
University of Texas Revenue, Series B, 5.25%, 8/15/19	2.94%
Chicago, Series B, 5.13%, 1/1/22, (AMBAC Insured)	2.93%
Santa Rosa Waste Water Revenue, Series B, 6.00%, 9/1/15, (FGIC Insured)	2.92%
San Antonio Electric & Gas, 5.38%, 2/1/15	2.90%
Anderson School Building Corp., 5.00%, 7/15/17, (FSA Insured)	2.86%
Arkansas River Power Authority Power Revenue, 5.00%, 10/1/14	2.82%

*A listing of all portfolio holdings can be found on page 36.

Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class A shares including the maximum sales charge of 3.75%. The inception date for Class A shares of the Fund is April 19, 2004. All performance shown for Class A shares prior to the inception date is based on the performance of the Class S shares of the Fund, adjusted to reflect the fees, expenses and maximum sales charges of Class A shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures. The Fund has recently added the Lehman Brothers Municipal 3-15 Year Blend Index as its primary benchmark because Fund management has determined that this benchmark more closely reflects the universe of securities in which the Fund invests.

11

  FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2007 (Unaudited)

	Tamarack Quality Fixed Income Fund	Tamarack Tax-Free Income Fund

Assets:
Investments, at value (cost $56,237,798 and $18,390,764, respectively)	$56,046,172	$18,865,106
Investment of cash collateral for securities on loan, at value (cost $1,712,611; $-, respectively)	1,712,611	—

Total Investments	57,758,783	18,865,106

Interest and dividends receivable	505,905	206,251
Cash	9,101	—
Receivable for investments sold	30,148	—
Receivable from advisor	43,260	17,470
Restricted deposits with broker for futures	216,018	—
Prepaid expenses	25,469	37,061

Total Assets	58,588,684	19,125,888

Liabilities:
Distributions payable	33,264	17,530
Payable for capital shares redeemed	16,105	1,850
Payable for investments purchased	1,326,437	—
Net payable for variation margin on futures contracts	9,375	—
Payable upon return of securities on loan	1,712,611	—
Accrued expenses and other payables:
Administration fees	4,743	1,623
Distribution fees	85	20
Other	91,375	34,442

Total Liabilities	3,193,995	55,465

Net Assets	$55,394,689	$19,070,423

Net Assets Consist Of:
Capital	$59,006,868	$18,532,828
Undistributed (distributions in excess of) net investment income	(34,053)	11
Accumulated net realized gains (losses) from investment transactions	(3,381,428)	63,242
Net unrealized appreciation (depreciation) on investments	(196,698)	474,342

Net Assets	$55,394,689	$19,070,423

Net Assets:
Class A	$352,882	$75,142
Class I	487,371	—
Class C	3,560	3,450
Class R	7,384	3,497
Class S	54,543,492	18,988,334

Total	$55,394,689	$19,070,423

12

  FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

March 31, 2007 (Unaudited)

	Tamarack Quality Fixed Income Fund	Tamarack Tax-Free Income Fund

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	37,051	8,862
Class I	51,161	—
Class C	374	407
Class R	775	413
Class S	5,726,934	2,239,465

Total	5,816,295	2,249,147

Net Asset Values and Redemption Price per Share:
Class A (a)	$9.52	$8.48

Class I	$9.53	—

Class C (b)	$9.52	$8.48

Class R	$9.53	$8.48(c	)

Class S	$9.52	$8.48

Maximum Offering Price Per Share:
Class A	$9.89	$8.81

Maximum Sales Charge – Class A	3.75%	3.75%

(a)	For Class A shares, redemption price per share is reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid).
(b)	For Class C shares, redemption price per share is reduced by 1.00% for sales of shares within 12 months of purchase.
(c)	Net asset value is calculated unsing the unrounded net assets of $3,497.18 divided by the unrounded shares outstanding of 412.51.

See notes to financial statements.

13

  FINANCIAL STATEMENTS

Statements of Operations

For the Six Months Ended March 31, 2007 (Unaudited)

	Tamarack Quality Fixed Income Fund	Tamarack Tax-Free Income Fund

Investment Income:
Interest income	$1,520,265	$417,604
Dividend income	11,328	9,229
Securities lending income (a)	108	—

Total Investment Income	1,531,701	426,833

Expenses:
Investment advisory fees	173,761	83,451
Administration fees	28,960	9,818
Distribution fees - Class A	982	177
Distribution fees - Class C	18	16
Distribution fees - Class R	18	9
Accounting fees	40,765	12,659
Custodian fees	1,280	182
Insurance fees	28,950	9,140
Legal and Audit fees	18,761	11,109
Registration and filing fees	27,073	22,632
Shareholder reports	28,264	7,955
Transfer agent fees	72,384	26,931
Trustees’ fees	9,421	9,365
Other fees	798	346

Total expenses before fee reductions	431,435	193,790
Expenses reduced by:
Advisor	(233,653)	(120,791)
Distributor	(491)	(88)

Net Expenses	197,291	72,911

Net Investment Income (Loss)	1,334,410	353,922

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	(36,211)	92,334
Net realized gains (losses) from futures contracts	34,125	—
Net change in unrealized appreciation (depreciation) on investments	328,252	(180,325)
Net change in unrealized appreciation (depreciation) on futures contracts	(5,072)	—

Net realized/unrealized gains (losses) from investments	321,094	(87,991)

Change in net assets resulting from operations	$1,655,504	$265,931

(a)	For more information on Securities Lending, please see Note 2 in the Notes to Financial Statements.

See notes to financial statements.

14

  FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Tamarack Quality Fixed Income Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$1,334,410	$3,128,999
Net realized gains (losses) from investment transactions and futures contracts	(2,086)	(777,982)
Net change in unrealized appreciation (depreciation) on investment transactions and futures contracts	323,180	(317,924)

Change in net assets resulting from operations	1,655,504	2,033,093

Distributions to Class A Shareholders:
From net investment income	(8,550)	(40,181)
Return of capital	—	(1,274)
Distributions to Class I Shareholders:
From net investment income	(22,825)	(64,107)
Return of capital	—	(2,032)
Distributions to Class C Shareholders:
From net investment income	(62)	(124)
Return of capital	—	(4)
Distributions to Class R Shareholders:
From net investment income	(149)	(290)
Return of capital	—	(9)
Distributions to Class S Shareholders:
From net investment income	(1,302,696)	(2,994,299)
Return of capital	—	(94,908)

Change in net assets resulting from shareholder distributions	(1,334,282)	(3,197,228)

Capital Transactions:
Proceeds from shares issued	279,531	1,160,752
Dividends reinvested	1,130,161	2,954,075
Cost of shares redeemed	(7,490,578)	(18,753,949)

Change in net assets resulting from capital transactions	(6,080,886)	(14,639,122)

Net increase (decrease) in net assets	(5,759,664)	(15,803,257)
Net Assets:
Beginning of period	61,154,353	76,957,610

End of period	$55,394,689	$61,154,353

Undistributed (distributions in excess of) net investment income	$(34,053)	$(34,181)

Share Transactions:
Issued	29,402	122,850
Reinvested	118,848	313,026
Redeemed	(786,494)	(1,988,327)

Change in shares resulting from capital transactions	(638,244)	(1,552,451)

See notes to financial statements.

15

  FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Tax-Free Income Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$353,922	$818,484
Net realized gains (losses) from investment transactions	92,334	587,479
Net change in unrealized appreciation (depreciation) on investments	(180,325)	(766,866)

Change in net assets resulting from operations	265,931	639,097

Distributions to Class A Shareholders:
From net investment income	(1,183)	(3,713)
From net realized gains from investment transactions	(2,079)	(1,009)
Distributions to Class C Shareholders:
From net investment income	(46)	(92)
From net realized gains from investment transactions	(101)	(21)
Distributions to Class R Shareholders:
From net investment income	(54)	(109)
From net realized gains from investment transactions	(103)	(21)
Distributions to Class S Shareholders:
From net investment income	(352,639)	(814,583)
From net realized gains from investment transactions	(590,718)	(145,481)

Change in net assets resulting from shareholder distributions	(946,923)	(965,029)

Capital Transactions:
Proceeds from shares issued	119,889	578,362
Dividends reinvested	686,469	707,749
Cost of shares redeemed	(1,394,405)	(4,722,444)

Change in net assets resulting from capital transactions	(588,047)	(3,436,333)

Net increase (decrease) in net assets	(1,269,039)	(3,762,265)
Net Assets:
Beginning of period	20,339,462	24,101,727

End of period	$19,070,423	$20,339,462

Undistributed (distributions in excess of) net investment income	$11	$11

Share Transactions:
Issued	13,877	65,917
Reinvested	80,342	80,921
Redeemed	(162,640)	(539,934)

Change in shares resulting from capital transactions	(68,421)	(393,096)

See notes to financial statements.

16

  FINANCIAL HIGHLIGHTS

Tamarack Quality Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities						Distributions

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Return Of Capital	Total Distributions

Class A
Six Months Ended March 31, 2007 (Unaudited)	$9.47	0.21	(a)	0.05		(g)	0.26	(0.21)	—	—	(0.21)
Year Ended September 30, 2006	9.61	0.41	(a)	(0.13)		(g)	0.28	(0.39)	—	(0.03)	(0.42)
Year Ended September 30, 2005	9.77	0.39		(0.15)		(g)	0.24	(0.40)	—	—	(0.40)
Period Ended September 30, 2004 (e)	9.65	0.16		0.13		(g)	0.29	(0.17)	—	—	(0.17)
Year Ended April 30, 2004	10.27	0.38		(0.25)	—		0.13	(0.41)	(0.34)	—	(0.75)
Year Ended April 30, 2003	9.84	0.41		0.47	—		0.88	(0.44)	(0.01)	—	(0.45)
Year Ended April 30, 2002	10.06	0.51		(0.15)	—		0.36	(0.52)	(0.06)	—	(0.58)
Class I
Six Months Ended March 31, 2007 (Unaudited)	$9.48	0.22	(a)	0.05		(g)	0.27	(0.22)	—	—	(0.22)
Year Ended September 30, 2006	9.62	0.43	(a)	(0.13)		(g)	0.30	(0.42)		(0.02)	(0.44)
Year Ended September 30, 2005	9.77	0.33		(0.06)		(g)	0.27	(0.42)	—	—	(0.42)
Period Ended September 30, 2004 (e)	9.65	0.17		0.13		(g)	0.30	(0.18)	—	—	(0.18)
Year Ended April 30, 2004	10.27	0.37		(0.21)	—		0.16	(0.44)	(0.34)	—	(0.78)
Year Ended April 30, 2003	9.84	0.42		0.48	—		0.90	(0.46)	(0.01)	—	(0.47)
Year Ended April 30, 2002	10.06	0.54		(0.15)	—		0.39	(0.55)	(0.06)	—	(0.61)
Class C
Six Months Ended March 31, 2007 (Unaudited)	$9.48	0.17	(a)	0.04		(g)	0.21	(0.17)	—	—	(0.17)
Year Ended September 30, 2006	9.61	0.35	(a)	(0.12)		(g)	0.23	(0.35)	—	(0.01)	(0.36)
Year Ended September 30, 2005	9.77	0.32		(0.15)		(g)	0.17	(0.33)	—	—	(0.33)
Period Ended September 30, 2004 (e)	9.65	0.13		0.13		(g)	0.26	(0.14)	—	—	(0.14)
Period Ended April 30, 2004 (f)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)
Class R
Six Months Ended March 31, 2007 (Unaudited)	$9.47	0.19	(a)	0.06		(g)	0.25	(0.19)	—	—	(0.19)
Year Ended September 30, 2006	9.61	0.39	(a)	(0.13)		(g)	0.26	(0.39)	—	(0.01)	(0.40)
Year Ended September 30, 2005	9.77	0.35		(0.13)		(g)	0.22	(0.38)			(0.38)
Period Ended September 30, 2004 (e)	9.65	0.16		0.12		(g)	0.28	(0.16)	—	—	(0.16)
Period Ended April 30, 2004 (f)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)
Class S
Six Months Ended March 31, 2007 (Unaudited)	$9.47	0.22	(a)	0.05		(g)	0.27	(0.22)	—	—	(0.22)
Year Ended September 30, 2006	9.61	0.43	(a)	(0.13)		(g)	0.30	(0.42)	—	(0.02)	(0.44)
Year Ended September 30, 2005	9.77	0.41		(0.15)		(g)	0.26	(0.42)	—	—	(0.42)
Period Ended September 30, 2004 (e)	9.65	0.17		0.13		(g)	0.30	(0.18)	—	—	(0.18)
Period Ended April 30, 2004 (f)	9.73	0.01		(0.08)	—		(0.07)	(0.01)	—	—	(0.01)

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***

Class A
Six Months Ended March 31, 2007 (Unaudited)	$9.52	2.73%	(b)	$353	0.93%	(c)	4.35%	(c)	1.98%	(c)	26%
Year Ended September 30, 2006	9.47	3.04%		406	0.93%		4.35%		1.89%		65%
Year Ended September 30, 2005	9.61	2.48%		1,188	0.93%		4.02%		1.82%		116%
Period Ended September 30, 2004 (e)	9.77	2.96%	(b)	1,257	0.93%	(c)	4.07%	(c)	1.64%	(c)	13%
Year Ended April 30, 2004	9.65	1.39%		1,128	1.42%		3.56%		1.68%		87%
Year Ended April 30, 2003	10.27	9.09%		501	1.31%		4.03%		1.56%		79%
Year Ended April 30, 2002	9.84	3.67%		493	1.22%		5.03%		1.47%		88%
Class I
Six Months Ended March 31, 2007 (Unaudited)	$9.53	2.86%	(b)	$487	0.68%	(c)	4.59%	(c)	1.42%	(c)	26%
Year Ended September 30, 2006	9.48	3.30%		1,091	0.68%		4.57%		1.39%		65%
Year Ended September 30, 2005	9.62	2.84%		2,511	0.68%		4.32%		1.28%		116%
Period Ended September 30, 2004 (e)	9.77	3.18%	(b)	18,990	0.68%	(c)	4.39%	(c)	1.09%	(c)	13%
Year Ended April 30, 2004	9.65	1.54%		30,990	1.18%		3.83%			(d)	87%
Year Ended April 30, 2003	10.27	9.33%		47,658	1.06%		4.30%			(d)	79%
Year Ended April 30, 2002	9.84	3.93%		64,912	0.97%		5.34%			(d)	88%
Class C
Six Months Ended March 31, 2007 (Unaudited)	$9.52	2.32%	(b)	$4	1.74%	(c)	3.56%	(c)	2.60%	(c)	26%
Year Ended September 30, 2006	9.48	2.30%		3	1.62%		3.68%		2.31%		65%
Year Ended September 30, 2005	9.61	1.79%		3	1.62%		3.33%		2.24%		116%
Period Ended September 30, 2004 (e)	9.77	2.75%	(b)	3	1.68%	(c)	3.33%	(c)	2.09%	(c)	13%
Period Ended April 30, 2004 (f)	9.65	(0.72%	)(b)	3	1.69%	(c)	3.03%	(c)		(d)	87%
Class R
Six Months Ended March 31, 2007 (Unaudited)	$9.53	2.60%	(b)	$7	1.19%	(c)	4.10%	(c)	2.08%	(c)	26%
Year Ended September 30, 2006	9.47	2.87%		7	1.19%		4.12%		1.96%		65%
Year Ended September 30, 2005	9.61	2.23%		9	1.18%		3.77%		1.81%		116%
Period Ended September 30, 2004 (e)	9.77	2.96%	(b)	20	1.16%	(c)	2.92%	(c)	1.73%	(c)	13%
Period Ended April 30, 2004 (f)	9.65	(0.71%	)(b)	3	1.13%	(c)	3.54%	(c)		(d)	87%
Class S
Six Months Ended March 31, 2007 (Unaudited)	$9.52	2.86%	(b)	$54,543	0.68%	(c)	4.61%	(c)	1.49%	(c)	26%
Year Ended September 30, 2006	9.47	3.27%		59,647	0.68%		4.61%		1.39%		65%
Year Ended September 30, 2005	9.61	2.73%		73,246	0.68%		4.28%		1.31%		116%
Period Ended September 30, 2004 (e)	9.77	3.07%	(b)	89,278	0.68%	(c)	4.34%	(c)	1.13%	(c)	13%
Period Ended April 30, 2004 (f)	9.65	(0.58%	)(b)	97,237	0.68%	(c)	4.37%	(c)		(d)	87%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Per share net investment income (loss) has been calculated	(d)	There were no waivers or reimbursements during the period.
	using the average daily shares method.	(e)	For the period from May 1, 2004 to September 30, 2004.
(b)	Not annualized.	(f)	For the period from April 19, 2004 (commencement of operations) to April 30, 2004.
(c)	Annualized.	(g)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

17

  FINANCIAL HIGHLIGHTS

Tamarack Tax-Free Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities					Distributions

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees		Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions

Class A
Six Months Ended March 31, 2007 (Unaudited)	$8.78	0.14	(0.04)		(f)	0.10	(0.14)	(0.26)	(0.40)
Year Ended September 30, 2006	8.89	0.30	(0.05)		(f)	0.25	(0.30)	(0.06)	(0.36)
Year Ended September 30, 2005	9.31	0.30	(0.18)		(f)	0.12	(0.30)	(0.24)	(0.54)
Period Ended September 30, 2004 (c)	9.05	0.07	0.26		(f)	0.33	(0.07)	—	(0.07)
Period Ended June 30, 2004 (d)	9.25	0.06	(0.20)	—		(0.14)	(0.06)	—	(0.06)
Class C
Six Months Ended March 31, 2007 (Unaudited)	$8.77	0.11	(0.03)		(f)	0.08	(0.11)	(0.26)	(0.37)
Year Ended September 30, 2006	8.89	0.24	(0.06)		(f)	0.18	(0.24)	(0.06)	(0.30)
Year Ended September 30, 2005	9.31	0.23	(0.18)		(f)	0.05	(0.23)	(0.24)	(0.47)
Period Ended September 30, 2004 (c)	9.05	0.06	0.26		(f)	0.32	(0.06)	—	(0.06)
Period Ended June 30, 2004 (d)	9.25	0.05	(0.20)	—		(0.15)	(0.05)	—	(0.05)
Class R
Six Months Ended March 31, 2007 (Unaudited)	$8.78	0.13	(0.04)		(f)	0.09	(0.13)	(0.26)	(0.39)
Year Ended September 30, 2006	8.89	0.28	(0.05)		(f)	0.23	(0.28)	(0.06)	(0.34)
Year Ended September 30, 2005	9.31	0.27	(0.18)		(f)	0.09	(0.27)	(0.24)	(0.51)
Period Ended September 30, 2004 (c)	9.05	0.07	0.26		(f)	0.33	(0.07)	—	(0.07)
Period Ended June 30, 2004 (d)	9.25	0.06	(0.20)	—		(0.14)	(0.06)	—	(0.06)
Class S
Six Months Ended March 31, 2007 (Unaudited)	$8.78	0.15	(0.04)		(f)	0.11	(0.15)	(0.26)	(0.41)
Year Ended September 30, 2006	8.89	0.33	(0.06)		(f)	0.27	(0.32)	(0.06)	(0.38)
Year Ended September 30, 2005	9.31	0.32	(0.18)		(f)	0.14	(0.32)	(0.24)	(0.56)
Period Ended September 30, 2004 (c)	9.05	0.08	0.26		(f)	0.34	(0.08)	—	(0.08)
Year Ended June 30, 2004 (e)	9.57	0.32	(0.40)	—		(0.08)	(0.32)	(0.12)	(0.44)
Year Ended June 30, 2003	9.14	0.35	0.44	—		0.79	(0.35)	(0.01)	(0.36)
Year Ended June 30, 2002	8.96	0.36	0.18	—		0.54	(0.36)	—	(0.36)

[TABLE CONTINUES BELOW]

				Ratios/Supplemental Data

	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets**		Portfolio Turnover Rate***

Class A
Six Months Ended March 31, 2007 (Unaudited)	$8.48	1.19%		$75	0.99%	(b)	3.35%	(b)	2.49%	(b)	6%
Year Ended September 30, 2006	8.78	2.91%		71	1.12%		3.48%		2.41%		45%
Year Ended September 30, 2005	8.89	1.27%		171	1.24%		3.29%		2.31%		8%
Period Ended September 30, 2004 (c)	9.31	3.71%	(a)	166	1.23%	(b)	3.20%	(b)	1.82%	(b)	2%
Period Ended June 30, 2004 (d)	9.05	(1.50%	)(a)	33	1.24%	(b)	3.39%	(b)	3.00%	(b)	17%
Class C
Six Months Ended March 31, 2007 (Unaudited)	$8.48	0.85%		$3	1.70%	(b)	2.68%	(b)	2.99%	(b)	6%
Year Ended September 30, 2006	8.77	2.15%		3	1.81%		2.74%		2.95%		45%
Year Ended September 30, 2005	8.89	0.54%		3	1.96%		2.57%		2.67%		8%
Period Ended September 30, 2004 (c)	9.31	3.53%	(a)	3	1.99%	(b)	2.54%	(b)	2.45%	(b)	2%
Period Ended June 30, 2004 (d)	9.05	(1.65%	)(a)	3	1.98%	(b)	2.59%	(b)	3.16%	(b)	17%
Class R
Six Months Ended March 31, 2007 (Unaudited)	$8.48	1.08%		$3	1.26%	(b)	3.12%	(b)	2.53%	(b)	6%
Year Ended September 30, 2006	8.78	2.62%		3	1.37%		3.20%		2.49%		45%
Year Ended September 30, 2005	8.89	1.01%		3	1.52%		3.03%		2.23%		8%
Period Ended September 30, 2004 (c)	9.31	3.66%	(a)	3	1.49%	(b)	3.03%	(b)	1.96%	(b)	2%
Period Ended June 30, 2004 (d)	9.05	(1.55%	)(a)	3	1.48%	(b)	3.09%	(b)	2.65%	(b)	17%
Class S
Six Months Ended March 31, 2007 (Unaudited)	$8.48	1.32%		$18,988	0.74%	(b)	3.61%	(b)	1.97%	(b)	6%
Year Ended September 30, 2006	8.78	3.17%		20,262	0.83%		3.74%		1.95%		45%
Year Ended September 30, 2005	8.89	1.52%		23,924	0.99%		3.54%		1.81%		8%
Period Ended September 30, 2004 (c)	9.31	3.78%	(a)	27,329	0.99%	(b)	3.48%	(b)	1.43%	(b)	2%
Year Ended June 30, 2004 (e)	9.05	(0.87%	)	28,186	0.99%		3.47%		1.35%		17%
Year Ended June 30, 2003	9.57	8.82%		39,045	0.99%		3.73%		1.04%		15%
Year Ended June 30, 2002	9.14	6.12%		36,435	0.99%		3.96%			(g)	12%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(a)	Not annualized.	(e)	The existing class of shares was designated Class S shares as of April 19, 2004.
(b)	Annualized.	(f)	Less than $0.01 or $(0.01) per share.
(c)	For the period from July 1, 2004 to September 30, 2004.	(g)	There were no waivers or reimbursements during the period.
(d)	For the period from April 19, 2004 (commencement of operations) to June 30, 2004.

See notes to financial statements.

18

  NOTES TO FINANCIAL STATEMENTS

March 31, 2007 (Unaudited)

1.   Organization

Tamarack Funds Trust (“Tamarack”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. Tamarack was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to Tamarack were reorganized as portfolios of Tamarack effective April 16, 2004. This semi-annual report includes the following two investment portfolios (“Funds”):

-  Tamarack Quality Fixed Income Fund (“Quality Fixed Income Fund”)
-  Tamarack Tax-Free Income Fund (“Tax-Free Income Fund”)

The Quality Fixed Income Fund offers five share classes: Class A, Class C, Class R, Class I, and Class S shares. The Tax-Free Income Fund offers four share classes: Class A, Class C, Class R and Class S shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered at net asset value (i.e. no front-end sales charge), but are subject to a CDSC of 1.00% for redemptions within 12 months of purchase. Class R shares (available to certain 401(k) and other employer-sponsored retirement plans), Class I shares (intended for investors meeting certain investment minimum thresholds) and Class S shares are not subject to either a front-end sales charge or a CDSC.

Voyageur Asset Management Inc. (“Voyageur”) acts as the investment advisor for Tamarack. The officers of Tamarack (“Fund Management”) are also employees of Voyageur or its affiliates.

2.   Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standard:

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

19

  NOTES TO FINANCIAL STATEMENTS

Security Valuation:

Bonds and other fixed income securities are generally valued on the basis of prices furnished by pricing services approved by Tamarack’s Board of Trustees (the “Board”). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue and trading characteristics other than market data and without exclusive reliance upon quoted prices of exchanges or over-the-counter prices, since these valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations with less than 60 days to maturity at time of purchase are valued at amortized cost, which approximates value, unless Fund Management determines that amortized cost no longer approximates market value due to credit or other impairments of the issuer. In such cases where a security price is unavailable, or where Fund Management determines that the value provided by the pricing services or amortized cost does not approximate fair value, from a pricing service, the Board has approved pricing and valuation procedures to determine a security’s fair value. Investments in open-end investment companies are valued at net asset value. Exchange traded financial futures are valued at the settlement price as established by the exchange on which they are traded.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except for on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income. Interest income on U.S. Treasury inflation indexed securities is accrued daily based upon the inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or portfolio management fees. Expenses incurred by Tamarack, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

Financial Instruments:

The Funds may engage in when-issued transactions. A Fund would record when-issued securities on the trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on the trade date and begin accruing interest on the

20

  NOTES TO FINANCIAL STATEMENTS

settlement date. When-issued securities are identified in the Schedule of Portfolio Investments.

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio or to hedge against market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying index. A Fund would recognize an unrealized gain or loss each day equal to these daily payments.

The Tamarack Quality Fixed Income Fund had the following open futures contracts at March 31, 2007:

Type	Number of Contracts	Expiration Date	Unrealized Depreciation	Notional Value

U.S. Treasury Long Bond	30	June 2007	$(5,072)	$3,337,500

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. net operating loss, expiring capital loss carryforward and foreign currency transactions), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

Securities Lending:

The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to 100% of the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a particular Fund.

21

  NOTES TO FINANCIAL STATEMENTS

The Funds will earn income for lending their securities from fees paid by borrowers and from the investment of cash collateral. The Funds will then pay the lending agent (Wells Fargo Bank) a percentage of the lending income. Securities lending income is presented net of such payments to the lending agent in the financial statements. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In the event that a borrower fails to return the lent security, the lending agent will indemnify the Funds based on the difference in value between the closing market value of the security on the date it should have been returned and the value of the cash collateral. The Funds assume all risk of loss from a decline in the value of the collateral investment and any resulting collateral deficiencies. In an effort to reduce these risks, Voyageur and Wells Fargo Bank will monitor the creditworthiness of the borrowers to which the Funds lend securities.

The following summarizes the value of securities that were on loan and the value of the cash held as collateral for these loans as of March 31, 2007. No securities or letters of credit were held by the Fund as collateral as of March 31, 2007.

	Value of Securities Loaned	Value of Collateral

Quality Fixed Income Fund	$1,672,184	$1,712,611

See page 39, Notes to Schedules of Portfolio Investments for a detailed breakdown of the investments purchased with the collateral received.

Credit Enhancement:

Certain obligations held in the portfolio have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e. AMBAC, FGIC and MBIA).

3.   Agreements and Other Transactions with Affiliates

Tamarack has entered into investment advisory agreements with Voyageur under which Voyageur manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay Voyageur a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, Voyageur is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate

Quality Fixed Income Fund	0.60%
Tax-Free Income Fund	0.85%

Effective January 29, 2007, Voyageur has contractually agreed to waive fees and/or to make payments in order to keep total operating expenses of the Class S and Class I shares of Quality Fixed Income Fund and Tax-Free Income Fund to 0.68% and 0.74%, respectively. Class A, C and R shares vary from these limits only by the addition of class-specific 12b-1 fees. These expense limitation agreements are in place until January 31, 2008. Voyageur may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice. The prior expense limitation agreement for Tax-Free Income

22

  NOTES TO FINANCIAL STATEMENTS

Fund was superseded by a new expense limitation agreement effective on January 29, 2007.

Voyageur serves as administrator to the Funds and BISYS Fund Services Ohio, Inc. (“BISYS”) serves as sub-administrator. Services provided under the administrative services contract includes providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under terms of the administrative services contract, Voyageur receives from each Fund a fee, payable monthly, at the annual rate of 0.10% of the Funds’ average daily net assets. For its services as sub-administrator, BISYS receives a fee payable by Voyageur out of Voyageur’s own resources.

Certain Officers and Trustees of the Funds are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

4.   Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Tamarack Distributors Inc. (the “Distributor”) acts as the Funds’ distributor. The Distributor is an affiliate of Voyageur. The Plan permits each Fund to make payments for, or to reimburse the Distributor monthly for, distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class.

	Class A		Class C	Class R

12b-1 Plan Fee	0.25	%*	1.00%	0.50%

Plan fees are based on average annual daily net assets of the applicable class. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part.

*The maximum Plan fee rate for Class A shares is 0.50%. The Distributor is contractually waiving 0.25% of the total 0.50% Plan fee for Class A through January 31, 2008.

For the period ended March 31, 2007, the Distributor received commissions of $152 from front-end sales charges of Class A shares of the Funds, of which $30 was paid to affiliated broker-dealers. The Distributor received no CDSC fees from the Funds during the period ended March 31, 2007.

5.   Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the period ended March 31, 2007 were as follows:

	Purchases (Excl. U.S. Govt.)	Sales (Excl. U.S. Govt.)	Purchases of U.S. Govt.	Sales of U.S. Govt.

Quality Fixed Income Fund	$8,555,494	$7,373,095	$6,254,248	$12,881,988
Tax Free Income Fund	1,044,737	2,156,823	—	—

6. Capital Share Transactions

Tamarack is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in shares of the Funds are summarized on the following pages:

23

  NOTES TO FINANCIAL STATEMENTS

Tamarack Quality Fixed Income Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$67,012	$148,244
Dividends reinvested	6,505	40,049
Cost of shares redeemed	(128,088)	(940,497)

Change in Class A	$(54,571)	$(752,204)

Class I
Proceeds from shares issued	$—	$631
Dividends reinvested	13,335	45,915
Cost of shares redeemed	(625,031)	(1,431,549)

Change in Class I	$(611,696)	$(1,385,003)

Class C
Proceeds from shares issued	$—	$—
Dividends reinvested	62	137
Cost of shares redeemed	—	—

Change in Class C	$62	$137

Class R
Proceeds from shares issued	$—	$238
Dividends reinvested	148	335
Cost of shares redeemed	—	(2,083)

Change in Class R	$148	$(1,510)

Class S
Proceeds from shares issued	$212,519	$1,011,639
Dividends reinvested	1,110,111	2,867,639
Cost of shares redeemed	(6,737,459)	(16,379,820)

Change in Class S	$(5,414,829)	$(12,500,542)

Change in net assets resulting from capital transactions	$(6,080,886)	$(14,639,122)

SHARE TRANSACTIONS:
Class A
Issued	7,048	15,718
Reinvested	684	4,245
Redeemed	(13,490)	(100,744)

Change in Class A	(5,758)	(80,781)

Class I
Issued	—	65
Reinvested	1,402	4,852
Redeemed	(65,373)	(150,958)

Change in Class I	(63,971)	(146,041)

Class C
Issued	—	—
Reinvested	7	14
Redeemed	—	—

Change in Class C	7	14

Class R
Issued	—	25
Reinvested	15	36
Redeemed	—	(219)

Change in Class R	15	(158)

Class S
Issued	22,354	107,042
Reinvested	116,740	303,879
Redeemed	(707,631)	(1,736,406)

Change in Class S	(568,537)	(1,325,485)

Change in shares resulting from capital transactions	(638,244)	(1,552,451)

24

  NOTES TO FINANCIAL STATEMENTS

Tamarack Tax-Free Income Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,813	$—
Dividends reinvested	3,261	3,077
Cost of shares redeemed	(1,188)	(101,052)

Change in Class A	$6,886	$(97,975)

Class C
Proceeds from shares issued	$—	$—
Dividends reinvested	146	119
Cost of shares redeemed	—	—

Change in Class C	$146	$119

Class R
Proceeds from shares issued	$—	$—
Dividends reinvested	156	137
Cost of shares redeemed	—	—

Change in Class R	$156	$137

Class S
Proceeds from shares issued	$115,076	$578,362
Dividends reinvested	682,906	704,416
Cost of shares redeemed	(1,393,217)	(4,621,392)

Change in Class S	$(595,235)	$(3,338,614)

Change in net assets resulting from capital transactions	$(588,047)	$(3,436,333)

SHARE TRANSACTIONS:
Class A
Issued	567	—
Reinvested	380	352
Redeemed	(137)	(11,507)

Change in Class A	810	(11,155)

Class C
Issued	—	—
Reinvested	17	14
Redeemed	—	—

Change in Class C	17	14

Class R
Issued	—	—
Reinvested	19	15
Redeemed	—	—

Change in Class R	19	15

Class S
Issued	13,310	65,917
Reinvested	79,926	80,540
Redeemed	(162,503)	(528,427)

Change in Class S	(69,267)	(381,970)

Change in shares resulting from capital transactions	(68,421)	(393,096)

7.   Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48

25

  NOTES TO FINANCIAL STATEMENTS

provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed its analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

The tax cost of securities differ from financial reporting cost by the amount of losses recognized for financial reporting purposes in excess of those allowed to be recognized for federal income tax purposes. As of March 31, 2007, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Quality Fixed Income Fund	$57,993,839	$345,442	$(546,373)	$(200,931)
Tax-Free Income Fund	18,390,764	476,701	(2,359)	474,342

The tax character of distributions as of the latest fiscal year ended September 30, 2006 were as follows:

	Distribution Paid From

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Tax Exempt Distributions	Total Distributions Paid*

Quality Fixed Income Fund	$3,339,851	$—	$3,339,851	$98,227	$—	$3,438,078
Tax-Free Income Fund	35,911	146,532	182,443	—	835,188	1,017,631

*Total Distributions Paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2006 the components of accumulated earnings/(deficits) on a tax basis was as follows:

	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ (Deficits)

Quality Fixed Income Fund	$—	$—	$—	$(34,181)	$(3,272,475)	$(626,745)	$(3,933,401)
Tax-Free Income Fund	19,715	563,909	583,624	(19,704)	—	654,667	1,218,587

As of September 30, 2006, the following additional information is available regarding capital losses:

26

  NOTES TO FINANCIAL STATEMENTS

The following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Capital Loss Carryforward	Expires

Quality Fixed Income Fund	$672,204	2012
	70,674	2014

As of September 30, 2006, the following Fund had net capital loss carryforwards as successor to a merger and subject to certain limitations on utilization. To the extent that these carryforwards are utilized, it is probable that the realized gains that are offset will not be required to be distributed to shareholders.

	Capital Loss Carryforward	Expires

Quality Fixed Income Fund	$1,604	2009
	702,251	2010
	1,229,732	2011

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2007:

Deferred Post-October Capital Losses

Quality Fixed Income Fund	$596,010

8.   Market Timing

Tamarack strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by Voyageur. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. Tamarack also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of Tamarack’s policies on market timing and/or excessive trading. During the period ended March 31, 2007 the redemption fees collected by each Fund were as follows:

Amounts

Quality Fixed Income Fund	$6

27

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Municipal Bonds – 4.86%
Arizona – 0.36%
$100,000	Tucson Certificate of Participation, 4.30%, 7/1/10 (Credit Support: MBIA)	$97,514
105,000	Tucson Certificate of Participation, 4.55%, 7/1/11 (Credit Support: MBIA)	102,463

		199,977

California – 1.44%
370,000	Alameda County Pension Obligation, Series B, 4.60%, 12/1/09 (Credit Support: MBIA) (f)	323,891
355,000	Los Angeles Community Redevelopment Agency, 5.90%, 9/1/35 (Credit Support: RADIAN)	343,590
135,000	San Diego Metro Transportation Development Board, 3.86%, 12/1/09 (Credit Support: MBIA)	131,468

		798,949

Illinois – 0.74%
425,000	Bensenville Taxable-Debt Series E, 4.65%, 12/1/11	407,941

Indiana – 0.37%
210,000	State Bond Bank Revenue, 5.26%, 7/15/18 (FGIC Insured)	207,173

Nebraska – 0.94%
200,000	Saunders County School District No. 072, 6.15%, 12/15/16	200,828
320,000	Saunders County School District No. 107, 6.15%, 12/15/16	321,325

		522,153

New Jersey – 0.33%
180,000	New Jersey Economic Development Authority Revenue, Series B, 5.18%, 11/1/15	180,272

Texas – 0.68%
390,000	San Antonio Convention Center Hotel Finance Corp. Contract Revenue, 5.10%, 7/15/20 (Credit Support: AMBAC)	376,884

Total Municipal Bonds (Cost $2,730,174)		2,693,349

Asset Backed Securities – 0.13%
Banking & Financial Services – 0.13%
49,401	Countrywide Home Equity Loan Trust, Series 2004-G, Class 2A, 5.54%, 12/15/29 (b)	49,469
4,377	New Century Home Equity Loan Trust, Series 1997-NC5, Class A6, 6.70%, 10/25/28 (b)	4,358
20,177	Vanderbilt Mortgage Finance, Series 2002-C, Class A2, 4.23%, 2/7/15	20,156

Total Asset Backed Securities (Cost $73,870)		73,983

Collateralized Mortgage Obligations – 25.47%
Banking & Financial Services — 25.47%
673,673	Banc of America Funding Corp., Series 2004-F, Class 2A7, 4.15%, 7/25/34 (b)	660,723
158,741	Banc of America Funding Corp., Series 2005-D, Class B1, 4.11%, 5/25/35 (b)	157,087
550,127	Banc of America Funding Corp., Series 2006-A, Class 2A1, 5.43%, 2/25/36 (b)	551,915
723,511	Bank of America Funding Corp., Series 2006-R2, Class A1, 6.06%, 7/30/46 (b)(d)	729,898
296,171	Bank of America Mortgage Securities, Series 2003-J, Class B2b, 4.56%, 11/25/33 (b)	288,674
269,802	Bank of America Mortgage Securities, Series 2004-D, Class B1b, 3.96%, 5/25/34 (b)	263,593
540,157	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-9, Class 3A2, 4.97%, 2/25/34 (b)	538,669

28

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Shares or Principal Amount		Value

$89,774	Citigroup Mortgage Loan Trust, Inc., Series 2005-3, Class 2A2A, 4.70%, 6/25/35	$88,883
1,363,651	Countrywide Alternative Loan Trust, Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	1,344,430
884,000	Countrywide Alternative Loan Trust, Series 2005-4, Class 1A5, 4.97%, 7/25/35 (b)	867,898
480,434	Countrywide Alternative Loan Trust, Series 2005-73CB, Class 1A1, 5.50%, 1/25/36	482,516
338,261	Countrywide Alternative Loan Trust, Series 2006-9T1, Class A7, 6.00%, 5/25/36	341,503
388,821	Countrywide Home Loans, Series 2003-21, Class B2, 4.71%, 5/25/33 (b)	381,263
161,430	CS First Boston Mortgage Securities Corp., Series 2004-7, Class 5A1, 5.00%, 10/25/19	160,076
474,552	First Horizon Mortgage Pass-Through Trust, Series 2004-AR1, Class B2, 5.15%, 2/25/34 (b)	468,509
606,243	GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1, 4.56%, 11/25/35 (b)	601,354
480,000	Homebanc Mortgage Trust, Series 2006-1, Class 3A2, 5.91%, 4/25/37 (b)	488,185
256,696	JP Morgan Mortgage Trust, Series 2004-A4, Class 2A2, 4.61%, 9/25/34 (b)	252,210
243,464	JP Morgan Mortgage Trust, Series 2004-S1, Class 1A7, 5.00%, 8/25/19	238,824
440,290	Merrill Lynch Mortgage Investors Trust, Series 2005-A5, Class M1, 4.88%, 6/25/35 (b)	431,299
958,185	Merrill Lynch Mortgage Investors Trust, Inc., Series 2005-A1, Class 2A1, 4.54%, 12/25/34 (b)	952,151
2,762	Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A, 7.48%, 2/25/34 (b)	2,790
427,589	Residential Funding Mortgage Securities, Inc., Series 2004-S5, Class 2A1, 4.50%, 5/25/19	418,328
169,300	Sequoia Mortgage Trust, Series 2003-4, Class 1B2, 6.64%, 7/20/33 (b)	169,353
425,000	Sequoia Mortgage Trust, Series 2003-4, Class 2B4, 6.56%, 7/20/33 (b)	417,563
60,723	Structured Asset Securities Corp., Series 2002-11A, Class 2A1, 5.60%, 6/25/32	60,501
457,460	Structured Asset Securities Corp., Series 2003-30, Class 1A1, 5.50%, 10/25/33	449,097
172,942	Vendee Mortgage Trust, Series 1992-1, Class 2Z, 7.75%, 5/15/22	182,793
853,471	Washington Mutual, Inc., Series 2003-S11, Class 1A, 5.00%, 11/25/33	824,589
585,794	Washington Mutual, Inc., Series 2005-8, Class 1A8, 5.50%, 10/25/35	586,284
264,242	Washington Mutual, Series 2004-AR7, Class B1, 3.94%, 7/25/34 (b)	257,200
346,339	Wells Fargo Mortgage Backed Securities Trust, Series 2004-P, Class B1, 4.25%, 9/25/34 (b)	339,372
124,564	Wells Fargo Mortgage Backed Securities Trust, Series 2006-20, Class B4, 5.50%, 12/25/21	111,635

Total Collateralized Mortgage Obligations (Cost $14,124,068)		14,109,165

Commercial Mortgage-Backed Securities – 4.89%
Banking & Financial Services — 4.89%

29

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Shares or Principal Amount		Value

$419,923	ABN AMRO Mortgage Corp., Series 2003-12, Class 1A, 5.00%, 12/25/33	$406,574
360,000	Flagstar Home Equity Loan Trust, 5.77%, 1/25/35 (d)	359,993
782,783	JP Morgan Commercial Mortgage Finance Corp., Series 1999-C7, Class A2, 6.51%, 10/15/35	792,168
500,000	LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4, 4.37%, 3/1/36	474,170
702,024	Master Asset Securitization Trust, Series 2003-12, Class 6A1, 5.00%, 12/25/33	677,939

Total Commercial Mortgage-Backed Securities (Cost $2,758,259)		2,710,844

Corporate Bonds – 32.49%
Agriculture – 0.30%
170,000	Bunge Limited Finance Co., 4.38%, 12/15/08	167,279

Apparel – 0.12%
65,000	Hanes Brands, Inc., 8.74%, 12/15/14 (b)(c)(d)	66,219

Auto Parts & Equipment – 0.24%
128,000	Titan International, Inc., 8.00%, 1/15/12 (d)	131,680

Banks – 5.00%
213,000	Barclays Bank PLC, 6.28%, 12/29/49, Perpetual Call 12/15/34 @ 100	214,027
164,000	Chase Capital II, Series B, 5.86%, 2/1/27, Callable 6/18/07 @ 100.00 (b)	160,224
136,000	Chase Capital III, Series C, 5.91%, 3/1/27 (b)	133,027
179,000	Frist National Bank, 6.88%, 8/1/11	190,178
382,000	NB Capital Trust III, 5.91%, 1/15/27 (b)	372,394
430,000	North Fork Bancorp., 5.00%, 8/15/12	429,456
212,000	Popular North America, Inc., MTN, 5.65%, 4/15/09	213,285
435,000	Rabobank Capital II, 5.26%, 12/29/49 (d)	423,233
268,000	RBS Capital Trust III, 5.51%, 9/29/49, Perpetual Call 9/30/14 @ 100 (b)	263,681
374,000	Wachovia Capital Trust II, 5.86%, 1/15/27 (b)	363,296

		2,762,801

Beverages – 0.42%
229,000	Diageo Finance, 5.50%, 4/1/13	230,499

Building Materials – 0.20%
110,000	Texas Industries, Inc., 7.25%, 7/15/13	113,300

Chemicals – 1.88%
280,000	Equistar Chemical LP, 10.13%, 9/1/08	294,700
300,000	MacDermid, Inc., 9.13%, 7/15/11	314,439
86,000	Methanex Corp., 8.75%, 8/15/12	95,460
160,000	Mosaic Co., 7.63%, 12/1/16 (d)	168,800
155,000	Potash Corp., 7.75%, 5/31/11	169,169

		1,042,568

Coal – 0.20%
114,000	Arch Western Finance, 6.75%, 7/1/13	112,148

Commercial Services – 0.36%
128,000	Corrections Corporation of America, 6.25%, 3/15/13	128,000
72,000	Service Corp. International, 6.75%, 4/1/15 (d)	71,910

		199,910

Distribution/Wholesale – 0.33%
183,000	Owens & Minor Inc., 6.35%, 4/15/16	184,494
Diversified Financial Services – 3.92%

30

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Shares or Principal Amount		Value

$138,000	American General Finance, MTN, 4.88%, 7/15/12	$135,655
299,000	Bear Stearns Co., Inc., 5.59%, 1/31/11 (b)	299,352
475,000	Fort Knox Military Housing, 5.66%, 2/15/52, Callable 5/14/07 @ 100.00 (b)(d)	467,363
300,000	Jefferies Group, Inc., 7.50%, 8/15/07	301,418
295,000	Morgan Stanley, 5.66%, 1/9/14 (b)	294,648
199,000	One America Financial Partners, 7.00%, 10/15/33 (d)	205,849
206,500	Pemex Finance Ltd., 9.69%, 8/15/09	217,715
250,000	Preferred Term Securities XXV, Inc., 0.03%, 6/22/37 (d)	247,500

		2,169,500

Electric – 1.25%
242,000	Energy East Corp., 6.75%, 7/15/36	255,738
129,000	Nevada Power Co., Series A, 8.25%, 6/1/11	141,851
132,000	New York State Gas & Electric, 4.38%, 11/15/07	131,134
158,000	Public Services Co. of Oklahoma, 6.15%, 8/1/16	162,153

		690,876

Electrical Components & Equipment – 0.30%
166,000	Ametek, Inc., 7.20%, 7/15/08	168,807

Electronics – 0.41%
244,000	Thermo Electron Corp., 5.00%, 6/1/15	229,169

Engineering & Construction – 0.26%
135,000	Dycom Industries, Inc., 8.13%, 10/15/15	141,750

Food – 0.36%
198,000	Dean Foods Co., 6.63%, 5/15/09	200,475

Healthcare – Products — 0.27%
146,000	Baxter International, 5.90%, 9/1/16	150,669

Healthcare – Services – 0.31%
176,000	Laboratory Corp. of America, 5.50%, 2/1/13	172,386

Home Builders – 0.66%
116,000	KB Home, 5.75%, 2/1/14	103,696
260,000	Lennar Corp., 6.10%, 3/19/09 (b)	260,209

		363,905

Insurance – 4.14%
226,000	American International Group, 6.25%, 3/15/37	219,970
300,000	Americo Life, Inc., 7.88%, 5/1/13 (d)	308,361
195,000	Arch Capital Group Ltd., 7.35%, 5/1/34	211,475
375,000	ING Capital Funding Trust III, 8.44%, 12/31/49	414,015
133,000	Metlife Inc., 6.40%, 12/15/36, Callable 12/15/31 @ 100.00	129,860
247,000	Navigators Group, Inc., 7.00%, 5/1/16	255,350
255,000	NLV Financial Corp., 7.50%, 8/15/33 (d)	281,836
225,000	Selective Insurance Group, 6.70%, 11/1/35	222,165
250,000	Unitrin, Inc., 4.88%, 11/1/10	245,837

		2,288,869

Iron/Steel – 0.87%
300,000	Steel Dynamics, Inc., 9.50%, 3/15/09	306,750
60,000	Steel Dynamics, Inc., 6.75%, 4/1/15, Callable 4/1/11 @ 103.38 (d)	60,075
110,000	United States Steel Corp., 9.75%, 5/15/10	115,500

		482,325

Leisure Time – 0.23%
116,000	Royal Caribbean Cruises, 8.75%, 2/2/11	127,019

Lodging – 0.21%
109,000	Starwood Hotels and Resorts, 7.88%, 5/1/12	117,137

Machinery – Diversified — 1.33%

31

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Shares or Principal Amount		Value

$122,000	Baldor Electric Co., 8.63%, 2/15/17, Callable 2/15/12 @ 104.3125	$129,015
228,000	IDEX Corp., 6.88%, 2/15/08	230,554
190,000	Joy Global Inc., 6.00%, 11/15/16	191,363
187,000	Westinghouse Air Brake Technologies Corp., 6.88%, 7/31/13	187,000

		737,932

Media – 1.73%
128,000	Echostar DBS Corp., 5.75%, 10/1/08	128,160
255,000	News America Holdings, Inc., 7.70%, 10/30/25	290,381
129,000	Rogers Cable, Inc., 7.88%, 5/1/12	140,288
242,000	TCI Communications, Inc., 9.80%, 2/1/12	286,505
92,000	Time Warner Cos., Inc., 9.15%, 2/1/23	114,590

		959,924

Office Furnishings – 0.37%
198,000	Steelcase, Inc., 6.50%, 8/15/11	203,335

Oil & Gas – 1.20%
139,000	Anadarko Petroleum Corp., 5.00%, 10/1/12	135,359
113,000	Berry Petroleum Co., 8.25%, 11/1/16	112,435
106,000	Chesapeake Energy Corp., 7.50%, 9/15/13	110,770
207,000	Forest Oil Corp., 8.00%, 6/15/08	211,398
95,000	Plains Exploration, Inc., 7.00%, 3/15/17, Callable 3/15/12 @ 103.50	95,475

		665,437

Pharmaceuticals – 0.42%
143,000	Mylan Laboratories, Inc., 5.75%, 8/15/10	142,285
92,000	NBTY, Inc., 7.13%, 10/1/15	92,575

		234,860

Pipelines – 1.34%
100,000	Atlas Pipeline Partners, 8.13%, 12/15/15	103,000
198,000	Boardwalk Pipeline LP, 5.88%, 11/15/16	198,347
46,000	Duke Capital Corp., 7.50%, 10/1/09	48,397
131,000	Kinder Morgan Energy Partners, 6.50%, 2/1/37	130,641
248,000	Texas East Transmission Corp., 7.30%, 12/1/10	263,568

		743,953

Real Estate Investment Trusts – 2.64%
205,000	CPG Partners LP, 3.50%, 3/15/09	198,668
126,000	Duke Realty LP, 5.63%, 8/15/11	127,461
192,000	Federal Realty Investment Trust, 8.75%, 12/1/09	208,954
50,000	Federal Realty Investment Trust, 5.40%, 12/1/13	49,801
134,000	Healthcare Realty Trust, 8.13%, 5/1/11	145,961
250,000	Kimco Realty Corp., MTN, 7.86%, 11/1/07	253,015
216,000	Liberty Property LP, 5.50%, 12/15/16	214,496
259,000	Realty Income Corp., 5.95%, 9/15/16	265,761

		1,464,117

Retail – 0.73%
97,000	Dollar General Corp., 8.63%, 6/15/10	103,184
302,000	Home Depot, Inc., 5.25%, 12/16/13	299,910

		403,094

Software – 0.25%
138,000	Fiserv, Inc., 4.00%, 4/15/08	135,857

Transportation – 0.24%
125,000	Navios Maritime Holdings, 9.50%, 12/15/14 (d)	130,156

Total Corporate Bonds (Cost $17,956,508)		17,992,450

U.S. Government Agency Backed Mortgages – 23.38%
Federal National Mortgage Association – 6.26%
1,050,000	Pool # 45041, 6.00%, 4/15/37	1,057,547

32

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Shares or Principal Amount		Value

$ 248	Pool # 529175, 7.00%, 2/1/30	$258
685,629	Pool # 841068, 4.19%, 11/1/34 (b)	678,927
625,206	Pool #885632, 6.50%, 9/1/36	637,789
271,563	Series 2002-W11, Class AF5, 4.98%, 11/25/32 (b)	269,082
445,000	Series 2003-T1, Class B, 4.49%, 11/25/12	433,197
405,000	Series 2005-W2, Class A8, 5.41%, 5/25/35	392,898

		3,469,698

Federal Home Loan Mortgage Corporation – 11.44%
3,339	Pool # 051686, 8.00%, 2/1/09	3,365
305	Pool # 072923, 8.25%, 1/1/09	307
9,609	Pool # 124425, 9.25%, 10/1/20	10,351
14,410	Pool # 170170, 9.00%, 6/1/16	15,378
365,718	Pool # 1B0899, 3.93%, 6/1/33 (b)	364,516
593,091	Pool # 1B2721, 4.38%, 1/1/35 (b)	587,160
865,766	Pool # 254764, 5.50%, 6/1/23	863,342
9,413	Pool # 306588, 8.00%, 10/1/18	9,831
38,001	Pool # 380828, 6.42%, 11/1/08 (b)	38,333
401	Pool # 519217, 7.00%, 2/1/30	419
25,263	Pool # 626582, 5.50%, 3/1/17	25,388
136,718	Pool # 635169, 5.00%, 8/1/17	135,249
47,778	Pool # 644943, 5.50%, 5/1/17	48,014
339,124	Pool # 707578, 5.00%, 4/1/33	328,509
454,515	Pool # 731252, 5.00%, 8/1/33	440,289
411,249	Pool # 740447, 4.50%, 9/1/18	399,271
461,714	Pool # 810896, 4.84%, 1/1/35 (b)	460,563
50,229	Pool # C00921, 7.50%, 2/1/30	52,541
1,322	Pool # D09479, 9.00%, 10/1/18	1,351
20,145	Pool # G10625, 8.00%, 1/1/12	20,904
474,345	Pool # G11771, 6.00%, 6/1/20	482,966
639,422	Pool # J03251, 6.00%, 8/1/21	650,064
9,525	Series 1988-16, Class B, 9.50%, 6/25/18	10,288
770,000	Series 1997-M9, 6.52%, 7/25/16	811,625
505,000	Series 2004-32, Class AY, 4.00%, 5/25/19	456,659
117,091	Series 2178, Class PB, 7.00%, 8/15/29	120,308

		6,336,991

Government National Mortgage Association – 5.68%
44,205	Pool # 003132, 6.00%, 9/20/31	44,857
111,423	Pool # 003296, 6.00%, 10/20/32	113,017
278	Pool # 015750, 7.50%, 7/15/07	279
3,462	Pool # 019081, 8.00%, 10/15/07	3,481
932	Pool # 152589, 9.50%, 4/15/16	1,011
16,835	Pool # 269020, 9.50%, 1/15/19	18,409
1,103	Pool # 275465, 9.50%, 9/15/19	1,206
10,262	Pool # 342206, 6.50%, 12/15/23	10,547
7,068	Pool # 361064, 6.50%, 8/15/23	7,264
7,018	Pool # 363767, 6.50%, 11/15/23	7,213
32,756	Pool # 376510, 7.00%, 5/15/24	34,246
284,448	Pool # 380866, 7.00%, 3/15/24	297,385
19,982	Pool # 398964, 7.50%, 11/15/11	20,561
3,146	Pool # 433258, 7.50%, 10/15/11	3,237
15,208	Pool # 433263, 7.50%, 10/15/11	15,649
14,511	Pool # 441009, 8.00%, 11/15/26	15,402
271,744	Pool # 442164, 8.00%, 12/15/26	288,435
209,980	Pool # 481547, 6.00%, 1/15/33	213,270

33

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Shares or Principal Amount		Value

$ 3,485	Pool # 485682, 6.50%, 8/15/31	$3,586
2,011	Pool # 549180, 6.00%, 5/15/31	2,043
49,019	Pool # 552381, 6.00%, 2/15/32	49,781
36,837	Pool # 558945, 6.00%, 4/15/33	37,398
8,541	Pool # 565982, 7.00%, 7/15/32	8,934
4,278	Pool # 568184, 6.50%, 11/15/31	4,402
66,797	Pool # 578345, 6.00%, 8/15/32	67,837
39,503	Pool # 584369, 7.00%, 4/15/32	41,318
102,677	Pool # 584486, 6.00%, 6/15/32	104,275
21,929	Pool # 591571, 7.50%, 7/15/32	22,868
10,319	Pool # 591581, 7.00%, 8/15/32	10,793
157,032	Pool # 592154, 5.00%, 8/15/33	153,052
198,989	Pool # 597857, 5.00%, 8/15/33	193,945
57,768	Pool # 598131, 6.00%, 3/15/33	58,647
163,011	Pool # 780332, 8.00%, 11/15/09	166,591
185,032	Pool # 781124, 7.00%, 12/15/29	193,569
151,776	Series 2001-58, Class B, 5.14%, 6/16/23 (b)	152,030
490,000	Series 2004-12, Class C, 5.15%, 12/16/40	478,818
305,000	Series 2004-25, Class BA, 4.93%, 11/16/44	301,390

		3,146,746

Total U.S. Government Agency Backed Mortgages (Cost $13,030,652)		12,953,435

U.S. Government Agency Obligations – 6.31%
New Valley Generation IV – 0.16%
91,747	Pool # 182177, 4.69%, 1/15/22	90,044

Small Business Administration – 6.15%
2,465	Series 1988-20G, Class 1, 9.80%, 7/1/08	2,509
781	Series 1988-20H, Class 1, 10.05%, 8/1/08	798
1,915	Series 1989-20D, Class 1, 10.05%, 4/1/09	1,963
576,546	Series 2004-10B, Class 1, 4.68%, 9/10/14	563,071
280,411	Series 2004-20K, Class 1, 4.88%, 11/1/24	276,495
607,021	Series 2005-10A, Class 1, 5.04%, 3/10/15	600,501
276,415	Series 2005-20A, Class 1, 4.86%, 1/1/25	271,981
592,016	Series 2005-20D, Class 1, 5.11%, 4/1/25	590,702
572,241	Series 2005-20G, Class 1, 4.75%, 7/1/25	558,247
554,218	Series 2005-P10A, Class 1, 4.64%, 2/10/15	539,513

		3,405,780

Total U.S. Government Agency Obligations (Cost $3,555,776)		3,495,824

U.S. Treasury Bonds – 0.33%
174,000	5.38%, 2/15/31 (c)	185,500

Total U.S. Treasury Bonds (Cost $187,946)		185,500

U.S. Treasury Inflation Protection Bonds – 2.56%
1,390,000	2.38%, 1/15/17 (c)(e)	1,415,840

Total U.S. Treasury Inflation Protection Bonds (Cost $1,404,763)		1,415,840

Investment Companies – 0.75%
415,782	Wells Fargo Prime Investment Money Market Fund	415,782

Total Investment Companies (Cost $415,782)		415,782

Investment of Cash Collateral for Securities on Loan – 3.10%
1,712,611	Various Securities (see Notes to Schedules of Portfolio Investments for collateral information)	1,712,611

Total Investment of Cash Collateral for Securities on Loan (Cost $1,712,611)		1,712,611

34

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Quality Fixed Income Fund (cont.)

Shares or Principal Amount	Value

Total Investments (Cost $57,950,409) (a) – 104.27%	$57,758,783
Liabilities in excess of other assets – (4.27)%	(2,364,094)

NET ASSETS – 100.00%	$55,394,689

(a)   See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

(b)   Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2007. The maturity date represents the actual maturity date.

(c)   All or part of this security has been loaned as of March 31, 2007.

(d)   Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.

(e)   TIPS Security – par has not been adjusted for inflation.

(f)   Rate represents the effective yield at purchase.

Abbreviations used are defined below:

MTN – Medium Term Note

AMBAC – Ambac Assurance Corporation

FGIC – Financial Guaranty Insurance Corporation

MBIA – MBIA Insurance Corporation

RADIAN – RADIAN Group, Inc.

See notes to financial statements.

35

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Income Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Municipal Bonds – 96.95%
California – 2.92%
$500,000	Santa Rosa Waste Water Revenue, Series B, 6.00%, 9/1/15, (FGIC Insured)	$557,765

Colorado – 3.35%
500,000	Arkansas River Power Authority Power Revenue, 5.00%, 10/1/14, (XLCA Insured) (b)	538,460
100,000	Denver West Metropolitan District Colorado, Series B, 5.70%, 12/1/17, Callable 12/1/07 @ 100	100,639

		639,099

Florida – 4.54%
500,000	Miami-Dade County Special Obligation, 5.91%, 10/1/15, (MBIA Insured), Callable 4/1/08 @ 69.48 (c)	333,410
500,000	State Board of Education, Series J, 5.00%, 6/1/19, Callable 6/1/13 @ 101	532,640

		866,050

Illinois – 7.83%
500,000	Chicago, Series B, 5.13%, 1/1/22, (AMBAC Insured)	558,605
500,000	Cook County Township High School District, 5.50%, 12/1/19	573,360
350,000	State Financial Authority Revenue (Chicago Charter School Foundation), 5.00%, 12/1/21	361,900

		1,493,865

Indiana – 19.19%
380,000	Anderson Indiana Economic Development Revenue (Anderson University), 5.00%, 10/1/19	391,145
500,000	Anderson School Building Corp., 5.00%, 7/15/17, (FSA Insured) (b)	545,299
180,000	Boone County Indiana Redevelopment, Series B, 4.80%, 8/1/17, Callable 2/1/16 @ 100 (b)	182,837
135,000	Boone County Indiana Redevelopment, Series B, 4.85%, 2/1/18, Callable 2/1/16 @ 100 (b)	137,221
500,000	Hamilton County Optional Income Tax Revenue, 4.25%, 7/10/08, Callable 1/23/08 @ 100 (b)	500,200
450,000	Indiana Bond Bank Revenue, Series A, 5.00%, 8/1/16, (FSA Insured) (b)	489,465
500,000	IPS Multi-School Building Corp., 4.00%, 1/15/13, (FSA Insured) (b)	505,640
100,000	Munster Municipal Center Corp., 4.25%, 7/15/11 (b)	100,813
445,000	Munster Municipal Center Corp., 4.70%, 7/15/17, Callable 1/15/14 @100 (b)	454,559
345,000	Noblesville Multi-School Building Corp., 4.00%, 1/15/14, (FGIC Insured) (b)	349,899

		3,657,078

Louisiana – 3.05%
400,000	Louisiana State Bond Commission, Series B, 5.00%, 7/15/11, (CIFG Insured) (b)	420,389
150,000	Louisiana State Bond Commission, Series B, 5.00%, 7/15/15, (CIFG Insured) (b)	162,123

		582,512

Maryland – 1.98%
350,000	Baltimore Convention Center Hotel Revenue, Series A, 5.00%, 9/1/14, (XLCA Insured) (b)	378,294

Massachusetts – 9.12%
600,000	State Construction Loan, Series E, 5.38%, 1/1/17, Pre-refunded 1/1/13 @ 100	649,908

36

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Income Fund (cont.)

Shares or Principal Amount		Value

$1,000,000	State Health & Education Facilities Authority (Partners Healthcare), Series C, 5.75%, 7/1/12, Callable 7/1/11 @ 100	$1,089,520

		1,739,428

Michigan – 1.42%
250,000	State Building Authority, Series III, 5.38%, 10/15/16, Callable 10/15/12 @ 100	271,028

Missouri – 1.39%
250,000	State Development Finance Board, 5.25%, 3/1/15	265,943

New Hampshire – 2.69%
500,000	Higher Education & Health Facility (Franklin Pierce Law Center), 5.50%, 7/1/18, Callable 7/1/08 @ 101	513,355

Ohio – 1.18%
225,000	Ohio State Higher Educational Facility Revenue, (John Carroll University), 4.00%, 4/1/09	225,214

Oklahoma – 10.69%
225,000	Jay Oklahoma Industrial Authority Lease Revenue, (Jay Public Schools), 4.75%, 9/1/10	228,526
500,000	McClain County Economic Development Authority (New Castle Public Schools), 5.00%, 9/1/11	514,910
380,000	Oklahoma Baptist University Authority, 5.25%, 12/1/14 (b)	402,557
300,000	Pottawatomie County Facilities Authority Educational Faculty Lease Revenue, (Shawnee Public School), 5.00%, 9/1/10	308,976
230,000	Pottawatomie County Facilities Authority Educational Faculty Lease Revenue, (Tecumseh Public Schools), 4.75%, 9/1/13	234,572
100,000	Pottawatomie County Facilities Authority Educational Facilities Lease Revenue, (Tecumseh Public Schools), 4.75%, 9/1/14	102,062
245,000	Tulsa Industrial Authority Student Housing Revenue, (University of Tulsa), 4.30%, 10/1/12 (b)	247,266

		2,038,869

South Carolina – 1.20%
220,000	Lexington One School Facilities Corp. Installment Purchase Revenue, (Lexington County School District No.1), 5.00%, 12/1/10 (b)	228,774

South Dakota – 1.11%
210,000	West Central School District No. 49-7, 4.00%, 8/15/11, (FSA Insured), Callable 4/1/11 @ 100	212,239

Texas – 12.47%
190,000	Keller Texas Certificates Obligation, 4.25%, 2/15/08, (CIFG Insured)	191,033
100,000	Northeast Travis County Utility District, 4.50%, 9/1/13, Callable 9/1/11 @ 100	101,313
65,000	Northeast Travis County Utility District, 4.60%, 9/1/14, Callable 9/1/11 @ 100	65,956
90,000	Northeast Travis County Utility District, 4.65%, 9/1/15, Callable 9/1/11 @ 100	91,358
170,000	Plano Independent School District, 5.38%, 2/15/16, (PSF-GTD Insured), Callable 2/15/11 @ 100	179,780
500,000	San Antonio Electric & Gas, 5.38%, 2/1/15	552,135
500,000	Socorro Independent School District, Series A, 4.50%, 8/15/32, (PSF-GTD Insured), Callable 8/15/15 @ 100	498,475

37

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Income Fund (cont.)

Shares or Principal Amount		Value

$135,000	State Water Development, Series D, 5.50%, 8/1/07	$135,795
500,000	University of Texas Revenue, Series B, 5.25%, 8/15/19	560,469

		2,376,314

Washington – 6.38%
55,000	Adams County Washington Park & Recreation District No.4, 4.13%, 12/1/15	54,977
100,000	Adams County Washington Park & Recreation District No.4, 4.13%, 12/1/16	99,562
1,000,000	Seattle Municipal Light & Power, 5.63%, 12/1/16, Callable 12/1/10 @ 100	1,061,380

		1,215,919

Wisconsin – 6.44%
500,000	Kewaskum Waterworks & Sewer System Revenue, 4.50%, 6/1/07 (b)	500,370
300,000	Manitowoc Electric Revenue, (Power System), 5.00%, 8/1/10	309,897
400,000	State Health & Educational Facilities Authority Revenue (Marshfield Clinic), 5.00%, 2/15/17, Callable 2/15/16 @ 100	417,140

		1,227,407

Total Municipal Bonds (Cost $18,014,811)		18,489,153

Investment Companies – 1.97%
375,953	Wells Fargo National Tax-Free Money Market Fund	375,953

Total Investment Companies (Cost $375,953)		375,953

Total Investments (Cost $18,390,764) (a) – 98.92%		$18,865,106
Other assets in excess of liabilities – 1.08%		205,317

NET ASSETS – 100.00%		$19,070,423

(a)   See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

(b)   When-issued security.

(c)   Rate represents the effective yield at purchase.

Abbreviations used are defined below:

AMBAC – Ambac Assurance Corporation

CIFG – CIFG Guaranty

FGIC – Financial Guaranty Insurance Corporation

FSA – Financial Security Assurance Inc.

MBIA – MBIA Insurance Corporation

PSF-GTD – Permanent School Fund Guaranteed

XLCA – XL Capital Assurance, Inc.

See notes to financial statements.

38

  NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

The cash collateral received for securities lending, as discussed in Note 2, was pooled and invested into the following:

Quality Income Fund

American General Finance, 5.37%, 3/14/2008	$79,500
Atlas Capital Funding Corp., 4.43%, 4/13/2007	14,126
Atomium Funding, LLC., 0.00%, 4/2/2007	15,898
Atomium Funding Corp., 5.11%, 6/21/2007	47,138
Bear Stearns Company, Inc., 3.50%, 8/22/2007	47,694
Bear Stearns Company, Inc., 5.50%, 10/3/2007	43,743
Buckingham COD, LLC., 4.08%, 4/9/2007	15,882
Cairn High Grade Funding, 4.92%, 5/3/2007	31,652
Cairn High Grade Funding, 5.05%, 5/24/2007	15,778
Cairn High Grade Funding, 5.11%, 6/21/2007	54,995
Cedar Springs Capital Company, LLC., 4.79%, 4/23/2007	23,203
Cedar Springs Capital Company, LLC., 5.03%, 5/21/2007	50,810
Charta, LLC., 0.00%, 4/2/2007	47,694
Cheyne Finance, Inc., 5.28%, 2/25/2008	55,626
Cheyne Finance, LLC., 4.98%, 5/10/2007	37,944
Corporate Asset Security, LTD., 4.38%, 4/12/2007	63,499
Corporate Asset Security, LTD., 4.72%, 4/20/2007	30,127
Crown Point Cap Co., 4.43%, 4/13/2007	15,872
Deer Valley Funding, LLC., 4/2/2007	23,847
Five Finance, Inc., 5.11%, 6/22/2007	78,552
Fox Trot, LTD., 4.08%, 4/9/2007	55,586
German Residential Funding, 5.04%, 5/22/2007	31,564
German Residential Funding, 3.50%, 8/22/2007	31,796
Hudson-Thames, LLC., 2.61%, 4/4/2007	23,840
Jupiter Co., LLC., 0.00%, 4/2/2007	55,643
Kestrel Funding P.L.C., 5.05%, 5/24/2007	17,750
Liquid Funding, LTD., 5.06%, 04/12/2007	79,490
Met Life Global Funding, 4.97%, 3/6/2012	79,500
Morgan Stanley, CP, 3.50%, 8/7/2007	47,694
Shiprock Finance, 5.39%, 4/11/2008	39,745
Stanfield Victoria Funding, 4.82%, 4/25/2007	47,534
Tasman Funding, Inc., 2.61%, 4/4/2007	79,466
Unicredito Italia AZ, 4.92%, 5/3/2007	63,305
Whistlejacket Capital, 4.87%, 4/27/2007	74,447
Whistlejacket Capital, 4.90%, 4/30/2007	29,608
White Pine Finance, LLC., 4.79%, 4/23/2007	15,849
Windmill Funding Corp., 4.43%, 4/13/2007	15,872
Goldman Money Market Repurchase Agreement, 5.39%, 4/2/2007	130,343

$1,712,611

LLC = Limited Liability Company
COD = Certificate of Deposit
CP = Commercial Paper

39

  MANAGEMENT (unaudited)

Independent Trustees(1)

T. Geron Bell (65)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).
Number of Portfolios in Fund Complex Overseen: 15

Lucy Hancock Bode (55)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Healthcare consultant; Director, RBC Funds (1994-2004).
Number of Portfolios in Fund Complex Overseen: 15

Leslie H. Garner Jr. (56)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: President, Cornell College; Director, RBC Funds (1994-2004).
Number of Portfolios in Fund Complex Overseen: 15

Ronald James (56)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).
Number of Portfolios in Fund Complex Overseen: 15

John A. MacDonald (58)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation; Trustee, J&B Funds (2001-2004).
Number of Portfolios in Fund Complex Overseen: 15

H. David Rybolt (64)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting); Director, Babson Funds (1992-2004).
Number of Portfolios in Fund Complex Overseen: 15

James R. Seward (54)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Private investor (2000-present); Trustee, J&B Funds (2001-2004); CFA.
Number of Portfolios in Fund Complex Overseen: 15

(1)	Unless otherwise specified, the address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

40

  MANAGEMENT (unaudited)

Independent Trustees(1)

William B. Taylor (61)
Position Held with Fund: Trustee; Since September, 2005
Principal Occupation(s) During Past 5 Years: Consultant (2003-present); Partner (until 2003) Ernst & Young LLP.
Number of Portfolios in Fund Complex Overseen: 15

Interested Trustees(1)

Erik R. Preus (41)
Position Held with Fund: Trustee; Since September, 2005
Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).
Number of Portfolios in Fund Complex Overseen: 15

Executive Officers(1)

Erik R. Preus (41)
Position Held with Fund: President and Chief Executive Officer; Since September, 2006
Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).

David P. Lux (52)
Position Held with Fund: Chief Financial Officer and Treasurer; Since September, 2005
Principal Occupation(s) During Past 5 Years: Vice President and Director, Mutual Funds (2006-present); Director, Tamarack Distributors Inc. (2006-present); Controller, Tamarack Funds, November, 2004-September, 2005; Vice President and Mutual Funds Finance Manager, Voyageur Asset Management (2004-2006); Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003).

Kathleen A. Gorman (43)
Position Held with Fund: Chief Compliance Officer Since April, 2006 and Assistant Secretary Since September 2006
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004).

(1)	Unless otherwise specified, the address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

41

  MANAGEMENT (unaudited)

Executive Officers(1)

Martin A. Cramer (57)
Position Held with Fund: Vice President and AML Compliance Officer; Since January, 2004
Principal Occupation(s) During Past 5 Years: Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003-present); Vice President, Tamarack Distributors Inc. (2007-present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, J&B (mutual fund management and distribution company) (1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004)(2), and formerly, Vice President, Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds(3) (2001-2003).

Monica P. Ballard (37)
Position Held with Fund: Secretary and Chief Legal Officer; Since September, 2005
Principal Occupation(s) During Past 5 Years: Vice President and Senior Associate General Counsel, RBC Dain Rauscher (2004 to present); Counsel, Allianz Life (2002 to 2004); Associate Counsel, American Express Financial Advisors (1996 to 2002).

Gordon Telfer (41)
Position Held with Fund: Portfolio Strategist; Since March, 2004
Principal Occupation(s) During Past 5 Years: Vice President and Portfolio Manager, Voyageur Asset Management (2003-present); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000).

Nancy M. Scinto (47)
Position Held with Fund: Chief Investment Officer, Equity Products; Since January, 2004
Principal Occupation(s) During Past 5 Years: Managing Director and Director of Research, Voyageur Asset Management (2003-present).

John M. Huber (38)
Position Held with Fund: Chief Investment Officer, Fixed Income Products; Since February, 2005
Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-Present); Principal and Senior Portfolio Manager, Galliard Capital Management (1995-2004).

(1)	Unless otherwise specified, the address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., and Investors Mark Series Fund, Inc.
(3)	The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

42

  SHARE CLASS INFORMATION (unaudited)

The Tamarack Fixed Income Funds offer five share classes, A, C, R, I, and S.

Class A

Class A shares are available for purchase primarily through investment advisors, broker dealers, banks and other financial services intermediaries. Class A shares of the Tamarack Fixed Income Funds are subject to a maximum up-front sales charge of 3.75% and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase. Class A shares include a 0.25% (25 bps) annual 12b-1 service and distribution fee. (The 12b-1 Plan allows for 50 bps, but the Funds’ distributor is currently contractually waiving 25 bps of the fee.) Class A shares have a higher up front sales charge (load) than Class C shares, but a lower annual expense ratio.

Class C

Class C shares are also available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. (No CDSC will be charged on shares acquired through reinvestment of dividends or capital gains.) Class C shares expenses include a 1.00% (100 bps) annual 12b-1 service and distribution fee. Class C shares have a lower up-front sales charge (load) than Class A shares, but due to the higher 12b-1 service and distribution fee, have higher annual expenses than Class A shares.

Class R

Class R shares are available for purchase through employer-sponsored or 401(k) retirement plans for which omnibus or program-level accounts are held on the books of the Funds. Class R shares have no upfront sales charge (load), but are subject to a 0.50% (50 bps) 12b-1 service and distribution fee. Class R shares currently have annual expenses between Class A and Class C share expenses.

Class S

Class S shares are available to investors purchasing shares directly through the Fund or its Agent, BFDS, or through certain fee-based programs of broker dealers or registered investment advisors. This share class does not have an upfront sales charge (load) or a 12b-1 service and distribution fee.

Class I

Class I shares are available in the Quality Fixed Income Fund. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up front sales charge (load) or a 12b-1 service and distribution fee.

For an investor purchasing Tamarack Funds shares through a financial services intermediary, the question as to which share class, A or C, is the best choice is dependent on many factors, including the amount to be invested and the length of time an investor anticipates holding the shares. An investor should consult with his or her financial advisor about his or her personal financial situation to determine which share class is the best choice for his or her individual situation.

43

  SUPPLEMENTAL INFORMATION (unaudited)

Information for Tamarack Funds Shareholders Regarding the Renewal of Investment Advisory Agreements

The Tamarack Board of Trustees has renewed the Investment Advisory Agreements with Voyageur Asset Management Inc. (“Voyageur” or the “Advisor”) for both of the Funds. After evaluating the services provided by the Advisor and reviewing the performance and relevant advisory fees and expenses of both Funds, the Trustees concluded that it was in the best interests of the Funds and their shareholders to continue the Investment Advisory Agreements (“Agreements”).

As part of their review of the Agreements, the Trustees received and discussed certain information, including information regarding the advisory services performed, qualifications of staffing, and Fund performance and expenses. The Trustees considered information provided in advance of their in-person meeting, as well as supplemental information provided at the meeting. The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss this information and Voyageur’s intentions with regard to the ongoing management of the Funds. The Trustees reviewed the quality of the services provided to the Funds by Voyageur, including information prepared by a third-party consultant as to both Funds’ performance relative to an appropriate benchmark as well as compared to the Fund’s appropriate peer group. The Trustees also reviewed the investment management fees payable to Voyageur. In this connection, the Trustees reviewed comparative information prepared by a third-party consultant on investment management fees paid and expenses incurred by similarly situated funds. The Trustees also received reports from Voyageur regarding other investment companies advised by it, including the advisory fees paid. The Trustees took into account profitability data for Voyageur included in the materials. The Trustees received information from Voyageur regarding other benefits derived from its relationships with the funds. In connection with their deliberations, the independent Trustees met separately with their independent legal counsel to review the relevant material and consider their responsibilities under relevant laws and regulations. In addition, the Trustees noted the expected composition of the portfolio management teams.

When evaluating the investment performance of the Funds, the Trustees generally emphasize three to five year returns, as opposed to shorter time periods, when evaluating the investment performance of the Funds. Nonetheless, the Board observed that the one-year performance of the Quality Fixed Income Fund had improved significantly to move it into the third quintile of its peer group and the Fund’s total expense structure was .10% points lower than its peer group median. The Tax-Free Income Fund performance continued to lag behind its peer group and its expense structure was higher than its peer group median. Management proposed leaving both of these Funds at their current expense caps with a commitment to readdress the Tax-Free Income Fund performance and growth prospects during the fiscal year. In considering the quality of the services performed for each Fund by Voyageur, the Trustees discussed the strong research capabilities and fundamental analysis performed by the firm and also considered the extensive portfolio management experience of Voyageur staff, the compliance structure and systems established by Voyageur and the financial viability of Voyageur. The Trustees also considered steps that already had been taken by Voyageur to expand upon existing research capabilities and compliance processes and steps that were expected to be taken to maintain and/or enhance such capabilities and processes.

44

  SUPPLEMENTAL INFORMATION (unaudited)

The Trustees also reviewed and approved Fund Management’s proposal to continue for an additional year the existing fee waivers for the Tax-Free Income and Quality Fixed Income Funds in order to maintain total expenses at their current levels.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to Voyageur were reasonable and fair in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements for the Funds. In arriving at their decision to approve the renewal of both of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

45

  SUPPLEMENTAL INFORMATION (unaudited)

Shareholder Expense Examples

As a shareholder of the Tamarack Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, and redemption fees; (2) ongoing costs, including management fees; 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Tamarack Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses Paid During Period* 10/1/06 – 3/31/07	Annualized Expense Ratio During Period 10/1/06 – 3/31/07

Quality Income Fund	Class A	$1,000.00	$1,027.30	$4.70	0.93%
	Class I	1,000.00	1,028.60	3.44	0.68%
	Class C	1,000.00	1,023.20	8.78	1.74%
	Class R	1,000.00	1,026.00	6.01	1.19%
	Class S	1,000.00	1,028.60	3.44	0.68%
Tax-Free Income Fund	Class A	1,000.00	1,011.90	4.97	0.99%
	Class C	1,000.00	1,008.50	8.51	1.70%
	Class R	1,000.00	1,010.80	6.32	1.26%
	Class S	1,000.00	1,013.20	3.71	0.74%

*  Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year( to reflect one-half year period).

46

  SUPPLEMENTAL INFORMATION (unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Tamarack Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses Paid During Period* 10/1/06 – 3/31/07	Annualized Expense Ratio During Period 10/1/06 – 3/31/07

Quality Income Fund	Class A	$1,000.00	$1,020.29	$4.68	0.93%
	Class I	1,000.00	1,021.54	3.43	0.68%
	Class C	1,000.00	1,016.26	8.75	1.74%
	Class R	1,000.00	1,019.00	5.99	1.19%
	Class S	1,000.00	1,021.54	3.43	0.68%
Tax-Free Income Fund	Class A	1,000.00	1,020.00	4.99	0.99%
	Class C	1,000.00	1,016.45	8.55	1.70%
	Class R	1,000.00	1,018.65	6.34	1.26%
	Class S	1,000.00	1,021.24	3.73	0.74%

*  Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

47

This Page Intentionally Left Blank

48

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of Tamarack Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended March 31, 2007. The portfolio managers’ views are subject to change at any time based on market or other conditions.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management serves as investment adviser for the Tamarack Funds. Tamarack Funds are distributed by Tamarack Distributors Inc., member NASD.

Tamarack Funds
P.O. Box 219757
Kansas City, MO 64121-9757

800-422-2766
www.voyageur.net

The Tamarack Funds are pleased to introduce our first shareholder reports printed entirely on Forest Stewardship Council certified paper.
FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

TF-FI SAR 3-07

SEMI-ANNUAL REPORT March 31, 2007
Prime Money Market Fund U.S. Government Money Market Fund Tax-Free Money Market Fund Institutional Prime Money Market Fund Institutional Tax-Free Money Market Fund Treasury Plus Money Market Fund

Tamarack Funds

About Your Semi-Annual Report

This semi-annual report includes detailed information regarding your Fund’s performance. This report is provided to help answer your questions as a shareholder. Among these questions may be: What are the annual expenses of my Fund? What are the significant accounting policies and procedures followed by my Fund?

We hope the financial information presented will help you evaluate your investment in the Tamarack Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. Tamarack Funds prospectuses and additional performance information are available on our website at www.voyageur.net.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.voyageur.net; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2006 is available (i) on the Fund’s website at www.voyageur.net; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

  LETTER FROM THE CIO OF FIXED INCOME

Market optimism continued during the first half of the fiscal year throughout the capital markets. U.S. stock and bond indices produced solidly positive returns over the past six months while global equity markets posted double digit returns. These strong returns are even more impressive or worrisome (depending on your perspective) when one considers it occurred during a relatively high inflation, low growth environment. Robust investment demand, tight labor markets, stable consumer confidence, and positive earnings reports combined with stable Fed policy to push the markets higher during this period.

The Federal Reserve finds itself in a difficult position at the moment. Economic growth over the last three quarters has averaged a modest 2.3%. Growth in this range, by itself, would probably be sufficient to encourage the Fed to lower interest rates in order to stimulate future economic activity. However, the Fed is not responsible solely for growth. It also has the responsibility of controlling inflation. Currently, the Fed’s favorite measure of inflation, the core Personal Consumption Expenditure (PCE) indicator, is well above its stated 2% target level. The combination of slow growth and an unacceptably high level of inflation has kept the Fed from changing interest rates for the last ten months. It seems fairly clear that any future change in interest rate policy, up or down, will result from either much lower inflation or much stronger growth.

The housing market has been one of the most important influences on economic performance over the past several years, both positively and most recently negatively. The housing market is one of the predominant factors that transitioned our economy from the 3.5% level of economic growth in 2003-2004 to the current level of just above 2%. In the early part of this decade, the real estate market became a major engine for pulling the economy out of recession. After the 2001 recession, interest rates fell significantly, eventually posting record lows in 2003. At about the same time, mortgage companies were developing new and innovative mortgage products, which allowed more homebuyers to qualify for cheaper financing. The somewhat rare combination of low interest rates and easier financing caused homes to become highly affordable. As the demand for housing increased, so did employment in construction, real estate brokerage and appraisal and mortgage origination. Indirect beneficiaries of housing transactions, such as the furniture and home remodeling companies, also have increased employment.

Ultimately, housing demand became self-feeding, due mostly to the escalation in home prices. People were not simply trading up to the next affordable house; they became investors whose sole purpose was to borrow money cheaply and invest in housing because they believed prices would be higher in the future. Then, after several years of double-digit price gains, investors started to extract profits and spend the money. This, in turn, became an additional source of economic growth along with the employment build-up.

Today, things are markedly different. Housing demand has slowed, builders have finally stopped adding to the new housing stock, and home price increases have slowed. In some areas of the country, prices have started to decline. The current housing malaise is causing weakness in a number of sectors of the economy, most of which are the same sectors that expanded so rapidly in the early part of the decade. One area particularly hard hit has been the sub-prime market, which lends mortgage money to lower credit-quality borrowers. As competition for business tightened in this market over the last several years, lenders began cutting corners on underwriting standards in order to maintain loan volume. Eventually delinquencies began to show up, causing numerous lenders in this sector to shut their doors. The bankruptcy of sub-prime lenders has been

1

  LETTER FROM THE CIO OF FIXED INCOME

well documented, but the sub-prime market is not the only mortgage market that exists. In fact, Lehman Brothers estimates that sub-prime lending makes up approximately 15% of the entire outstanding mortgage market. The rest of the market (approximately 85%) is made up of high quality (prime) borrowers and remains relatively unaffected by the issues in the sub-prime sector.

Given the relative size of the sub-prime market, Voyageur does not expect a broad meltdown in either housing or the economy. Troubles in the sub-prime sector will continue to have an economic impact and the housing downturn will take some time to correct itself. The process of reducing existing home supply, dealing with foreclosures and stabilization of prices will move fairly slowly. The impact could easily be felt through reduced economic growth for the next several years, but most likely the impact will lessen as time progresses. Voyageur has, for the past several years, believed that mortgage origination standards for lower grade borrowers were being relaxed in order to maintain levels of business. We have consistently worked to understand the individual underwriting companies’ business methods as well as the specific collateral pools that we invest in for our clients. This allowed us to avoid virtually all of the pain in the sub-prime market. We also believe the discipline that is currently being brought to bear on the market in terms of fewer originators and tighter lending standards will likely create an opportunity at some point in the future.

Peripheral issues related to consumer spending based on the wealth effect are areas of concern. Over most of this decade, either the stock market or housing has contributed mightily to consumer net wealth and ultimately to consumers’ willingness to spend. The other factor that has affected consumers spending has been the level of employment. Regarding spending, we are watchful for a change in the attitude of business as it relates to both employment and the level of the stock market. A substantial decline in employment and/or the stock market with further declines in home prices could be the catalyst for even weaker growth and an immediate change in the interest rate policy of the Fed. However, Voyageur does not see this as probable. Instead, we believe that economic growth and inflation will remain at current levels with no recession in the forecast until 2008 or beyond.

Voyageur remains cautious on the fixed income markets and these views are reflected in our strategy for the Funds. First, we remain biased toward high quality issuers and cash flows across our fixed income holdings. Spreads in traditional corporate and mortgage backed securities are extremely narrow by almost any measure and seem to have been pushed to extremes by investors hungry for yield. Second, we remain committed to our income based approach to investing even though we are cautious on many sectors and names in the market. Security selection and a consistent investment process will help us provide value added returns to our shareholders. Third, we will not time interest rates as a means of generating excess returns for the Funds. We believe it presents too much risk for our shareholders. Finally, we remain keenly aware of opportunities and developing risks in upcoming quarters as we strive to produce absolute and risk–adjusted returns for all of our shareholders.

John Huber Chief Investment Officer Fixed Income Products	John M. Huber Chief Investment Officer, Fixed Income Products Tamarack Funds

2

  MONEY MARKET PORTFOLIO MANAGERS

Voyageur Asset Management (“Voyageur”), the investment advisor to the Tamarack Funds, employs a team approach to the management of each of the money market funds. Each Fund’s management team has access to Voyageur’s investment research and other money management resources. The members of Voyageur’s money market funds team are:

John M. Huber, CFA
Senior Managing Director, Chief Investment Officer — Fixed Income
John Huber directs Voyageur’s fixed income group. John joined Voyageur in 2004 from Galliard Capital Management where he was a principal and senior portfolio manager, responsible for the firm’s total return fixed income effort. Prior to working for Galliard, John was a portfolio manager for Norwest Investment Management where he began his career in 1990. John received a BA from the University of Iowa and an MBA in Finance from the University of Minnesota, Carlson School of Management. He acts as an advisor to the Carlson Funds Enterprise for the University of Minnesota. John is a CFA charterholder and a member of the CFA Society of Minnesota. He also serves on the Board of the YMCA of Metropolitan Minneapolis.

John M. Huber, CFA

Raye C. Kanzenbach, CFA
Senior Managing Director, Senior Portfolio Manager
Raye Kanzenbach is an active member of the Credit Team. He has extensive experience working with taxable and tax-exempt municipal fixed income securities. Prior to his experience at Voyageur, Raye was employed at First Bank where he managed the municipal and money market trust funds. Raye also supervised the municipal and corporate credit analysis areas for the Trust Department and First Bank’s investment portfolio. Prior to First Bank, Raye was employed as an investment officer with the St. Paul Companies. Raye began his career in the investment industry in 1973 and joined Voyageur in 1983. He received a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder and member of the CFA Society of Minnesota.

Raye C. Kanzenbach, CFA

Scott Cabalka
Vice President, Senior Portfolio Manager
Scott Cabalka is a member of the Credit Team and oversees trading and portfolio management for the taxable and tax-sensitive portfolios of the Tamarack Money Market Funds, state investment pools and short-term portfolios of Voyageur corporate clients. Prior to joining Voyageur in 1993, Scott was an account executive with Merrill Lynch where he focused on short-term investment strategies for institutional investors. Scott began his career in the investment industry in 1980. He received a BS and an MBA in Finance from the University of Minnesota, Carlson School of Management.

Scott Cabalka

3

  MONEY MARKET PORTFOLIO MANAGERS

Steven P. Eldredge, CFA

Steven P. Eldredge, CFA
Managing Director
Client Portfolio Management Team Lead, Senior Portfolio Manager
Steven Eldredge leads the Client Portfolio Management Team which is responsible for assisting clients in developing portfolio objectives and keeping them informed about Voyageur’s fixed income strategies and outlook. Prior to his current role, Steve led the firm’s Portfolio Solutions Team. He has an extensive background in both taxable and tax-exempt fixed income securities. Prior to joining Voyageur in 1995, Steve was chief operating officer for the ABT Mutual Fund family. Steve began his career in the investment industry in 1978. He received a BS in Finance from the University of Central Florida. Steve is a CFA charterholder and member of the CFA Society of Minnesota.

4

  PERFORMANCE SUMMARY

Tamarack Money Market Funds

Tamarack Money Market Funds

The Tamarack Money Market Funds seek to achieve the highest level of current income as is consistent with prudent investment management, the preservation of capital, and maintenance of liquidity. The Funds invest in a variety of highly-rated money market instruments. In the Tax-Free Money Market Funds, investments are made in highly-rated debt obligations that pay interest exempt from federal income taxes and alternative minimum tax (AMT).

Although the Tamarack Money Market Funds are not benchmarked to industry indices (such as the S&P 500®), we do evaluate performance against each Fund’s respective peer group as reported by Lipper.

Taxable Money Funds

Over the six-month period ended March 31, 2007, the Prime, Institutional Prime, and U.S. Government Money Market Funds provided yields that were comparable to the average reported yields of their respective Lipper peer groups.

Short-term interest rates fluctuated within a fairly narrow range in the first quarter of 2007. The Federal Reserve has kept the benchmark overnight Fed Funds rate at 5.25% where it was last set in June, 2006. The FOMC has provided consistent messages regarding their concern that inflation will not moderate from currently high levels. Nonetheless, market expectations have continued to suggest a rate cut which has helped to push yields for short-term securities slightly lower through out the first quarter of 2007.

In this yield environment, the money market funds maintained a strategy whereby:

•	A high percentage of assets were in securities that matured within 90 days,
•	A modest percentage of assets were placed in securities with maturities of longer than 180 days and less than 397 days,
•	The three Funds maintained slightly longer average portfolio maturities than were reported by their respective peer groups.

We believe that in the coming months the Federal Reserve is likely to be on hold for further rate hikes, with perhaps a slight bias toward an interest rate ease sometime late in 2007, depending on their interpretation of the inflationary climate.

Tax-Exempt Money Funds

Over the six-month period ended March 31, 2007, the Tax-Free Money Market Fund and the Institutional Tax-Free Money Market Fund’s performance was on average with the performance of their respective Lipper peer groups.

During the first quarter of 2007, Tax-free yields have risen in the short portion of the money market yield curve, reflecting the seasonal cash outflows around tax time. This phenomenon generally pushes overall yields higher but in particular has the greatest impact on securities of one month or less.

Both tax-free Funds hold a large percentage of assets that provide either daily or weekly liquidity (in other words, securities with maturities of seven days or less.) However, the Funds also hold a portion of assets in highly-rated notes with maturities of between 180 and 397 days. This has resulted in average portfolio maturities of both Funds that are consistent with those of their peer groups.

5

  PERFORMANCE SUMMARY

Investment Objective

Each of the Tamarack Money Market funds was managed to preserve principal. This means that the share price of each fund held steady at $1. A consistent share price of $1 is expected for a money market mutual fund, but is not guaranteed.

	Total Return for the six months ended March 31, 2007 (Unaudited)	SEC 7-Day Annualized Yield (1)

		March 31, 2007 (Unaudited)	September 30, 2006

Tamarack Prime Money Market Fund	2.30%	4.68%	4.71%
Tamarack U.S. Government Money Market Fund	2.23%	4.61%	4.62%
Tamarack Tax-Free Money Market Fund	1.45%	2.99%	3.02%
Tamarack Institutional Prime Money Market Fund (2)	2.56%	5.22%	5.22%
Tamarack Institutional Tax-Free Money Market Fund (2)	1.66%	3.43%	3.44%
Tamarack Treasury Plus Money Market Fund (3)	2.57%	4.63%	4.12%
(1)	As money market returns respond rapidly to market changes, such as in the Fed Funds rate, the 7-Day yield is a more accurate reflection of current earnings than the total return for the year. Prior year 7-Day yield information is provided for comparative purposes.
(2)	The Tamarack Institutional Prime and Institutional Tax-Free Money Market Funds are intended for shareholders investing $1 million or more.
(3)	The Treasury Plus Money Market Fund commenced operations on September 1, 2006.

Asset Allocation

Money Market Maturity Schedules

as a percentage of value of investments

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund	Institutional Prime Money Market Fund	Institutional Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Less than 8 days	10.5%	21.6%	80.9%	10.8%	79.5%	100.0%
8 to 14 Days	9.3%	9.2%	1.0%	12.3%	0.0%	0.0%
15 to 30 Days	30.0%	19.8%	0.0%	23.2%	0.0%	0.0%
31 to 180 Days	42.6%	40.3%	14.3%	46.4%	16.7%	0.0%
181 to 365 Days	7.6%	9.1%	3.8%	7.3%	3.0%	0.0%
366 to 397 Days	0.0%	0.0%	0.0%	0.0%	0.8%	0.0%

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

6

  FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2007 (Unaudited)

	Tamarack Prime Money Market Fund	Tamarack U.S. Government Money Market Fund		Tamarack Tax-Free Money Market Fund	Tamarack Inst’l Prime Money Market Fund	Tamarack Inst’l Tax-Free Money Market Fund	Tamarack Treasury Plus Money Market Fund

Assets:
Investments, at value (cost $9,995,039,828; $804,159,444; $815,710,173 $1,609,854,245 and $485,212,440 and $2,031,453, respectively)	$9,995,039,828	$804,159,444	*	$815,710,173	$1,609,854,245	$485,212,440	$2,031,453	**
Interest receivable	42,959,587	2,906,159		4,607,628	7,933,322	2,814,858	1,296
Cash	1,181,550	—		1,025	—	—	—
Receivable for capital shares issued	1,584	3		—	—	—	—
Receivable for investments sold	—	—		34,520,000	—	24,000,000	—
Receivable from advisor	—	—		—	—	—	14,837
Prepaid and other expenses	276,380	9,868		23,987	40,711	13,704	35,550

Total Assets	10,039,458,929	807,075,474		854,862,813	1,617,828,278	512,041,002	2,083,136

Liabilities:
Distributions payable	2,450	—		—	4	—	—
Payable for investments purchased	293,900,000	—		1,665,227	46,100,000	5,490,074	—
Accrued expenses and other payables:
Investment advisory fees	2,803,681	260,275		269,321	331,780	106,273	—
Administrative services fees	2,075,140	170,745		186,370	—	—	—
Other	1,469,105	112,413		81,819	55,415	27,790	23,151

Total Liabilities	300,250,376	543,433		2,202,737	46,487,199	5,624,137	23,151

Net Assets	$9,739,208,553	$806,532,041		$852,660,076	$1,571,341,079	$506,416,865	$2,059,985

Net Assets Consist Of:
Capital	$9,739,306,892	$806,535,776		$852,663,335	$1,571,440,512	$506,419,264	$2,059,799
Undistributed (distributions in excess of) net investment income	—	—		—	—	—	186
Accumulated net realized gains (losses) from investment transactions	(98,339)	(3,735)		(3,259)	(99,433)	(2,399)	—

Net Assets	$9,739,208,553	$806,532,041		$852,660,076	$1,571,341,079	$506,416,865	$2,059,985

Shares Outstanding (Unlimited number of shares authorized, no par value):	9,739,421,191	806,569,919		852,711,440	1,571,448,929	506,419,264	2,059,799
Net Asset Values:	$1.00	$1.00		$1.00	$1.00	$1.00	$1.00

* $225,000,000 of which is repurchase agreements. See the Schedule of Portfolio Investments for details.

** $2,000,000 of which is repurchase agreements. See the Schedule of Portfolio Investments for details.

See notes to financial statements.

7

  FINANCIAL STATEMENTS

Statements of Operations

For the Six Months Ended March 31, 2007 (Unaudited)

	Tamarack Prime Money Market Fund	Tamarack U.S. Government Money Market Fund	Tamarack Tax-Free Money Market Fund	Tamarack Institutional Prime Money Market Fund	Tamarack Institutional Tax-Free Money Market Fund	Tamarack Treasury Plus Money Market Fund

Investment Income:
Interest income	$251,211,295	$20,623,524	$15,177,350	$39,034,221	$8,343,235	$53,584
Dividend income	179,588	94,768	37,507	115,368	36,740	—
Securities lending income (a)	276	—	—	151	—	—

Total Investment Income	251,391,159	20,718,292	15,214,857	39,149,740	8,379,975	53,584

Expenses:
Investment advisory fees	19,707,749	1,518,226	2,122,348	1,825,863	583,542	1,518
Administrative services fees	11,709,614	995,407	1,061,174	—	—	—
Accounting fees	68,524	8,752	11,277	13,702	8,168	2,289
Custodian fees	57,612	5,152	5,161	9,900	3,323	1,178
Insurance fees	31,178	3,176	3,108	4,798	1,679	4,005
Legal and Audit fees	245,742	34,388	34,211	45,917	20,360	21,961
Registration and filing fees	181,975	33,368	38,961	31,003	29,042	12,143
Shareholder reports	583,290	27,843	18,792	2,597	869	737
Transfer agent fees	7,526,496	352,180	232,555	29,952	10,896	1,981
Trustees’ fees	21,833	10,405	10,472	11,164	9,916	8,991
Other fees	1,679,419	100,355	57,645	24,867	8,940	10,407

Total expenses before fee
reductions	41,813,432	3,089,252	3,595,704	1,999,763	676,735	65,210
Expenses reduced by:
Advisor	(4,341,874)	—	(624,306)	—	—	(63,196)

Net Expenses	37,471,558	3,089,252	2,971,398	1,999,763	676,735	2,014

Net Investment Income	213,919,601	17,629,040	12,243,459	37,149,977	7,703,240	51,570

Realized/Unrealized Gains (Losses) from Investments:
Net realized/unrealized gains (losses) from investment transactions	(882)	9	(1,602)	(12,058)	—	—

Change in net assets resulting from operations	$213,918,719	$17,629,049	$12,241,857	$37,137,919	$7,703,240	$51,570

(a)	For more information on Securities Lending, please see Note 2 in the Notes to Financial Statements.

See notes to financial statements.

8

  FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Tamarack Prime Money Market Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$213,919,601	$324,673,988
Net realized gains (losses) from investment transactions	(882)	(54,064)

Change in net assets resulting from operations	213,918,719	324,619,924

Distributions to Shareholders:
From net investment income	(213,919,601)	(324,673,988)

Change in net assets resulting from shareholder distributions	(213,919,601)	(324,673,988)

Capital Transactions:
Proceeds from shares issued	2,757,639,055	3,908,947,445
Dividends reinvested	213,902,740	343,299,003
Cost of shares redeemed	(1,917,791,577)	(3,488,432,901)

Change in net assets resulting from capital transactions	1,053,750,218	763,813,547

Net increase (decrease) in net assets	1,053,749,336	763,759,483
Net Assets:
Beginning of period	8,685,459,217	7,921,699,734

End of period	$9,739,208,553	$8,685,459,217

Share Transactions:
Issued	2,757,640,966	3,908,951,713
Reinvested	213,902,740	343,299,003
Redeemed	(1,917,804,819)	(3,488,432,900)

Change in shares resulting from capital transactions	1,053,738,887	763,817,816

See notes to financial statements.

9

  FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack U.S. Government Money Market Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$17,629,040	$30,836,810
Net realized gains (losses) from investment transactions	9	(463)

Change in net assets resulting from operations	17,629,049	30,836,347

Distributions to Shareholders:
From net investment income	(17,629,041)	(30,836,773)

Change in net assets resulting from shareholder distributions	(17,629,041)	(30,836,773)

Capital Transactions:
Proceeds from shares issued	301,250,335	667,724,063
Dividends reinvested	17,630,704	32,770,551
Cost of shares redeemed	(260,887,762)	(765,099,028)

Change in net assets resulting from capital transactions	57,993,277	(64,604,414)

Net increase (decrease) in net assets	57,993,285	(64,604,840)
Net Assets:
Beginning of period	748,538,756	813,143,596

End of period	$806,532,041	$748,538,756

Undistributed (distributions in excess of) net investment income	$—	$1

Share Transactions:
Issued	301,250,335	667,724,063
Reinvested	17,630,704	32,770,551
Redeemed	(260,887,762)	(765,099,028)

Change in shares resulting from capital transactions	57,993,277	(64,604,414)

See notes to financial statements.

10

  FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Tax-Free Money Market Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$12,243,459	$20,891,888
Net realized gains (losses) from investment transactions	(1,602)	—

Change in net assets resulting from operations	12,241,857	20,891,888

Distributions to Shareholders:
From net investment income	(12,243,460)	(20,891,888)

Change in net assets resulting from shareholder distributions	(12,243,460)	(20,891,888)

Capital Transactions:
Proceeds from shares issued	584,560,766	889,498,350
Dividends reinvested	12,243,460	22,254,085
Cost of shares redeemed	(534,884,401)	(979,050,888)

Change in net assets resulting from capital transactions	61,919,825	(67,298,453)

Net increase (decrease) in net assets	61,918,222	(67,298,453)
Net Assets:
Beginning of period	790,741,854	858,040,307

End of period	$852,660,076	$790,741,854

Undistributed (distributions in excess of) net investment income	$—	$1

Share Transactions:
Issued	584,560,766	889,498,114
Reinvested	12,243,460	22,254,085
Redeemed	(534,884,401)	(979,050,888)

Change in shares resulting from capital transactions	61,919,825	(67,298,689)

See notes to financial statements.

11

  FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Institutional Prime Money Market Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$37,149,977	$46,531,472
Net realized gains (losses) from investment transactions	(12,058)	(39,584)

Change in net assets resulting from operations	37,137,919	46,491,888

Distributions to Shareholders:
From net investment income	(37,149,976)	(46,531,442)

Change in net assets resulting from shareholder distributions	(37,149,976)	(46,531,442)

Capital Transactions:
Proceeds from shares issued	1,466,047,170	2,000,696,237
Dividends reinvested	37,150,064	48,677,945
Cost of shares redeemed	(1,130,495,592)	(1,641,011,524)

Change in net assets resulting from capital transactions	372,701,642	408,362,658

Net increase (decrease) in net assets	372,689,585	408,323,104
Net Assets:
Beginning of period	1,198,651,494	790,328,390

End of period	$1,571,341,079	$1,198,651,494

Undistributed (distributions in excess of) net investment income	$—	$(1)

Share Transactions:
Issued	1,466,047,170	2,000,696,237
Reinvested	37,150,064	48,677,945
Redeemed	(1,130,495,592)	(1,641,011,524)

Change in shares resulting from capital transactions	372,701,642	408,362,658

See notes to financial statements.

12

  FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Institutional Tax-Free Money Market Fund

	For the Six Months Ended March 31, 2007	For the Year Ended September 30, 2006

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$7,703,240	$12,324,486
Net realized gains (losses) from investment transactions	—	(1,863)

Change in net assets resulting from operations	7,703,240	12,322,623

Distributions to Shareholders:
From net investment income	(7,703,239)	(12,324,471)

Change in net assets resulting from shareholder distributions	(7,703,239)	(12,324,471)

Capital Transactions:
Proceeds from shares issued	454,252,880	687,094,998
Dividends reinvested	7,703,450	13,014,149
Cost of shares redeemed	(361,403,515)	(652,320,543)

Change in net assets resulting from capital transactions	100,552,815	47,788,604

Net increase (decrease) in net assets	100,552,816	47,786,756
Net Assets:
Beginning of period	405,864,049	358,077,293

End of period	$506,416,865	$405,864,049

Undistributed (distributions in excess of) net investment income	$—	$(1)

Share Transactions:
Issued	454,252,880	687,094,998
Reinvested	7,703,450	13,014,149
Redeemed	(361,403,515)	(652,320,543)

Change in shares resulting from capital transactions	100,552,815	47,788,604

See notes to financial statements.

13

  FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

Tamarack Treasury Plus Money Market Fund

	For the Six Months Ended March 31, 2007	For the Period September 1, 2006 through September 30, 2006 (a)

	(Unaudited)
From Investment Activities:
Operations:
Net investment income (loss)	$51,570	$9,674
Net realized gains (losses) from investment transactions	—	—

Change in net assets resulting from operations	51,570	9,674

Distributions to Shareholders:
From net investment income	(51,384)	(9,674)

Change in net assets resulting from shareholder distributions	(51,384)	(9,674)

Capital Transactions:
Proceeds from shares issued	—	2,000,120
Dividends reinvested	51,384	8,396
Cost of shares redeemed	(101)	—

Change in net assets resulting from capital transactions	51,283	2,008,516

Net increase (decrease) in net assets	51,469	2,008,516
Net Assets:
Beginning of period	2,008,516	—

End of period	$2,059,985	$2,008,516

Undistributed (distributions in excess of) net investment income	$186	$—

Share Transactions:
Issued	—	2,000,120
Reinvested	51,384	8,396
Redeemed	(101)	—

Change in shares resulting from capital transactions	51,283	2,008,516

(a)	For the period from September 1, 2006 (commencement of operations) to September 30, 2006.

See notes to financial statements.

14

  FINANCIAL HIGHLIGHTS

Tamarack Prime Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Net Investment Income to Average Net Assets*

Six Months Ended March 31, 2007 (Unaudited)	$1.00	0.02		0.02		(0.02)		(0.02)		$1.00	2.30%	(b)	$9,739	0.80%	(c)	4.57%	(c)	0.89%	(c)	4.47%	(c)
Year Ended September 30, 2006	1.00	0.04		0.04		(0.04)		(0.04)		1.00	3.99%		8,685	0.80%		3.93%		0.92%		3.82%
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)		(0.02)		1.00	2.00%		7,922	0.76%		1.97%		0.92%		1.81%
Period Ended September 30, 2004 (d)	1.00		(a)		(a)		(a)		(a)	1.00	0.14%	(b)	7,885	0.71%	(c)	0.83%	(c)	0.93%	(c)	0.61%	(c)
Year Ended July 31, 2004	1.00		(a)		(a)		(a)		(a)	1.00	0.42%		7,860	0.71%		0.42%		0.90%		0.24%
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)		(0.01)		1.00	0.80%		8,111	0.71%		0.80%		0.90%		0.61%
Year Ended July 31, 2002	1.00	0.02		0.02		(0.02)		(0.02)		1.00	1.70%		8,524	0.69%		1.66%		0.73%		1.61%

* During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

See notes to financial statements.

15

  FINANCIAL HIGHLIGHTS

Tamarack U.S. Government Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Investment Income to Average Net Assets*

Six Months Ended March 31, 2007 (Unaudited)	$1.00	0.02		0.02		(0.02)		(0.02)		$1.00	2.23%	(c)	$807	0.78%	(d)	4.43%	(d)		(b)		(b)
Year Ended September 30, 2006	1.00	0.04		0.04		(0.04)		(0.04)		1.00	3.90%		749	0.78%		3.82%			(b)		(b)
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)		(0.02)		1.00	1.96%		813	0.74%		1.92%		0.77%		1.89%
Period Ended September 30, 2004 (e)	1.00		(a)		(a)		(a)		(a)	1.00	0.14%	(c)	947	0.71%	(d)	0.81%	(d)	0.79%	(d)	0.73%	(d)
Year Ended July 31, 2004	1.00		(a)		(a)		(a)		(a)	1.00	0.38%		929	0.71%		0.38%		0.73%		0.36%
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)		(0.01)		1.00	0.70%		1,060	0.71%		0.70%		0.75%		0.66%
Year Ended July 31, 2002	1.00	0.02		0.02		(0.02)		(0.02)		1.00	1.60%		1,088	0.57%		1.60%		0.59%		1.58%

* During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a)	Less than $0.01 or $(0.01) per share.
(b)	There were no waivers or reimbursements during the period.
(c)	Not Annualized.
(d)	Annualized.
(e)	For the period from August 1, 2004 to September 30, 2004.

See notes to financial statements.

16

  FINANCIAL HIGHLIGHTS

Tamarack Tax-Free Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Investment Income to Average Net Assets*

Six Months Ended March 31, 2007 (Unaudited)	$1.00	0.01		0.01		(0.01)		(0.01)		$1.00	1.45%	(b)	$853	0.70%	(c)	2.88%	(c)	0.85%	(c)	2.74%	(c)
Year Ended September 30, 2006	1.00	0.02		0.02		(0.02)		(0.02)		1.00	2.52%		791	0.70%		2.49%		0.85%		2.33%
Year Ended September 30, 2005	1.00	0.01		0.01		(0.01)		(0.01)		1.00	1.44%		858	0.66%		1.41%		0.83%		1.24%
Period Ended September 30, 2004 (d)	1.00		(a)		(a)		(a)		(a)	1.00	0.11%	(b)	965	0.62%	(c)	0.64%	(c)	0.83%	(c)	0.43%	(c)
Year Ended July 31, 2004	1.00		(a)		(a)		(a)		(a)	1.00	0.38%		1,003	0.62%		0.38%		0.86%		0.14%
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)		(0.01)		1.00	0.60%		946	0.62%		0.62%		0.85%		0.39%
Year Ended July 31, 2002	1.00	0.01		0.01		(0.01)		(0.01)		1.00	1.10%		909	0.59%		1.08%		0.65%		1.03%

* During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

See notes to financial statements.

17

 FINANCIAL HIGHLIGHTS

Tamarack Institutional Prime Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets

Six Months Ended March 31, 2007 (Unaudited)	$1.00	0.03		0.03		(0.03)		(0.03)		$1.00	2.56%	(b)	$1,571	0.27%	(c)	5.09%	(c)
Year Ended September 30, 2006	1.00	0.04		0.04		(0.04)		(0.04)		1.00	4.53%		1,199	0.28%		4.51%
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)		(0.02)		1.00	2.48%		790	0.28%		2.47%
Period Ended September 30, 2004 (d)	1.00		(a)		(a)		(a)		(a)	1.00	0.21%	(b)	643	0.29%	(c)	1.26%	(c)
Year Ended July 31, 2004	1.00	0.01		0.01		(0.01)		(0.01)		1.00	0.85%		656	0.29%		0.85%
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)		(0.01)		1.00	1.20%		503	0.30%		1.20%
Year Ended July 31, 2002	1.00	0.02		0.02		(0.02)		(0.02)		1.00	2.20%		449	0.30%		2.17%

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

See notes to financial statements.

18

  FINANCIAL HIGHLIGHTS

Tamarack Institutional Tax-Free Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions					Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets

Six Months Ended March 31, 2007 (Unaudited)	$1.00	0.02		0.02		(0.02)	(0.02)	$1.00	1.66	%(b)	$506	0.29	%(c)	3.30	%(c)
Year Ended September 30, 2006	1.00	0.03		0.03		(0.03)	(0.03)	1.00	2.94%		406	0.30%		2.91%
Year Ended September 30, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00	1.78%		358	0.28%		1.79%
Period Ended September 30, 2004 (d)	1.00	(a	)	(a	)	(a )	(a )	1.00	0.16	%(b)	387	0.30	%(c)	0.98	%(c)
Year Ended July 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)	1.00	0.72%		355	0.32%		0.72%
Year Ended July 31, 2003	1.00	0.01		0.01		(0.01)	(0.01)	1.00	0.90%		244	0.33%		0.90%
Year Ended July 31, 2002	1.00	0.01		0.01		(0.01)	(0.01)	1.00	1.40%		193	0.36%		1.42%

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from August 1, 2004 to September 30, 2004.

See notes to financial statements.

19

  FINANCIAL HIGHLIGHTS

Tamarack Treasury Plus Money Market Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions							Ratios/Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Distributions		Net Asset Value, End of Period	Total Return		Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses to Average Net Assets*		Ratio of Net Investment Income to Average Net Assets*

Six Months Ended March 31, 2007 (Unaudited)	$1.00	0.03		0.03		(0.03)		(0.03)		$1.00	2.57%	(b)	$2	0.20%	(c)	5.09%	(c)	6.44%	(c)	(1.15%)(c)
Year Ended September 30, 2006 (d)	1.00		(a)		(a)		(a)		(a)	1.00	0.50%	(b)	2	0.15%	(c)	5.88%	(c)	11.14%	(c)	(5.10%)(c)

* During the period, certain fees were contractually or voluntarily reduced. If such contractual/voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a)	Less than $0.01 or $(0.01) per share.
(b)	Not Annualized.
(c)	Annualized.
(d)	For the period from September 1, 2006 (commencement of operations) to September 30, 2006.

See notes to financial statements.

20

 NOTES TO FINANCIAL STATEMENTS

March 31, 2007 (Unaudited)

1.   Organization

Tamarack Funds Trust (“Tamarack”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. Tamarack was organized as a Delaware statutory trust on December 16, 2003. Predecessor funds to Tamarack were reorganized as portfolios of Tamarack effective April 16, 2004. This semi-annual report includes the following six investment portfolios (“Funds”):

- Tamarack Prime Money Market Fund (“Prime Money Market Fund”)

- Tamarack U.S. Government Money Market Fund (“U.S. Government Money Market Fund”)

- Tamarack Tax-Free Money Market Fund (“Tax-Free Money Market Fund”)

- Tamarack Institutional Prime Money Market Fund (“Institutional Prime Money Market Fund”)

- Tamarack Institutional Tax-Free Money Market Fund (“Institutional Tax-Free Money Market Fund”)

- Tamarack Treasury Plus Money Market Fund (“Treasury Plus Money Market Fund”)

Voyageur Asset Management Inc. (“Voyageur”) acts as the investment advisor for Tamarack. The officers of Tamarack (“Fund Management”) are also employees of Voyageur or its affiliates.

2.   Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

New Accounting Standard:
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

Security Valuation:
Securities held by the Funds are valued at amortized cost, which approximates fair market value, in order to maintain a constant net asset value of $1.00 per share. If amortized cost no longer approximates market value due to credit or other impairments

21

 NOTES TO FINANCIAL STATEMENTS

of the issuer, the Fund will use pricing and valuation procedures approved by Tamarack’s Board of Trustees (the “Board”) to determine a security’s fair value.

Money market funds must invest exclusively in high quality securities. To be considered high quality, a security generally must be rated in one of the two highest short-term credit quality categories by a nationally recognized rating organization such as Standard & Poors Corporation or Moody’s Investors Service, Inc. The Funds do not invest in any unrated securities.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Financial Instruments:

The Funds may engage in when-issued transactions. The Funds record when-issued securities on trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of March 31, 2007, the Funds held no when-issued securities.

Repurchase Agreements:

The Funds may enter into repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks (as measured by domestic deposits) who are deemed creditworthy under guidelines approved by the Board. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreement. The Funds have procedures to secure additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or portfolio management fees. Expenses incurred by Tamarack such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total

22

  NOTES TO FINANCIAL STATEMENTS

redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. net operating loss, expiring capital loss carryforward and foreign currency transactions), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. Such differences are not reflected in the calculation of the Financial Highlights.

Securities Lending:

The Funds may lend their portfolio securities to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or letters of credit maintained on a daily mark-to-market basis in an amount at least equal to 100% of the current market value of the securities loaned; (2) the Funds may at any time call the loan and obtain the return of the securities loaned within five business days; (3) the Funds will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of a particular Fund.

The Funds will earn income for lending their securities from fees paid by borrowers and from the investment of cash collateral. The Funds will then pay the lending agent (“Wells Fargo Bank”) a percentage of the lending income. Securities lending income is presented net of such payments to the lending agent in the financial statements. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In the event that a borrower fails to return the lent security, the lending agent will indemnify the Funds based on the difference in value between the closing market value of the security on the date it should have been returned and the value of the cash collateral. The Funds assume all risk of loss from a decline in the value of the collateral investment and any resulting collateral deficiencies. In an effort to reduce these risks, Voyageur and Wells Fargo Bank will monitor the creditworthiness of the borrowers to which the Funds lend securities. As of March 31, 2007, the Funds had no securities on loan.

Credit Enhancement:

Certain obligations held in the portfolio have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e. AMBAC, FGIC and MBIA).

23

  NOTES TO FINANCIAL STATEMENTS

3.   Agreements and Other Transactions with Affiliates

Tamarack has entered into investment advisory agreements with Voyageur under which Voyageur manages the Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require the Funds to pay Voyageur a monthly fee based upon average daily net assets. Under the terms of the advisory contract Voyageur is entitled to receive fees based on a percentage of the average daily net assets as follows:

	Average Daily Net Assets of Fund	Annual Rate

Prime Money Market Fund	Up to $700 million	0.55%
	Next $500 million	0.50%
	Next $800 million	0.45%
	Over $2 billion	0.40%
U.S. Government Money Market Fund	Up to $100 million	0.50%
	Next $200 million	0.40%
	Over $300 million	0.35%
Tax-Free Money Market Fund	All Net Assets	0.50%
Institutional Prime Money Market Fund	All Net Assets	0.25%
Institutional Tax-Free Money Market Fund	All Net Assets	0.25%
Treasury Plus Money Market Fund	All Net Assets	0.15%

Effective January 29, 2007, Voyageur contractually agreed to waive fees and/or to make payments in order to keep total operating expenses of Prime Money Market, U.S. Government Money Market ,Tax-Free Money Market and Treasury Plus Money Market Funds to 0.80%, 0.78%, 0.70% and 0.20%, respectively. This expense limitation agreement is in place until January 31, 2008. Voyageur may also voluntarily waive and/or reimburse operating expenses of the Funds from time to time. Any such voluntary program may be changed or eliminated at any time without notice.

Voyageur and RBC Dain Rauscher Inc. (“RBC Dain Rauscher”), the distributor of all of the Tamarack Money Market Funds except for the Treasury Plus Money Market Fund, have entered into a written agreement under which RBC Dain Rauscher provides certain services to Voyageur and is entitled to receive as compensation from Voyageur fees based on a percentage of average daily net assets as follows:

	Average Daily Net Assets	Annual Rate

Prime Money Market Fund	All Net Assets	0.36%
U.S. Government Money Market Fund	Up to $300 million	0.36%
	Over $300 million	0.31%
Tax-Free Money Market Fund	All Net Assets	0.36%
Institutional Prime Money Market Fund	All Net Assets	0.15%
Institutional Tax-Free Money Market Fund	All Net Assets	0.15%
Treasury Plus Money Market Fund	All Net Assets	0.02%

RBC Dain Rauscher is eligible to receive from Voyageur an additional fee of up to 0.25% for the Prime Money Market Fund, U.S. Government Money Market Fund, and the Tax-Free Money Market Fund to the extent that such Fund is operating at an expense level that is below the expense limitation for such Fund as identified in the current Prospectus and Statement of Additional Information of the Trust with respect to such Fund.

24

  NOTES TO FINANCIAL STATEMENTS

Tamarack Distributors Inc. is the distributor for the Treasury Plus Money Market Fund. In addition, as of March 31, 2007, RBC Dain Rauscher was the sole shareholder in the Treasury Plus Money Market Fund.

Voyageur serves as administrator to the Funds and BISYS Fund Services Ohio, Inc. (“BISYS”) serves as sub-administrator. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under terms of the administrative services contract, Voyageur receives from the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund a fee, payable monthly, at the annual rate of 0.25% of the Funds’ average daily net assets. For its services as sub-administrator, BISYS receives a fee payable by Voyageur out of Voyageur’s own resources.

Certain Officers and Trustees of the Funds are affiliated with the adviser or the administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

4.   Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

In June 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed its analysis on whether the adoption of FIN 48 will have an impact to the financial statements.

25

  NOTES TO FINANCIAL STATEMENTS

The tax character of distributions as of the latest fiscal year ended September 30, 2006 were as follows:

	Distributions Paid From

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*

Prime Money Market Fund	$343,274,563	$—	$343,274,563	$—	$343,274,563
U.S. Government Money Market Fund	32,770,440	—	32,770,440	—	32,770,440
Tax-Free Money Money Market Fund	728	—	728	22,253,354	22,254,082
Institutional Prime Money Market Fund	48,677,692	—	48,677,692	—	48,677,692
Institutional Tax-Free Money Market Fund	—	—	—	13,013,897	13,013,897
Treasury Plus Money Market Fund	8,396	—	8,396	—	8,396

*Total Distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2006 the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Tax Exempt Income	Taxable Ordinary Income	Undistributed Long- Term Capital Gains	Accumulated Earnings

Prime Money Market Fund	$—	$—	$—	$—
U.S. Government Money Market Fund	—	1	—	1
Tax-Free Money Money Market Fund	1	—	—	1
Institutional Prime Money Market Fund	—	—	—	—
Institutional Tax-Free Money Market Fund	—	—	—	—
Treasury Plus Money Market Fund	—	1,278	—	1,278
	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ (Deficit)

Prime Money Market Fund	$—	$(97,457)	$—	$(97,457)
U.S. Government Money Market Fund	—	(3,744)	—	(3,743)
Tax-Free Money Money Market Fund	—	(1,657)	—	(1,656)
Institutional Prime Money Market Fund	—	(87,376)	—	(87,376)
Institutional Tax-Free Money Market Fund	—	(2,400)	—	(2,400)
Treasury Plus Money Market Fund	(1,278)	—	—	—

26

  NOTES TO FINANCIAL STATEMENTS

As of September 30, 2006, the following Funds had net capital loss carryforwards to offset future net capital gains or net investment income, if any:

	Capital Loss Carryforward	Expires

Prime Money Market Fund	$3,069	2012
	40,324	2014
U.S. Government Money Market Fund	97	2012
	1,086	2013
	2,129	2014
Tax-Free Money Market Fund	1,657	2010
Institutional Prime Money Market Fund	21,544	2009
	279	2011
	5,669	2012
	1,579	2013
	18,923	2014
Institutional Tax-Free Money Market Fund	536	2009

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Funds had deferred post October capital losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2007:

Deferred Post-October Losses

Prime Money Market Fund	$54,064
U.S. Government Money Market Fund	432
Institutional Prime Money Market Fund	39,381
Institutional Tax-Free Money Market Fund	1,863

27

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Asset Backed Securities – 12.77%
Asset Backed Auto Receivable – 5.56%
41,235,174	Americredit Automobile Receivables Trust, Series 2007-AX, Class A1, 5.31%, 2/6/08 (b)	$41,235,174
5,286,626	BMW Vehicle Owner Trust, Series 2006-A, Class A1, 5.36%, 9/25/07 (b)	5,286,626
58,318,247	Capital One Auto Finance Trust, Series 2007-A, Class A1, 5.32%, 2/15/08 (b)	58,318,247
1,595,738	CNH Equipment Trust, Series 2006-B, Class A1, 5.39%, 10/5/07 (b)	1,595,738
72,500,000	CNH Equipment Trust, Series 2007-A, Class A1, 5.26%, 4/4/08 (b)	72,499,999
18,000,000	CPS Auto Trust, Series 2007-A, Class A1, 5.33%, 3/17/08 (b) (c)	18,000,000
2,720,505	Daimler Chrysler Auto Trust, Series 2006-C, Class A1, 5.33%, 10/8/07 (b) (c)	2,720,505
12,490,555	Ford Credit Auto Owner Trust, Series 2006-C, Class A1, 5.36%, 12/15/07 (b)	12,490,555
12,494,684	General Electric Equipment Midticket LLC, Series 2006-1, Class A1, 5.30%, 12/15/07 (b)	12,494,684
1,935,054	Honda Auto Receivables Owner Trust, Series 2006-2, Class A1, 5.43%, 8/21/07 (b)	1,935,054
30,093,458	Honda Auto Receivables Owner Trust, Series 2007-1, Class A1, 5.32%, 3/18/08 (b)	30,093,458
4,946,854	Household Automotive Trust, Series 2006-3, Class A1, 5.36%, 11/19/07 (b)	4,946,854
26,703,601	Household Automotive Trust, Series 2007-1, Class A1, 5.33%, 2/17/08 (b)	26,703,601
323,850	John Deere Owner Trust, Series 2006-A, Class A1, 5.36%, 7/13/07 (b)	323,802
2,553,748	Long Beach Auto Receivables Trust, Series 2006-B, Class A1, 5.37%, 10/15/07 (b)	2,553,748
34,500,000	Long Beach Auto Receivables Trust, Series 2007-A, Class A1, 5.34%, 4/15/08 (b)	34,500,000
2,345,476	Nissan Auto Receivables Owner Trust, Series 2006-C, Class A1, 5.49%, 8/15/07 (b)	2,345,476
56,243,273	Nissan Auto Receivables Owner Trust, Series 2007-A, Class A1, 5.32%, 3/17/08 (b)	56,243,273
56,400,000	Santander Drive Auto Receivables Trust, Series 2007-1, Class A1, 5.32%, 4/15/08 (b)	56,400,000
1,066,094	USAA Auto Owner Trust, Series 2006-3, Class A1, 5.40%, 8/15/07 (b)	1,066,094
10,943,361	USAA Auto Owner Trust, Series 2006-4, Class A1, 5.34%, 12/13/07 (b)	10,943,361
2,671,565	Volkswagen Auto Lease Trust, Series 2006-A, Class A1, 5.52%, 8/20/07 (b)	2,671,565
52,852,659	Volkswagen Auto Loan Enhanced Trust, Series 2007-1, Class A1, 5.32%, 2/20/08	52,852,659
3,195,064	Wachovia Auto Loan Owner Trust, Series 2006-1, Class A1, 5.39%, 10/19/07 (b) (c)	3,195,064
9,904,036	World Omni Auto Receivables Trust, Series 2006-B, Class A1, 5.37%, 10/15/07 (b)	9,904,036
20,314,853	World Omni Auto Receivables Trust, Series 2007-A, Class A1, 5.32%, 2/15/08 (b)	20,314,853

		541,634,426

28

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

Shares or Principal Amount		Value

Asset Backed Mortgages – 7.21%
65,500,000	Arkle Master Issuer PLC, Series 2006-1A, Class A1, 5.30%, 11/19/07 (b) (c)	$65,500,000
177,200,000	Brunel Residential Mortgage Securities, Series 2007-1A, Class A3, 5.31%, 1/13/39 (b) (c)	177,200,000
7,791,405	CIT Equipment Collateral, Series 2006-VT2, Class A1, 5.34%, 11/20/07 (b)	7,791,405
22,200,000	Granite Master Issuer PLC, Series 2006-3, Class A4, 5.30%, 12/20/54 (b)	22,200,000
34,000,000	Holmes Financing PLC, Series 10A, Class 1A, 5.29%, 7/15/07 (b) (c)	34,000,000
36,100,000	Holmes Master Issuer PLC, Series 2006-1A, Class 1A, 5.30%, 1/15/16 (b) (c)	36,100,000
63,000,000	Holmes Master Issuer PLC, Series 2007-1, Class 1A1, 5.30%, 3/15/08 (b)	63,000,000
38,897,289	Paragon Mortgages PLC, Series 13A, Class A1, 5.31%, 1/15/39 (b) (c)	38,897,807
78,000,000	Paragon Mortgages PLC, Series 14A, Class A1, 5.32%, 9/15/39 (b) (c)	78,000,000
110,000,000	Pendeford Master Issuer PLC, Series 2007-1A, Class 1A, 5.32%, 2/12/08 (b) (c)	110,000,000
24,000,000	Permanent Master Issuer PLC, Series 2006-1, Class 1A, 5.30%, 10/17/07 (b)	24,000,000
45,000,000	Permanent Master Issuer PLC, Series 2007-1, Class 1A, 5.31%, 1/15/08 (b)	45,000,000

		701,689,212

Total Asset Backed Securities (Cost $1,243,323,638)		1,243,323,638

Commercial Paper – 33.94%
Asset Backed – 12.24%
37,783,000	Barton Capital LLC, 5.35%, 4/11/07 (d)	37,727,900
15,000,000	Ciesco LLC, 5.38%, 4/5/07 (c) (d)	14,991,167
15,000,000	Ciesco LLC, 5.37%, 4/17/07 (c) (d)	14,965,000
35,000,000	Ciesco LLC, 5.36%, 4/19/07 (c) (d)	34,908,125
35,000,000	Ciesco LLC, 5.36%, 5/8/07 (c) (d)	34,811,506
65,000,000	Fairway Finance Corp. LLC, 5.28%, 6/12/07 (b) (c)	64,999,350
100,000,000	Fairway Finance Corp. LLC, 5.28%, 6/20/07 (b) (c)	99,998,906
12,000,000	Fairway Finance Corp. LLC, 5.28%, 6/20/07 (b) (c)	11,999,869
85,000,000	Fairway Finance Corp. LLC, 5.28%, 7/16/07 (b) (c)	84,998,123
80,000,000	Grampian Funding LLC, 5.38%, 4/25/07 (d)	79,720,533
31,342,000	Grampian Funding LLC, 5.38%, 5/25/07 (d)	31,096,592
50,000,000	Grampian Funding LLC, 5.37%, 6/28/07 (c) (d)	49,361,389
85,000,000	Grampian Funding LLC, 5.41%, 7/31/07 (d)	83,514,389
70,000,000	Kitty Hawk, 5.37%, 4/20/07 (c) (d)	69,806,042
100,000,000	Kitty Hawk, 5.37%, 5/16/07 (d)	99,346,250
40,499,000	Nieuw Amsterdam Funding, 5.37%, 4/2/07 (c) (d)	40,493,071
25,035,000	Nieuw Amsterdam Funding, 5.36%, 4/9/07 (c) (d)	25,005,737
50,000,000	Ranger Funding Co. LLC, 5.37%, 5/18/07	49,656,639
50,000,000	Sheffield Receivables, 5.38%, 4/20/07 (c) (d)	49,861,722
52,038,000	Three Pillars Funding, 5.50%, 4/2/07 (c) (d)	52,030,165
30,000,000	Windmill Funding Corp., 5.37%, 4/5/07 (c) (d)	29,982,567
81,959,000	Yorktown Capital Corp., 5.37%, 4/16/07 (d)	81,779,715

29

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

Shares or Principal Amount		Value

32,000,000	Yorktown Capital Corp., 5.37%, 4/17/07 (d)	$31,925,404
18,390,000	Yorktown Capital Corp., 5.36%, 5/1/07 (d)	18,309,697

		1,191,289,858

Banks – Australia/New Zealand – 1.02%
50,000,000	Australia & New Zealand Banking Group, 5.38%, 4/18/07 (d)	49,876,278
50,000,000	Westpac Banking Corp., 5.41%, 7/12/07 (c) (d)	49,262,625

		99,138,903

Banks – Domestic – 3.12%
22,500,000	BA Credit Card Trust Emerald Note, 5.38%, 4/4/07 (c) (d)	22,490,175
15,000,000	BA Credit Card Trust Emerald Note, 5.37%, 6/6/07 (c) (d)	14,856,175
55,000,000	BA Credit Card Trust Emerald Note, 5.38%, 6/26/07 (c) (d)	54,311,522
50,000,000	Credit Suisse First Boston USA, Inc., 5.37%, 4/2/07 (d)	49,992,736
25,000,000	Credit Suisse First Boston USA, Inc., 5.37%, 4/9/07 (d)	24,970,833
63,000,000	Credit Suisse First Boston USA, Inc., 5.37%, 4/26/07 (d)	62,770,313
50,000,000	Credit Suisse First Boston USA, Inc., 5.38%, 5/2/07 (d)	49,774,389
25,000,000	Marshall & Ilsley Corp., 5.38%, 4/12/07 (d)	24,959,972

		304,126,115

Banks – Foreign – 8.09%
70,000,000	Alliance & Leicester PLC, 5.38%, 5/18/07 (c) (d)	69,525,235
25,000,000	Alliance & Leicester PLC, 5.36%, 6/7/07 (c) (d)	24,757,125
80,000,000	Alliance & Leicester PLC, 5.37%, 7/13/07 (c) (d)	78,809,778
100,000,000	BNP Paribas, 5.46%, 6/6/07 (d)	99,044,467
50,000,000	Dexia Delaware LLC, 5.34%, 5/4/07 (d)	49,760,521
35,000,000	Greenwich Capital Holdings, 5.42%, 8/24/07 (d)	34,267,649
60,000,000	HBOS Treasury Services PLC, 5.38%, 4/26/07 (d)	59,781,667
40,000,000	HBOS Treasury Services PLC, 5.37%, 5/2/07 (d)	39,819,683
100,000,000	Rabobank Nederland, 5.18%, 12/20/07	99,895,183
73,000,000	Societe Generale North America, 5.37%, 4/3/07 (d)	72,978,789
50,000,000	Swedbank, 5.37%, 4/4/07 (d)	49,978,208
50,000,000	Swedbank, 5.38%, 4/13/07 (d)	49,912,750
60,000,000	Swedbank, 5.36%, 5/16/07 (d)	59,607,750

		788,138,805

Chemicals – 1.96%
67,500,000	BASF AG, 5.38%, 4/11/07 (c) (d)	67,401,750
50,000,000	BASF AG, 5.36%, 4/23/07 (d)	49,839,889
75,000,000	BASF AG, 5.40%, 7/16/07 (c) (d)	73,851,667

		191,093,306

Conglomerates – 0.31%
30,000,000	Dover Corp., 5.36%, 4/13/07 (c)	29,947,400
Finance – Diversified Domestic – 1.12%
80,000,000	Dexia Delaware LLC, 5.38%, 4/20/07 (d)	79,779,178
30,000,000	Morgan Stanley, 5.40%, 6/18/07 (d)	29,662,650

		109,441,828

Finance – Diversified Foreign – 5.30%
50,000,000	ING (US) Funding LLC, 5.34%, 5/11/07 (d)	49,710,000
40,061,000	ING (US) Funding LLC, 5.38%, 5/15/07 (d)	39,804,676
50,000,000	ING (US) Funding LLC, 5.37%, 5/21/07 (d)	49,636,805
100,000,000	Northern Rock PLC, 5.36%, 5/1/07 (c) (d)	99,562,917
50,000,000	Northern Rock PLC, 5.36%, 5/4/07 (c) (d)	49,759,833
32,000,000	Northern Rock PLC, 5.31%, 5/23/07 (c) (d)	31,757,796

30

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

Shares or Principal Amount		Value

20,000,000	UBS Finance (DE) LLC, 5.37%, 4/19/07 (d)	$19,947,700
40,000,000	UBS Finance (DE) LLC, 5.36%, 4/27/07 (d)	39,848,478
47,000,000	UBS Finance (DE) LLC, 5.37%, 5/1/07 (d)	46,794,963
50,000,000	UBS Finance (DE) LLC, 5.36%, 5/4/07 (d)	49,759,833
40,000,000	UBS Finance (DE) LLC, 5.42%, 8/10/07 (d)	39,243,111

		515,826,112

Insurance – 0.78%
26,728,000	ING America Insurance, 5.15%, 5/17/07 (d)	26,549,383
50,000,000	Prudential Funding LLC, 5.36%, 6/6/07 (d)	49,521,958

		76,071,341

Total Commercial Paper (Cost $3,305,073,668)		3,305,073,668

Certificates of Deposit – 33.78%
Banks – Australia/New Zealand – 2.95%
42,500,000	Australia & New Zealand Banking Group, 5.32%, 4/4/08 (b) (c)	42,500,000
25,000,000	Australia & New Zealand Banking Group, 5.32%, 6/23/10 (b) (c)	25,000,000
100,000,000	National Australia Bank, 5.31%, 3/7/11 (b) (c)	100,000,000
60,000,000	Westpac Banking Corp., 5.29%, 12/7/07 (b)	59,998,431
60,000,000	Westpac Banking Corp., 5.31%, 2/16/11 (b) (c)	60,000,000

		287,498,431

Banks – Canada – 3.47%
85,000,000	Bank of Nova Scotia, 5.26%, 10/4/07 (b)	84,989,015
42,500,000	Bank of Nova Scotia, 5.27%, 12/31/07 (b)	42,491,750
70,000,000	Canadian Imperial Bank, 5.29%, 6/4/07	70,000,614
65,000,000	Canadian Imperial Bank, 5.35%, 11/7/07	65,001,909
75,000,000	Toronto Dominion Bank, 5.51%, 6/18/07	74,976,767

		337,460,055

Banks – Domestic – 12.52%
85,000,000	AmSouth Bank, NA, 5.44%, 12/27/07 (b)	85,072,596
30,000,000	Bank of New York Co., Inc., 5.34%, 11/16/07 (b)	30,003,265
30,000,000	Bank of the West, 5.31%, 11/19/07 (b)	30,003,692
55,000,000	Comerica Bank, 5.30%, 8/24/07 (b)	55,002,827
20,000,000	Comerica Bank, 5.30%, 9/27/07 (b)	19,999,020
91,000,000	Comerica Bank, 5.41%, 11/26/07	91,069,329
80,000,000	Credit Suisse First Boston USA, Inc., 5.31%, 5/21/07	80,000,000
42,500,000	Marshall & Ilsley Bank, 5.16%, 12/15/16	42,503,493
50,000,000	Mercantile Safe Deposit & Trust Co., 5.56%, 7/16/07	50,000,000
50,000,000	Mercantile Safe Deposit & Trust Co., 5.72%, 8/7/07	50,000,000
42,500,000	Mercantile Safe Deposit & Trust Co., 5.43%, 8/22/07	42,496,670
70,000,000	National City Bank, 5.35%, 2/13/08 (b)	70,013,616
75,000,000	National City Bank, 5.30%, 3/13/08 (b)	75,014,008
60,000,000	PNC Bank NA, 5.27%, 1/2/08 (b)	59,986,463
73,900,000	Suntrust Bank, 5.29%, 5/1/07 (b)	73,900,773
163,500,000	Suntrust Bank, 5.27%, 9/14/07 (b)	163,487,046
82,500,000	US Bank NA, 5.29%, 12/5/07 (b)	82,504,740
20,015,000	Wells Fargo & Co., 5.37%, 3/10/08 (b)	20,032,640
98,000,000	World Savings Bank, 5.32%, 10/19/07 (b)	98,020,654

		1,219,110,832

Banks – Foreign – 14.84%
85,000,000	Abbey National Treasury Services, 5.36%, 6/29/07 (b)	85,009,027
127,500,000	Banco Espanol De Credito, 5.33%, 4/18/08 (b) (c)	127,500,000
35,000,000	Bank of Ireland, 5.30%, 7/19/11, (b) (c)	35,000,000

31

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

Shares or Principal Amount		Value

29,000,000	Barclays Bank PLC, 5.28%, 1/3/08 (b)	$28,996,672
100,000,000	BNP Paribas, 5.33%, 4/12/07	100,000,149
50,000,000	BNP Paribas, 5.32%, 12/16/07 (b) (c)	50,000,000
85,000,000	Calyon Bank, 5.35%, 5/7/07	85,001,263
175,000,000	Credit Agricole (London), 5.32%, 1/1/49 (b) (c)	174,999,999
60,000,000	Deustsche Bank, 5.32%, 6/18/07	60,000,036
50,000,000	Deutsche Bank, 5.35%, 8/8/07	50,000,596
75,000,000	Fortis Bank New York, 5.27%, 10/15/07 (b)	74,991,000
42,500,000	HBOS Treasury Services PLC, 5.29%, 4/7/08 (b) (c)	42,500,000
50,000,000	Royal Bank of Scotland Group, 5.29%, 6/8/07	50,000,000
100,000,000	Royal Bank of Scotland Group, 5.31%, 4/21/10 (b) (c)	100,000,000
75,000,000	Santander Totta Ireland PLC, 5.32%, 3/7/08 (b) (c)	75,000,000
42,500,000	Societe Generale NY, 5.27%, 9/21/07 (b)	42,493,943
32,965,000	Svenska Handelsbanken, 5.27%, 10/4/07 (b)	32,960,793
95,000,000	Svenska Handelsbanken, 5.29%, 4/4/08 (b) (c)	95,000,000
93,500,000	Svenska Handelsbanken, 5.29%, 11/21/11 (b) (c)	93,500,000
42,500,000	Swedbank, 5.31%, 9/17/07 (b)	42,496,180

		1,445,449,658

Total Certificates of Deposit (Cost $3,289,518,976)		3,289,518,976

Corporate Bonds – 21.00%
Banks – Domestic – 2.05%
50,000,000	Bank of New York Co., Inc., 5.32%, 3/10/15 (b) (c)	50,000,000
100,000,000	Credit Suisse First Boston USA, Inc., 5.31%, 5/8/07 (b)	100,001,304
50,000,000	Wells Fargo & Co., 5.33%, 7/15/09 (b) (c)	50,000,000

		200,001,304

Finance – Automotive – 2.83%
50,000,000	American Honda Finance Corp., 5.38%, 1/23/08 (b) (c)	50,019,826
50,000,000	American Honda Finance Corp., 5.32%, 1/28/08 (b) (c)	50,000,000
61,000,000	American Honda Finance Corp., 4.25%, 3/11/08 (c)	60,453,663
50,000,000	Toyota Motor Credit Corp., 5.27%, 5/21/07 (b)	50,000,474
65,000,000	Toyota Motor Credit Corp., 5.32%, 7/2/07 (b)	64,998,741

		275,472,704

Finance – Diversified Domestic – 4.30%
38,272,000	American General Finance, 5.48%, 1/18/08 (b)	38,318,342
50,000,000	HSBC Finance Corp., 5.40%, 10/4/07 (b)	50,018,179
25,000,000	JP Morgan Chase & Co., 5.29%, 7/2/07 (b)	25,000,000
110,000,000	Merrill Lynch & Co., 5.32%, 7/27/07 (b)	109,999,999
50,000,000	Merrill Lynch & Co., 5.30%, 4/18/08 (b)	50,000,000
10,000,000	Morgan Stanley, 5.49%, 7/27/07 (b)	10,004,844
50,000,000	Morgan Stanley, 5.29%, 9/14/07 (b)	50,000,000
85,000,000	Morgan Stanley, 5.49%, 1/18/08 (b)	85,102,903

		418,444,267

Forest & Paper Products – 0.65%
63,000,000	Kimberly-Clark Corp., 5.26%, 12/19/07 (c)	63,000,000
Information Technology – 1.67%
82,200,000	IBM Corp., 5.35%, 6/28/07 (b)	82,207,742
80,000,000	IBM Corp., 5.33%, 12/8/10 (b) (c)	80,000,000

		162,207,742

32

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Prime Money Market Fund (cont.)

Shares or Principal Amount		Value

Insurance – 7.75%
50,000,000	Allstate Life Global Funding Trust, 5.30%, 5/4/07 (b)	$50,000,000
55,000,000	Allstate Life Global Funding Trust, 5.34%, 5/21/07 (b)	55,003,755
77,000,000	Allstate Life Global Funding Trust, 5.29%, 1/11/08 (b)	77,000,000
42,500,000	Allstate Life Global Funding Trust, 5.29%, 4/4/08 (b)	42,500,000
85,000,000	ING Verzekeringen, NV, 5.29%, 1/4/08 (b) (c)	85,000,000
40,000,000	Metropolitan Life Global Funding I, 5.34%, 11/9/07 (b) (c)	40,011,684
125,000,000	Metropolitan Life Global Funding I, 5.31%, 2/22/08 (b) (c)	124,999,999
60,780,000	Monument Global Funding 2007-F, 5.33%, 3/20/08 (b) (c)	60,780,000
52,500,000	Monumental Global Funding II, 5.44%, 6/29/07 (b) (c)	52,516,013
5,750,000	Monumental Global Funding II, 5.37%, 9/13/07 (b) (c)	5,751,183
42,500,000	Monumental Global Funding II, 5.33%, 12/20/07 (b) (c)	42,500,000
80,000,000	Nationwide Life Global Funding, 5.31%, 12/27/11 (b) (c)	80,000,000
40,000,000	Pricoa Global Funding I, 5.44%, 1/25/08 (b) (c)	40,037,225

		756,099,859

Manufacturing – 0.88%
85,000,000	3M Co., 5.15%, 12/12/10 (c)	85,303,866

Retail – 0.87%
85,000,000	Wal-Mart Stores, 5.88%, 6/1/18	85,069,181

Total Corporate Bonds (Cost $2,045,598,923)		2,045,598,923

Taxable Municipal Bonds – 0.87%
Florida – 0.87%
85,000,000	Florida Hurricane Catastrophe, 5.33%, 4/14/08 (b)	85,000,000

Total Taxable Municipal Bonds (Cost $85,000,000)		85,000,000

Municipal Bonds – 0.23%
Virginia – 0.23%
22,700,000	Arlington County Industrial Development Authority Economic Development Revenue, 5.35%, 8/1/31 (b)	22,700,000

Total Municipal Bonds (Cost $22,700,000)		22,700,000

Investment Companies – 0.04%
3,824,623	Wells Fargo Prime Investment Money Market Fund	3,824,623

Total Investment Companies (Cost $3,824,623)		3,824,623

Total Investments (Cost $9,995,039,828) (a) – 102.63%		9,995,039,828
Liabilities in excess of other assets – (2.63)%		(255,831,275)

NET ASSETS – 100.00%		$9,739,208,553

(a) Tax cost of securities is equal to book cost of securities.
(b) Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2007. The maturity date represents the actual maturity date.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(d) Rate represents the effective yield at purchase.

Abbreviations used are defined below:
LOC – Letter of Credit
LLC – Limited Liability

See notes to financial statements.

33

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack U.S. Government Money Market Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

U.S. Government Agency Obligations – 71.35%
Federal Farm Credit Bank – 9.33%
$30,568,000	5.29%, 6/12/07 (c)	$30,256,206
45,000,000	5.18%, 2/8/08 (b)	44,995,107

		75,251,313

Federal Home Loan Bank – 23.05%
50,000,000	5.26%, 5/2/07 (c)	49,779,125
31,885,000	3.50%, 5/15/07	31,812,756
47,000,000	5.28%, 5/18/07 (c)	46,684,604
25,000,000	Series 555, 4.13%, 10/26/07	24,841,284
22,820,000	Series 586, 4.25%, 4/16/07	22,810,911
10,000,000	Series 605, 5.21%, 6/8/07	10,000,000

		185,928,680

Federal Home Loan Mortgage Corporation – 26.88%
25,058,000	4.25%, 4/5/07	25,055,218
29,000,000	5.30%, 4/11/07	28,958,796
10,000,000	4.50%, 4/18/07	9,996,342
30,000,000	5.25%, 5/16/07	29,997,559
10,000,000	5.21%, 5/22/07	9,927,608
50,000,000	5.28%, 5/31/07 (c)	49,570,000
15,000,000	5.22%, 6/22/07 (b)	14,999,492
50,000,000	5.22%, 12/7/07 (c)	48,275,694

		216,780,709

Federal National Mortgage Association – 12.09%
26,989,000	5.30%, 4/25/07	26,897,147
19,749,000	5.27%, 4/30/07 (c)	19,667,626
39,366,000	5.29%, 5/23/07	39,075,435
11,900,000	4.20%, 8/1/07	11,856,925

		97,497,133

Total U.S. Government Agency Obligations (Cost $575,457,835)		575,457,835

Repurchase Agreements – 27.90%
145,000,000	Cantor Fitzgerald dated 3/30/07, due 4/2/07 at 5.37% with a maturity value of $145,064,888 (fully collateralized by Federal National Mortgage Association, 6.00%, 3/1/21)	145,000,000
80,000,000	Barclays Capital, Inc., dated 3/16/07, due 4/16/07 at 5.26% with a maturity value of $80,362,356 (fully collateralized by Federal Home Loan Mortgage Corp., 6.254%, 7/1/36 and Federal Home Loan Mortgage Corp., 5.943%, 2/1/37)	80,000,000
Total Repurchase Agreements (Cost $225,000,000)		225,000,000

Investment Companies – 0.46%
3,701,609	Wells Fargo Government Institutional Money Market Fund	3,701,609

Total Investment Companies (Cost $3,701,609)		3,701,609

Total Investments (Cost $804,159,444) (a) – 99.71%		804,159,444
Other assets in excess of liabilities – 0.29%		2,372,597

NET ASSETS – 100.00%		$806,532,041

(a) Tax cost of securities is equal to book cost of securities.
(b) Variable rate security. The rate reflected in the Schedule of Investments is the rate in effect on March 31, 2007. The Maturity date represents the actual maturity date.
(c) Rate represents the effective yield at purchase.

See notes to financial statements.

34

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Municipal Bonds – 85.03%
Alabama – 3.08%
23,000,000	Birmingham Alabama Medical Clinic Board Revenue, 3.66%, 12/1/26, (LOC Suntrust Bank) (b)	$23,000,000
3,265,000	Mobile Industrial Development Board Dock & Wharf Revenue, 3.66%, 6/1/32, (LOC Wachovia Bank) (b)	3,265,000

		26,265,000

Arizona – 2.88%
13,000,000	Apache County IDR, 3.65%, 12/15/18, (LOC Credit Suisse First Boston) (b)	13,000,000
1,010,000	Glendale IDR, 3.65%, 12/1/14, (LOC Wells Fargo Bank) (b)	1,010,000
3,000,000	Phoenix IDA, 3.67%, 10/1/29, (FHLMC Insured) (b)	3,000,000
1,655,000	Phoenix IDA, 3.79%, 1/1/31, (LOC Wells Fargo Bank)	1,655,000
4,300,000	Scottsdale IDA Hospital Revenue (Scottsdale Healthcare), 3.65%, 9/1/26, (FGIC Insured) (b)	4,300,000
1,550,000	State Health Facilities Authority Revenue (Community Behavioral Health Property), 3.65%, 8/1/25, (LOC Wells Fargo Bank) (b)	1,550,000

		24,515,000

California – 0.08%
650,000	Hesperia Public Financing Authority Lease Revenue, 3.72%, 6/1/22, (LOC Bank of America) (b)	650,000

Colorado – 7.47%
1,295,000	Boulder County Revenue (Mental Health Center), 3.65%, 2/15/25, (LOC Wells Fargo Bank) (b)	1,295,000
3,450,000	Colorado Educational & Cultural Facilities Authority Revenue (Clayton Foundation Project), 3.65%, 7/1/36, (LOC Wells Fargo Bank) (b)	3,450,000
1,190,000	Colorado Springs Revenue (Pikes Peak Mental Health), 3.65%, 3/15/23, (LOC Wells Fargo Bank) (b)	1,190,000
5,000,000	Commerce City Northern Infrastructure General Improvement, 3.66%, 12/1/28, (LOC U.S. Bank) (b)	5,000,000
1,940,000	Crystal Valley Metropolitan District, 3.65%, 10/1/34, (LOC Wells Fargo Bank) (b)	1,940,000
3,900,000	Douglas County MFHR (Autumn Chase), 3.67%, 12/1/29, (FHLMC Insured) (b)	3,900,000
2,400,000	Educational & Cultural Facilities Authority Revenue (Shambhala Mountain Center Project), 3.65%, 6/1/30, (LOC Wells Fargo Bank) (b)	2,400,000
695,000	Jefferson County Revenue, 3.65%, 6/1/10, (LOC Wells Fargo Bank) (b)	695,000
2,310,000	NBC Metropolitan District, 3.70%, 12/1/30, (LOC U.S. Bank) (b)	2,310,000
7,600,000	Pinery West Metropolitan District, 3.70%, 11/1/32, (LOC U.S. Bank) (b)	7,600,000
3,725,000	State Educational & Cultural Facilities Authority (Denver Art Museum Project), 3.65%, 1/1/34, (LOC Wells Fargo Bank) (b)	3,725,000
18,500,000	State Educational & Cultural Facilities Authority (National Jewish Building Program C-1), 3.77%, 9/1/35, (LOC U.S. Bank) (b)	18,500,000

35

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

1,900,000	State Educational & Cultural Facilities Authority (National Jewish Federal Building Program A-7), 3.77%, 7/1/29, (LOC Bank of America) (b)	$1,900,000
280,000	State Educational & Cultural Facilities Authority (Regis Jesuit High School), 3.65%, 12/1/33, (LOC Wells Fargo Bank) (b)	280,000
1,250,000	State Health Facilities Authority Revenue (Arapahoe House Project), 3.72%, 4/1/24, (LOC Wells Fargo Bank) (b)	1,250,000
625,000	State Health Facilities Authority Revenue (The Visiting Nurse Corp.), 3.86%, 7/1/22, (LOC Wells Fargo Bank) (b)	625,000
5,000,000	State Housing & Financial Authority MFHR (Grant A), 3.65%, 5/1/19, (LOC Wells Fargo Bank) (b)	5,000,000
2,600,000	University of Colorado Hospital Authority Revenue, Series B, 3.66%, 11/15/35, (LOC Wells Fargo Bank) (b)	2,600,000

		63,660,000

District of Columbia – 0.45%
3,835,000	District Revenue Pooled Loan, 3.66%, 1/1/29, (LOC Bank of America) (b)	3,835,000

Florida – 4.32%
5,800,000	Collier County Health Facilities Authority (The Moorings, Inc.), 3.67%, 12/1/24, (LOC Wachovia Bank) (b)	5,800,000
3,510,000	Dade County Water & Sewer Systems Revenue, 3.65%, 10/5/22, (FGIC Insured) (b)	3,510,000
3,500,000	Palm Beach County Housing Finance Authority, 3.67%, 11/1/07, (LOC Credit Suisse First Boston) (b)	3,500,000
5,300,000	Palm Beach County School Board, Series B, 3.64%, 8/1/29, (AMBAC Insured) (b)	5,300,000
3,345,000	Sarasota County Continuing Care Retirement Community Revenue (Glenridge Palmer Project), 3.79%, 6/1/36, (LOC Bank of Scotland) (b)	3,345,000
10,415,000	Sunshine State Governmental Funding Common Florida Revenue, 3.80%, 7/1/16, (AMBAC Insured) (b)	10,415,000
5,000,000	West Orange Health District Revenue, 3.67%, 2/1/22, (LOC Suntrust Bank) (b)	5,000,000

		36,870,000

Georgia – 5.58%
5,800,000	Clayton County MFHR (BS Partners), 3.67%, 9/1/26, (FNMA Insured) (b)	5,800,000
900,000	DeKalb County Development Authority Revenue, 3.66%, 6/1/20, (LOC Wachovia Bank) (b)	900,000
16,475,000	DeKalb County Housing Authority Revenue, 3.66%, 1/1/34, (FHLMC Insured) (b)	16,475,000
1,500,000	DeKalb Private Hospital Authority (Children’s Health Care Project), 3.67%, 12/1/17, (LOC Suntrust Bank) (b)	1,500,000
2,000,000	DeKalb Private Hospital Authority (Children’s Health Care Project), 3.67%, 12/1/28, (LOC Suntrust Bank) (b)	2,000,000
2,100,000	DeKalb Private Hospital Authority (Egleston Children’s Hospital), 3.67%, 3/1/24, (LOC Suntrust Bank) (b)	2,100,000

36

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

4,000,000	Downtown Savannah Authority Revenue, 3.67%, 10/1/07, (LOC Wachovia Bank) (b)	$4,000,000
5,750,000	Marietta MFHR, 3.67%, 5/15/07, (FNMA Insured) (b)	5,750,000
9,025,000	Marietta MFHR, 3.69%, 7/1/24, (FNMA Insured) (b)	9,025,000

		47,550,000

Idaho – 1.76%
3,150,000	State Health Facilities Revenue (St. Luke’s Medical Center), 3.79%, 7/1/30, (FSA Insured) (b)	3,150,000
8,350,000	State Tax Anticipation Notes GO, 4.50%, 6/29/07, (LOC Idaho State)	8,365,712
3,455,000	State University Foundation, Inc. Revenue, 3.65%, 5/1/21, (LOC Wells Fargo Bank) (b)	3,455,000

		14,970,712

Illinois – 9.32%
1,700,000	Galesburg Revenue (Knox College), 3.68%, 3/1/31, (LOC LaSalle Bank) (b)	1,700,000
4,575,000	Health Facilities Authority Revenue (Metropolitan Medical Center), Series C, 3.68%, 1/1/16, (LOC Bank One) (b)	4,575,000
26,335,000	Illinois Financial Authority Revenue (Alexian Brothers Health Systems), 3.62%, 1/1/18, (FSA Insured) (b)	26,334,999
4,000,000	State Development Finance Authority PCR, 3.73%, 9/1/08, (LOC JP Morgan Chase Bank) (b)	4,000,000
6,800,000	State Development Finance Authority Revenue (Provena Health), Series C, 3.65%, 5/1/28, (MBIA Insured) (b)	6,800,000
10,500,000	State Finance Authority Revenue (Chicago Historical Society), 3.70%, 1/1/36, (LOC JP Morgan Chase Bank) (b)	10,500,000
5,100,000	State Finance Authority Revenue (Elmhurst College), 3.64%, 4/1/35, (LOC Bank One) (b)	5,100,000
10,000,000	State Finance Authority Revenue (Resurrection Health), 3.65%, 5/15/35, (LOC LaSalle Bank) (b)	10,000,000
3,360,000	State Health Facilities Authority Revenue (Loyola University Health System), 3.65%, 7/1/24, (MBIA Insured) (b)	3,360,000
7,150,000	State Toll Highway Authority Revenue, 3.65%, 1/1/10, (MBIA Insured) (b)	7,150,000

		79,519,999

Indiana – 3.86%
10,265,000	Eclipse Funding Trust (Solar Eclipse-Middlebury), 3.69%, 1/15/30, (FSA Insured) (b)	10,265,000
3,700,000	Indianapolis Public Improvement Revenue, 3.66%, 2/1/20, (MBIA Insured) (b)	3,700,000
1,870,000	State Health Facilities Finance Authority Revenue (Anthony Wayne Rehabilitation Center), 3.65%, 2/1/31, (LOC Wells Fargo Bank) (b)	1,870,000
250,000	State Health Facilities Finance Authority Revenue (Deaconess Hospital), 3.67%, 1/1/22, (LOC Fifth Third Bank) (b)	250,000
2,835,000	State Health Facilities Finance Authority Revenue, Series D, 5.00%, 11/1/26, (b)	2,858,409

37

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

4,430,000	State Hospital Equipment Financing Authority Revenue, 3.68%, 12/1/15, (MBIA Insured) (b)	$4,430,000
6,165,000	Vincennes University Revenue, 3.68%, 10/1/22, (LOC Bank One Indiana) (b)	6,165,000
3,405,000	Vincennes University Revenue, 3.68%, 10/1/24, (LOC JP Morgan Chase Bank) (b)	3,405,000

		32,943,409

Iowa – 4.64%
2,815,000	State Finance Authority Revenue (Mississippi Valley Regional Blood Center), 3.65%, 2/1/23, (LOC Wells Fargo Bank) (b)	2,815,000
715,000	State Finance Authority Revenue (Putnam Museum of History), 3.65%, 5/1/12, (LOC Wells Fargo Bank) (b)	715,000
2,385,000	State Finance Authority Revenue (YMCA & Rehabilitation Center), 3.71%, 4/1/25, (LOC Bank of America) (b)	2,385,000
2,850,000	State Higher Education Authority Revenue (Cornell College), 3.65%, 11/1/16, (LOC Wells Fargo Bank) (b)	2,850,000
915,000	State Higher Education Authority Revenue (Loras College), 3.79%, 11/1/30, (LOC LaSalle Bank) (b)	915,000
7,840,000	State Higher Education Authority Revenue (Palmer Chiropractic), 3.68%, 4/1/27, (LOC LaSalle Bank) (b)	7,840,000
7,000,000	State School Cash Anticipation Program, 4.50%, 6/28/07, (FSA Insured)	7,012,843
10,000,000	State School Cash Anticipation Program, Series B, 4.25%, 1/25/08, (FSA Insured)	10,052,982
1,950,000	Webster County Educational Facilities Revenue, 3.65%, 7/1/20, (LOC Wells Fargo Bank) (b)	1,950,000
2,985,000	Woodbury County (Siouxland Regional Cancer Center), 3.65%, 12/1/14, (LOC Wells Fargo Bank) (b)	2,985,000

		39,520,825

Kansas – 0.45%
1,500,000	Olathe Health Facilities Revenue (Olathe Medical Center), 3.79%, 9/1/32, (AMBAC Insured) (b)	1,500,000
2,375,000	University of Kansas Hospital Authority Health Facilities Revenue (KU Health Systems), 3.79%, 9/1/34, (LOC Harris Trust) (b)	2,375,000

		3,875,000

Kentucky – 0.54%
4,630,000	Louisville & Jefferson County Sewer and Drain Systems Revenue, 3.65%, 5/15/23, (FSA Insured) (b)	4,630,000
Louisiana – 0.95%
4,105,000	State Offshore Terminal Authority Deepwater Port Revenue (Loop LLC Project), 3.66%, 10/1/19, (LOC JP Morgan Chase Bank) (b)	4,105,000
4,000,000	State Public Facilities Authority Revenue (Community Care), 3.67%, 7/1/21, (LOC JP Morgan Chase Bank) (b)	4,000,000

		8,105,000

Maryland – 0.35%
3,000,000	State Health & Higher Educational Facilities, 3.65%, 4/1/35, (LOC U.S. Bank) (b)	3,000,000

38

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

Massachusetts – 0.36%
500,000	State Health & Educational Facilities Authority Revenue (Capital Assets Program), 3.65%, 1/1/19, (MBIA Insured) (b)	$500,000
2,600,000	State Water Resource Authority, 3.65%, 11/1/26, (FGIC Insured) (b)	2,600,000

		3,100,000

Michigan – 1.19%
3,310,000	Eastern Michigan University, 3.79%, 6/1/27, (FGIC Insured) (b)	3,310,000
6,860,000	State Strategic Fund Limited Obligation Revenue (Henry Ford Museum), 3.72%, 12/1/33, (LOC Comerica Bank) (b)	6,860,000

		10,170,000

Minnesota – 4.12%
1,440,000	Inver Grove Heights Senior Housing Revenue, 3.68%, 5/15/35, (FNMA Insured) (b)	1,440,000
5,980,000	Midwest Consortium of Minneapolis Municipal Utilities Revenue, 3.65%, 1/1/25, (LOC U.S. Bank) (b)	5,980,000
7,945,000	Midwest Consortium of Minneapolis Municipal Utilities Revenue, 3.65%, 10/1/35, (LOC U.S. Bank) (b)	7,945,000
2,000,000	Minneapolis Health Care Systems Revenue (Fairview Health Services), 3.66%, 11/15/32, (AMBAC Insured) (b)	2,000,000
9,010,000	Minneapolis Housing Development Revenue (Orchestra Hall Associates), 3.67%, 12/1/14, (FHLMC Insured) (b)	9,010,000
895,000	Minneapolis Revenue (Catholic Charities Projects), 3.68%, 11/1/16, (LOC Wells Fargo Bank) (b)	895,000
3,800,000	Oak Park Heights MFHR (Boutwells Landing), 3.68%, 11/1/35, (LOC Freddie Mac) (b)	3,800,000
2,340,000	St. Paul Housing & Redevelopment Authority Revenue (Science Museum Project), 3.69%, 5/1/27, (LOC U.S. Bank) (b)	2,340,000
870,000	St. Paul Minnesota Housing & Redevelopment Authority Distribution Heating Revenue, 3.68%, 12/1/12, (LOC Dexia Credit) (b)	870,000
820,000	State Higher Education Facilities Authority Revenue (St. Olaf College), 3.79%, 10/1/20, (LOC Harris Trust & Savings Bank) (b)	820,000

		35,100,000

Mississippi – 1.71%
14,555,000	State Development Bank Special Obligation (Desoto County), 3.68%, 11/1/22, (AMBAC Insured) (b)	14,555,000

Missouri – 0.89%
3,150,000	Independence IDA MFHR (Mansions Project), 3.68%, 8/1/35, (FHLMC Insured) (b)	3,150,000
2,000,000	St. Charles County IDA, 3.67%, 2/1/29, (FNMA Insured) (b)	2,000,000
2,440,000	State Health & Educational Facilities Authority, 3.79%, 11/1/32, (LOC Bank of America) (b)	2,440,000

		7,590,000

39

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

Montana – 0.59%
5,050,000	State Health Facilities Authority Revenue (Health Care Pooled Loan Program), 3.68%, 12/1/15, (FGIC Insured) (b)	$5,050,000

Nebraska – 0.73%
2,000,000	Lancaster County Hospital Authority Revenue (Bryan Leigh Medical Center Project), 3.79%, 6/1/18, (AMBAC Insured)	2,000,000
3,225,000	Scotts Bluff County Hospital Authority Revenue, 3.81%, 12/1/31, (GNMA Insured) (b)	3,225,000
1,000,000	State Educational Finance Authority (Creighton University Project), 3.79%, 3/1/33, (AMBAC Insured) (b)	1,000,000

		6,225,000

New Hampshire – 0.11%
970,000	State Health & Educational Facilities Revenue, 3.65%, 7/1/21, (LOC JP Morgan Chase Bank) (b)	970,000

North Carolina – 1.39%
2,665,000	Charlotte Airport Revenue, Series A, 3.65%, 7/1/16, (MBIA Insured) (b)	2,665,000
7,000,000	North Carolina Capital Facilities Finance Agency Recreational Facilities Revenue (YMCA), 3.66%, 4/1/29, (LOC Wachovia Bank) (b)	7,000,000
2,165,000	State Educational Facilities Agency Revenue, 3.67%, 1/1/19, (LOC Bank of America) (b)	2,165,000

		11,830,000

Ohio – 4.01%
5,045,000	Franklin County Hospital Revenue (Children’s Hospital), 3.66%, 11/1/25, (AMBAC Insured) (b)	5,045,000
1,960,000	Franklin County Hospital Revenue (OhioHealth), 3.65%, 12/1/20, (LOC Citigroup) (b)	1,960,000
2,465,000	Franklin County Hospital Revenue (OhioHealth), 3.65%, 12/1/28, (LOC National City Bank) (b)	2,465,000
3,915,000	Lucas County Bond Anticipation Notes, 3.60%, 10/10/07	3,916,586
13,700,000	Salem Hospital Revenue, 3.70%, 9/1/35, (LOC JP Morgan Chase Bank) (b)	13,700,000
7,085,000	University of Toledo General Receipts Bonds, 3.79%, 6/1/32, (FGIC Insured) (b)	7,085,000

		34,171,586

Oklahoma – 1.08%
9,200,000	University of Oklahoma Hospital Trust Revenue, Series A, 3.66%, 8/15/35, (LOC Bank of America) (b)	9,200,000

Pennsylvania – 2.83%
2,910,000	Montgomery County IDA (Gloria Dei Project), 3.67%, 1/1/23, (LOC Citizens Bank) (b)	2,910,000
11,300,000	Pennsylvania Intergovernmental Cooperation Authority Split Tax Revenue, 3.67%, 6/15/22, (AMBAC Insured) (b)	11,300,000
9,650,000	Sayre Health Care Facilities Authority Revenue, 3.67%, 12/1/20, (AMBAC Insured) (b)	9,650,000

40

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

280,000	Schuylkill County IDA (Northeast Power Co. Project), Series A, 3.87%, 12/1/22, (LOC Dexia Group) (b)	$280,000

		24,140,000

South Carolina – 1.00%
2,800,000	Florence County Hospital Revenue (McLeod Regional Medical Center), 3.67%, 11/1/15, (FGIC Insured) (b)	2,800,000
3,300,000	State Job Development Authority (Catholic Diocese), 3.71%, 9/1/18, (LOC Bank of America) (b)	3,300,000
795,000	State Job Development Authority (Orangeburg Regional Medical Center), 3.65%, 2/15/28, (AMBAC Insured) (b)	795,000
1,600,000	State Jobs Economic Development Authority Revenue (Hammond School Project), 3.65%, 6/1/30, (LOC Wells Fargo Bank) (b)	1,600,000

		8,495,000

Tennessee – 1.19%
3,315,000	Clarksville Public Building Authority Revenue, 3.66%, 11/1/27, (LOC Bank of America) (b)	3,315,000
5,400,000	Hamilton County IDR (Aquarium), 3.66%, 3/1/15, (LOC Bank of America) (b)	5,400,000
1,410,000	Metropolitan Government Nashville & Davidson County, 3.66%, 8/1/18, (LOC Bank of America) (b)	1,410,000

		10,125,000

Texas – 5.11%
1,050,000	Austin County Industrial Development Corp., 3.67%, 12/1/14, (LOC JP Morgan Chase Bank) (b)	1,050,000
1,300,000	San Antonio Health Facilities Authority Revenue (Clinical Foundation Project), 3.65%, 6/1/20, (LOC Wells Fargo Bank) (b)	1,300,000
2,380,000	Splendora Higher Education Facilities Revenue, 3.65%, 12/1/26, (LOC Wells Fargo Bank) (b)	2,380,000
35,000,000	State Tax & Revenue Anticipation Notes, 4.50%, 8/31/07	35,133,656
3,700,000	Tarrant County Housing Finance Corp. Revenue, 3.67%, 2/15/28, (FNMA Insured) (b)	3,700,000

		43,563,656

Utah – 1.41%
900,000	Duchesne School District Municipal Building Authority Lease Revenue, 3.70%, 6/1/21, (LOC U.S. Bank) (b)	900,000
11,105,000	Salt Lake City Revenue (Valley Mental Health Project), 3.65%, 12/1/21, (LOC Wells Fargo Bank) (b)	11,105,000

		12,005,000

Virginia – 0.70%
2,740,000	Alexandria IDA (Pooled Loan Project), 3.66%, 7/1/26, (LOC Bank of America) (b)	2,740,000
2,205,000	Hampton Redevelopment & Housing Authority MFHR (Shoreline Apartments Project), 3.67%, 12/1/19, (FHLMC Insured) (b)	2,205,000
1,000,000	Louisa County IDA, 3.66%, 1/1/20, (LOC Bank of America) (b)	1,000,000

		5,945,000

41

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

Washington – 2.97%
2,235,000	Richland Golf Enterprise Revenue, 3.68%, 12/1/21, (LOC Bank of America) (b)	$2,235,000
6,000,000	Snohomish County Public Utility, 3.65%, 12/1/19, (FSA Insured) (b)	6,000,000
5,500,000	State Housing & Finance Commission (Evergreen School Project), 3.65%, 7/1/28, (LOC Wells Fargo Bank) (b)	5,500,000
1,100,000	State Housing & Finance Commission (Riverview Retirement Project), 3.73%, 7/1/22, (LOC U.S. Bank) (b)	1,100,000
670,000	State Housing & Finance Commission Nonprofit Housing Revenue (Christa Ministries), 3.73%, 7/1/11, (LOC U.S. Bank) (b)	670,000
1,800,000	State Housing & Finance Commission Nonprofit Revenue (Annie Wright School), 3.70%, 12/1/23, (LOC Bank of America) (b)	1,800,000
7,045,000	State Housing & Finance Commission Nonprofit Revenue (Overlake School Project), 3.65%, 10/1/29, (LOC Wells Fargo Bank) (b)	7,045,000
1,000,000	State Housing & Finance Commission Nonprofit Revenue (Wesley Homes Project), 3.66%, 1/1/36, (LOC Bank of America) (b)	1,000,000

		25,350,000

Wisconsin – 7.91%
3,000,000	Kenosha Unified School District, 3.60%, 9/14/07	3,001,310
7,000,000	School District Cash Flow Management Program, Certificate of Participation, Series B, 4.25%, 11/1/07	7,029,391
7,000,000	School District Cash Flow Management Program, Series A1, 4.50%, 9/19/07, (LOC U.S. Bank)	7,029,447
25,590,000	State Health & Educational Facilities Authority Revenue (Aurora Health Care), Series B, 3.64%, 4/1/28, (LOC Marshall & Ilsley) (b)	25,590,000
2,000,000	State Health & Educational Facilities Authority Revenue (Aurora Health Care), Series C, 3.79%, 4/1/28, (LOC Marshall & Ilsley) (b)	2,000,000
3,100,000	State Health & Educational Facilities Authority Revenue (Goodwill North Central), 3.65%, 11/1/25, (LOC Wells Fargo Bank) (b)	3,100,000
13,265,000	State Health & Educational Facilities Authority Revenue (Gundersen Lutheran), 3.79%, 12/1/15, (FSA Insured) (b)	13,265,000
650,000	State Health & Educational Facilities Authority Revenue (Meriter Hospital), 3.84%, 12/1/32, (LOC Marshall & Ilsley Bank) (b)	650,000
2,800,000	State Health & Educational Facilities Authority Revenue (ProHealth, Inc.), 3.79%, 8/15/30, (AMBAC Insured) (b)	2,800,000
1,025,000	State Health & Educational Facilities Authority Revenue (St. John’s United Church), 3.73%, 2/1/30, (LOC U.S. Bank) (b)	1,025,000

42

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

2,000,000	State Health & Educational Facilities Authority Revenue (Wheaton Franciscan Services), 3.66%, 8/15/33, (LOC U.S. Bancorp) (b)	$2,000,000

		67,490,148

Total Municipal Bonds (Cost $724,985,335)		724,985,335

Commercial Paper – 10.36%
Florida – 2.76%
7,901,000	Cape Coral Florida, 3.70%, 4/12/07, (LOC Bank of America)	7,901,000
14,099,000	Cape Coral Florida, 3.65%, 6/28/07, (LOC Bank of America)	14,099,000
1,500,000	Jacksonville Health Authority, 3.56%, 6/4/07, (LOC Bank of America)	1,500,000

		23,500,000

Massachusetts – 1.17%
10,000,000	Massachusetts School Building Authority, 3.60%, 8/8/07	10,000,000

Minnesota – 3.28%
18,000,000	University of Minnesota, 3.54%, 4/5/07	18,000,000
10,000,000	University of Minnesota, 3.62%, 5/22/07	10,000,000

		28,000,000

Texas – 2.03%
8,800,000	Pinellas County Education, 3.61%, 5/23/07, (LOC Wachovia Bank)	8,800,000
2,000,000	Plano Texas Health Facilities, 3.61%, 5/22/07, (MBIA Insured)	2,000,000
6,500,000	Upper Trinity Regional, 3.60%, 4/5/07, (LOC Bank of America)	6,500,000

		17,300,000

Wyoming – 1.12%
9,525,000	Sweetwater County Wyoming, 3.61%, 7/9/07, (LOC Barclays Bank)	9,525,000

Total Commercial Paper (Cost $88,325,000)		88,325,000

Investment Companies – 0.28%
2,399,838	Federated Tax Exempt Money Market Fund	2,399,838

Total Investment Companies (Cost $2,399,838)		2,399,838

Total Investments (Cost $815,710,173) (a) – 95.67%		815,710,173
Other assets in excess of liabilities – 4.33%		36,949,903

NET ASSETS – 100.00%		$852,660,076

(a) Tax cost of securities is equal to book cost of securities.
(b) Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2007. The maturity date represents the actual maturity date.

Abbreviations used are defined below:
AMBAC – Ambac Assurance Corporation
FGIC – Financial Guaranty Insurance Corporation
FHLMC – Federal Home Loan Mortgage Corporation
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance Inc.
GNMA – Government National Mortgage Association
GO – General Obligation IDA – Industrial Development Authority
IDR – Industrial Development Revenue
LOC – Letter of Credit
MBIA – MBIA Insurance Corporation
MFHR – Multi-Family Housing Revenue
PCR – Pollution Control Revenue

See notes to financial statements.

43

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Asset Backed Securities – 11.53%
Asset Backed Auto Receivable – 5.33%
6,747,574	Americredit Automobile Receivables Trust, Series 2007-AX, Class A1, 5.31%, 2/6/08 (b)	$6,747,574
614,724	BMW Vehicle Owner Trust, Series 2006-A, Class A1, 5.36%, 9/25/07 (b)	614,724
6,479,805	Capital One Auto Finance Trust, Series 2007-A, Class A1, 5.32%, 2/15/08 (b)	6,479,805
9,342,545	CNH Equipment Trust, Series 2006-B, Class A1, 5.39%, 10/5/07 (b)	9,342,546
7,500,000	CNH Equipment Trust, Series 2007-A, Class A1, 5.26%, 4/4/08 (b)	7,500,000
2,000,000	CPS Auto Trust, Series 2007-A, Class A1, 5.33%, 3/17/08 (b) (c)	2,000,000
922,205	Daimler Chrysler Auto Trust, Series 2006-C, Class A1, 5.33%, 10/8/07 (b) (c)	922,205
2,033,346	Ford Credit Auto Owner Trust, Series 2006-C, Class A1, 5.36%, 12/15/07 (b)	2,033,346
3,123,671	General Electric Equipment Midticket LLC, Series 2006-1, Class A1, 5.30%, 12/15/07 (b)	3,123,671
341,480	Honda Auto Receivables Owner Trust, Series 2006-2, Class A1, 5.43%, 8/21/07 (b)	341,480
5,310,610	Honda Auto Receivables Owner Trust, Series 2007-1, Class A1, 5.32%, 3/18/08 (b)	5,310,610
1,236,714	Household Automotive Trust, Series 2006-3, Class A1, 5.36%, 11/19/07 (b)	1,236,714
4,712,400	Household Automotive Trust, Series 2007-1, Class A1, 5.33%, 2/17/08 (b)	4,712,400
80,962	John Deere Owner Trust, Series 2006-A, Class A1, 5.36%, 7/13/07 (b)	80,950
348,238	Long Beach Auto Receivables Trust, Series 2006-B, Class A1, 5.37%, 10/15/07 (b)	348,238
5,500,000	Long Beach Auto Receivables Trust, Series 2007-A, Class A1, 5.34%, 4/15/08 (b)	5,500,000
586,369	Nissan Auto Receivables Owner Trust, Series 2006-C, Class A1, 5.49%, 8/15/07 (b)	586,369
6,151,608	Nissan Auto Receivables Owner Trust, Series 2007-A, Class A1, 5.32%, 3/17/08 (b)	6,151,608
8,600,000	Santander Drive Auto Receivables Trust, Series 2007-1, Class A1, 5.32%, 4/15/08 (b)	8,600,000
177,682	USAA Auto Owner Trust, Series 2006-3, Class A1, 5.40%, 8/15/07 (b)	177,682
1,635,215	USAA Auto Owner Trust, Series 2006-4, Class A1, 5.34%, 12/13/07 (b)	1,635,215
572,478	Volkswagen Auto Lease Trust, Series 2006-A, Class A1, 5.52%, 8/20/07 (b)	572,478
5,637,617	Volkswagen Auto Loan Enhanced Trust, Series 2007-1, Class A1, 5.32%, 2/20/08	5,637,617
456,438	Wachovia Auto Loan Owner Trust, Series 2006-1, Class A1, 5.39%, 10/19/07 (b) (c)	456,438
1,346,949	World Omni Auto Receivables Trust, Series 2006-B, Class A1, 5.37%, 10/15/07 (b)	1,346,949
2,257,206	World Omni Auto Receivables Trust, Series 2007-A, Class A1, 5.32%, 2/15/08 (b)	2,257,206

		83,715,825

Asset Backed Mortgages – 6.20%
9,500,000	Arkle Master Issuer PLC, Series 2006-1A, Class A1, 5.30%, 11/19/07 (b) (c)	9,500,000

44

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

Shares or Principal Amount		Value

19,500,000	Brunel Residential Mortgage Securities, Series 2007-1A, Class A3, 5.31%, 1/13/39 (b) (c)	$19,499,999
1,113,058	CIT Equipment Collateral, Series 2006-VT2, Class A1, 5.34%, 11/20/07 (b)	1,113,058
2,000,000	Granite Master Issuer PLC, Series 2006-3, Class A4, 5.30%, 12/20/54 (b)	2,000,000
6,000,000	Holmes Financing PLC, Series 10A, Class 1A, 5.29%, 7/15/07 (b) (c)	6,000,000
5,900,000	Holmes Master Issuer PLC, Series 2006-1A, Class 1A, 5.30%, 1/15/16 (b) (c)	5,900,000
12,000,000	Holmes Master Issuer PLC, Series 2007-1, Class 1A1, 5.30%, 3/15/08 (b)	12,000,000
5,416,078	Paragon Mortgages PLC, Series 13A, Class A1, 5.31%, 1/15/39 (b) (c)	5,416,136
12,000,000	Paragon Mortgages PLC, Series 14A, Class A1, 5.32%, 9/15/39 (b) (c)	12,000,000
15,000,000	Pendeford Master Issuer PLC, Series 2007-1A, Class 1A, 5.32%, 2/12/08 (b) (c)	15,000,000
4,000,000	Permanent Master Issuer PLC, Series 2006-1, Class 1A, 5.30%, 10/17/07 (b)	4,000,000
5,000,000	Permanent Master Issuer PLC, Series 2007-1, Class 1A, 5.31%, 1/15/08 (b)	5,000,000

		97,429,193

Total Asset Backed Securities (Cost $181,145,018)		181,145,018

Commercial Paper – 19.10%
Asset Backed – 7.73%
10,000,000	Fairway Finance Corp. LLC, 5.28%, 6/12/07 (b) (c) (d)	9,999,900
18,000,000	Fairway Finance Corp. LLC, 5.28%, 6/20/07 (b) (c) (d)	17,999,803
15,000,000	Fairway Finance Corp. LLC, 5.28%, 7/16/07 (b) (c) (d)	14,999,669
20,000,000	Galaxy Funding, Inc., 5.38%, 4/13/07 (d)	19,965,067
1,408,000	Park Avenue Receivables, 5.35%, 4/25/07 (d)	1,403,081
3,000,000	Sheffield Receivables, 5.38%, 4/20/07 (c) (d)	2,991,703
30,393,000	Three Pillars Funding, 5.38%, 6/22/07 (c) (d)	30,030,242
15,000,000	Yorktown Capital Corp., 5.37%, 4/16/07 (d)	14,967,188
9,000,000	Yorktown Capital Corp., 5.36%, 5/1/07 (d)	8,960,700

		121,317,353

Banks – Domestic – 1.65%
7,000,000	BA Credit Card Trust Emerald Note, 5.38%, 4/5/07 (c) (d)	6,995,924
19,000,000	Marshall & Ilsley Corp., 5.38%, 4/12/07 (d)	18,969,579

		25,965,503

Banks – Foreign – 3.17%
25,000,000	Dexia Delaware LLC, 5.34%, 5/4/07 (d)	24,880,261
5,000,000	Greenwich Capital Holdings, 5.42%, 8/24/07 (d)	4,895,378
20,000,000	Societe Generale North America, 5.37%, 4/3/07 (d)	19,994,144

		49,769,783

Finance – Diversified Foreign – 5.66%
25,000,000	ING (US) Funding LLC, 5.37%, 5/21/07 (d)	24,818,403
30,000,000	Northern Rock PLC, 5.36%, 5/4/07 (c)	29,855,900
35,000,000	UBS Finance (DE) LLC, 5.42%, 8/10/07 (d)	34,337,722

		89,012,025

Food Products – 0.09%
1,480,000	McCormick & Company, Inc., 5.36%, 5/23/07 (d)	1,468,884

Health Care – 0.66%
10,500,000	Baystate Health Systems, 5.38%, 6/28/07	10,365,507

45

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

Shares or Principal Amount		Value

Insurance – 0.14%
2,240,000	Prudential Funding LLC, 5.33%, 5/25/07 (d)	$2,222,629
Total Commercial Paper (Cost $300,121,684)		300,121,684

Certificates of Deposit – 39.32%
Banks – Australia/New Zealand – 3.66%
7,500,000	Australia & New Zealand Banking Group, 5.32%, 4/4/08 (b) (c)	7,500,000
15,000,000	Westpac Banking Corp., 5.29%, 12/7/07 (b)	14,999,608
20,000,000	Westpac Banking Corp., 5.32%, 1/15/08 (b)	19,999,887
15,000,000	Westpac Banking Corp., 5.31%, 2/16/11 (b) (c)	15,000,000

		57,499,495

Banks – Canada – 4.49%
13,000,000	Bank of Nova Scotia, 5.21%, 10/4/07	12,985,076
15,000,000	Bank of Nova Scotia, 5.26%, 10/4/07 (b)	14,998,062
7,500,000	Bank of Nova Scotia, 5.27%, 12/31/07 (b)	7,498,544
10,000,000	Canadian Imperial Bank, 5.35%, 11/7/07	10,000,294
25,000,000	Canadian Imperial Bank, 5.36%, 1/10/08 (b)	25,005,506

		70,487,482

Banks – Domestic – 20.79%
15,000,000	AmSouth Bank, NA, 5.44%, 12/27/07 (b)	15,012,811
5,000,000	Bank of Montreal Chicago, 5.42%, 3/18/08 (b)	5,004,941
25,000,000	Bank of New York Co., Inc., 5.34%, 11/16/07 (b)	25,002,721
7,000,000	Bank of New York Co., Inc., 5.31%, 11/19/07 (b)	6,998,861
25,000,000	Branch Banking & Trust, 5.28%, 4/30/07	25,000,000
9,475,000	Branch Banking & Trust, 5.42%, 6/4/07 (b)	9,476,962
12,000,000	Comerica Bank, 5.30%, 8/24/07 (b)	12,000,617
16,000,000	Comerica Bank, 5.41%, 11/26/07	16,012,190
9,350,000	Comerica Bank, 5.32%, 2/8/08 (b)	9,350,739
25,000,000	Credit Suisse First Boston USA, Inc., 5.29%, 6/13/07	24,999,961
10,000,000	Marshall & Ilsley Bank, 3.80%, 2/8/08	9,878,015
7,500,000	Marshall & Ilsley Bank, 5.16%, 12/15/16	7,500,616
20,000,000	Mercantile Safe Deposit & Trust Co., 5.28%, 6/5/07 (b)	19,999,567
7,500,000	Mercantile Safe Deposit & Trust Co., 5.43%, 8/22/07	7,499,412
55,000,000	National City Bank, 5.35%, 2/13/08 (b)	55,011,006
10,000,000	PNC Bank NA, 5.27%, 1/2/08 (b)	9,997,744
51,500,000	Suntrust Bank, 5.27%, 9/14/07 (b)	51,495,837
6,510,000	US Bank NA, 5.29%, 12/5/07 (b)	6,510,202
10,000,000	Washington Mutual Bank, 5.30%, 4/24/07	10,000,000

		326,752,202

Banks – Foreign – 9.97%
22,500,000	Banco Espanol De Credito, 5.33%, 4/18/08 (b) (c)	22,500,000
5,000,000	Bank of Ireland, 5.30%, 7/19/11, (b) (c)	5,000,000
25,000,000	Calyon Bank, 5.35%, 5/7/07	25,000,372
25,000,000	Credit Agricole (London), 5.32%, 1/1/49 (b) (c)	25,000,000
7,500,000	HBOS Treasury Services PLC, 5.29%, 4/7/08 (b) (c)	7,500,000
10,200,000	Nationwide Building Society, 5.48%, 7/20/07 (b) (c)	10,205,150
10,000,000	Santander Totta Ireland PLC, 5.32%, 3/7/08 (b) (c)	10,000,000
7,500,000	Societe Generale NY, 5.27%, 9/21/07 (b)	7,498,931
20,000,000	Svenska Handelsbanken, 5.29%, 4/4/08 (b) (c)	20,000,000
16,500,000	Svenska Handelsbanken, 5.29%, 11/21/11 (b) (c)	16,500,000
7,500,000	Swedbank, 5.31%, 9/17/07 (b)	7,499,326

		156,703,779

46

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

Shares or Principal Amount		Value

Household Products – 0.41%
6,500,000	Colgate-Palmolive Co., 7.84%, 5/15/07	$6,518,865
Total Certificates of Deposit (Cost $617,961,823)		617,961,823

Corporate Bonds – 28.29%
Banks – Domestic – 0.56%
2,809,000	Bank of New York Co., Inc., 3.90%, 9/1/07	2,792,063
2,000,000	Credit Suisse First Boston USA, Inc., 5.75%, 4/15/07 (d)	2,000,418
4,000,000	Wells Fargo & Co., 5.37%, 3/10/08 (b)	4,003,525

		8,796,006

Banks – Foreign – 0.95%
15,000,000	Abbey National Treasury Services, 5.36%, 6/29/07 (b)	15,001,593
Finance – Automotive – 3.25%
15,000,000	American Honda Finance Corp., 5.32%, 12/6/07 (b) (c)	15,000,000
6,000,000	American Honda Finance Corp., 5.35%, 12/27/07 (b) (c)	6,001,260
20,000,000	American Honda Finance Corp., 5.32%, 2/20/08 (b) (c)	20,000,000
10,000,000	Toyota Motor Credit Corp., 5.32%, 7/2/07 (b)	9,999,806

		51,001,066

Finance – Diversified Domestic – 6.57%
8,650,000	Citigroup Inc., 5.41%, 6/4/07 (b)	8,651,527
40,000,000	Merrill Lynch & Co., 5.32%, 7/27/07 (b)	40,000,000
6,325,000	Merrill Lynch & Co., 5.49%, 7/27/07 (b)	6,328,375
10,000,000	Morgan Stanley, 5.29%, 9/14/07 (b)	10,000,000
5,250,000	Morgan Stanley, 5.49%, 11/9/07 (b)	5,254,750
15,000,000	Morgan Stanley, 5.49%, 1/18/08 (b)	15,018,159
18,050,000	Wachovia Corp., 5.44%, 7/20/07 (b)	18,056,675

		103,309,486

Food Products – 0.10%
1,584,000	Watts Brothers Frozen Foods, 5.37%, 7/1/13 (b)	1,584,000

Forest & Paper Products – 0.76%
12,000,000	Kimberly-Clark Corp., 5.26%, 12/19/07 (c)	12,000,000

Information Technology – 1.59%
25,000,000	IBM Corp., 5.33%, 12/8/10 (b) (c)	25,000,000

Insurance – 12.59%
14,535,000	Allstate Life Global Funding II, 5.43%, 4/2/07 (b) (c)	14,535,049
10,000,000	Allstate Life Global Funding Trust, 5.34%, 5/21/07 (b)	10,000,683
13,000,000	Allstate Life Global Funding Trust, 5.29%, 1/11/08 (b)	13,000,000
7,500,000	Allstate Life Global Funding Trust, 5.29%, 4/4/08 (b)	7,500,000
15,000,000	ING Verzekeringen, NV, 5.29%, 1/4/08 (b) (c)	15,000,000
7,090,000	John Hancock Global Funding II, 5.00%, 7/27/07 (c)	7,082,368
6,500,000	Metropolitan Life Global Funding I, 4.75%, 6/20/07 (c)	6,488,263
7,100,000	Metropolitan Life Global Funding I, 5.43%, 10/5/07 (b) (c)	7,103,313
10,000,000	Metropolitan Life Global Funding I, 5.34%, 11/9/07 (b) (c)	10,002,921
25,000,000	Metropolitan Life Global Funding I, 5.31%, 2/22/08 (b) (c)	25,000,000
12,000,000	Monument Global Funding 2007-F, 5.33%, 3/20/08 (b) (c)	12,000,000
42,500,000	Monumental Global Funding II, 5.44%, 6/29/07 (b) (c)	42,513,644
7,500,000	Monumental Global Funding II, 5.33%, 12/20/07 (b) (c)	7,500,000
20,000,000	Nationwide Life Global Funding, 5.31%, 12/27/11 (b) (c)	20,000,000

		197,726,241

47

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Prime Money Market Fund (cont.)

Shares or Principal Amount		Value

Manufacturing – 0.96%
15,000,000	3M Co., 5.15%, 12/12/10 (c)	$15,053,623

Retail – 0.96%
15,000,000	Wal-Mart Stores, 5.88%, 6/1/18	15,012,208

Total Corporate Bonds (Cost $444,484,223)		444,484,223

Taxable Municipal Bonds – 3.89%
California – 0.64%
10,000,000	Adelanto Public Utility Authorization Revenue, 5.42%, 11/1/34 (AMBAC Insured) (b)	10,000,000

Florida – 0.95%
15,000,000	Florida Hurricane Catastrophe, 5.33%, 4/14/08 (b)	15,000,000

Illinois – 0.53%
8,270,000	Illinois Student Assistance Common Student Loan Revenue, 5.33%, 9/1/32 (MBIA Insured) (b)	8,270,000

Michigan – 0.38%
5,955,000	Oakland County, 5.35%, 4/1/07	5,955,000

Minnesota – 0.17%
1,180,000	St. Paul Minnesota Housing & Redevelopment Authority District Cooling Revenue, 5.33%, 3/1/18 (b)	1,180,000
1,500,000	St. Paul Minnesota Port Authority District Heating Revenue, 5.33%, 12/1/26 (LOC Dexia Credit) (b)	1,500,000

		2,680,000

New Mexico – 0.24%
3,800,000	Albuquerque Industrial Revenue, 5.40%, 8/1/25 (LOC Wells Fargo Bank) (b)	3,800,000

New York – 0.18%
2,900,000	State Housing Finance Agency Revenue (Chelsea Apartments), 5.35%, 11/15/36 (b) (c)	2,900,000

Oregon – 0.16%
2,565,000	Lake Oswego Redevelopment Agency Tax Increment Revenue, 5.40%, 6/1/20 (LOC Wells Fargo Bank) (b)	2,565,000

Texas – 0.64%
10,000,000	North Texas Higher Education Authority Inc., 5.32%, 12/1/46, (AMBAC Insured) (b)	10,000,000

Total Taxable Municipal Bonds (Cost $61,170,000)		61,170,000

Investment Companies – 0.32%
4,971,497	Wells Fargo Prime Investment Money Market Fund	4,971,497

Total Investment Companies (Cost $4,971,497)		4,971,497

Total Investments (Cost $1,609,854,245) (a) – 102.45%		1,609,854,245
Liabilities in excess of other assets – (2.45)%		(38,513,166)

NET ASSETS – 100.00%		$1,571,341,079

(a) Tax cost of securities is equal to book cost of securities.
(b) Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on March 31, 2007. The maturity date represents the actual maturity date.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(d) Rate represents the effective yield at purchase.

Abbreviations used are defined below:
AMBAC – Ambac Assurance Corporation
LOC – Letter of Credit
MBIA – MBIA Insurance Corporation

See notes to financial statements.

48

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund

March 31, 2007 (Unaudited)

Shares or Principal Amount		Value

Municipal Bonds – 86.57%
Alabama – 0.59%
3,000,000	Mobile Industrial Development Board Dock & Wharf Revenue, 3.66%, 6/1/32, (LOC Wachovia Bank) (b)	$3,000,000

Arizona – 1.19%
1,300,000	Apache County IDR, 3.65%, 12/15/18, (LOC Bank of New York) (b)	1,300,000
605,000	Maricopa County IDA MFHR (Gran Victoria Housing LLC), 3.68%, 4/15/30, (FNMA Insured) (b)	605,000
1,500,000	Phoenix IDA, 3.65%, 4/1/28, (LOC Wells Fargo Bank) (b)	1,500,000
2,610,000	State Health Facilities Authority Revenue (Community Behavioral Health Property), 3.65%, 8/1/25, (LOC Wells Fargo Bank) (b)	2,610,000

		6,015,000

Colorado – 6.63%
1,000,000	Aurora Centretech Metropolitan District, Series A, 3.70%, 12/1/28, (LOC BP Amoco) (b)	1,000,000
695,000	Colorado Springs Revenue (Pikes Peak Mental Health), 3.65%, 3/15/23, (LOC Wells Fargo Bank) (b)	695,000
4,300,000	Crystal Valley Metropolitan District, 3.65%, 10/1/34, (LOC Wells Fargo Bank) (b)	4,300,000
1,600,000	Denver City & County Convention Center, 3.65%, 9/1/25, (FSA Insured) (b)	1,600,000
3,000,000	Douglas County MFHR (Autumn Chase), 3.67%, 12/1/29, (FHLMC Insured) (b)	3,000,000
4,810,000	Parker Automotive Metropolitan District, 3.70%, 12/1/34, (LOC U.S. Bank) (b)	4,810,000
6,500,000	State Educational & Cultural Facilities Authority (Denver Seminary), 3.65%, 7/1/34, (LOC Wells Fargo Bank) (b)	6,500,000
1,290,000	State Educational & Cultural Facilities Authority (Regis Jesuit High School), 3.65%, 12/1/33, (LOC Wells Fargo Bank) (b)	1,290,000
1,700,000	State Health Facilities Authority Revenue (Craig Hospital), 3.65%, 12/1/20, (LOC Wells Fargo Bank) (b)	1,700,000
300,000	State Health Facilities Authority Revenue (The Visiting Nurse Corp.), 3.86%, 7/1/22, (LOC Wells Fargo Bank) (b)	300,000
2,700,000	University of Colorado Hospital Authority Revenue, Series B, 3.66%, 11/15/35, (LOC Wells Fargo Bank) (b)	2,700,000
5,700,000	Water Valley Metropolitan District Number 002, 3.65%, 12/1/24, (LOC Wells Fargo Bank) (b)	5,700,000

		33,595,000

District of Columbia – 1.75%
4,095,000	American Geophysical Union, 3.66%, 9/1/23, (LOC Bank of America) (b)	4,095,000
1,700,000	District Revenue (Internships & Academic), 3.68%, 7/1/36, (LOC Branch Banking & Trust) (b)	1,700,000
3,085,000	Galleria Metropolitan District, 3.65%, 12/1/29, (LOC Wells Fargo Bank) (b)	3,085,000

		8,880,000

Florida – 6.72%
2,500,000	Alachua County Health Facilities Authority Revenue (Santa Fe Health Care Facilities Project), 3.80%, 12/1/12, (LOC Suntrust Bank) (b)	2,500,000

49

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

2,900,000	Brevard County Educational Facilities Authority (Institute of Technology), 3.66%, 7/1/32, (LOC Bank of America) (b)	$2,900,000
900,000	Collier County Health Facilities Authority (The Moorings, Inc.), 3.67%, 12/1/24, (LOC Wachovia Bank) (b)	900,000
6,185,000	Dade County Special Revenue (Youth Fair & Exposition Project), 3.66%, 8/1/15, (LOC Suntrust Bank) (b)	6,185,000
1,900,000	Indiana River County Revenue (St. Edward’s School), 3.66%, 7/1/27, (LOC Wachovia Bank) (b)	1,900,000
18,460,000	Sarasota County Continuing Care Retirement Community Revenue (Glenridge Palmer Project), 3.79%, 6/1/36, (LOC Bank of Scotland) (b)	18,460,000
1,200,000	Sunshine State Government Finance Committee, 3.80%, 7/1/16, (AMBAC Insured) (b)	1,200,000

		34,045,000

Georgia – 6.94%
1,415,000	Clayton County MFHR (BS Partners), 3.67%, 9/1/26, (FNMA Insured) (b)	1,415,000
4,540,000	Cobb County Development Authority Revenue (Institute Nuclear Power), 3.66%, 2/1/13, (LOC Suntrust Bank) (b)	4,540,000
900,000	DeKalb Private Hospital Authority (Children’s Health Care Project), 3.67%, 12/1/28, (LOC Suntrust Bank) (b)	900,000
1,700,000	DeKalb Private Hospital Authority (Egleston Children’s Hospital), 3.67%, 3/1/24, (LOC Suntrust Bank) (b)	1,700,000
5,000,000	Fulco Hospital Authority Revenue (Shepherd Center, Inc. Project), 3.67%, 9/1/17, (LOC Wachovia Bank) (b)	5,000,000
2,100,000	Fulton County Development Authority (St. George Village), 3.66%, 4/1/34, (LOC Bank of America) (b)	2,100,000
3,000,000	Fulton County Development Authority Revenue (Pace Academy, Inc. Project), 3.66%, 7/1/18, (LOC Bank of America) (b)	3,000,000
5,900,000	Hall County Gainesville Hospital Authority Revenue (Northeast Health), 3.65%, 5/15/29, (LOC MBIA) (b)	5,900,000
7,000,000	Macon-Bibb County Hospital Authority Revenue, 3.80%, 5/1/30, (LOC Suntrust Bank) (b)	7,000,000
3,600,000	Marietta MFHR, 3.67%, 5/15/07, (FNMA Insured) (b)	3,600,000

		35,155,000

Idaho – 1.72%
2,675,000	State Health Facilities Revenue (St. Luke’s Medical Center), 3.79%, 7/1/30, (FSA Insured) (b)	2,675,000
6,000,000	State Tax Anticipation Notes GO, 4.50%, 6/29/07, (LOC Idaho State)	6,011,290

		8,686,290

Illinois – 12.72%
1,000,000	Chicago Waterworks Revenue, 5.25%, 11/1/23, Prerefunded 11/1/07 @ 102	1,029,277
3,000,000	Crestwood Tax, Increment Revenue, 3.70%, 12/1/23, (LOC Fifth Third Bank) (b)	3,000,000
2,700,000	Galesburg Revenue (Knox College), 3.68%, 7/1/24, (LOC LaSalle Bank) (b)	2,700,000

50

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

4,800,000	Galesburg Revenue (Knox College), 3.68%, 3/1/31, (LOC LaSalle Bank) (b)	$4,800,000
925,000	Health Facilities Authority Revenue (Metropolitan Medical Center), Series C, 3.68%, 1/1/16, (LOC Bank One) (b)	925,000
3,500,000	Illinois Finance Authority Revenue (Elmhurst College), 3.66%, 2/1/42, (LOC Bank of America) (b)	3,500,000
8,880,000	Illinois Financial Authority Revenue (Alexian Brothers Health Systems), 3.62%, 1/1/18, (FSA Insured) (b)	8,880,000
2,730,000	State Development Finance Authority Revenue (Westside Health), 3.68%, 12/1/29, (LOC LaSalle Bank) (b)	2,730,000
6,960,000	State Finance Authority Revenue (Proctor Hospital), 3.70%, 1/1/16, (LOC JP Morgan Chase Bank) (b)	6,960,000
14,450,000	State Finance Authority Revenue (Resurrection Health), 3.65%, 5/15/35, (LOC LaSalle Bank) (b)	14,450,000
9,000,000	State Health Facilities Authority Revenue (OSF Healthcare System), 3.85%, 11/15/27, (LOC Fifth Third Bank) (b)	9,000,000
6,450,000	State Health Facilities Authority Revenue (Swediah Covenant Hospital), 3.65%, 8/15/33, (LOC JP Morgan Chase Bank) (b)	6,450,000

		64,424,277

Indiana – 3.00%
3,314,000	Crawfordsville Economic Development Revenue (Autumn Woods Apartments Project), Series A, 3.68%, 1/1/30, (LOC FHLB) (b)	3,314,000
820,000	Health & Educational Facilities Finance Authority Hospital Revenue, 3.79%, 2/15/36, (LOC Fifth Third Bank) (b)	820,000
1,630,000	State Health Facilities Finance Authority Revenue (Anthony Wayne Rehabilitation Center), 3.65%, 2/1/31, (LOC Wells Fargo Bank) (b)	1,630,000
2,130,000	State Health Facilities Finance Authority Revenue (Deaconess Hospital), 3.67%, 1/1/22, (LOC Fifth Third Bank) (b)	2,130,000
800,000	State Health Facilities Finance Authority Revenue (Golden Years Homestead), 3.65%, 6/1/12, (LOC Wells Fargo Bank) (b)	800,000
6,500,000	State Hospital Equipment Financing Authority Revenue, 3.68%, 12/1/15, (MBIA Insured) (b)	6,500,000

		15,194,000

Iowa – 5.69%
2,130,000	State Finance Authority Revenue (Health Systems), Series A-1, 3.66%, 2/15/35, (FGIC Insured) (b)	2,130,000
1,495,000	State Finance Authority Revenue (Mississippi Valley Regional Blood Center), 3.65%, 2/1/23, (LOC Wells Fargo Bank) (b)	1,495,000
305,000	State Finance Authority Revenue (Putnam Museum of History), 3.65%, 5/1/12, (LOC Wells Fargo Bank) (b)	305,000
1,830,000	State Higher Education Authority Revenue (Palmer Chiropractic), 3.68%, 4/1/27, (LOC LaSalle Bank) (b)	1,830,000

51

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

1,350,000	State Higher Education Loan Authority Revenue (Private Colleges), 3.79%, 11/1/32, (LOC LaSalle Bank)	$1,350,000
12,250,000	State School Cash Anticipation Program, 4.50%, 6/28/07, (FSA Insured)	12,272,476
5,000,000	State School Cash Anticipation Program, Series B, 4.25%, 1/25/08, (FSA Insured)	5,026,491
2,250,000	Webster County Educational Facilities Revenue, 3.65%, 7/1/20, (LOC Wells Fargo Bank) (b)	2,250,000
2,150,000	Woodbury County Educational Facilities Revenue, 3.70%, 11/1/16, (LOC U.S. Bank) (b)	2,150,000

		28,808,967

Kansas – 1.02%
1,680,000	Olathe Health Facilities Revenue (Olathe Medical Center), 3.79%, 9/1/32, (AMBAC Insured) (b)	1,680,000
2,170,000	State Development Finance Authority Revenue (Village Shalom Obligated Group), 3.65%, 11/15/28, (LOC LaSalle Bank) (b)	2,170,000
1,330,000	University of Kansas Hospital Authority Health Facilities Revenue (KU Health Systems), 3.79%, 9/1/34, (LOC Harris Trust) (b)	1,330,000

		5,180,000

Kentucky – 0.60%
2,040,000	Breckinridge County Lease Program Revenue, 3.65%, 12/1/29, (LOC U.S. Bank) (b)	2,040,000
1,000,000	State Property & Buildings Community Revenue (Project #55), 6.25%, 9/1/07, (MBIA Insured)	1,011,110

		3,051,110

Louisiana – 2.28%
6,675,000	East Baton Rouge Parish Sales Tax Revenue, Road & Street Improvement, Series B, 3.65%, 8/1/30, (FGIC Insured) (b)	6,675,000
1,355,000	Kenner Sales Tax Revenue, Series 2003, 5.00%, 6/1/07, (MBIA Insured)	1,358,222
3,500,000	State Offshore Terminal Authority Deepwater Port Revenue (Loop LLC Project), 3.66%, 10/1/19, (LOC JP Morgan Chase Bank) (b)	3,500,000

		11,533,222

Maryland – 5.51%
21,950,000	Montgomery County Housing Opportunities MFHR (Oakwood Apartments), 3.67%, 11/1/07, (FHLMC Insured) (b)	21,950,000
4,540,000	State Economic Development Corporation Revenue (U.S. Pharmacopeial Project), 3.80%, 7/1/34, (AMBAC Insured) (b)	4,540,000
1,415,000	State Health & Higher Education Facilities Revenue (Pooled Loan Program), 3.64%, 1/1/29, (LOC Bank of America) (b)	1,415,000

		27,905,000

Michigan – 0.73%
300,000	Kent Hospital Finance Authority Revenue (Spectrum Health), 3.65%, 1/15/26, (MBIA Insured) (b)	300,000
2,000,000	Kent Hospital Finance Authority Revenue (Spectrum Health), 3.65%, 1/15/26, (MBIA Insured) (b)	2,000,000
1,400,000	Kent Hospital Finance Authority Revenue (Spectrum Health), 3.65%, 1/15/29, (FGIC Insured) (b)	1,400,000

		3,700,000

52

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

Minnesota – 5.82%
1,290,000	Higher Education Facilities Authority Revenue (Olaf College), 3.79%, 10/1/32, (LOC Harris Trust) (b)	$1,290,000
5,095,000	Inver Grove Heights Senior Housing Revenue, 3.68%, 5/15/35, (FNMA Insured) (b)	5,095,000
1,215,000	Midwest Consortium of Minneapolis Municipal Utilities Revenue, 3.65%, 1/1/25, (LOC U.S. Bank) (b)	1,215,000
10,355,000	Midwest Consortium of Minneapolis Municipal Utilities Revenue, 3.65%, 10/1/35, (LOC U.S. Bank) (b)	10,355,000
2,235,000	Minneapolis Health Care Systems Revenue (Fairview Health Services), 3.66%, 11/15/32, (AMBAC Insured) (b)	2,235,000
760,000	Minneapolis Revenue (Catholic Charities Projects), 3.68%, 11/1/16, (LOC Wells Fargo Bank) (b)	760,000
1,200,000	Minnetonka MFHR (Minnetonka Hills Apartments), 3.68%, 11/15/31, (FNMA Insured) (b)	1,200,000
4,500,000	Oak Park Heights MFHR (Boutwells Landing), 3.68%, 11/1/35, (LOC Freddie Mac) (b)	4,500,000
1,300,000	State Higher Education Facilities Authority Revenue (St. Olaf College), 3.79%, 10/1/30, (LOC Harris Trust & Savings Bank)	1,300,000
1,500,000	State Higher Education Facilities Authority Revenue (William Mitchell), 3.65%, 10/1/33, (LOC U.S. Bank)	1,500,000

		29,450,000

Missouri – 1.91%
4,000,000	Independence IDA MFHR (Mansions Project), 3.68%, 8/1/35, (FHLMC Insured) (b)	4,000,000
5,665,000	Kansas City IDA MFHR (Cloverset Apartments Project), 3.68%, 9/15/32, (FNMA Insured) (b)	5,665,000

		9,665,000

Montana – 0.89%
4,530,000	State Health Facilities Authority Revenue (Health Care Pooled Loan Program), 3.68%, 12/1/15, (FGIC Insured) (b)	4,530,000

Nebraska – 1.01%
5,100,000	State Educational Finance Authority (Creighton University Project), 3.79%, 3/1/33, (AMBAC Insured) (b)	5,100,000

Nevada – 0.99%
5,000,000	Director State Department Business & Industry (Nevada Cancer Institute), 3.66%, 12/1/33, (LOC Bank of America) (b)	5,000,000

North Carolina – 2.02%
1,985,000	Charlotte Airport Revenue, 3.65%, 7/1/34, (MBIA Insured) (b)	1,985,000
2,040,000	North Carolina Capital Facilities Finance Agency Educational Facilities Revenue (Brevard College Corp), 3.66%, 5/1/26, (LOC Wachovia Bank) (b)	2,040,000
3,750,000	North Carolina Capital Facilities Finance Agency Recreational Facilities Revenue (YMCA), 3.66%, 4/1/29, (LOC Wachovia Bank) (b)	3,750,000
2,450,000	State Medical Care Common Revenue (FlexCap-Lutheran Project), 3.66%, 1/1/39, (LOC Bank of America) (b)	2,450,000

		10,225,000

53

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

Ohio – 1.25%
4,880,000	Franklin County Hospital Revenue (OhioHealth), 3.65%, 12/1/28, (LOC National City Bank) (b)	$4,880,000
1,000,000	Lucas County Bond Anticipation Notes, 3.60%, 10/10/07	1,000,405
445,000	Warren County Health Care Facilities Revenue (Otterbein Homes Project), 3.68%, 7/1/23, (LOC Fifth Third Bank) (b)	445,000

		6,325,405

Pennsylvania – 2.15%
3,000,000	Chester County Health & Education Facilities Authority (Jenner’s Pond), 3.67%, 7/1/34, (LOC Citizens Bank) (b)	3,000,000
4,000,000	Dauphin County General Authority Health Systems Revenue, 3.65%, 8/15/27, (FSA Insured) (b)	4,000,000
3,890,000	Montgomery County IDA (Gloria Dei Project), 3.67%, 1/1/23, (LOC Citizens Bank) (b)	3,890,000

		10,890,000

South Dakota – 0.20%
1,000,000	State Health & Educational Facilities Authority Revenue (Rapid City Regional Hospital), 3.79%, 9/1/27, (MBIA Insured)	1,000,000

Tennessee – 0.32%
1,600,000	Sevier County Public Building Authority, 3.85%, 6/1/27, (LOC JP Morgan Chase Bank) (b)	1,600,000

Texas – 4.50%
3,650,000	Aldine Independent School District, 3.72%, 6/15/28, (PSF Insured) (b)	3,650,000
2,600,000	Austin County Industrial Development Corp., 3.67%, 12/1/14, (LOC JP Morgan Chase Bank) (b)	2,600,000
3,985,000	Crawford Educational Facilities Revenue (Woodlands Academy), 3.73%, 6/1/18, (LOC U.S. Bank) (b)	3,985,000
2,525,000	Splendora Higher Education Facilities Revenue, 3.65%, 12/1/26, (LOC Wells Fargo Bank) (b)	2,525,000
10,000,000	State Tax & Revenue Anticipation Notes, 4.50%, 8/31/07	10,038,187

		22,798,187

Utah – 1.66%
2,800,000	Duchesne School District Municipal Building Authority Lease Revenue, 3.70%, 6/1/21, (LOC U.S. Bank) (b)	2,800,000
2,900,000	Ogden City Redevelopment Agency Tax, Increment Revenue, 3.65%, 4/1/25, (LOC Wells Fargo Bank) (b)	2,900,000
1,925,000	Salt Lake City Revenue (Valley Mental Health Project), 3.65%, 12/1/21, (LOC Wells Fargo Bank) (b)	1,925,000
805,000	Sanpete County School Facilities Revenue (Wasatch Academy), 3.70%, 8/1/28, (LOC U.S. Bank) (b)	805,000

		8,430,000

Virginia – 0.42%
860,000	Alexandria IDA (Pooled Loan Project), 3.66%, 7/1/26, (LOC Bank of America) (b)	860,000
1,250,000	Roanoke County IDA Healthcare Facilities Revenue (Friendship Manor, Inc.), 3.66%, 10/1/15, (LOC Wachovia Bank) (b)	1,250,000

		2,110,000

Washington – 2.39%
300,000	Richland Golf Enterprise Revenue, 3.68%, 12/1/21, (LOC Bank of America) (b)	300,000

54

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

2,200,000	Snohomish County Public Utility, 3.65%, 12/1/19, (FSA Insured) (b)	$2,200,000
6,285,000	State Health Care Facilities Revenue (Empire Health Services), 3.65%, 11/1/23, (LOC U.S. Bank) (b)	6,285,000
1,825,000	State Housing & Finance Commission Nonprofit Revenue (Annie Wright School), 3.70%, 12/1/23, (LOC Bank of America) (b)	1,825,000
500,000	State Public Power Supply, 3.66%, 7/1/17, (LOC Bank of America) (b)	500,000
1,000,000	Washington State Housing Finance Communities, 3.66%, 1/1/36, (LOC Bank of America) (b)	1,000,000

		12,110,000

Wisconsin – 3.95%
2,000,000	Kenosha Unified School District, 3.60%, 9/14/07	2,000,873
3,880,000	Little Chute Area School District, 4.00%, 4/1/08	3,884,889
3,000,000	School District Cash Flow Management Program, Certificate of Participation, Series B, 4.25%, 11/1/07	3,012,596
3,775,000	School District Cash Flow Management Program, Series A1, 4.50%, 9/19/07, (LOC U.S. Bank)	3,790,880
1,125,000	State Health & Educational Facilities Authority Revenue (Camillus Health Center), 3.67%, 2/1/35, (LOC U.S. Bank) (b)	1,125,000
4,025,000	State Health & Educational Facilities Authority Revenue (Gundersen Lutheran), 3.79%, 12/1/15, (FSA Insured) (b)	4,025,000
2,175,000	State Municipalities Private School Finance Commission Revenue (Fox Valley Lutheran High School), 3.73%, 3/1/23, (LOC U.S. Bank) (b)	2,175,000

		20,014,238

Total Municipal Bonds (Cost $438,420,696)		438,420,696

Commercial Paper – 8.84%
Florida – 2.25%
4,347,000	Florida Municipal Power Agency, 3.61%, 5/22/07, (LOC Wachovia Bank)	4,347,000
7,000,000	Jacksonville Health Authority, 3.56%, 6/4/07, (LOC Bank of America)	7,000,000

		11,347,000

Illinois – 1.66%
5,995,000	Illinois Health Facilities Authority, 3.61%, 5/22/07, (MBIA Insured)	5,995,000
2,435,000	Illinois Health Facilities Authority, 3.61%, 5/22/07, (MBIA Insured)	2,435,000

		8,430,000

Massachusetts – 1.97%
10,000,000	Massachusetts School Building Authority, 3.60%, 8/8/07	10,000,000

Texas – 2.15%
5,900,000	Plano Texas Health Facilities, 3.61%, 5/22/07, (MBIA Insured)	5,900,000
5,000,000	Upper Trinity Regional, 3.60%, 4/5/07, (LOC Bank of America)	5,000,000

		10,900,000

Wisconsin – 0.81%
4,100,000	Wisconsin State Health and Education Facilities, 3.61%, 5/22/07, (LOC JP Morgan Chase Bank)	4,100,000

Total Commercial Paper (Cost $44,777,000)		44,777,000

55

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Institutional Tax-Free Money Market Fund (cont.)

Shares or Principal Amount		Value

Investment Companies – 0.40%
2,014,744	Federated Tax Exempt Money Market Fund	$2,014,744

Total Investment Companies (Cost $2,014,744)		2,014,744

Total Investments (Cost $485,212,440) (a) – 95.81%		485,212,440
Other assets in excess of liabilities – 4.19%		21,204,425

NET ASSETS – 100.00%		$506,416,865

(a) Tax cost of securities is equal to book cost of securities.
(b) Variable rate security. The rate reflected in the Schedule of Investments is the rate in effect on March 31, 2007. The maturity date represents the actual maturity date.

Abbreviations used are defined below:
AMBAC – Ambac Assurance Corporation
FGIC – Financial Guaranty Insurance Co.
FHLMC – Federal Home Loan Mortgage Corporation
FHLB – Federal Home Loan Bank
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance, Inc.
GO – General Obligation
IDA – Industrial Development Authority
IDR – Industrial Development Revenue
LOC – Letter of Credit
MBIA – MBIA Insurance Corporation
MFHR – Multi-Family Housing Revenue
PSF – Permanent School Fund

See notes to financial statements.

56

  SCHEDULE OF PORTFOLIO INVESTMENTS

Tamarack Treasury Plus Money Market Fund

March 31, 2007 (Unaudited)

Principal Amount		Value

Repurchase Agreements – 97.1%
$2,000,000	Barclay Capital, Inc. dated 3/28/07, due 4/4/07 at 5.10% with a maturity value of $2,001,983 (fully collateralized by U.S. Treasury Bond, 12.50%, 8/15/14)	$2,000,000

Total Repurchase Agreements (Cost $2,000,000)		2,000,000

Investment Companies – 1.5%
31,453	Wells Fargo Prime Investment Money Market Fund	31,453
Total Investment Companies (Cost $31,453)		31,453

Total Investments (Cost $2,031,453) (a) – 98.6%		2,031,453
Other assets in excess of liabilities – 1.4%		28,532

NET ASSETS – 100.0%		$2,059,985

(a) Tax cost of securities is equal to book cost of securities.

See notes to financial statements.

57

  MANAGEMENT (unaudited)

Independent Trustees(1)

T. Geron Bell (65)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-present); prior thereto President of the Minnesota Twins Baseball Club Incorporated (1987-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).
Number of Portfolios in Fund Complex Overseen: 15

Lucy Hancock Bode (55)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Healthcare consultant; Director, RBC Funds (1994-2004).
Number of Portfolios in Fund Complex Overseen: 15

Leslie H. Garner Jr. (56)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: President, Cornell College; Director, RBC Funds (1994-2004).
Number of Portfolios in Fund Complex Overseen: 15

Ronald James (56)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000-present); Director, Great Hall Investment Funds, Inc. (1993-2004); Trustee, J&B Funds (2003-2004); Director, Babson Funds (2003-2004).
Number of Portfolios in Fund Complex Overseen: 15

John A. MacDonald (58)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Hall Family Foundation; Trustee, J&B Funds (2001-2004).
Number of Portfolios in Fund Complex Overseen: 15

H. David Rybolt (64)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting); Director, Babson Funds (1992-2004).
Number of Portfolios in Fund Complex Overseen: 15

James R. Seward (54)
Position Held with Fund: Trustee; Since January, 2004
Principal Occupation(s) During Past 5 Years: Private investor (2000-present); Trustee, J&B Funds (2001-2004); CFA.
Number of Portfolios in Fund Complex Overseen: 15

(1)	Unless otherwise specified, the address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

58

  MANAGEMENT (unaudited)

Independent Trustees(1)

William B. Taylor (61)
Position Held with Fund: Trustee; Since September, 2005
Principal Occupation(s) During Past 5 Years: Consultant (2003-present); Partner (until 2003) Ernst & Young LLP.
Number of Portfolios in Fund Complex Overseen: 15

Interested Trustees(1)

Erik R. Preus (41)
Position Held with Fund: Trustee; Since September, 2005
Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).
Number of Portfolios in Fund Complex Overseen: 15

Executive Officers(1)

Erik R. Preus (41)
Position Held with Fund: President and Chief Executive Officer; Since September, 2006
Principal Occupation(s) During Past 5 Years: Head of Retail Asset Management (2006-present); Director, President and Chief Executive Officer, Tamarack Distributors Inc. (2005-present); Chief Operating Officer, Voyageur Asset Management (2005-2006); Director, Investment Counseling Services, RBC Dain Rauscher (2004-2005); Director, Voyageur Advisory Services, Voyageur Asset Management (2003-2004); Senior Vice President, Divisional Sales Manager, PIMCO Allianz Investments and its predecessor firm, Nicholas Applegate (2001-2003).

David P. Lux (52)
Position Held with Fund: Chief Financial Officer and Treasurer; Since September, 2005
Principal Occupation(s) During Past 5 Years: Vice President and Director, Mutual Funds (2006-present); Director, Tamarack Distributors Inc. (2006-present); Controller, Tamarack Funds, November, 2004-September, 2005; Vice President and Mutual Funds Finance Manager, Voyageur Asset Management (2004-2006); Senior Financial Analyst, Voyageur Asset Management (2003-2004); Senior Financial Analyst, RBC Dain Rauscher (1995-2003).

Kathleen A. Gorman (43)
Position Held with Fund: Chief Compliance Officer Since April, 2006 and Assistant Secretary Since September 2006
Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, Voyageur Asset Management (2006-present); Director, Asset Management Compliance, RiverSource Investments (2004-2006); Senior Compliance Officer, U.S. Bancorp Asset Management (1994-2004).

(1)	Unless otherwise specified, the address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

59

  MANAGEMENT (unaudited)

Executive Officers(1)

Martin A. Cramer (57)
Position Held with Fund: Vice President, Senior Compliance Officer, and AML Compliance Officer; Since January, 2004
Principal Occupation(s) During Past 5 Years: Vice President and Mutual Fund Administration Manager, Voyageur Asset Management (2003-present); Vice President, Tamarack Distributors Inc. (2007-present); Senior Compliance Officer, Tamarack Funds (2006-2007); Chief Compliance Officer, Tamarack Funds (2004-2006); Legal and Regulatory Affairs Vice President, Compliance Officer and Secretary, J&B (mutual fund management and distribution company) (1993-2003); Vice President, Assistant Secretary, Compliance Officer and AML Compliance Officer (2003-2004)(2), and formerly, Vice President, Compliance Officer and Secretary, Buffalo Fund Complex (1994-2003) and Secretary, Gold Bank Funds(3) (2001-2003).

Monica P. Ballard (37)
Position Held with Fund: Secretary and Chief Legal Officer; Since September, 2005
Principal Occupation(s) During Past 5 Years: Vice President and Senior Associate General Counsel, RBC Dain Rauscher (2004 to present); Counsel, Allianz Life (2002 to 2004); Associate Counsel, American Express Financial Advisors (1996 to 2002).

Gordon Telfer (41)
Position Held with Fund: Portfolio Strategist; Since March, 2004
Principal Occupation(s) During Past 5 Years: Vice President and Portfolio Manager, Voyageur Asset Management (2003-present); Senior Portfolio Manager, Alliance Capital Management (2000-2003); Senior Vice President, Global Strategist, Scudder Kemper Investments (1997-2000).

Nancy M. Scinto (47)
Position Held with Fund: Chief Investment Officer, Equity Products; Since January, 2004
Principal Occupation(s) During Past 5 Years: Managing Director and Director of Research, Voyageur Asset Management (2003-present).

John M. Huber (38)
Position Held with Fund: Chief Investment Officer, Fixed Income Products; Since February, 2005
Principal Occupation(s) During Past 5 Years: Chief Investment Officer, Fixed Income, Voyageur Asset Management (2004-Present); Principal and Senior Portfolio Manager, Galliard Capital Management (1995-2004).

(1)	Unless otherwise specified, the address of each trustee/officer is 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.
(2)	Great Hall Investment Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson-Stewart Ivory International Fund, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc., and Investors Mark Series Fund, Inc.
(3)	The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc., and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Fund.

The Funds’ Statement of Additional Information includes information about the Fund’s Trustees. To receive your free copy of the Statement of Additional Information, call toll free 1-800-422-2766.

60

  SUPPLEMENTAL INFORMATION (unaudited)

Information for Tamarack Funds Shareholders Regarding the Renewal of Investment Advisory Agreements

The Tamarack Board of Trustees has renewed the Investment Advisory Agreement with Voyageur Asset Management Inc. (“Voyageur” or the “Advisor”) for each of the Funds. After evaluating the services provided by the Advisor and reviewing the performance and relevant advisory fees and expenses of each Fund, the Trustees concluded that it was in the best interests of the Funds and their shareholders to continue the Investment Advisory Agreement.

As part of their review of the Agreement, the Trustees received and discussed certain information, including information regarding the advisory services performed, qualifications of staffing, and Fund performance and expenses. The Trustees considered information provided in advance of their in-person meeting, as well as supplemental information provided at the meeting. The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss this information and Voyageur’s intentions with regard to the ongoing management of the Funds. The Trustees reviewed the quality of the services provided to the Funds by Voyageur, including information prepared by a third-party consultant as to each Fund’s performance relative to an appropriate benchmark as well as compared to the Fund’s appropriate peer group. The Trustees also reviewed the investment management fees payable to Voyageur. In this connection, the Trustees reviewed comparative information prepared by a third-party consultant on investment management fees paid and expenses incurred by similarly situated funds. The Trustees also received reports from Voyageur regarding other investment companies advised by it, including the advisory fees paid. The Trustees took into account profitability data for Voyageur included in the materials. The Trustees received information from Voyageur regarding other benefits derived from its relationships with the funds. In connection with their deliberations, the independent Trustees met separately with their independent legal counsel to review the relevant material and consider their responsibilities under relevant laws and regulations. In addition, the Trustees noted the expected composition of each portfolio management team.

When evaluating the investment performance of the Funds, the Trustees observed that each Money Market Fund had one-year net performance that was within a few basis points of each Fund’s peer group median. The variances from peer group median ranged from three basis points higher for the Institutional Prime Fund to 15 basis points lower for the Tax-Free Money Market Fund. It was noted that the Tax-Free Money Market Fund’s yield may be expected to trail its peer group median since none of its income was subject to Alternative Minimum Tax during the entire fiscal year. The expense structure of the Money Market Funds also was within a reasonable range as compared to the relevant peer groups. The variance from peer group medians ranged from five basis points lower for the Institutional Tax-Free Money Market Fund to five basis points higher for the Prime Money Market Fund.

The Trustees also reviewed and approved Fund Management’s proposal to continue for an additional year the existing fee waivers in order to maintain total expenses at their current levels. In considering the quality of the services performed for each Fund by Voyageur, the Trustees discussed the strong research capabilities and fundamental analysis performed by the firm and also considered the extensive portfolio management

61

  SUPPLEMENTAL INFORMATION (unaudited)

experience of Voyageur, the compliance structure and systems established by Voyageur and the financial viability of Voyageur. The Trustees also considered steps that already had been taken by Voyageur to expand upon existing research capabilities and compliance processes and steps that were expected to be taken to maintain and/or enhance such capabilities and processes.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to Voyageur were reasonable and fair in light of the nature and quality of services provided under all of the circumstances, and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interest of the Funds and their shareholders for the Trustees to approve the continuation of the Agreement for the Funds. In arriving at their decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

62

  SUPPLEMENTAL INFORMATION (unaudited)

Shareholder Expense Examples

As a shareholder of the Tamarack Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Tamarack Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2006 through March 31, 2007.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses Paid During Period* 10/1/06 - 3/31/07	Annualized Expense Ratio During Period 10/1/06 - 3/31/07

Prime Money Market Fund	$1,000.00	$1,023.00	$4.03	0.80%
U.S. Government Money Market Fund	1,000.00	1,022.30	3.93	0.78%
Tax-Free Money Market Fund	1,000.00	1,014.50	3.52	0.70%
Institutional Prime Money Market Fund	1,000.00	1,025.60	1.36	0.27%
Institutional Tax-Free Money Market Fund	1,000.00	1,016.60	1.46	0.29%
Treasury Plus Money Market Fund	1,000.00	1,025.70	1.01	0.20%

*  Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

63

  SUPPLEMENTAL INFORMATION (unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Tamarack Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/06	Ending Account Value 3/31/07	Expenses Paid During Period* 10/1/06 - 3/31/07	Annualized Expense Ratio During Period 10/1/06 - 3/31/07

Prime Money Market Fund	$1,000.00	$1,020.94	$4.03	0.80%
U.S. Government Money Market Fund	1,000.00	1,021.04	3.93	0.78%
Tax-Free Money Market Fund	1,000.00	1,021.44	3.53	0.70%
Institutional Prime Money Market Fund	1,000.00	1,023.59	1.36	0.27%
Institutional Tax-Free Money Market Fund	1,000.00	1,023.49	1.46	0.29%
Treasury Plus Money Market Fund	1,000.00	1,023.93	1.01	0.20%

*  Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect one-half year period).

64

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of Tamarack Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended March 31, 2007. The portfolio managers’ views are subject to change at any time based on market or other conditions.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Voyageur Asset Management serves as investment adviser for the Tamarack Funds. RBC Dain Rauscher Inc. is the distributor for all of the Tamarack Money Market Funds except for the Treasury Plus Money Market Fund. The Treasury Plus Money Market Fund is distributed by Tamarack Distributors Inc., member NASD.

Tamarack Funds
P.O. Box 219757
Kansas City, MO 64121-9757

800-422-2766
www.voyageur.net

The Tamarack Funds are pleased to introduce our first shareholder reports printed entirely on Forest Stewardship Council certified paper.
FSC certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

TF-MM SAR 3-07

Item 2. Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

NOT APPLICABLE – ONLY FOR ANNUAL REPORTS.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

NOT APPLICABLE – ONLY FOR ANNUAL REPORTS.

Item 3. Audit Committee Financial Expert.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-

2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE – ONLY FOR ANNUAL REPORTS.

Item 4. Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)   (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

       (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

NOT APPLICABLE – ONLY FOR ANNUAL REPORTS.

Item 5. Audit Committee of Listed Registrants.

(a)

If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE.

Item 6. Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

NOT APPLICABLE.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

Item 11. Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE – ONLY EFFECTIVE FOR ANNUAL REPORTS.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

CERTIFICATIONS PURSUANT TO RULE 30a-2 ( a) ARE ATTACHED HERETO.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

NOT APPLICABLE.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
CERTIFICATIONS PURSUANT TO RULE 30A-2 (B) ARE FURNISHED HEREWITH.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tamarack Funds Trust

By (Signature and Title)*	/s/ Erik R. Preus
Erik R. Preus, President and Chief Executive Officer

Date	May 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Erik R. Preus
Erik R. Preus, President and Chief Executive Officer

Date	May 31, 2007

By (Signature and Title)*	/s/ David P. Lux
David P. Lux, Chief Financial Officer and Treasurer

Date	May 31, 2007

* Print the name and title of each signing officer under his or her signature.